                                                                    EXHIBIT 10.9


CERTEGY/IBM CONFIDENTIAL


                       CONFIDENTIAL TREATMENT REQUESTED.

                CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN
                 REDACTED PURSUANT TO A REQUEST FOR CONFIDENIAL
              TREATMENT PREVIOUSLY GRANTED BY THE COMMISSION UNDER
                  OF THE SECURITIES AND EXCHANGE ACT OF 1934,
                 AS AMENDED, AND THE SPECIFIC PORTIONS THAT THE
                 REGISTRANT DESIRES TO BE KEPT CONFIDENTIAL ARE
             MARKED WITH *** AT THE REDACTED PORTION AND FOOTNOTED
              "CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY
                              WITH THE COMMISSION"

                                MASTER AGREEMENT
                                      FOR
                           OPERATIONS SUPPORT SERVICES

     This Master Agreement is entered into as of June 29, 2001 (the "Effective Date") between

     1. International Business Machines Corporation, a New York corporation ("IBM").

AND

     2. Certegy Inc., a Georgia corporation ("Certegy").

     The Parties agree to the terms and conditions set forth in this Master Agreement (including the forms of Exhibits and Schedules referenced in this Master Agreement), and in each Transaction Document (including the Supplement and Schedules referenced in each Transaction Document) executed by the Parties referencing this Master Agreement. Each Transaction Document is incorporated into this Master Agreement, and the several Transaction Documents and this Master Agreement are herein collectively referred to as the "Agreement".

Signed for and on behalf of IBM:

INTERNATIONAL BUSINESS MACHINES CORPORATION

Signature:
           --------------------------

Title:
       ------------------------------

Signed for and on behalf of Certegy:

CERTEGY INC.

Signature:
           --------------------------

Title:
       ------------------------------

CERTEGY/IBM CONFIDENTIAL

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
 1. PURPOSE/STRUCTURE/TERM OF AGREEMENT                                        1
    1.1.   Purpose of Agreement                                                1
    1.2.   Structure of Agreement                                              2
    1.3.   Term of Agreement                                                   2
    1.4.   Extension of Services                                               2
 2. DEFINITIONS                                                                3
 3. THE SERVICES                                                              13
    3.1.   Obligation to Provide Services                                     13
    3.2.   Performance                                                        13
    3.3.   Disaster Recovery Services                                         14
    3.4.   Audits                                                             14
    3.5.   Facilities and Data Center                                         15
    3.6.   Security                                                           15
    3.7.   Technology Refresh                                                 15
    3.8.   Software Licenses                                                  16
    3.9.   Software Currency                                                  17
    3.10.  Viruses                                                            17
    3.11.  Software--Substitutions and Additions                              18
    3.12.  New Services                                                       18
    3.13.  Affiliates                                                         19
 4. WARRANTIES/REPRESENTATIONS/COVENANTS                                      19
    4.1.   Work Standards                                                     19
    4.2.   Noninfringement                                                    19
    4.3.   Disabling Code                                                     20
    4.4.   Authorization and Enforceability                                   20
    4.5.   Disclaimer                                                         20
    4.6.   Regulatory Proceedings and Compliance with Laws                    21
    4.7.   Year 2000 Warranty                                                 21
    4.8.   Covenant of Cooperation and Good Faith                             21
 5. TRANSITION                                                                21
    5.1.   Transition Plan                                                    21
    5.2.   Affected Employees                                                 22
    5.3.   Resources and Facilities                                           22
 6. INTEGRATED PLANNING TEAM/CHANGE CONTROL PROCESS                           23
    6.1.   Certegy/IBM Integrated Planning Team                               23
    6.2.   Reports/Projections/Plans                                          23
    6.3.   Change Control Process                                             24
 7. SERVICES STAFFING/MANAGEMENT/ADMINISTRATION                               25
    7.1.   Project Executives                                                 25
    7.2.   Replacement of Personnel                                           25
    7.3.   Retention of Experienced Personnel                                 25
    7.4.   Efficient Use of Resources                                         26
 8. RELATIONSHIP PROTOCOLS                                                    26
    8.1.   Evolving Nature of Relationship                                    26
    8.2.   Required Consents                                                  26
    8.3.   Appointment as Attorney In Fact                                    28
    8.4.   Conflicts of Interests                                             29
    8.5.   Alternate Providers                                                29
    8.6.   Use of Subcontractors                                              30
    8.7.   Certegy Approvals and Notification                                 31
 9. CHARGES/NEW SERVICES/INVOICES/PAYMENTS                                    31
    9.1.   Disbursements                                                      31


                                  Page i of iii

CERTEGY/IBM CONFIDENTIAL

    9.2.   Monthly Charge                                                     31
    9.3.   Additional Charges                                                 31
    9.4.   Cost of Living Adjustment                                          32
    9.5.   Taxes                                                              32
    9.6.   New Services                                                       32
    9.7.   Invoice Payment                                                    33
    9.8.   REDACTED ***                                                       33
    9.9.   Service Credits                                                    33
    9.10.  Other Credits                                                      33
    9.11.  REDACTED ***                                                       34
    9.12.  Disputed Charges/Credits                                           34
    9.13.  Reduction of Certegy Work                                          34
10. INTELLECTUAL PROPERTY RIGHTS                                              34
    10.1.  Ownership of Materials                                             35
    10.2.  Obligations Regarding Materials                                    35
11. CONFIDENTIALITY/DATA SECURITY                                             36
    11.1.  Confidential Information                                           36
    11.2.  Obligations                                                        36
    11.3.  Exclusions                                                         37
    11.4.  Loss of Company Information                                        37
    11.5.  Limitation                                                         37
    11.6.  Data                                                               38
12. TERMINATION                                                               38
    12.1.  Termination By Certegy                                             38
    12.2.  Termination by IBM                                                 39
    12.3.  Termination Charges                                                39
    12.4.  [Reserved]                                                         39
    12.5.  Services Transfer Assistance                                       39
    12.6.  Other Rights Upon Termination                                      40
    12.7.  Effect of Termination/Survival of Selected Provisions              42
13. LIABILITY                                                                 42
    13.1.  Liability Caps                                                     42
    13.2.  Exclusions                                                         42
    13.3.  Direct Damages and Cover Charges                                   42
    13.4.  Dependencies                                                       43
    13.5.  Remedies                                                           43
14. INDEMNITIES                                                               43
    14.1.  Indemnity by IBM                                                   43
    14.2.  Indemnity by Certegy                                               45
    14.3.  Employment Actions                                                 46
    14.4.  Exclusive Remedy                                                   46
    14.5.  Indemnification Procedures                                         46
    14.6.  Limitation                                                         47
15. INSURANCE AND RISK OF LOSS                                                47
    15.1.  IBM Insurance                                                      47
    15.2.  Risk of Property Loss                                              48
    15.3.  Mutual Waiver of Subrogation                                       48
16. DISPUTE RESOLUTION                                                        49
    16.1.  Dispute Resolution Procedures                                      49
    16.2.  Continued Performance                                              50

----------
***  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.


                                 Page ii of iii

CERTEGY/IBM CONFIDENTIAL

17. GENERAL                                                                   50
    17.1.  Relationship of Parties                                            50
    17.2.  Entire Agreement, Updates, Amendments and Modifications            50
    17.3.  Force Majeure                                                      50
    17.4.  Nonperformance                                                     51
    17.5.  Waiver                                                             51
    17.6.  Severability                                                       51
    17.7.  Counterparts                                                       52
    17.8.  Governing Law                                                      52
    17.9.  Binding Nature and Assignment                                      52
    17.10. Notices                                                            52
    17.11. No Third Party Beneficiaries                                       54
    17.12. Other Documents                                                    54
    17.13. Consents and Approvals                                             54
    17.14. Headings                                                           54
    17.15. Remarketing                                                        54
    17.16. Commencement of Actions                                            55
    17.17. IBM Logo Products Warranties                                       55


                                 Page iii of iii

CERTEGY/IBM CONFIDENTIAL

                                    EXHIBITS

1. Master Agreement Structure Diagram
2. Transaction Document Structure Diagram
3. Form of Transaction Document
4. Form of Supplement
5. Form of Schedules
6. Integrated Planning Team Charter and Operating Procedures


                                   Page i of i

CERTEGY/IBM CONFIDENTIAL

                                  ATTACHMENTS

FORM OF TRANSACTION DOCUMENT

FORM OF SUPPLEMENT

               SCHEDULE                                   TITLE
-------------------------------------   ----------------------------------------
                  A                     "Applications Software"
 (Configured for each Tower and TD)          -   "Applications Software Certegy"
                                             -   "Applications Software IBM"

                  B                     "Systems Software"
 (Configured for each Tower and TD)          -   "Systems Software Certegy"
                                             -   "Systems Software IBM"

                  C                     "Certegy Provided Hardware"
 (Configured for each Tower and TD)

                  D                     "IBM Machines"
 (Configured for each Tower and TD)

                  E                     The "Services, Measures of Utilization,
 (Configured for each Tower and TD)     and Operational and Financial
                                        Responsibilities"

                  F                     Leases, Licenses and Other Contracts
 (Configured for each Tower and TD)

                  G                     "Disaster Recovery Services"
 (Configured for each Tower and TD)

                  H                     "Transition Plan"
 (Configured for each Tower and TD)

                  I                     "Network Locations"
        (Network Tower Only)

                  J                     "Charging Methodologies"
   (Standard Form for All Towers)

                  K                     "Applications Installation Standards"
 (Configured for each Tower and TD)     (Operating Environment IT Standards)

                  L                     "Security Procedures and
 (Configured for each Tower and TD)     Responsibilities-Data and Physical"

                  M                     "Help Desk Services"
 (Configured for each Tower and TD)

                  N                     "Projects"
 (Configured for each Tower and TD)

                  O                     "Affected Employees"
(Standard Form for All Towers)


                                  Page i of ii

CERTEGY/IBM CONFIDENTIAL

                  P                     Maintenance Terms
        (MicroLAN Tower Only)

                  Q                     Outstanding Employee Claims
    (Standard Form for All Towers)

                  R                     "Services Transition Assistance"
    (Standard Form for All Towers)

                  S                     "Service Levels and Service Credits"
  (Configured for each Tower and TD)

                  T                     "Certegy Provided Office Furnishings"
  Configured for each Tower and TD)

                  U                     "Bill of Sale"
      (Standard for all Towers)

                  V                     "Key Employees"
      (Standard for all Towers)

CERTEGY/IBM CONFIDENTIAL

1.   PURPOSE/STRUCTURE/TERM OF AGREEMENT

1.1. PURPOSE OF AGREEMENT

a) IBM is a provider of a broad range of operations support services for on-line information services companies including, without limitation, information technology, information management, communications and related services, and is experienced and skilled in the administration, management, provision and performance of such services and the business functions, responsibilities and tasks attendant with such services. IBM desires (i) to provide certain of these operations support services to the Certegy Group for the Certegy Business, and to perform and assume the functions, responsibilities and tasks attendant with such operations support services; and (ii) to provide additional quantities and elements of these and other operations support services to the Certegy Group for the Certegy Business and to perform and assume the functions, responsibilities and tasks attendant with such operations support services as envisioned to be required for the Certegy Business and the Certegy Group, all as specifically set forth in this Agreement. Certegy desires that such operations support services for the Certegy Business and the Certegy Group and the attendant functions, responsibilities and tasks, be performed and assumed by IBM. The Agreement documents the terms and conditions under which (i) the Certegy Group will obtain such operations support services from IBM and (ii) IBM will administer, manage, support, provide and perform such services and the functions, responsibilities and tasks attendant with such services, for the Certegy Group.

b) The Parties have identified goals and objectives that they intend that IBM's performance pursuant to the Agreement will assist the Parties to achieve. These goals and objectives include the following: (i) engaging IBM
     (A) under a master agreement to provide, and/or cause to be provided through its Affiliates and/or other subcontractors, certain operations support services to Certegy and certain of its Affiliates on a worldwide basis as the Certegy Business evolves over the Term, (B) to efficiently and timely provide such operations support services to, and perform and assume the functions, responsibilities and tasks attendant with such support services for, the Certegy Business and the Certegy Group at levels appropriate to fulfill the requirements of the Certegy Business and the Certegy Group; and (C) to proactively define and propose cost effective solutions to improve the efficiency and functionality of the information management systems operations of the Certegy Group in support of the Certegy Business; (ii) securing favorable rates for current and additional resource consumption and for reductions in resource consumption and increasing flexibility regarding resources chargeable and available to the Certegy Group and committed by IBM to the Certegy Group; (iii) taking advantage of new and/or proven business processes and technologies to improve performance, efficiency and cost to performance ratios experienced by the Certegy Group and to enable the Certegy Group to respond to market requirements for the Certegy Business; (iv) enhancing the current functionality of the Certegy Group's processes, systems and service levels covered under this Agreement; (v) minimizing any potential operating and financial risks to the Certegy Group, (vi) ensuring the efficiency, stability and security of existing and future processes, systems and service levels, (vii) evolving the support services, processes, systems and service levels to meet the dynamic requirements of the Certegy Group and the Certegy Business; and (viii) providing an opportunity to transition the Services back to the Certegy Group or to another service provider from IBM with minimal disruption.

c) IBM recognizes that the Certegy Group expects to be treated as a valued and commercially favored customer and agrees that the definition of customer satisfaction goes beyond IBM's performance against established service levels and requires that IBM exhibit a customer service attitude focused on assisting Certegy where commercially reasonable to attain the goals and objectives described in Section 1.1(b), including, without limitation, reducing the operations support costs of and improving service levels to the Certegy Group and the customers of the Certegy Group.

d) The provisions of this Section 1.1 are intended to be a statement of the purpose of the Agreement and are not intended to alter the plain meaning of the terms and conditions of the Agreement or to require either Party to undertake performance obligations beyond those set forth in the Agreement. To the extent that the terms and conditions of the Agreement are unclear or ambiguous, such terms and conditions are to be interpreted and construed consistent with the purposes set forth in this Section 1.1.

CERTEGY/IBM CONFIDENTIAL

1.2. STRUCTURE OF AGREEMENT

a) The Services will be grouped around the following technology platforms and clusters of services: Mainframe, Midrange, MicroLAN and Network. Each such technology platform/cluster of services is herein referred to generically as a "Tower".

b) The Agreement is comprised of (i) the provisions set forth in this Master Agreement and the forms of the Exhibits and Schedules referenced herein as illustrated in Exhibit 1; and (ii) each Transaction Document including the Supplement and Schedules referenced in each Transaction Document and as illustrated in Exhibit 2.

c) The Services under each Transaction Document may be defined on a Tower basis across sites and/or on a Tower basis and all Towers located at one
     (1) site, and/or on a Tower basis migrated to multiple sites or to one (1) site, will be the subject of a single Transaction Document. Each Transaction Document will be in the form of Exhibit 3 adjusted to comport with the applicable Services arrangement. Each Transaction Document will be comprised of a Supplement in the form of Exhibit 4 and Schedules in the form of Exhibit 5, all configured as described in Exhibit 2 and adjusted to comport with the applicable Services arrangement.

d) Transaction Documents will be executed by the Parties. The terms of Transaction Documents will be governed by the terms of the Master Agreement unless the Parties specifically note the deviations from the terms of the Master Agreement for the purposes of such Transaction Document in the Section of the Transaction Document entitled "Deviations From Terms of Master Agreement".

e) Each Transaction Document will be submitted to and approved by the Integrated Planning Team prior to execution by the Parties. The approval will be evidenced by a representative of each of the Parties who is also a member of the Integrated Planning Team, noting and attesting to the approval of the Integrated Planning Team on a cover sheet to such Transaction Document.

f) IBM and Certegy will be the primary contracting parties under the Agreement and under each Transaction Document. Each of the Parties may assign a Transaction Document to one of its Affiliates for performance, but such assignment shall not relieve or release such Party from the full, timely and proper performance of its duties and obligations under such Transaction Document. Moreover, as a condition precedent to such assignment, the Affiliate shall accept such assignment and agree to assume the full, timely and proper performance of the duties and obligations of the Party assigning such Transaction Document to such Affiliate in a written document in form and content reasonably satisfactory to the other Party.

1.3. TERM OF AGREEMENT

The term of the Agreement will begin as of the Effective Date and will terminate upon the later to occur of (a) the expiration of the Transaction Document with the longest term extending past December 31, 2007, or (b) upon a termination date that is effective not sooner than six (6) months after December 31, 2007 set forth in a notice by either Party to the other Party (the "Term") unless earlier terminated in accordance with the provisions of the Agreement.

1.4. EXTENSION OF SERVICES

Certegy may request and IBM will once extend the provision of the Services pursuant to any Transaction Document or the Services Transfer Assistance pursuant to any Transaction Document for up to one (1) year ("Extension Period") upon not less than sixty (60) days prior written notice before the scheduled termination or expiration of the provision of such Services or Services Transfer Assistance, or if applicable, notice given within thirty (30) days after the effective date of a notice of termination for any reason by either Party, other than Termination for Convenience. However, in the event Certegy is in default with respect to the payment of any amounts under a Transaction Document at the start of the Extension Period, IBM will extend the provision of such Services or Services Transfer Assistance as described in this Section 1.4, only if Certegy cures such default and prepays three (3) months of the

CERTEGY/IBM CONFIDENTIAL

Monthly Charges allocable to such Transaction Document during such Extension Period and a reasonable projection of other charges due under such Transaction Document for such three (3) calendar months period. Certegy will be credited any unused portions of such prepayment for the remaining part of such Extension Period covered by such unused portion of such prepayment.

2.   DEFINITIONS

In the Agreement (including each Transaction Document and the Supplement and Schedules thereto), the following terms will have the following meanings:

Action                         has the meaning given in Section 17.8.

AD/M                           means both Applications Development and Applications
                               Maintenance.

AD/M Projects                  means the Applications Development and Applications
                               Maintenance performed during the Term and the production
                               cutover date for the corresponding scheduled Projects
                               and/or each New Service added during the Term requiring the performance of Applications Development and Applications
                               Maintenance by IBM.

Affected Employees             has the meaning given in Section 5.2.

Affiliates                     means, with respect to a Party, any entity at any time
                               Controlling, Controlled by or under common Control with
                               such Party.

Agreement                      means this Master Agreement for Operations Support Services
                               Agreement and the forms of Exhibits and Schedules
                               referenced herein and each Transaction Document referencing the Master Agreement for Operations Support Services and
                               the Supplement and Schedules referenced therein.

Annual Service Charge or ASC   has the meaning given in the Supplement and Schedules to
                               each Transaction Document for such Transaction Document.

Applications Development       means the programming of any new applications software, and changes or enhancements to existing Applications Software.
                               Programming effort shall include the pre and post
                               development analysis, planning, design, coding, testing,
                               installation, provision of a single set of program and
                               training documentation per Applications Software program
                               and training necessary to complete the task.

Applications Development       means the pre and post development analysis, planning,
Methodology                    design, coding, testing, installation, provision of a
                               single set of program and training documentation per
                               Applications Software program and training necessary to
                               complete the task.

Applications Maintenance       means defect identification and provision of fixes, and
                               installation of those fixes and updates for the
                               Applications Software provided by the Applications Software vendors as part of normal maintenance service for the
                               Applications Software for which there is no charge by such vendors in addition to periodic maintenance charges, if
                               any, and defect identification, provision of fixes and
                               installation of those fixes and updates for Applications
                               Software for which there is no generally commercially
                               available maintenance support.

Applications Software          means those programs and programming, including all
                               supporting documentation and media, that perform specific
                               user related data processing, data management and
                               telecommunications tasks, including updates, enhancements, modifications, releases and Derivative Works thereof.
                               Applications Software as of the


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

CERTEGY/IBM CONFIDENTIAL

                               Commencement Date is listed in Schedule A to each
                               Transaction Document for such Transaction Document, which
                               Schedule shall be updated pursuant to Section 8.1 during
                               the Term to reflect the then-current Applications Software.

Applications                   means the Applications Software listed on Schedule A to
Software--Certegy              each Transaction Document for such Transaction Document
                               under such heading, provided or to be provided by Certegy.

Applications Software--IBM     means the Applications Software listed on Schedule A to
                               each Transaction Document for such Transaction Document
                               under such heading, provided or to be provided by IBM.

Authorized User                means a person or entity authorized to use the Services,
                               including without limitation the System, by Certegy.

Baseline(s)                    has the meaning given in Schedule J to each Transaction
                               Document for such Transaction Document.

Business and Operations        has the meaning given in Section 6.2(b).
Support Plan

Cable or Cabling               means the wires or cables that interconnect Machines and/or connect a Machine to a facility connection.

Certegy Business               means the businesses engaged in by the Certegy Group.

Certegy Code                   means Code Developed by IBM and/or its subcontractors
                               independently or jointly with the Certegy Group and/or
                               their contractors, as part of the Services. Certegy Code
                               shall not include any IBM Derivative Code.

Certegy Direct Damages Cap     has the meaning given in Section 13.1(b).

Certegy Derivative Code        means Developed Code, which constitutes Derivative Work of software for which the copyright is owned by the Certegy
                               Group and/or their contractors.

Certegy Group                  means individually and collectively Certegy and its
                               existing and future Affiliates that are using and/or
                               receiving any portion of the Services.

Certegy, IBM Integrated        has the meaning given in Section 6.1.
Planning Team

Certegy In-Scope Operations    means all functions, responsibilities, tasks and activities that are described in the Agreement and each Transaction
                               Document (including the Supplement and Schedules thereto)
                               that are to be performed by IBM under the Agreement,
                               including, without limitation, those performed for the
                               Certegy Group by the Affected Employees that are directly
                               related to information technology services under each
                               Transaction Document before they entered the employ of IBM and/or its Affiliates and subcontractors and those
                               performed by IBM and/or its Affiliates for Certegy and/or
                               its Affiliates immediately prior to the Commencement Date
                               under any Transaction Document or agreement with IBM
                               comprised of or directly related to the information
                               technology services under such Transaction Document and
                               otherwise within the scope of the prior Transaction
                               Document or agreement between Certegy and IBM pursuant to
                               which such services were performed unless specifically
                               deleted or otherwise described (versus not described) in
                               the new

CERTEGY/IBM CONFIDENTIAL

                               Transaction Document.

Certegy LAN Software           has the meaning given in Schedule A to each Transaction
                               Document for such Transaction Document.

Certegy Provided Hardware      means the computer equipment peripheral devices, storage
                               media, Cabling, connectors, the Data Network, the LAN,
                               telephone equipment and other equipment (however described)
                               provided from time to time by the Certegy Group for use by
                               IBM to perform and deliver the Services and fulfill its
                               obligations under the Agreement. The Certegy Provided
                               Hardware as of the Commencement Date is listed on and/or
                               referred to in Schedule C to each Transaction Document for such Transaction Document, which schedule shall be updated pursuant to Section 8.1 during the Term to reflect the
                               then-current Certegy Provided Hardware.

Certegy Provided Office        means the desks, chairs, filing cabinets, office cube
Furnishings                    partitions and other office furniture (however described)
                               provided from time to time by the Certegy Group for use by
                               IBM to perform and deliver the Services and fulfill its
                               obligations under the Agreement. The Certegy Provided
                               Office Furnishings as of the Commencement Date are listed
                               on and/or referred to in Schedule T to each Transaction
                               Document for such Transaction Document, which schedule
                               shall be updated pursuant to Section 8.1 during the Term to reflect the then-current Certegy Provided Office
                               Furnishings.

Certegy Server                 shall have the meaning given in a Schedule to each
Configurations                 Transaction Document for such Transaction Document.

Certegy Software               means Applications Software-Certegy, Systems
                               Software-Certegy and Certegy LAN Software.

Certegy Works                  means literary works of authorship (other than Code)
                               Developed by IBM and/or its subcontractors independently or jointly with the Certegy Group and/or its contractors under the Agreement, specifically for the Certegy Group or the
                               Certegy Business or specifically for the purpose of
                               providing the Services, including without limitation user
                               manuals, charts, graphs and other written documentation,
                               and machine-readable text and files, but shall not include any Derivative Works of any works in which the copyright is owned by IBM, its Affiliates or subcontractors.

Change Control Process         has the meaning given in Section 6.3 of the Agreement.

Change of Control              means the transfer of the Control of a Party, or a sale of substantially all of the assets of a Party, from the
                               persons or persons who hold such Control on the Effective
                               Date to another person or persons, but shall not include a transfer of the Control of a Party to an Affiliate of such
                               Party.

Change Request                 has the meaning given in Section 6.3.

Claim                          has the meaning given in Section 14.5(a).

Code                           has the meaning given in Section 10.

Commencement Date              means the date set forth in each Transaction Document for
                               the start of the Services covered by such Transaction
                               Document.

CERTEGY/IBM CONFIDENTIAL

Company Information            has the meaning given in Section 11.1.

Confidential Information       has the meaning given in Section 11.1.

Contract Year                  means each twelve (12) calendar month period, or portion
                               thereof, beginning January 1 of each calendar year during
                               the Term.

Control, Controlling, or       means possessing, directly or indirectly, the power to
Controlled                     direct or cause the direction of the management and
                               policies of an entity through ownership of greater than
                               fifty (50%) percent of the voting securities of such
                               entity.

Cost of Living Adjustment      has the meaning given in Schedule J to each Transaction
("COLA")                       Document for such Transaction Document.

CRF or Change Request Form     has the meaning given in Section 6.3.

Data Center                    means the data centers from which the Services are provided located in the Facilities as set forth in each Transaction
                               Document.

Data Network                   means the communication facilities and components set forth in the Schedules to each Transaction Document that are used to transmit voice, image and data signals and which
                               initially consist of the communications facilities and
                               components used by the Certegy Group immediately prior to
                               the Commencement Date to provide information communication services to the Certegy Group, including without
                               limitation, all Machines, Software, communications lines.
                               Cabling and Wiring used to connect and transmit information among the Facilities and the Network Locations, but does
                               not include End User Machines.

Derivative Work                means a work based on one or more pre-existing works,
                               including without limitation, a condensation,
                               transformation, expansion or adaptation, which would
                               constitute a copyright infringement if prepared without
                               authorization of the owner of the copyright of such
                               pre-existing work.

Develop                        has the meaning given in Section 10.

Direct Damages                 has the meaning given in Section 13.3.

Direct Damages Caps            has the meaning given in Section 13.1(b).

Disabling Code                 means Code which is designed for the purpose and has the
                               effect of disabling or otherwise shutting down for or more software programs or systems and/or hardware or hardware
                               systems.

Disaster Recovery Center       means the location designated by such name or its
                               equivalent in the Disaster Recovery plan referenced in
                               Schedule G to each Transaction Document for such
                               Transaction Document.

Disaster Recovery Services     means the Disaster Recovery services described in Schedule
                               G to each Transaction Document for such Transaction
                               Document.

Effective Date                 means the date set forth on the initial page of the Master
                               Agreement.

End User Machines              means all work stations, terminals, printers, fax machines, and associated peripheral equipment used by end users and
                               described in a Schedule to each Transaction Document for
                               such Transaction Document, whether stationary or

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
                               mobile equipment used by end users, but does not include
                               the work stations being used by IBM personnel in connection with the scheduled Projects or the Certegy Provided
                               Hardware located in the Data Center.

Elements of the Services       has the meaning given in Section 17.15.

Execution Date                 has the meaning given in Section 8.3(c).

Extension Period               has the meaning given in Section 1.4.

Facilities                     has the meaning given in a Schedule to each Transaction
                               Document for such Transaction Document.

Force Majeure Event            has the meaning given in Section 17.3(a).

Help Desk                      means the IBM help desk which is staffed by IBM to provide support to Certegy as described in Schedule M to each
                               Transaction Document for such Transaction Document.

IBM Code                       means Code Developed by IBM personnel at IBM's expense and not as part of the Services, but used to provide the
                               Services, which code does not constitute a Derivative Work of any software owned by the Certegy Group, IBM, or their
                               respective Affiliates or contractors or subcontractors. IBM
                               Code shall not include any Certegy Derivative Code.

IBM Derivative Code            means Code Developed under the Agreement, which constitutes
                               Derivative Works of software for which the copyright is
                               owned by IBM, its Affiliates or its subcontractors.

IBM Direct Damages Cap         has the meaning given in Section 13.1(a)(i).

IBM Indemnitees                has the meaning given in Section 14.2.

IBM Interfaces                 means Code and/or literary works of authorship created at
                               IBM's expense, by IBM personnel and/or its contractors and not as part of the Services, but used to provide the
                               Services, and interface or describe and instruct regarding the interface, between and among Applications Software and the Systems Software, which does not constitute a
                               Derivative Work of any software or literary works of
                               authorship owned by the Certegy Group, IBM, or their
                               respective Affiliates or contractors, including without
                               limitation, user manuals, charts, graphs and other written documentation, and machine-readable text and files.

IBM LAN Software               has the meaning given in Schedules A and B.

IBM Logo Products              has the meaning given in Section 4.7.

IBM Machines                   means the computer equipment, peripheral devices, storage
                               media, cabling, connectors, extenders and other equipment
                               (however described) including without limitation, modems,
                               routers and termination boxes for the Network located in
                               the Facilities and other Certegy Group Sites, including
                               without limitation Data Center and at the Network
                               Locations, provided by or through and used from time to
                               time by IBM to perform and deliver the Services and fulfill its obligations under the Agreement. The IBM Machines as of the Commencement Date are listed on Schedule D to each
                               Transaction Document for such Transaction Document, which
                               schedule shall be updated pursuant to Section 8.1 during
                               the Term to reflect the

CERTEGY/IBM CONFIDENTIAL

                               then current IBM Machines.

IBM Software                   means the Applications Software-IBM, Systems Software-IBM
                               and IBM LAN Software.

IBM Year 2000 Compliance or    means that the product will, subject to the provisions of
Compliant                      Section 4.5(b), when used in accordance with its associated documentation, (i) accurately process and handle date data
                               (including but not limited to, calculating, comparing and
                               sequencing, to the extent that the product's specifications provide for such processing or handling of date data)
                               within, from, into and between the twentieth and
                               twenty-first centuries, and the years 1999 and 2000,
                               including leap year calculations, to the extent that all
                               other products used in combination with such product
                               properly exchange date data with it, and (ii) will properly exchange date data with other IBM Logo Products that are
                               IBM Year 2000 Compliant, provided that such IBM Logo
                               Products are specified by IBM to operate together as part
                               of a system.

IBM Works                      means literary works of authorship (other than Code)
                               Developed at IBM's expense, by IBM personnel and/or its
                               contractors and not specifically for the Certegy Group or
                               the Certegy Business or not specifically for the purpose of providing the Services, but used to provide the Services,
                               including without limitation user manuals, charts, graphs
                               and other written documentation and machine-readable text
                               and files, but shall not include any Derivative Works of
                               any works in which the copyright is owned by Certegy or its
                               Affiliates or subcontractors.

Indemnified Party              has the meaning given in Section 14.4.

Indemnifying Party             has the meaning given in Section 14.5(a).

Indemnitee                     has the meaning given in Section 14.1.

Installations, Moves, Adds     "Installation" means the installation of circuits, network
and Changes or (IMACS)         hardware and software and network end-user equipment at any
                               Authorized User location, including testing to ensure
                               network connectivity and proper operation. "Move" means the physical disconnection of network equipment and services
                               and, in some cases, the relocation to another site. In most cases, this activity is coordinated with outside vendors,
                               such as telephone company representatives, to ensure that
                               all necessary components of the network are properly moved, and if appropriate re-installed. Recording of assets by
                               decal and serial number is critical to the integrity of the move. "Add" means the process of adding, expanding and
                               possibly reconfiguring network systems. This may involve
                               circuits, circuit speeds or network equipment. In some
                               cases, network software would be affected. After the
                               process is complete, testing occurs to ensure that the
                               final system is fully operational. "Change" means the
                               process of altering an existing network system or
                               environment and could include network software upgrades and system or technology enhancements. The change could be
                               implemented by IBM or a third-party vendor, with testing
                               occurring after the change to ensure network and systems
                               integrity.

Integrated Planning Team or    means the team composed of the individuals specified in
"IPT"                          Section 6.

Key Employees                  means those employees agreed by Certegy and IBM to be key
                               employees pursuant to each Transaction Document and
                               identified in Schedule V thereto.

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
Level One Support              has the meaning given in a Schedule to each Transaction
                               Document for such Transaction Document.

Level Three Support            has the meaning given in a Schedule to each Transaction
                               Document for such Transaction Document.

Level Two Support              has the meaning given in a Schedule to each Transaction
                               Document for such Transaction Document.

Listed Subcontractors          has the meaning given in Section 8.6(a).

Local Area Network (LAN)       means all communications equipment and components that are used to transmit voice, image and data signals within a
                               local area network and which initially consist of the
                               communications facilities and components in use by Certegy immediately prior to the Commencement Date to provide local area network communications facilities to the Certegy Group as described in Schedule I to each Transaction Document for such Transaction Document, including without limitation the associated attachments, peripherals, features, software and accessories, communications lines and Cabling, including
                               the wiring systems, at the locations specified in such
                               Schedule.

Losses                         means all losses, liabilities, damages, penalties and
                               claims (including taxes and all related interest and
                               penalties incurred directly with respect thereto), and all related costs, expenses and other charges (including all
                               reasonable attorneys' fees and reasonable costs of
                               investigation, litigation, settlement, judgment, interest
                               and penalties).

Machines                       means the IBM Machines and Certegy Provided Hardware.

Maintenance Release            means those Software fixes and updates provided by the
                               Software vendors as part of normal maintenance service for the Software for which there is no charge by such vendors
                               in addition to periodic maintenance charges, if any.

Materials                      means the Certegy Code, the Certegy Derivative Code, the
                               Certegy Works, the IBM Code, the IBM Derivative Code, the
                               IBM Works and the IBM Interfaces.

Minimum Service Levels         has the meaning given in Schedule S to each Transaction
                               Document for such Transaction Document.

Monthly Charge                 has the meaning given in Schedule J to each Transaction
                               Document for such Transaction Document.

Network                        means the Data Network, Local Area Network and Voice
                               Services.

Network Locations              has the meaning given in Schedule I to each Transaction
                               Document for such Transaction Document.

Network Vendors                means any third parties providing information communication services to Certegy which are accessed or will be accessed through the Network.

New Services                   has the meaning given in Section 3.12.

Notice                         has the meaning given in Section 16.1(b)

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
Other Products                 has the meaning given in Section 4.5(c).

Parties                        means IBM and Certegy as detailed on the initial page of
                               the Agreement.

Party                          means IBM or Certegy as detailed on the initial page of the
                               Agreement.

Performance Standards          means the service levels and performance responsibilities
                               under which the Services will be provided. The Performance
                               Standards are described in Schedule S to each Transaction
                               Document for such Transaction Document.

Performance Value              has the meaning given in Section 9.8(d).

Poll                           means to electronically connect the Facilities to the other
                               Certegy Group sites to retrieve data, perform
                               downloads/updates and/or execute remote diagnostics.

Project                        means the portion of the Services described in Schedule N
                               to each Transaction Document.

Project Executive              has the meaning given in Section 7.1.

Required Consents              means any consents or approvals required to be obtained (a)
                               to allow IBM and its subcontractors to assume financial
                               and/or support, operational, management and administrative responsibility for the Certegy Software, the Certegy
                               Provided Hardware and the Certegy Provided Office
                               Furnishings in connection with the Services; (b) for the
                               licensing, transfer and/or grant of the right to the
                               Certegy Group to use the IBM Software and IBM Machines as
                               contemplated by the Agreement; and (c) for the Certegy
                               Group and IBM and its subcontractors to have access to and use of the space, equipment, software and/or third party
                               services provided under the Third Party Agreements in
                               connection with the Services as contemplated by the
                               Agreement.

Resource Unit ("RU")           has the meaning given in Schedule E to each Transaction
                               Document for such Transaction Document.

Service Credits                has the meaning set forth in Section 9.9 and Schedule S to each Transaction Document.

Service Employees              has the meaning given in Section 12.6(g).

Services                       means the Certegy In-Scope Operations, including, without
                               limitation, any migration of the Certegy In-Scope
                               Operations from the Certegy Group to IBM pursuant to a
                               Transaction Document.

Services Transfer Assistance   has the meaning given in Section 12.5.

Similarly Situated Customers   means IBM customers with substantially the same mix and
                               type of processing applications and systems resources
                               utilization at similar or lesser volumes.

Software                       means IBM Software and Certegy Software.

Supplement                     means the Supplement to each Transaction Document
                               containing the charges and certain other necessary
                               information.

System                         means the Machines, Software and Network covered under the
                               Agreement and the

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
                               operating environment therefor.

Systems Software               means those programs and programming (including all
                               supporting documentation and media) that perform tasks
                               related to the functioning of the data processing, and
                               telecommunication equipment which is used to operate the
                               Applications Software or otherwise to support the provision of the Services by IBM under the Agreement, whether or not licensed to IBM. Systems Software may include but is not
                               limited to, database creation and management software,
                               application development tools, operating systems, software utilities, data security software, data network software,
                               communications monitors and data base managers. Systems
                               Software as of the Commencement Date is listed in Schedule
                               B to each Transaction Document for such Transaction
                               Document, which schedule shall be updated pursuant to
                               Section 8.1 during the Term to reflect the then current
                               Systems Software.

Systems Software--Certegy      means the systems software and general purpose software
                               such as the database creation and management software,
                               utility software and applications development tools
                               software listed in Schedule B to each Transaction Document for such Transaction Document under such heading provided
                               or to be provided by Certegy.

Systems Software-IBM           means Systems Software listed in Schedule B to each
                               Transaction Document for such Transaction Document under
                               the heading "Systems Software-IBM", provided or to be
                               provided by IBM.

Systems Software Maintenance   means defect identification and fixes, and installation of those fixes and updates provided by software vendors as
                               part of normal maintenance service for Systems Software for which there is no charge by such vendor in addition to
                               periodic maintenance charges, if any, and, subject to
                               Section 3.9 defect identification, provision of fixes and
                               installation of those fixes and updates for Systems
                               Software used by IBM to provide the Services for which
                               there is no generally commercially available maintenance
                               and support.

Term                           has the meaning given in Section 1.3 and any extension and renewal term described in the Agreement.

Termination Charge             means the amount set forth in a Supplement to a Transaction
                               Document.

Third Party Agreements         means those contractual, leasing and licensing arrangements for which IBM has undertaken financial, management and/or
                               administrative responsibility and pursuant to which a
                               member of the Certegy Group receives any third party
                               products, software and/or services in connection with the
                               provision of the Services. Third Party Agreements to which one or more members of the Certegy Group is a party are
                               listed on Schedule F to each Transaction Document for such
                               Transaction Document, which schedule shall be updated
                               pursuant to Section 8.1 during the Term to reflect the
                               then-current Third Party Agreements.

Third Party Provider           means a business or entity other than a member of the
                               Certegy Group or IBM that provides products, software
                               and/or services under a Third Party Agreement, in support
                               of the provision of the Services by IBM.

Tower                          has the meaning given in Section 1.2(a).

Trade Secrets                  has the meaning given in Section 11.1

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
Transaction Document           means each document executed by IBM with Certegy pursuant
                               to the Agreement, providing for the performance and
                               delivery of a portion of the Services to a specific site or group of sites with respect to one or more of the Towers.
                               Such document will be in the form of Exhibit 3 and
                               structured as described in Exhibit 2.

Transition Cover Costs         has the meaning given in Section 13.3(b).

Transition Costs               means the costs incurred and profit charged by IBM on such costs to transition into a Transaction Document Services
                               arrangement. Such costs do not include the costs of
                               hardware or software to provide the on-going Services.

Transition Period              has the meaning given in Section 5.1(a).

Transition Personnel           has the meaning given in Section 5.1(b).

Transition Plan                has the meaning given in Section 5.1(a).

Unplanned Resource Unit        has the meaning given in Schedule J to each Transaction
                               Document.

Version                        means those Software updates that generally add function to the existing Software and may be provided by the Software
                               vendors at a fee over and above the standard periodic
                               software maintenance costs.

Virus or Viruses               means computer instructions that are intended, designed and have the effect of adversely affecting the specified
                               operation, security or integrity of a computing,
                               telecommunications or other digital operating or processing system or environment.

Voice Equipment                means PBXs and Key Systems (AT&T and non-AT&T), telephony
                               switches, key systems, telephone sets, voice mail
                               equipment, voice response units and associated software and equipment performing similar functions.

Voice Services                 means all Voice Equipment and associated controllers,
                               channel banks, carrier services (e.g., VNET), lines and
                               Cabling, together with all software related thereto, used
                               to transmit voice traffic within or outside of Certegy
                               locations, but does not include the Data Network.

Wind-Down Expenses             means the net amount, after IBM takes commercially
                               reasonable action to mitigate the adverse financial impact on IBM, that will reimburse IBM for the actual reasonable
                               costs that IBM incurs in the disposition and/or
                               reallocation of IBM Machines, IBM Software and the portion of the Data Center dedicated to the performance of the
                               Services, the placement of IBM personnel allocated to the
                               delivery of the Services, and the termination, if
                               appropriate, of the Third Party Agreements, in the event of a termination occurring prior to the expiration of the Term or the term of any Transaction Document; provided, however,
                               Certegy shall have the right to mitigate such costs by (a)
                               hiring the IBM personnel primarily employed to provide the
                               Services under the Agreement; (b) purchasing, or subject to the terms thereof, assuming the leases for, the IBM
                               Machines primarily used to provide the Services under the
                               Agreement; (c) assuming the licenses and maintenance
                               agreements for the IBM Software primarily used to provide
                               the Services under the Agreement; and/or (d) taking similar actions.

Wiring                         means those cables or wires that are internal to the
                               building structure and that interconnect machines within
                               the same building or between buildings.

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
Year 2000 Compliance or        means that the product will accurately process and handle
Compliant                      date data (including but not limited to, calculating,
                               comparing and sequencing) within, from, into and between
                               the twentieth and twenty-first centuries, and the years
                               1999 and 2000, including leap year calculations, and to the extent such product must perform with other products as
                               part of the System, they will properly exchange date data
                               among themselves in accordance with the foregoing.

Year 2000 Services             means assessment or testing services which have the
                               principal objective of determining whether machines,
                               software and/or other products are Year 2000 Compliant, as well as conversion or remediation services which have the
                               principal objective of modifying and/or enhancing machines, software and/or other products so that they are Year 2000
                               Compliant.

3.   THE SERVICES

3.1. OBLIGATION TO PROVIDE SERVICES

a) Starting on the Commencement Date of each Transaction Document and continuing during the term of each Transaction Document, IBM shall provide the Services to, and perform the Services for, the Certegy Group and the other Authorized Users.

b) In performing and providing the Services, the relationship of IBM with the members of the Certegy Group will be as an independent contractor. However, as a result of its position in providing and performing the Services, the Parties acknowledge that certain employees of IBM and each of its Affiliates providing portions of the Services may have a unique knowledge of the information technology operations of the members of the Certegy Group that no employee of a member of the Certegy Group will have in full, and employees of IBM and each of its Affiliates providing portions of the Services will be interacting with the employees, executive management and accountants to the Certegy Group and the members thereof, and will be performing functions that would otherwise be performed by employees of the Certegy Group.

c) There may be functions, responsibilities, activities and tasks not specifically described in the Agreement (including the Transaction Documents and the Supplements and Schedules thereto) which are required for the proper performance and provision of the Services and are an inherent part of, or a necessary subpart included within, the Services. If such functions, responsibilities, activities and tasks are determined to be required for the proper performance and provision of the Services or are an inherent part, or a necessary sub-part included within, the Services, such functions, responsibilities, activities and tasks shall be deemed to be implied by and included within the scope of the Services to the same extent and in the same manner as if specifically described in the Agreement (including the Transaction Documents and the Supplements and Schedules thereto). Each such determination shall be made by agreement of the Parties or resolved pursuant to the dispute resolution provisions of Section 16.

3.2. PERFORMANCE

a) IBM agrees that the performance of the Services covered by each Transaction Document will meet or exceed each of the applicable Performance Standards and Minimum Service Levels set forth in the Schedules to each such Transaction Document, subject to the limitations and in accordance with the provisions set forth in the Agreement.

b) Concurrent with the semi-annual Business and Operations Support Plan review process described in Sections 6.1 and 6.2 and more often if requested by Certegy, Certegy and IBM will review and agree to commercially reasonable changes, modifications, deletions and replacements of and additions to the Performance Standards, the Minimum Service Levels and the Service Credits under each Transaction Document for the purposes of better and more timely reflecting, facilitating and supporting the continuing development, and evolving priorities of the Certegy Group and the Certegy Business. Any such changes will be implemented through the Change Control Process. The Performance Standards and the Minimum

CERTEGY/IBM CONFIDENTIAL

     Service Levels shall not be changed, modified or adjusted downward or upward without the prior written agreement of the Parties. The Parties intend that the Performance Standards and the Minimum Service Levels will be improved over time. The Parties agree to cooperate and deal with each other in good faith to promptly resolve on a reasonable basis in consonance with the purposes of the review process, any differences between the Parties regarding appropriate changes to, modifications of, additions to, deletions of and replacements of the Performance Standards, the Minimum Service Levels and the Service Credits.

c) IBM will continue to use the existing measurement and monitoring tools and procedures to set Resource Unit Baseline measurements and to measure and report IBM's performance of the Services against the Performance Standards and Minimum Service Levels. Subject to Certegy's prior approval (which approval shall not be unreasonably withheld). IBM shall implement the necessary measurement and monitoring tools and procedures required to set Resource Unit Baseline measurements and to measure and report IBM's performance of the Services against the Performance Standards and Minimum Service Levels as such standards and levels may be developed, modified and changed during the term of each Transaction Document and as the Services may evolve and be supplemented and enhanced during the Term. Such measurement and monitoring shall permit reporting at a reasonable level of detail sufficient to verify compliance with the Performance Standards and Minimum Service Levels and application of any attendant Service Credits. IBM shall prepare and maintain detailed records regarding its compliance with the Performance Standards and Minimum Service Levels and the determination and application of attendant Service Credits. Upon request, IBM shall provide Certegy with information and reasonable access to such tools and procedures, and the records relating thereto, for purposes of verification of the reported performance levels.

3.3. DISASTER RECOVERY SERVICES

IBM will provide Disaster Recovery Services under each Transaction Document in accordance with Schedule G to each Transaction Document. If IBM fails to provide Disaster Recovery Services to the extent and in accordance with the time table set forth in such Schedule for a period as set forth in Schedule G to each Transaction Document. Certegy will be entitled, at its election, to terminate such Transaction Document pursuant to Section 12.1(a) (without giving the notices and observing the cure periods set forth in Section 12.l(a)) upon written notice to IBM. If Certegy elects to terminate such Transaction Document as described in this Section 3.3, Certegy shall give notice to IBM of such election within thirty (30) days after the occurrence of the event on which such termination is based. In the event of a termination of such Transaction Document is authorized under this Section 3.3, Certegy shall not be required to pay any Termination Charges or Wind-Down Expenses to IBM. Such termination shall not constitute the sole and exclusive remedy of Certegy for such failure of performance by IBM.

3.4. AUDITS

a) IBM will assist the Certegy Group in meeting their respective audit and regulatory requirements, including providing access to the Facilities, the Data Center and IBM's books and records, to enable the Certegy Group and its auditors and examiners to conduct appropriate audits and examinations of the Certegy Group's operations and IBM's operations relating to the performance of the Services, and to verify the accuracy of IBM's charges and credits to Certegy and that the Services are being provided in accordance with the Agreement and the Performance Standards and Minimum Service Levels set forth in each Transaction Document; provided, however, that neither Certegy nor its auditors will be allowed access to other IBM or IBM Affiliates customers' records or IBM confidential and proprietary data, but provided further that nothing in the Agreement shall limit or restrict Certegy's or IBM's rights in discovery proceedings pursuant to any civil litigation. Such access will require forty-eight (48) hour written notice to IBM and will be provided at reasonable hours. If any audit or examination reveals that IBM's invoices for the audited period are not correct (other than amounts in dispute pursuant to Section 9.12). IBM shall promptly reimburse Certegy for the amount of any overcharges, or Certegy shall promptly pay IBM for the amount of any undercharges. If any such audit activities interfere with IBM's ability to perform the Services in accordance with the Performance Standards and Minimum Service Levels under any Transaction Document, IBM shall be relieved of such performance obligations under such Transaction Document to the extent caused by such audit activity. If the assistance required of IBM shall cause IBM to

CERTEGY/IBM CONFIDENTIAL

     expend resources and incur additional costs to provide such assistance that are not within the scope of the Services and Resource Unit Baselines, Certegy shall reimburse IBM for such costs.

b) Subject to Section 4.6, IBM agrees to make any changes to the Services and take other actions which are necessary in order to maintain compliance with laws or regulations applicable to its performance and provision of the Services. Subject to Section 4.6, Certegy may submit to IBM findings and recommendations regarding changes to the Services necessary for the compliance by Certegy with applicable laws and regulations which IBM will analyze and consider in good faith. IBM shall promptly respond to Certegy regarding IBM's evaluation and activity plan for such findings and recommendations.

3.5. FACILITIES AND DATA CENTER

a) IBM will not relocate the portion of the Services provided from the Facilities and the Data Center as set forth in each Transaction Document without the prior written consent of Certegy as described in Section 5.3(d).

b) During the Term, IBM will provide the Certegy Group with access upon prior notice to the portion of the Facilities used by IBM to provide and perform the Services (including, without limitation, the Data Center) in order for Certegy to provide tours of such portions of the Facilities and such tours will be conducted in a manner reasonably calculated not to interfere with IBM's provision of Services.

c) IBM will provide reasonable access to the portion of the Facilities used by IBM to provide and perform the Services as necessary or appropriate for the performance, delivery and use of the Services by the Certegy Group and for the operation, maintenance, upgrade, support and use of any other Certegy hardware, software and other resources located in the Facilities including the Data Center (i) to the Certegy Group's authorized employees, agents and representatives, and (ii) to Third Party Providers and third party vendors and suppliers of installation, maintenance, support and upgrade services, technology and hardware for the System and any other Certegy hardware, software and other resources located in the Facilities including the Data Center serviced thereby. To the extent practical in light of such installation, maintenance, support and upgrade requirements, Certegy will provide twenty-four (24) hours notice to IBM prior to any visits by such Third Party Providers and third party vendors and suppliers.

d) All access to the portion of the Facilities under the control of IBM and used by IBM to provide and perform the Services (including, without limitation, the Data Center) shall be subject to (i) reasonable data and records protection and physical security measures (including Certegy physical security requirements) and (ii) such Certegy Group employees, agents and representatives and Third Party Providers and third party vendors and suppliers undertaking reasonable confidentiality requirements relating to such visits.

3.6. SECURITY

Certegy will authorize all access to all Software operated by, and Company Information and other records of the Certegy Group in the possession of IBM in support of the Services covered by each Transaction Document through the data and records security procedures as described in Schedule L to such Transaction Document. IBM shall notify Certegy of the identity of each of the entities and personnel working with IBM to provide and perform the Services covered by each Transaction Document that are to be authorized access to the Software utilized in support of the Services covered by such Transaction Document and the level of security access required by each. The Parties shall cooperate in administering security procedures regarding such access, in accordance with such Schedule. IBM will enable such access by persons as designated by Certegy and deny such access to all other persons, in accordance with such Schedule.

3.7. TECHNOLOGY REFRESH

IBM will refresh the information technologies components of the Services (including both hardware and software components) as specifically provided in the Agreement (including each Transaction Document). This Section 3.7


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shall not affect or limit IBM's obligations or authority to perform the repair, maintenance and upgrade functions and services as set forth in the Agreement.

3.8. SOFTWARE LICENSES

a) IBM will comply with all license obligations under all licenses and maintenance agreements for the Software, including without limitation, the obligations of nondisclosure and scope of use; provided, however, IBM will only be obligated under this Section 3.8(a) with regard to the licenses and maintenance agreements for Certegy Software to the extent the obligations thereunder are disclosed to and accepted by IBM. To the extent provided to IBM by Certegy prior to execution of each Transaction Document. IBM shall be deemed to have reviewed and accepted the obligations under the licenses and maintenance agreements for the Certegy Software listed on Schedules to such Transaction Document as of the Commencement Date under such Transaction Document, unless otherwise noted in such Transaction Document.

b) All IBM Software provided by IBM in connection with the Services and any Certegy Software licensed under a Third Party Agreement shall be licensed (and the attendant maintenance arrangements contracted) in the name of the Certegy Group member designated by Certegy as the licensee with IBM having the right to access and use such Software in performing the Services, unless IBM can procure such Software (and/or attendant maintenance arrangement) on a more cost effective basis licensed in its own name.

c) IBM shall use commercially reasonable efforts to obtain from the applicable Software vendors a right to assign or transfer, without any payment of any additional fee or charge by Certegy, any licenses (and attendant maintenance arrangements) for the Software licensed and contracted in IBM's name as licensee to Certegy upon termination or expiration of the Agreement and as applicable, each Transaction Document. If IBM is unable to obtain from the applicable Software vendor the rights described in the immediately preceding sentence, and, in any event, prior to (i) the addition to the IBM Software of any software which is not listed in Schedules to a Transaction Document for the Certegy operations covered by such Transaction Document, or (ii) any upgrade, enhancement or modification of any IBM Software listed in Schedules to a Transaction Document for the Certegy operations covered by such Transaction Document. IBM shall (A) obtain Certegy's prior written consent for any such actions, (B) provide Certegy with information regarding the amount of any fees and other reasonable requirements Certegy would be required to undertake in order to obtain a license to and maintenance for such IBM Software upon the expiration or termination of the Agreement and as applicable, each Transaction Document, and (C) use commercially reasonable efforts to obtain a firm commitment from the providers of such IBM Software to license and provide maintenance for the IBM Software to Certegy upon the expiration or termination of the Agreement upon the payment of such fees and satisfaction by Certegy of such requirements. If Certegy does not respond to a request for consent from IBM within twenty-one (21) business days of receipt of such request together with the information and confirmation of the actions required of IBM in this Section 3.8(c), Certegy shall be deemed to have granted its consent to the actions for which IBM requested consent. IBM shall consider and take into account in the negotiation of its licensing and maintenance arrangements with providers of the IBM Software, Certegy's reasonable concerns regarding the terms and conditions of such IBM Software licenses and maintenance agreements, and make such licenses, maintenance agreements and related documentation, exclusive of pricing information related to charges to IBM, available to Certegy upon request.

d) IBM shall not direct the Certegy Group to terminate, extend, replace, amend or add licenses for the Software and/or the maintenance arrangements attendant therewith, contracted in the name of a member of the Certegy Group without notifying Certegy in writing of the proposed action by IBM and obtaining Certegy's prior written agreement; moreover, IBM shall provide to Certegy a written report of the reasons for, and the impact and ramifications on the Services of, such proposed action concurrently with such notification; IBM may terminate, replace, amend or add licensees for the IBM Software as it chooses so long as IBM continues to perform the Services in the manner required by the Agreement; provided, however, IBM agrees to provide twenty-one (21) business days written notification to Certegy prior to each such termination, replacement, amendment or addition and concurrently with such notification, deliver to Certegy a written report of the reasons for, and the impact and ramifications on the Services of, IBM's proposed action. In addition, if such action by IBM with respect to a license and/or maintenance


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     arrangement for the IBM Software will have an impact on the Services or the monitoring and/or evaluation of the Services in a manner that in turn will have a financial and/or operational impact on the Certegy Group or the ability of IBM or Certegy to monitor and/or evaluate the performance and delivery of the Services, and IBM is notified in writing by Certegy of its estimate of such financial and/or operational impact prior to IBM's implementation of such action and IBM elects to proceed, IBM will provide or cause to be provided the programs, services, rights and other benefits and resources that are the subject of such licenses and maintenance agreements to the Certegy Group on terms no less favorable than the terms of such license and maintenance agreements and ensure that there shall be no negative impact on the ability of IBM or Certegy to monitor and/or evaluate the performance and delivery of the Services. If Certegy in connection with or resulting from IBM's termination, replacement, amendment or addition of any license for IBM Software and/or maintenance arrangement incurs additional expenses, costs or Losses, including but not limited to personnel costs, and IBM has been notified in writing by Certegy of its estimate of such financial impact prior to IBM's implementation of such action and IBM elects to proceed, IBM shall promptly reimburse Certegy for such amounts actually incurred by Certegy; provided, however, that in each instance in this Section 3.8(d) that Certegy provides IBM an estimate of the financial impact of an action by IBM on Certegy, the amounts recoverable from IBM by Certegy in each such instance shall not exceed the amount of the written estimate provided to IBM for each such instance.

e) IBM will update and maintain as changes occur, a listing of all Software by name, Maintenance Release and Version promoted into production on each Machine at each location of the Machines and will provide to Certegy upon request from time to time a copy of such updated list.

3.9. SOFTWARE CURRENCY

     The Parties agree to maintain reasonable currency for Maintenance Releases and Versions of Software, unless Certegy requests otherwise. For purposes of this Section, "reasonable currency" shall mean that the next Maintenance Release or Version is installed not later than the longer of (i) twelve
     (12) months after the date the licensor makes such Maintenance Release or Version commercially available, or (ii) within one (1) month after the date the licensor makes a subsequent Maintenance Release or Version commercially available which causes Certegy to be more than one Maintenance Release or Version behind, unless such Maintenance Release or Version contains defects, Viruses Disabling Code or similar infirmities identified by the Parties, or either of them, that will adversely affect Certegy's operations, in which case, the previous Maintenance Release or Version will be deemed "reasonably current".

     In the event Certegy requests IBM to expedite installation of a Maintenance Release or Version or to delay the installation of a Maintenance Release or Version of specific Software beyond such period or requires operation and maintenance of multiple Versions of Software, IBM shall do so, provided, that if IBM reasonably determines that it will incur any additional costs as a result of such requests (e.g., Software support costs due to withdrawal of maintenance by the licensor, multiple version charges, etc.) for resources not otherwise required to provide the Services under the applicable Transaction Document or covered under a current Resource Unit Baseline for such Transaction Document, then IBM will notify Certegy of the amount of such costs in writing and Certegy, at its option, will either delay installation of such Maintenance Release or Version or update the Software to the current level (as applicable) or reimburse IBM for any demonstrable costs. The installation and promotion into production of each Maintenance Release and Version shall be performed in accordance with the Change Control Process.

     In addition, Certegy shall relieve IBM from any failure to meet a Performance Standard or Minimum Service Level to the extent directly impacted by the delay or acceleration of the next Maintenance Release or Version until such time as the affected Software is brought to "reasonable currency" as defined in this Section 3.9.

3.10. VIRUSES

     IBM will take commercially reasonable measures to ensure that no Viruses or similar items are coded or introduced into the System and the operating environments used to provide the Services. IBM will continue to perform the Virus protection and correction procedures and processes in place at the Certegy


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     Group prior to the Commencement Date of each Transaction Document, and will continue to review, analyze and implement improvements to and upgrades of such virus prevention and correction programs and processes that are commercially reasonable and consistent with industry standards. If a Virus is found to have been introduced into the System and the operating environments used to provide the Services, IBM shall use commercially reasonable efforts and diligently work to eliminate the effects of the Virus; provided, however, IBM shall take immediate action if required due to the nature or severity of the Virus' proliferation. The Party causing or permitting a Virus to be introduced into the System shall bear the costs associated with such efforts. Notwithstanding any other term of this
     Section 3.10, neither Party shall be liable to the other Party or any of its Affiliates for any such costs incurred by any of them with respect to items and areas outside of the System. If the Certegy Group introduces or permits the introduction of a Virus, IBM shall be relieved of the Performance Standards and Minimum Service Levels to the extent such Virus impacts IBM's ability to satisfy such Performance Standards and Minimum Service Levels.

3.11. SOFTWARE--SUBSTITUTIONS AND ADDITIONS

a) If Certegy requests a substitution of any Software under any Transaction Document for which IBM has financial responsibility, Certegy shall pay or receive a credit in the amount by which the periodic license or maintenance fees attributable to the substituted Software exceeds or is less than the then-current periodic license or maintenance fees being paid by IBM attributable to the Software being replaced. If Certegy requests deletion of any Software for which IBM has financial responsibility from the Schedules to a Transaction Document and does not immediately substitute any other new Software therefor, Certegy may utilize an amount equal to the then-current applicable periodic license and/or maintenance fees attributable to such deleted Software to offset the fees attributable to any new Software or receive a credit in such amount. IBM will provide Certegy with the requisite license and/or maintenance fees support documentation to assist Certegy in evaluating the decision to replace such Software. Certegy will be responsible for any other fees payable to the Software vendor associated with such substitutions or additions.

b) Certegy may add Software to, or delete Software from, the Schedules to any Transaction Document. IBM agrees to promote into or remove from production, use and operate any Software selected by Certegy; provided, however, that any resources (software, hardware, personnel, etc.) required to install, delete and/or operate such added Software that is not otherwise required to provide the Services under such Transaction Document, or covered under a current Resource Unit Baseline for such Transaction Document, will be provided as New Services pursuant to Sections 3.12. Certegy shall be permitted by IBM to audit, control and approve all new Software prior to its promotion into production, and IBM shall provide the cooperation, information and access necessary or appropriate to permit Certegy to perform such functions.

c) If IBM timely notifies Certegy that any software requested by Certegy be substituted for, deleted from, or added to, the Software will have an adverse impact on the operation of the System before such action is effected and Certegy directs IBM to effect such action even in view of such notice, IBM shall be relieved of any failure to satisfy the Performance Standards and Minimum Service Levels to the extent, and only to the extent, such action affects IBM's ability to satisfy such Performance Standards and Minimum Services Levels.

3.12. NEW SERVICES

a) During the Term, Certegy may request IBM to perform a "New Services" (defined as an additional function, responsibility or task under any Transaction Document that requires resources for which there is no current Resource Unit Baseline or charging methodology under such Transaction Document, that is, such function, responsibility or task is not included in the Monthly Charge and is not charged separately under another methodology other than this New Services provision). Further, Certegy's request for a New Service may include a request for IBM to correspondingly reduce or eliminate one or more existing elements of the Services then being provided under the applicable Transaction Document that are being replaced by the New Services. In such event, IBM shall determine the resources and expenses related to the element or elements of the Services being reduced or eliminated and those required for the New Services being added.


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     Promptly after receiving each request for New Services from Certegy, IBM will provide a written quote for such New Services to Certegy setting forth the net increase or decrease allocable to the resources and expenses eliminated and/or added in the Monthly Charge and/or other charging methodologies under the applicable Transaction Document, and as applicable, increases and decreases in existing Resource Unit Baselines and additional Resource Unit Baselines, if any, that will be attributable to such New Services, and will concurrently deliver to Certegy as a part of such quote a detailed description of and proposal for the New Services together with a report regarding the ramifications and impacts of such New Services on the Services under such Transaction Document. All changes in the Monthly Charge and other charging methodologies will be based upon the required proportional increase in personnel, System and other resources applicable to the New Services relative to the Monthly Charge and existing other charging methodologies. Upon receipt of such quote and other documentation, Certegy may then elect to have IBM perform the New Services, and the Monthly Charge and, if applicable, other charging methodologies and Resource Unit Baselines under such Transaction Document will be established and/or adjusted to reflect such New Services in a written amendment to the Agreement in accordance with Section 17.2. Notwithstanding the foregoing, nothing herein shall be deemed to obligate Certegy to obtain New Services from IBM.

b) The Parties agree that changes during the Term in functions, responsibilities and tasks that are within the scope of the Services will not be deemed to be New Services, if such functions, responsibilities and tasks evolved or were supplemented and enhanced during the Term by IBM in its sole discretion or pursuant to the provisions of the Agreement.

3.13. AFFILIATES

If the Certegy Group acquires any additional Affiliates or other operations or assets during the Term and desires that IBM provide the Services for such Affiliates or other operations or assets, IBM will provide such Affiliates or other operations or assets with Services in accordance with the Agreement, subject to additional charges if acceptance of such responsibilities by IBM would require usage of Baseline Resources in excess of the Baseline Resources set forth in the Agreement or additional charges if acceptance of such responsibilities by IBM would require the performance of New Services as described in Section 3.12.

4.   WARRANTIES/REPRESENTATIONS/COVENANTS

4.1. WORK STANDARDS

IBM warrants, represents and covenants that (a) it has, and during the Term will have, and each of the IBM employees and subcontractors that it will use to provide and perform the Services has and during the Term will have, the necessary knowledge, skills, experience, qualifications and resources to provide and perform the Services in accordance with the Agreement; (b) it has successfully provided and performed the Services or services that are substantially similar to the Services for other customers of IBM; and (c) the Services will be performed for the Certegy Group in a diligent, workmanlike manner in accordance with industry standards applicable to the performance of such services.

4.2. NONINFRINGEMENT

Each of the Parties covenants that it will perform its responsibilities under the Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, trade secret, copyright or other proprietary right of any third party. Notwithstanding this provision or any other provision in the Agreement, Certegy makes no warranty or representation with respect to any claims for such infringement or misappropriation by virtue of its compliance with obligations herein to provide IBM access to, use of or benefits of any Third Party Agreements prior to receiving the necessary Required Consents; provided, however, that this Section 4.2 shall not relieve Certegy from any liability or obligation under Sections 8.2 and 14.2.


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4.3. DISABLING CODE

IBM covenants that IBM will take commercially reasonable steps to ensure that no Disabling Code in the Systems Software will be permitted to be invoked without the prior written consent of Certegy. IBM further covenants that with respect to any Disabling Code that may be part of the Systems Software, IBM will not knowingly invoke Disabling Code at any time, including upon expiration or termination of the Agreement or any Transaction Document for any reason, without Certegy's prior written consent.

4.4. AUTHORIZATION AND ENFORCEABILITY

Each Party hereby represents and warrants that:

a) it has all requisite corporate power and authority to enter, and fully perform pursuant to, into the Agreement;

b) the execution, delivery and performance of the Agreement and the consummation of the transactions contemplated hereby have been duly and properly authorized by all requisite corporate action on its part; and

c)   the Agreement has been duly executed and delivered by such Party.

4.5. DISCLAIMER

a) IBM does not warrant the accuracy of any advice, report, data or other product delivered to Certegy to the extent any inaccuracies are caused by data and/or software provided by Certegy. Such products are delivered AS IS, and IBM shall not be liable for any inaccuracy therein. IBM will promptly notify Certegy of any such inaccuracies of which IBM becomes aware and the cause therefore if known by IBM. IBM will provide commercially reasonable assistance to Certegy to remedy such problems.

b) Subject to the obligations of IBM to satisfy the Performance Standards and Minimum Service Levels and provide the Services as set forth in the Agreement without material denigration or interruption, IBM does not assure uninterrupted or error-free operations of the Software and Machines.

c) Except as set forth in a Transaction Document, IBM is not providing any Year 2000 Services under the Agreement. IBM shall not be responsible for its failure to perform any of its obligations (including, for example, failure to meet Performance Standards or Minimum Service Levels) under the Agreement, if such failure is the result of the inability of

     1)   Certegy's,

     2)   a third party's or

     3) IBM's products installed prior to the Execution Date of a Transaction Document

     (for example, software, hardware or firmware) ("Other Products") to correctly exchange, process and handle date data (including, but not limited to, calculating, comparing and sequencing) within, from, into and between the twentieth and twenty-first centuries, and the years 1999 and 2000, including leap year calculations.

d) IBM assumes no responsibilities or obligations to cause products or deliverables provided by IBM to accurately exchange date data with Other Products or to cause Other Products to accurately exchange date data with products or deliverables provided by IBM.

e) EXCEPT AS PROVIDED IN THE AGREEMENT, THERE ARE NO OTHER EXPRESS WARRANTIES OR COVENANTS, AND THERE ARE NO IMPLIED WARRANTIES OR COVENANTS, INCLUDING,


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     BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR COVENANTS OF MERCHANTABILITY
     AND FITNESS FOR A PARTICULAR PURPOSE.

4.6. REGULATORY PROCEEDINGS AND COMPLIANCE WITH LAWS

Each Party agrees at its cost and expense to obtain all necessary regulatory approvals applicable to its business, to obtain any necessary permits for its business, and to comply with all laws and regulatory requirements applicable to the performance of its obligations under the Agreement.

4.7. YEAR 2000 WARRANTY

IBM warrants that products manufactured or distributed by IBM and bearing a logo of IBM and/or an IBM Affiliate ("IBM Logo Products") that are provided under the Agreement and installed after the Execution Date of a Transaction Document and used to provide Services under the Agreement will be IBM Year 2000 Compliant, unless IBM notifies Certegy of its intention to install a non-IBM Year 2000 Compliant IBM Logo Product and Certegy agrees in writing to such installation.

4.8. COVENANT OF COOPERATION AND GOOD FAITH

The Parties covenant to timely and diligently cooperate, with due consideration of the goals, objectives and purposes of the Agreement, to facilitate the performance of their respective duties and obligations under the Agreement in a commercially reasonable manner. Further, the Parties agree to deal and negotiate with each other and their respective Affiliates in good faith in the execution and implementation of their duties and obligations under the Agreement.

5.   TRANSITION

5.1. TRANSITION PLAN

a) Prior to the Commencement Date for each Transaction Document or such other date as the Parties may agree, IBM and Certegy through the Certegy/IBM Integrated Planning Team will have developed and agreed upon the "Transition Plan" set forth in Schedule H to such Transaction Document, describing (i) the transition from the Certegy Group to IBM or its Affiliate of the Affected Employees, if any; (ii) the transition of the administration, management, operation under and financial responsibility for the Third Party Agreements from the Certegy Group to IBM or its
     Affiliate: and (iii) the transition of the performance of and responsibility for the other functions, responsibilities and tasks currently performed by the Certegy Group to IBM or its Affiliate which comprise the Services covered by such Transaction Document. The Transition Plan shall be implemented and completed over a mutually agreed period as set forth in the Transition Plan starting on the Commencement Date, which period shall not extend beyond a date certain set forth in such Transaction Document, without the prior written agreement of the Parties (the "Transition Period"). Notwithstanding the foregoing in this Section 5.1(a), IBM's and Certegy's responsibilities and obligations with respect to the Affected Employees, the Third Party Agreements and the other elements of the Services as set forth in the Agreement shall commence on the dates set forth in such Transaction Document, or if no date is set forth in such Transaction Document, the Commencement Date under such Transaction Document.

b) During the Transition Period, Certegy will cooperate with IBM in implementing the Transition Plan by providing the personnel (or portions of the time of the personnel) set forth in the Transition Plan ("Transition Personnel") and performing the tasks described for Certegy in the Transition Plan. During the Transition Period. IBM will be responsible for the provision of the Services set forth in each Transaction Document (including within those Services the implementation of the Transition
     Plan).


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5.2. AFFECTED EMPLOYEES

The Certegy Group may eliminate certain of the positions within the Certegy Group associated with the Certegy In-Scope Operations commencing on the Commencement Date under any Transaction Document and through the end of the Transition Period under such Transaction Document. IBM will, with Certegy's consent, offer employment to each of the individuals listed on Schedule O to such Transaction Document, in accordance with the employment guidelines set forth on such Schedule O (the "Affected Employees"). All costs and expenses incurred by IBM in connection with the offer to employ and the employment of the Affected Employees shall be the responsibility of IBM. IBM will promptly reimburse Certegy for the amount of salary and benefit costs incurred by Certegy, if any, with respect to each Affected Employee after the Commencement Date for the period until they receive offers and reject such offers, become IBM employees, or IBM determines not to offer employment to an Affected Employee in accordance with its employment guidelines and notifies Certegy in writing of such determination.

5.3. RESOURCES AND FACILITIES

a) To enable IBM to provide the Services, the Parties may agree under a Transaction Document for Certegy to provide, at no charge to IBM, the use of the Certegy Provided Hardware, Certegy Provided Office Furnishings, Certegy facilities, and offices services such as reasonable local analog telephone services for the sole purpose of providing and performing the Services covered by the Transaction Document for the Certegy Group. These obligations will generally not include the provision of (i) office, storage or equipment/Data Center space, parking facilities, or heat, light, power, air conditioning and other similar utilities which will be provided under a separate lease agreement between the members of the Certegy Group as lessor and IBM or its Affiliates as lessee for a portion of the Facilities, or
     (ii) office support services (e.g., janitorial and security), office supplies and similar services and consumables. All such items provided by Certegy shall comply with all applicable laws and regulations relating to safety and use. Subject to the satisfaction of Certegy's obligation with respect to compliance with applicable laws and regulations, IBM shall ensure a safe working environment is maintained with the Certegy Provided Hardware, Certegy Provided Office Furnishings and Certegy facilities in compliance with all applicable laws and regulations, and shall take no action that will compromise such safety of such working environment or violate such laws and regulations.

     1) When the Parties agree that the Certegy Provided Hardware and Certegy Provided Office Furnishings are no longer deemed necessary to perform the Services, Certegy's obligations set forth in this Section and in any Transaction Document with respect to each such item of resources shall terminate.

b) Except as otherwise provided in the Agreement, IBM will have the responsibility and obligation to provide and administer, manage, support, maintain and pay for all resources (including, without limitation, personnel, hardware, software, facilities, services and other items, however described) necessary or appropriate for IBM to provide, perform and deliver the Services as described in the Agreement.

c) IBM will provide and have on site as set forth in each Transaction Document its Project Executive under each such Transaction Document prior to the Commencement Date and for the duration of the term of each such Transaction Document, and will timely provide additional trained and qualified personnel as necessary or appropriate to facilitate and ensure the timely and proper definition, provision, performance and delivery of the Services in accordance with the Agreement.

d) IBM will have the right to change the location of the IBM activities associated with the Services under any Transaction Document with the prior written consent of Certegy (which consent shall not be unreasonably withheld) and upon the occurrence of a Force Majeure Event. Among the factors Certegy may consider in determining whether to grant any such consent, Certegy may consider whether any and all changes in the location of such IBM activities may result (i) in a reduction of IBM's ability to perform the Services and the Business and Operations Support Plan, (ii) in any reduced accessibility to IBM and/or the Services by the Certegy Group;
     (iii) in any deterioration of the Services; (iv) any decrease in the security or integrity of operations and Company Information of the Certegy Group; and (v) in any additional cost to Certegy.


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6.   INTEGRATED PLANNING TEAM/CHANGE CONTROL PROCESS

6.1. CERTEGY/IBM INTEGRATED PLANNING TEAM

a) The Parties shall form and participate in an Integrated Planning Team in accordance with the provisions of this Section 6 for the following purposes:

     1) to provide leadership and direction for the relationship over the Term;

     2) to define and forecast the resources required to be allocated by IBM to perform and deliver the Services pursuant to the procedures and processes for the preparation and update of the "Business and Operations Support Plan";

     3) to define and evaluate the objectives, substance, repricing and performance of the Services and pricing of new and replacement services;

     4) to provide second level issue resolution for matters that the line managers are unable to resolve; and

     5)   to report to Certegy and IBM regarding each of the foregoing areas.

b) The Integrated Planning Team will be comprised of dedicated staffs from both Parties, representing technology and business management from multiple geographic locations, as provided in Exhibit 6 and each Transaction Document. The Integrated Planning Team will be co-chaired by Certegy's Chief Technology Officer and IBM's Global Project Executive through the first year of the Term and then the Integrated Planning Team shall be co-chaired as mutually agreed by the Parties thereafter. The "Charter and Operating Procedures Guidelines" for the Integrated Planning Team are set forth in Exhibit 6 and may be modified by the Parties from time to time during the Term upon agreement.

6.2. REPORTS/PROJECTIONS/PLANS

a) Prior to the Execution Date of each Transaction Document, IBM will provide Certegy a plan showing the timing of the scheduled hardware and software upgrades and/or hardware refresh points during the term of such Transaction Document that are included in the Annual Services Charge and reflected in the Baselines. Such plan will be updated whenever there is a repricing of the current Services or the addition or replacement of Services under such Transaction Document through New Services pursuant to Section 3.12 herein. Charges and credits with respect to the acceleration, delay or cancellation of such upgrades and/or refresh are handled by the charging/credit and pricing adjustment processes set forth in this Agreement, Annual Services' Charge adjustments, the Transaction Document and its Schedules (e.g., Baseline Adjustment, ARCs, RRCs, New Services, benchmarking, etc.).

b) Commencing on September 30, 2001 and on March 31 and September 30 of each year of the Term thereafter, Certegy will provide to the Integrated Planning Team its projected business and volume requirements for the Services for the next twelve (12) and twenty-four (24) calendar months. Further, Certegy will provide to the Integrated Planning Team in the first week of each calendar quarter its forecasted business and volume requirement for the Services for the following calendar quarter. The quarterly forecast may be amended by Certegy on ninety (90) days' prior written notice. Within thirty (30) days of receipt of each such projection and amendment, IBM will review and respond to the projections from Certegy with the technical provision requirements that it deems necessary to satisfy the business and volume requirements projected by Certegy. After review and acceptance by the Integrated Planning Team, the IBM response will be incorporated into the Business and Operations Support Plan.

c) Commencing on December 31, 2001 and on June 30 and December 31 of each year during the Term, IBM will provide to the Integrated Planning Team the then current Business and Operations Support Plan. The Business and Operations Support Plan will be composed of a short-term, technical plan covering twelve


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     (12) months and any long-range, strategic plan covering twenty-four (24)
     months, both of which will be driven by the Certegy Group's business goals and objectives as reflected in the projections described in 6.2(a) above. The short-term plan will include an identification of support, processes, systems, resources and changes required by the Certegy Group, and a projected time schedule for developing, integrating and implementing the requirements. The long-range plan will treat the strategic aspects of the support of the business goals and objectives of the Certegy Group as set forth in the projections described in Section 6.2(a), including, without limitation, flexible use of resources managed by IBM as part of the Services in support of the Certegy Group's business priorities and strategies.

     IBM will draft the Business and Operations Support Plan with Certegy's active participation, cooperation and advice through the Integrated Planning Team. IBM will provide input for the plan regarding industry trends with respect to the Services and proposals with regard to the Services for process improvements, change management, skilled development, quality improvement, cost per Resource Unit reductions, increased efficiency and flexibility in operations and resource utilization, and enhance functionality. The final Business and Operations Support Plan for each six (6) month period will be provided by IBM based on the mutual agreement of the Parties, with any disputed matters being submitted to the dispute resolution process set forth in Section 16. The Business and Operations Support Plan will be reviewed and updated at least semi-annually thereafter. Any changes to the Agreement or the Services required by the Business and Operations Support Plan will be defined, approved and implemented in accordance with the Change Control Process set forth in
     Section 6.3.

6.3. CHANGE CONTROL PROCESS

Within ninety (90) days after the Effective Date and for the remainder of the Term, the Parties shall define, establish, implement, document and maintain a change control process for activities, processes, provisions and operations under the Agreement including each Transaction Document and to evolve the Services (the "Change Control Process"). The purposes and objectives of the Change Control Process are (i) to determine whether a change to the System is within the scope of the Services or constitutes a New Service under the applicable Transaction Documents, (ii) to prioritize all requests for changes to the System ("Change Requests"), (iii) to minimize the risk of exceeding both time and cost estimates associated with the Change Requests by identifying, documenting, quantifying, controlling, managing and communicating Change Requests and their disposition and as applicable, implementation; and (iv) to identify the different roles, responsibilities and actions that shall be assumed and taken by the Parties to define and implement the changes to the System.

The Project Executives shall be the focal point for all Change Requests and shall be responsible for promptly and diligently effecting the activities set forth above in this Section 6.3 with respect to each Change Request.

The Change Control Process shall include, at a minimum:

     1) Changes to the System may be requested by either Party. Since a change may affect the price, schedule or other terms, both the Certegy and IBM Project Executives must review and approve, in writing, each Change Request before any change is implemented.

     2) The Party proposing a Change Request will write a Change Request Form ("CRF"), describing the change, the rationale for the change and the effect that change will have, if completed, or the impact it will have, if rejected, on the Agreement, any Transaction Document and/or the Services.

     3) Certegy's or IBM's Project Executive, as appropriate, will review the proposed Change Request. If accepted, the CRF will be submitted to the other Party for review and approval. If rejected, the CRF will be returned to the originator along with the reason for rejection.

     4) All material Change Requests shall be forwarded to the Integrated Planning Team for review and approval prior to implementation.


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     5)   Each approved Change Request will be implemented through a written change authorization. If any Change Request results in a change in scope, price, or terms and conditions, then the Agreement and affected Transaction Document including the Supplement and Schedules thereto, will be updated to reflect the changes in scope, price or terms and conditions, as appropriate pursuant to Section 17.2.

7.   SERVICES STAFFING/MANAGEMENT/ADMINISTRATION

7.1. PROJECT EXECUTIVES

a) Prior to the Commencement Date under each Transaction Document, IBM and Certegy will each designate an individual to whom all communications to the appointing Party may be addressed and who has the authority to act for the appointing Party and its subcontractors in connection with all aspects of such Transaction Document (the "Project Executive").

b) Unless otherwise provided in a Transaction Document, IBM shall cause each person assigned as a IBM Project Executive under each Transaction Document to devote substantially all of his or her working time and effort in the employ of IBM to his or her responsibilities for the provision of the Services under such Transaction Document as required by such Transaction Document, subject to IBM's reasonable holiday, vacation and medical leave policies and subject to occasional, short-term, non-recurring work on other assignments by IBM related to the Project Executive's areas of expertise. Before the initial and each subsequent assignment of an individual to such position, each Party shall notify the other Party of the proposed assignment, introduce the individual to appropriate representatives of the other Party, and IBM will, consistent with IBM's personnel practices, provide Certegy with a resume and any other information about a prospective IBM Project Executive reasonably requested by Certegy. Each Party agrees to discuss with the other Party any objections the other Party may have to such assignment.

c) IBM will give Certegy at least ninety (90) days advance notice of a change of the person appointed as the IBM Project Executive under each Transaction Document, and will discuss with Certegy any objections Certegy may have to such change. IBM shall not reassign or replace any person assigned as the IBM Project Executive during the first year of his or her assignment to the Certegy service team under any Transaction Document, nor shall IBM assign more than four (4) different individuals to such position during the term of any Transaction Document, unless Certegy consents to such reassignment or replacement, or the IBM employee voluntarily resigns from IBM, requests a transfer, is terminated by IBM or is unable to work due to his or her death or disability.

7.2. REPLACEMENT OF PERSONNEL

If Certegy reasonably and in good faith determines that it is not in Certegy's best interests for any IBM or subcontractor employee to be appointed to perform or to continue performing any of the Services, Certegy shall give IBM written notice specifying the reasons for its position and requesting that such employee not be appointed or be removed from the IBM or IBM subcontractor employee group servicing Certegy and be replaced with another IBM employee or IBM subcontractor employee. Promptly after its receipt of such a notice, IBM shall investigate the matters set forth in the notice, discuss with Certegy the results of the investigation, and resolve the matter in a mutually agreeable manner.

7.3. RETENTION OF EXPERIENCED PERSONNEL

If IBM fails under any Transaction Document to meet the Performance Standards or Minimum Service Levels under any Transaction Document persistently or continuously and if Certegy reasonably believes such failure is attributable in whole or in part to IBM's reassignment, movement, or other changes in the human resources allocated by IBM to the performance and delivery of the Services pursuant to such Transaction Document or the Agreement and/or to the IBM subcontractors assigned to the Certegy service team, Certegy will notify IBM of such belief and the basis for such belief. Upon receipt of such notice from Certegy, IBM (a) will promptly provide to Certegy a report setting forth IBM's position regarding the matters raised by Certegy in its notice; (b) will meet with Certegy


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to discuss the matters raised by Certegy in its notice and IBM's positions with regard to such matters; and (c) will promptly and diligently take commercially reasonable action to modify or eliminate any IBM practices and/or processes identified as adversely impacting the performance and delivery of the Services.

7.4. EFFICIENT USE OF RESOURCES

IBM shall take commercially reasonable actions (a) to efficiently administer, manage, operate and use the resources employed by IBM to provide and perform the Services that are chargeable to Certegy under the Agreement, and (b) to diligently and continuously improve the performance and delivery of the Services by IBM and the elements of the policies, processes, procedures and System that are used by IBM to perform and deliver the Services, including, without limitation, re-engineering, tuning, optimizing, balancing or reconfiguring the processes, procedures and systems used to perform, deliver and track the Services.

8.   RELATIONSHIP PROTOCOLS

8.1. EVOLVING NATURE OF RELATIONSHIP

a) The Supplement and Schedules to each Transaction Document will be updated by the Parties as necessary or appropriate from time to time during the Term to accurately reflect the evolution of the Services and components and elements of the Services as described therein. The preceding sentence is not intended, nor is it authorization, to expand the scope of the Services except as provided pursuant to Section 3.12 entitled "New Services."

     1) For the one hundred-eighty (180) days following the Commencement Date under each Transaction Document, IBM and Certegy reserve the right to inventory, validate and update any information that is reflected in or omitted from the Transaction Document and attached Supplement and/or Schedules. If discrepancies are detected, the Transaction Document, Supplement and/or Schedules shall be promptly changed, modified, updated and adjusted to correct such discrepancies upon mutual agreement, so that the Transaction Document, Supplement and/or Schedules will be correct and accurately reflect the Services and charges provided by IBM to Certegy Group. If either Party disputes the existence of a discrepancy identified by the other Party, the Parties will submit the matter to the Certegy/IBM Integrated Planning Team for dispute resolution as specified in Section 16.

b) Both Certegy and IBM agree that the Services provided may require adjustments to reflect the evolving business and operations of the Certegy Group and IBM, that the relationship memorialized by the Agreement and the Transaction Documents is dynamic in nature and will evolve as the operating and business environment of the Certegy Group changes and evolves, and that the scope of the Services that will be provided by IBM during the Term and corresponding fees charged by IBM may be changed and modified with the written agreement of the Parties pursuant to the Change Control Process. Therefore, the Integrated Planning Team will periodically evaluate the business and operating strategies of each Party and recommend modifications to, and evolution of, the Services (including the Performance Standards and Minimum Service Levels) to optimize such strategies and determine the effect that any modifications of the Services may have on the fees chargeable by IBM under the Agreement.

8.2. REQUIRED CONSENTS

a) The Certegy Group shall remain the contracting party of record for the Third Party Agreements allocable to each Transaction Document and to which the Certegy Group is a party on the Execution Date under each such Transaction Document. Certegy shall have the responsibility for timely obtaining all Required Consents under the Third Party Agreements allocable to a Transaction Document and to which the Certegy Group is a party, except Third Party Agreements to which IBM or any Affiliate of IBM is a party. IBM will provide Certegy with advice and counsel regarding IBM's experience and agreements with the third party vendors under the Third Party Agreements to which the Certegy Group is a party on the Execution Date under each such Transaction Document with regard to obtaining any Required Consents, and the


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     benefit of any relationship of IBM with each such third-party vendor to the extent permitted under the IBM-third party vendor arrangement to obtain any Required Consent. IBM will have management and administrative responsibilities for obtaining all Required Consents under the Third Party Agreements allocable to each Transaction Document existing on the Execution Date of each such Transaction Document, subject to the consent of Certegy to the terms of each such Required Consent. IBM shall have the responsibility for timely obtaining all Required Consents under Third Party Agreements allocable to a Transaction Document to which IBM or an Affiliate is a party, subject to the consent of Certegy to the terms of each such Required Consent. The provisions of this Section shall be applicable to New Services unless otherwise provided by the Parties in the documentation governing New Services.

b) Subject to the provisions of Section 8.3, IBM will use commercially reasonable efforts to obtain, and will act as Certegy's attorney in fact in connection with obtaining, any Required Consents that are both (i) the obligation of Certegy under Section 8.2(a), and (ii) under Third Party Agreements allocable to a Transaction Document that are entered into after the Execution Date under such Transaction Document. Upon obtaining a third party vendor's agreement to terms for a Required Consent, the Required Consent shall be provided to Certegy for review, approval, and signature. If IBM is unable to obtain the Required Consent within a reasonable time in a form acceptable to Certegy, then the Parties' obligations with respect to the performance of, and payment for, any Services dependent on such Required Consent shall be determined in accordance with the provisions of
     Section 8.2(e).

c) Subject to Section 8.2(d), Certegy shall bear the costs, if any, of obtaining all Required Consents, including without limitation, all charges and fees related to obtaining the Required Consents for the Third Party Agreements allocable to each Transaction Document and to which the Certegy Group is a party existing as of the Execution Date under each such Transaction Document, except agreements for software manufactured by IBM and its Affiliates and Third Party Agreements relating to Systems Software, Machine maintenance and Machine leases, IBM shall bear the costs of obtaining all Required Consents for the Third Party Agreements allocable to each Transaction Document existing as of the Execution Date under each Transaction Document and not described above as the responsibility of Certegy. For all Third Party Agreements allocable to each Transaction Document entered into after the Execution Date under each such Transaction Document, the Party requesting the product or service to which the Third Party Agreement relates shall bear the costs, if any, of obtaining Required Consents. In addition, Certegy shall bear the costs, if any, associated with the cancellation and re-licensing of any Software allocable to a Transaction Document and licensed by the Certegy Group prior to the Execution Date under such Transaction Document if required for IBM to provide the Services after the Commencement Date under such Transaction Document, except Software licensed from IBM or any Affiliate of IBM. IBM shall bear the cost, if any, associated with the cancellation and re-licensing of any Software allocable to a Transaction Document and licensed by the Certegy Group prior to the Execution Date under such Transaction Document licensed from IBM or any Affiliate of IBM, if required for IBM to provide the Services after the Commencement Date under such Transaction Document. The provisions of this Section shall be applicable to New Services unless otherwise provided by the Parties in the documentation governing New Services

d) Notwithstanding anything to the contrary in Section 8.2(c), IBM shall bear any costs allocable to Certegy under Section 8.2(c) provided that: (i) the costs are incurred because the third party vendor from whom a Required Consent is requested or who requires cancellation and re-licensing of Software has a pre-existing policy to charge for or not grant a Required Consent or to require cancellation and re-licensing of Software because of a dispute with IBM, (ii) the third party vendor does not have such a policy generally with respect to outsourcing vendors with whom the third party vendor does not have a dispute, (iii) the policy is not limited to IBM's outsourcing activities with the Certegy Group, and (iv) Certegy uses diligent and commercially reasonable efforts to convince the vendor to treat IBM on the same basis as other outsourcing vendors. In any such case, IBM may propose a functionally equivalent substitute, if available, for the product or service provided by the third party vendor, and Certegy will consider in good faith implementation of such substitute product or service. No substitute product or service will be implemented without the consent of Certegy, which shall not be unreasonably withheld. IBM's liability under this Section 8.2(d) shall be limited to the amounts charged by a third party vendor that are directly attributable to such third party vendor's pre-existing policy to charge for Required Consents or to require cancellation and relicensing of Software when IBM or another outsourcing vendor with which a dispute exists is the


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     outsourcing services provider and shall not in any event include any amounts that would have otherwise been charged by such third party vendor if another outsourcing services provider was requesting a Required Consent or obtaining the right to access Software.

e) Notwithstanding any other provision of the Agreement, no Services requiring a Required Consent shall commence and no Monthly Charge or other charge shall commence for such Services until all applicable Required Consents for such Services are obtained, unless otherwise agreed by the Parties; provided, however, that to the extent the Monthly Charge or other charge includes amounts that constitute unrecovered investment of IBM, such amounts will be due and payable to IBM by Certegy within a period not to exceed six (6) months following commencement of such Services. IBM will publish a list each month setting forth the status of each Required Consent until all Required Consents are obtained. Certegy shall timely cooperate with IBM in order to facilitate the proper and timely publication of such monthly Required Consents list. Subject to the foregoing portion of this
     Section 8.2(e), if any Required Consent is not obtained with respect to any of the Third Party Agreements existing as of the Commencement Date under any Transaction Document, and prior to the Commencement Date, the Parties agree to commence the provision of Services without such Required Consents, the Parties shall cooperate with each other in achieving a reasonable alternative arrangement for Certegy to continue to process its work with minimum interference to its business operations unless and until such Required Consents are obtained. The cost of achieving such reasonable alternative arrangement shall be borne by IBM if caused by Required Consents needed from (i) IBM or Affiliates of IBM, (ii) from the licensors of the IBM Software, and/or (iii) from third-party vendors under any Third Party Agreements treating outsourcing arrangements involving IBM as the services provider differently than their standard policies afforded to other outsourcing services providers generally as described in Section 8.2(c), and in all other instances such cost shall be borne by Certegy.

8.3. APPOINTMENT AS ATTORNEY IN FACT

a) Certegy appoints IBM as the attorney in fact of the members of the Certegy Group, and IBM accepts such appointment as a part of the Services, for the limited purposes of administering, managing, supporting, operating under and paying under the Third Party Agreements to which one or more members of the Certegy Group is a party, and to obtain certain Required Consents as provided in Section 8.2(b), in connection with the Services as contemplated by the Agreement. Certegy does not appoint IBM as the attorney in fact of the members of the Certegy Group for the purposes of entering into oral or written agreements with any individual or business entity for or in the name of the Certegy Group or their Affiliates, without the prior express written approval of Certegy. Certegy agrees to promptly notify all Third Party Providers under the Third Party Agreements to which one or more members of the Certegy Group is a party of such appointment. Subject to its obligation to indemnify Certegy for any applicable penalties, damages, termination or other charges under Section 14.1, IBM may direct that the Certegy Group cancel, substitute, terminate, change or add to the Third Party Providers under the Third Party Agreements as it chooses so long as IBM continues to perform the Services in the manner required by the Agreement; provided, however, IBM must submit written notification to Certegy and obtain Certegy's written agreement prior to the cancellation, substitution, termination, change or addition of any Third Party Agreement to which one or more members of the Certegy Group is or will be a party. If Certegy does not respond to such notice from IBM within twenty-one (21) business days of Certegy's receipt of such notice, Certegy shall be deemed to have agreed to the cancellation, substitution, termination, change or addition described in the IBM notice. If any such cancellation, substitution, termination, change or addition of a Third Party Agreement will have an impact on the operations of users that are outside the scope of the Services and Certegy has notified IBM prior to the expiration of the Certegy response period described above of such impact and IBM elects to proceed, IBM will provide or cause to be provided the products and/or services that are the subject of such Third Party Agreement to the users that are outside the scope of the Services on terms no less favorable than the terms of the applicable Third Party Agreement.

b) IBM will perform its obligations and responsibilities as an attorney in fact pursuant to Section 8.3(a) under all Third Party Agreements to which a member of the Certegy Group is a party subject to the provisions of the Agreement, including, without limitation, Section 8.2, this Section 8.3,
     Section 9.1 and Section 11, Upon Certegy's request, IBM will provide to Certegy all information and documentation related to its activities as the Certegy Group's attorney in fact with regard to such Third Party Agreements. Certegy may


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     terminate or provide additional restrictions on IBM's attorney in fact appointment with respect to any Third Party Agreement to which one or more of the members of the Certegy Group is a party if IBM (i) fails to pay any amount due in a timely manner; (ii) permits an actual default to occur; or
     (iii) does not diligently pursue the service and financial benefits available to the Certegy Group under such Third Party Agreement.

c) Beginning on the Execution Date (as defined in the applicable Transaction Document) of each Transaction Document and for the term of each such Transaction Document, the Certegy Group will not enter into any new, or terminate or amend any existing, Third Party Agreement to which one or more members of the Certegy Group is a party that adversely impacts IBM's ability to provide the Services covered by such Transaction Document or increases IBM's cost of providing such Services without the prior written consent of IBM.

8.4. CONFLICTS OF INTERESTS

a) Each Party recognizes that IBM personnel providing Services to the Certegy Group under the Agreement may perform similar services for others and the Agreement shall not prevent IBM from performing similar services for others subject to the restrictions set forth in Section 11 and/or the applicable Transaction Document; provided, however, IBM shall not use any of the Certegy Provided Hardware or Certegy Software or Certegy Provided Office Furnishings to perform similar services for others (including the IBM), without the prior written consent of Certegy.

b) Neither Party, through its personnel at any site covered under a Transaction Document, shall knowingly, directly or indirectly, solicit any employee of the other Party or their Affiliates at such site during the Term of the Agreement unless otherwise agreed in writing by the Parties and except as provided in Section 12.6(g). Certegy or IBM employee's responses to or employment resulting from general public solicitations will be exempted from this provision.

c) Any specific restrictions related to Key Employees shall be as specified in the applicable Transaction Document.

8.5. ALTERNATE PROVIDERS

a) During the Term, Certegy shall have the right to retain third party suppliers to perform any service, function, responsibility, activity or task that is within the scope of the Services or would constitute a New Service pursuant to Section 3.12, or to perform any such services, functions, responsibilities or tasks (whether all or a part of the Services or the New Services) internally. IBM shall cooperate with any such third party supplier and Certegy as requested from time to time. Such cooperation shall include, without limitation, (i) providing reasonable physical and electronic access to the Facilities, the Data Center and the books and records in the possession of IBM regarding the Certegy Business and/or the Services; (ii) use of any Machines used by IBM to perform services for the Certegy Group for the Certegy Business; (iii) use of any of the Software (other than any Software where the underlying license agreement does not authorize such access and consent permitting such access and use has not been obtained); (iv) providing such information (subject to an appropriate confidentiality agreement, if appropriate) regarding the operating environment, System constraints, and other operating parameters as is reasonably necessary for the work product of the third party supplier of the Certegy Group to be compatible with the Services or New Services; and
     (v) such other reasonable cooperation as may be requested by Certegy.

b) IBM's obligations hereunder shall be subject to the third party suppliers' compliance with reasonable Facilities and Data Center data and physical security and other applicable standards and procedures, execution of appropriate confidentiality agreements, and reasonable scheduling of computer time and access to other resources to be furnished by IBM pursuant to the Agreement.

c) If IBM's cooperation with Certegy or any third party supplier performing work as described in Section 8.5(a), causes IBM to expend a material amount of additional resources and incur costs that IBM would not otherwise have expended but which fall within the scope of activities comprising the Services, such


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     additional resources and costs will be charged to Certegy under the established charging mechanism and/or Resource Unit Baseline therefor; provided, however, if the additional resources expended and costs incurred are not within the scope of activities comprising the Services, Certegy shall reimburse IBM at its standard rates for such resources subject to
     Section 9.11 hereof and for such costs as invoiced. The Parties further agree that if in IBM's reasonable, good faith determination, a third party supplier's activities affect IBM's ability to meet the Performance Standards or otherwise provide the Services in accordance with the Agreement, IBM will provide written notice to Certegy of such determination. The Parties will cooperate to determine and verify whether such effect is caused by a third party supplier, the extent of such affect, and how to ameliorate any such effect. IBM shall be excused for any inability to meet the Performance Standards, Minimum Service Levels or otherwise provide any of the Services to the extent, and only for the period, any such third party supplier's activities directly affect and impact IBM's ability to meet any Performance Standard or Minimum Service Level or otherwise provide any of the Services in accordance with the Agreement.

d) Certegy's retention of third party suppliers pursuant to this Section 8.5 to perform services, functions, activities, tasks or responsibilities that are within the scope of the Services shall not relieve Certegy of its obligations set forth in the Agreement to pay IBM the charges applicable to such services, functions, activities, tasks or responsibilities as set forth in the Agreement, unless Certegy is relieved from such charge pursuant to a provision of the Agreement or by the agreement of IBM.

8.6. USE OF SUBCONTRACTORS

a) Within thirty (30) days after the Commencement Date under each such Transaction Document, the Parties will develop and prepare a list of approved subcontractors under each such Transaction Document that the Parties agree may be engaged by IBM to perform and deliver the part or portion of the Services indicated on such list as a subcontractor to IBM (the "Listed Subcontractors"). Affiliates of IBM shall be deemed to be Listed Subcontractors. With respect to subcontractors which are not Listed Subcontractors, IBM shall notify Certegy at least fifteen (15) business days prior to the proposed date of commencement by IBM of any subcontractor's activity with respect to the Certegy Group or the Services, in writing of a decision to delegate or subcontract a function, responsibility or task to a subcontractor, or to change subcontractors for any function, responsibility or task, (i) that could have a material affect on the quality, timing, cost, consistency or performance of the Services under any Transaction Document or on the operations of any member of the Certegy Group or on the security of the Certegy Group data, books and records, or Facilities, or on the Certegy Business as conducted by any member of the Certegy Group, or (ii) where the subcontractor will interface directly with the members of the Certegy Group. Upon Certegy's request, IBM shall promptly provide to Certegy information regarding the proposed new or replacement subcontractors in order to permit Certegy to determine whether to grant its consent to such delegation or change or subcontract. Such information shall include the scope of the Services to be delegated, and the experience, financial status, resources, and reason for selection of the proposed subcontractors. Subject to IBM's timely provision of the foregoing information to Certegy, Certegy shall be deemed to have accepted such delegation or subcontract or change that is the subject of the notification by IBM to Certegy, if Certegy has not notified IBM in writing of its good faith objections to such delegation or subcontract on or before the fifteenth (15th) day after receipt of such notice from IBM. IBM shall not delegate or subcontract or change subcontractors unless and until IBM and Certegy shall have resolved any objection timely made by Certegy to such proposed action by IBM. In addition, IBM shall not disclose any Confidential Information of the Certegy Group to any subcontractor unless and until such subcontractor has agreed in writing to protect the confidentiality of such Confidential Information in a manner equivalent to that required of IBM by Section 11.

b) IBM shall remain primarily liable and obligated to Certegy for the timely and proper performance of all of its obligations hereunder even if such obligations are delegated to third party subcontractors (including, without limitation, Affiliates of IBM entering into Transaction Documents with Certegy and Affiliates of Certegy), and for the proper and timely performance and actions of any person or entity to which it delegates or subcontracts any such obligation.


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8.7. CERTEGY APPROVALS AND NOTIFICATION

For those areas of the Services where Certegy (a) has reserved a right-of-approval, consent or agreement, (b) is required to provide notification, and/or (c) is to perform a responsibility set forth in the Agreement, and such approval, consent, notification or performance is delayed or withheld beyond the period provided in the Agreement, including any Transaction Document and the Supplement and the Schedules thereto, without authorization or right and, such delay or withholding is not caused by IBM and affects IBM's ability to provide the Services under the Agreement including any Transaction Document and the Supplement and Schedules thereto. Certegy will relieve IBM of the responsibility for meeting the Performance Standards and Minimum Service Levels for that portion of the Services to the extent, but only to the extent, directly affected by such delay or withholding. Certegy will reimburse IBM in accordance with the Agreement for additional resources, if any, incurred during such period as a direct result thereof. If not specified otherwise in the Agreement, the period for such approval or notification shall be fifteen (15) business days unless another time period is otherwise agreed by the Parties.

9.   CHARGES/NEW SERVICES/INVOICES/PAYMENTS

9.1. DISBURSEMENTS

Beginning on the Commencement Date of each Transaction Document, IBM will pay as part of the Services covered by such Transaction Document the Third Party Providers for the provision of the software, products and services under the Third Party Agreements as set forth in the applicable Transaction Document. In addition, IBM will reimburse Certegy in a timely manner for payments to such Third Party Providers by the Certegy Group for amounts allocable to periods on and after the Commencement Date under each such Transaction Document. Certegy will promptly reimburse IBM for all payments to such Third Party Providers made by IBM if such payments are allocable to the periods prior to any such Commencement Date and are not otherwise the responsibility of IBM under the Agreement. If IBM should receive during the Term any refund, credit or other rebate in respect of such Third Party Agreements which is attributable to a period prior to the Commencement Date under the applicable Transaction Document, IBM will promptly notify Certegy of such refund, credit or rebate and will promptly pay to Certegy the full amount of such refund, credit or rebate. If Certegy should receive during the Term any refund, credit or other rebate in respect of such Third Party Agreements which is attributable to a period after the Commencement Date under the applicable Transaction Document, Certegy will promptly notify IBM of such refund, credit or rebate and will promptly pay to IBM the full amount of such refund, credit or rebate.

9.2. MONTHLY CHARGE

For each month of each Contract Year during the term under each Transaction Document, Certegy agrees to pay the Monthly Charge as specified in the Supplement and Schedules to such Transaction Document, together with the other amounts as described in this Section 9.

All periodic charges under each Transaction Document are to be computed on a calendar month basis, and will be prorated for any partial month, unless specifically stated otherwise in the Agreement (including the applicable Transaction Document).

On a monthly basis IBM will invoice Certegy the Monthly Charge under each Transaction Document for that month in advance, as specified in the Supplement and Schedules to each such Transaction Document. The invoices will separately state applicable taxes owed by Certegy by tax jurisdiction, and charges for other elements comprising the Monthly Charge as determined by the Parties pursuant to Section 9.5(b).

9.3. ADDITIONAL CHARGES

Beginning at the end of the first full calendar quarter following the Transition Period under each Transaction Document and at the end of each calendar quarter thereafter during the term of each Transaction Document, Certegy and IBM will review the quantity of Resource Units utilized by Certegy during the preceding calendar quarter and calculate the net monthly Unplanned Resource Units utilized by Certegy during such quarter. Certegy and IBM will calculate the charges applicable to such net monthly Unplanned Resource Units for such quarter in accordance with


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the Schedule addressing charges under each Transaction Document, and Certegy will pay the amount of the result of such calculation in accordance with Section 9.7.

9.4. COST OF LIVING ADJUSTMENT

IBM will charge or credit Certegy a Cost of Living Adjustment ("COLA") under each Transaction Document in accordance with the procedures set forth in Schedule J to each such Transaction Document beginning after the Commencement Date under each such Transaction Document, as set forth in such Schedule.

9.5. TAXES

a) The disbursements described in Section 9.1, the Monthly Charges described in Section 9.2, the additional charges described in Section 9.3 and the COLA described in Section 9.4, paid by Certegy are inclusive of applicable sales, use, excise, personal property or other similar taxes attributable to the period on or after the Commencement Date under each Transaction Document based upon or measured by (i) IBM's cost in acquiring or providing equipment, materials, supplies or third party services furnished to or used by IBM in providing and performing the Services, (ii) the value or cost of the IBM Machines and IBM Software; and (iii) all taxes payable by IBM with respect to its revenues, income and profit; provided, however, Certegy will be responsible for paying all personal property or use taxes due on or with respect to Certegy Provided Hardware, Certegy Software and Certegy Provided Office Furnishings. Each Party shall bear sole responsibility for all taxes, assessments and other real property-related levies on its owned or leased real property.

b) The Parties agree to reasonably cooperate with each other in good faith to more accurately determine and reflect each Party's tax liability and to minimize such liability to the extent legally permissible. Each Party shall provide and make available to the other any resale certificates and other exemption certificates or information reasonably requested by either Party. The Parties will also work together to segregate the Monthly Charges and other charges, reimbursements and amounts payable hereunder, into separate payment accounts charged under separate invoices, as appropriate, for Services and the components of the Services (i.e., components that are taxable and nontaxable, including those for which a sales, use or similar tax has already been paid by IBM and for which IBM functions merely as a paying agent for Certegy in receiving goods, supplies or services including licensing arrangements that otherwise are nontaxable or have previously been subjected to tax, components that are capitalized, and components that are expensed).

c) Notwithstanding any other provision of the Agreement, if a services, value added or similar tax is assessed on IBM's provision of the Services (or any New Services) to Certegy or on IBM's charges to Certegy under the Agreement, Certegy will be responsible for and pay the amount of any such tax.

9.6. NEW SERVICES

a) The charges for New Services will be integrated into the Supplement and Schedules to the affected Transaction Document in accordance with Sections
     3.12 and 17.2.

b) If the Parties cannot agree either that a function, responsibility or task falls within the definition of a New Service. IBM shall nevertheless perform the disputed function, responsibility or task if requested by Certegy. The determination of whether any function, responsibility or task is a New Service will be determined pursuant to the dispute resolution provisions in Section 16. Certegy shall pay fifty percent (50%) of any charges for the disputed function, responsibility or task under this
     Section 9.6 to IBM and fifty percent (50%) of any charges for the disputed function, responsibility or task under this Section 9.6 shall be held by Certegy or paid into an interest bearing escrow account in accordance with
     Section 9.12, if requested by IBM, pending a resolution of the dispute in accordance with Section 16. Any payment to Certegy of any such disputed charge paid by Certegy to IBM and into escrow pursuant to this Section 9.6 after resolution of the applicable dispute, shall be paid from the amount in escrow with respect to such dispute and then by IBM. All amounts not in escrow and payable directly by either Party to the other Party upon resolution of the dispute with respect to which amounts are payable shall be paid promptly upon


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     resolution of the disputed charge together with interest at the rate of one percent (1%) per month from the date that the payment was originally due to IBM from Certegy under the Agreement through the date of payment by IBM to Certegy.

9.7. INVOICE PAYMENT

At its election, Certegy will pay each invoice for charges under the Agreement either by wire funds transfer or other electronic means acceptable to IBM to an account specified by IBM or by bank check, within the calendar month in which such invoice is received by Certegy, provided Certegy receives such invoice on or before the tenth (10th) day of such month; otherwise such payment shall be made within thirty (30) days after the date of Certegy's receipt of the invoice. In the event that any invoice payment is not received by IBM within ten (10) business days following the date specified for such payment herein, a late payment fee of one percent (1%) per month, or the maximum amount permissible by law, whichever is less, of the unpaid, late invoice payment will be due and payable by Certegy to IBM from the date such payment became overdue through the date of payment to IBM.

No invoice for charges for any of the Services shall be delivered to Certegy until after the Services which are the subject of such invoice have been provided to the Certegy Group; provided, however, any Services that are expressly stated in the Agreement as prepaid or paid in advance shall be excluded from the limitation of this sentence to the extent, but only to the extent, expressly set forth in the Agreement.

9.8. REDACTED ***

9.9. SERVICE CREDITS

If IBM fails to provide the Services in accordance with the Minimum Service Levels set forth in any Transaction Document, IBM shall incur the charges set forth in a Schedule to such Transaction Document (each, a "Service Credit"; collectively, the "Service Credits") against the amounts owed to IBM for the second month following the month in which the Service Credits were incurred. The Parties agree that the Service Credits are a fair estimate of the damages that the Certegy Group will incur for each event for which a Service Credit is granted in the Agreement, that the actual damages incurred by the Certegy Group in each such event would be difficult and costly to determine, and that the Service Credits are liquidated damages awarded in lieu of actual damages incurred by the Certegy Group. The Parties agree that the Service Credits are not penalties and are the sole and exclusive remedy of Certegy with respect to the incident or event with respect to which such Service Credits are paid or credited by IBM to Certegy subject to and as limited by the provisions of Sections 12 and 13.

9.10. OTHER CREDITS

Except as otherwise set forth in the Agreement, with respect to any amount to be paid or reimbursed to Certegy by IBM at the time any such amount is due and payable to Certegy. IBM may pay that amount to Certegy by applying a credit for the month such amount is due and payable against the charges otherwise payable to IBM under the Agreement, at IBM's option. Notwithstanding the foregoing, if the amount to be so paid or reimbursed by IBM in any specific month, exceeds the charges to Certegy for such month, IBM shall promptly pay any difference to Certegy by check or wire transfer during such month. If IBM fails to pay any amount due and payable to Certegy or fails to apply a credit during the month such amount is due and payable, IBM shall pay or credit such amount together with interest thereon payable at a rate of one percent (1%) per month, or the maximum amount permissible by law, whichever is less, of the unpaid, late monies will be due and payable by IBM to Certegy from the date such monies became due to Certegy through the date of payment or credit to Certegy.

----------
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9.11. REDACTED ***

9.12. DISPUTED CHARGES/CREDITS

In the event Certegy disputes the accuracy or applicability of a charge or credit or other financial arrangement described in the Agreement (i.e., Monthly Charge, Unplanned Resource Units, COLA, Service Credits, pass through billings, etc.), Certegy shall notify IBM of such dispute as soon as practicable after the discrepancy has been discovered. The Parties will investigate and resolve the dispute using the dispute resolution processes provided under Section 16 of the Agreement. Any undisputed amounts contained in or applicable to an invoice will be paid by Certegy and any undisputed credit amounts will be promptly credited by IBM. Upon request of either Party, Certegy in the case of a disputed charge, or IBM in the case of a disputed credit, shall place the disputed amount in an interest bearing escrow account established for the benefit of the Parties, until such dispute is resolved. Upon resolution of the dispute, the Parties shall be paid any interest having accrued on the disputed amounts held in the escrow account in connection with such dispute in proportion to the amount received by each Party with respect to such dispute, and the Parties shall each pay a portion of the escrow fees attributable to the disputed amount in an inverse proportion to the percentage of the disputed amount paid to each Party. Unpaid and uncredited monies that are in dispute and placed in escrow will not be considered a basis for monetary default under the Agreement.

9.13. REDUCTION OF CERTEGY WORK

a) If, during the Term, Certegy experiences significant changes in the scope or nature of its business which have or are reasonably expected to have the effect of causing a substantive and sustained decrease in the amount of IBM resources used in performing the Services, provided such decreases are not due to Certegy resuming the provision of such Services by itself or Certegy transferring the provision of such Services to another vendor, such changes shall be governed by this Section 9.13. Examples of the kinds of events that might cause such substantial decreases are:

     1)   changes in Certegy's products or markets;

     2)   mergers, acquisitions or divestitures; or

     3)   changes in market priorities.

b) Certegy will notify IBM of any event or discrete set of events which Certegy believes qualifies under this Section 9.13, and IBM will identify in a plan that will be submitted to Certegy for review and acceptance, any changes that can be made to accommodate such decrease of resource requirements in a cost-effective manner without disruption to Certegy's ongoing operations, and the cost savings that will result therefrom.

c) Upon acceptance by Certegy, IBM will make any applicable adjustments to the Annual Service Charge and the related Baselines to reflect the foregoing and distribute an amended Supplement to the Parties.

d) Certegy may, at its option and expense, employ an accredited and independent auditor to verify IBM's methodology for calculating the savings referenced above conforms to accepted accounting practices.

10.  INTELLECTUAL PROPERTY RIGHTS

IBM, the members of the Certegy Group and their respective contractors and subcontractors may develop, create, modify or personalize (collectively, "Develop") certain computer programming code, including source and object code ("Code") and other Materials in order to perform the Services. The provisions of this Section 10 set forth the respective rights of Certegy and IBM in such Code and other Materials. This Section 10 does not apply to development, modification, creation, or personalization of templates for commercially available IBM products (for

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example, Lotus Notes templates). To the extent that Services under any
Transaction Document include the development, modification, creation or personalization of such templates, rights with respect to such templates will be set forth in the applicable Transaction Document or applicable Schedule(s).

10.1. OWNERSHIP OF MATERIALS

With respect to any Materials whether Developed solely by IBM or its subcontractors, or jointly by the Certegy Group personnel or their subcontractors and IBM or its subcontractors, ownership will be as follows:

a) Certegy Code, Certegy Derivative Code and Certegy Works shall be owned by Certegy or another member of the Certegy Group, as applicable. During the Term, IBM shall have an irrevocable, nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform, operate, distribute, modify, develop, personalize and create Derivative Works from such Materials internally, and the right to sublicense third parties to do any of the foregoing, for the sole purpose of performing the Services.

b) IBM Code, IBM Derivative Code, IBM Works and IBM Interfaces shall be owned by IBM. During the Term, the Certegy Group shall have an irrevocable, nonexclusive, worldwide, paid-up license to use in the Certegy Business, execute, operate, reproduce, display, perform, distribute, modify, develop, personalize and create Derivative Works from, such Materials internally, and the right to sublicense third parties to do any of the foregoing for the Certegy Group.

c) With respect to any Materials whether or not Developed under the Agreement, which are or have been Developed solely by the Certegy Group personnel and/or their contractors, such Materials shall be owned by Certegy. IBM shall have an irrevocable, nonexclusive, worldwide, paid-up license to use, execute, operate, reproduce, display, perform, distribute, modify, Develop, personalize and create Derivative Works from such Materials internally and the right to sublicense third parties to do any of the foregoing, to the extent necessary and for the sole purpose of performing the Services during the Term.

d) Any ownership or license rights herein granted to either Party or another member of the Certegy Group or any other Authorized Users are limited by and subject to any patents and copyrights held by, and terms and conditions of any license agreements with, applicable Third Party Providers.

e) To the extent that by operation of law any of the Materials may not be owned by IBM or the Certegy Group to which ownership has been allocated under this Section 10, each Party agrees to promptly assign, or cause to be assigned, and take such actions and execute and deliver such documents as shall be necessary or appropriate to effect such assignment without further consideration. Each Party hereby assigns, without further consideration, the ownership of all right, title and interest in all U.S. and foreign copyrights, and mask work rights (if any) in the Materials to the other Party as set forth in this Section 10. Such assignee shall have the right to obtain and hold in its own name or transfer patents and copyrights, applications, registrations, renewals and all other rights relating or pertinent thereto.

10.2. OBLIGATIONS REGARDING MATERIALS

a) The Parties agree to reproduce copyright legends which appear on any portion of the Materials which may be owned by the Parties and any and all third parties.

b) Except as set forth in Section 11, the Agreement shall not preclude either Party from Developing materials or providing services which are competitive to the Materials or Services which might be delivered pursuant to the Agreement, except to the extent any of same may infringe any of the other Party's patent rights, copyrights, trade secrets or mask work rights.

c) Neither the Agreement nor any disclosure made hereunder grants any license to either Party under any patents rights, copyrights, mask work rights or trade secrets of the other Party, except for the licenses expressly granted under this Section 10 and Section 12.6 hereof.


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d)   Each Party and their respective Affiliates shall have the right to develop commercialize, use, publish and distribute materials and/or intellectual property which may be substantially similar to the Materials (including, without limitation, computer programs and other copyrighted works) for their own use, for third parties or for other purposes provided that such activities are effected without breach of their obligations under the Agreement and do not infringe the intellectual property rights of the other Party and/or its Affiliates.

11.  CONFIDENTIALITY/DATA SECURITY

11.1. CONFIDENTIAL INFORMATION

IBM and Certegy each acknowledge that the other Party and/or its Affiliates possesses and will continue to possess information, which has commercial value in such other Party's and/or its Affiliates' business and is not in the public domain. Such information has been created, discovered, developed by such other Party and its Affiliates or provided to it by a third party, and such other Party and/or its Affiliates holds property rights in such information by assignment, license or otherwise. "Confidential Information" means with respect to a Party, any and all proprietary business information of the disclosing Party and/or its Affiliates and/or of third parties in the possession of the disclosing Party and its Affiliates treated as secret by the disclosing Party and its Affiliates (that is, it is the subject of efforts by the disclosing Party and/or its Affiliates that are reasonable under the circumstances to maintain its secrecy) that does not constitute a Trade Secret (defined below), including, without limitation, the terms of the Agreement, and any and all proprietary information in the possession of such disclosing Party and/or its Affiliates of which the receiving Party and/or its Affiliates become aware as a result of its access to and presence at the other Party's and/or its Affiliates' facilities. "Trade Secrets" mean with respect to a Party, information related to the services and/or business of the disclosing Party and/or its Affiliates and/or of a third party which (a) derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; and (b) is the subject of efforts by the disclosing Party and/or its Affiliates that are reasonable under the circumstances to maintain its secrecy, including without limitation (i) marking any information reduced to tangible form clearly and conspicuously with a legend identifying its confidential or proprietary nature; (ii) identifying any oral presentation or communication as confidential immediately before, during or after such oral presentation or communication; or (iii) otherwise, treating such information as confidential or secret. Assuming the criteria in sections (a) and (b) above are met, Trade Secrets include, but are not limited to, technical and nontechnical data, formulas, patterns, compilations, computer programs and software, devices, drawings, processes, methods, techniques, designs, programs, financial plans, product plans, and lists of actual or potential customers and suppliers. "Company Information" means collectively the Confidential Information and Trade Secrets. Company Information also includes information which has been disclosed to either Party and/or its Affiliates by a third party which such Party and/or its Affiliates is obligated to treat as confidential or secret.

11.2. OBLIGATIONS

a) Certegy and IBM will each refrain from disclosing, will hold as confidential, and will use the same level of care to prevent disclosure to third parties and to hold confidential, the Company Information of the other Party as it employs to avoid disclosure, publication or dissemination of its own information of a similar nature but in no event less than a reasonable standard of care. Notwithstanding the foregoing, the Parties and their Affiliates to which a Transaction Document is assigned may disclose Company Information in the case of Certegy and its Affiliates which accept assignment of a Transaction Document, to members of the Certegy Group or to companies divested by the Certegy Group that elect to receive services hereunder as an Authorized User, and in the case of both Parties and their Affiliates, which accept assignment of a Transaction Document, to companies divested by the Certegy Group that elect to receive services hereunder as an Authorized User or to authorized contractors and subcontractors involved in providing and using the Services under the Agreement where: (i) such disclosure is necessary to permit the members of the Certegy Group or any divested companies of the Certegy Group that receive services hereunder as an Authorized User, or any authorized contractor or subcontractor to perform its duties hereunder or use the Services; (ii) members of the Certegy Group and such divested companies of the Certegy Group that elect to receive services hereunder or any authorized contractor or subcontractor agree in writing to observe the confidentiality and restricted use and disclosure covenants and standards of care set forth in this Section 11


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     and IBM and Certegy are each third party beneficiaries for all purposes;
     and (iii) IBM in the case of Certegy Company Information received by IBM and/or its Affiliates and disclosed by them as permitted herein or Certegy in the case of IBM Company Information received by Certegy and/or its Affiliates and disclosed by them as permitted herein, assumes full responsibility for the acts or omissions of its Affiliates, contractors and subcontractors or, in the case of Certegy, its divested companies receiving services hereunder as an Authorized User, no less than if the acts or omissions were those of IBM and Certegy respectively.

b) Neither Certegy nor IBM shall use the Company Information of the other Party except in the case of IBM and its Affiliates and subcontractors, (i) in connection with the performance of the Services and (ii) as otherwise specifically permitted in the Agreement, and in the case of Certegy, its contractors and other members of the Certegy Group, (A) as specifically permitted in the Agreement and (B) in connection with the use of the Services. IBM shall be responsible to ensure that its Affiliates and subcontractors comply with this Section 11.2(b) and Certegy shall be responsible to ensure that the members of the Certegy Group and its contractors comply with this Section 11.2(b).

c) Without limiting the generality of the foregoing, neither Party nor their Affiliates will publicly disclose the terms of the Agreement, except to the extent permitted by this Section 11 and to enforce the terms of the Agreement, without the prior written consent of the other. Furthermore, neither IBM nor Certegy nor their Affiliates will make any use of the Company Information of the other Party and its Affiliates except as contemplated by the Agreement; acquire any right in or assert any lien against the other Party's Company Information except as contemplated by the Agreement; or refuse to promptly return, provide a copy of or destroy such Company Information upon the request of the disclosing Party.

d) Notwithstanding any other provision of the Agreement, neither Party will be restricted in using, in connection with its business operations, any data processing or network management ideas, concepts, know-how and techniques which are retained in the minds of employees who have had access to the other Party's Company Information.

11.3. EXCLUSIONS

Notwithstanding the foregoing, this Section 11 will not apply to any information which IBM or Certegy can demonstrate was: (a) at the time of disclosure to it, in the public domain; (b) after disclosure to it, published or otherwise becomes part of the public domain through no fault of the receiving party; (c) without a breach of duty owed to the disclosing party, is in the possession of the receiving party at the time of disclosure to it; (d) received after disclosure to it from a third party who had a lawful right to and, without a breach of duty owed to the disclosing party, did disclose such information to it; or (e) independently developed by the receiving party without reference to Company Information of the disclosing party. Further, either Party may disclose the other Party's Company Information to the extent required by law or order of a court or governmental agency. However, the recipient of such Company Information must give the other Party prompt notice and make a reasonable effort to obtain a protective order or otherwise protect the confidentiality of such information, all at the discloser's cost and expense. It is understood that the receipt of Company Information under the Agreement will not limit or restrict assignment or reassignment of employees of IBM and its Affiliates and the Certegy Group within or between the respective Parties and their Affiliates.

11.4. LOSS OF COMPANY INFORMATION

The receiving Party will immediately notify the disclosing Party, orally or in writing in the event of any disclosure, loss, or use in violation of the Agreement of a disclosing Party's Company Information known to the receiving Party.

11.5. LIMITATION

The covenants of confidentiality set forth herein (a) will apply after the Effective Date to any Company Information disclosed to the receiving Party before and after the Effective Date and (b) will continue and must be maintained


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from the Effective Date through the termination of the relationship between the
Parties and (i) with respect to Trade Secrets, until the earlier of ten (10) years after termination of the Agreement or until such Trade Secrets no longer qualify as trade secrets under applicable law; and (ii) with respect to Confidential Information for a period equal to the shorter of two (2) years after termination of the Parties' relationship under the Agreement, or until such Confidential Information no longer qualifies as confidential under applicable law. Neither Party will be responsible for the security of the Company Information of the other Party during transmission via public communications facilities or for the loss of or damage to such information during transmission, except to the extent that such breach of security or loss or damage is caused by the failure of such Party to perform its obligations under the Agreement, including exercising the standard of care set forth in
Section 11.2(a).

11.6. DATA

All of Certegy's Company Information (including, without limitation, data, records and reports related to the Certegy Group, the Certegy Business and the Services) is represented by Certegy to be the exclusive property of Certegy, and/or its Affiliates or the property of third parties licensed to Certegy and/or its Affiliates, and the furnishing of such information, data, records and reports to, or access to such items by, IBM and/or its Affiliates and/or subcontractors will not grant any express or implied license to or interest in IBM and/or its Affiliates and/or subcontractors relating to such information, data, records and reports except as required to perform the Services pursuant to the Agreement. Unless specifically provided otherwise in a Transaction Document, IBM shall have no responsibility with respect to compliance with laws or regulations applicable to the storage, maintenance, and distribution of Certegy Company Information to the extent that any such activity by IBM is performed or implemented in accordance with Certegy's instruction or direction. Upon request by Certegy at any time and from time to time and without regard to the default status of the Parties under the Agreement, IBM and/or its Affiliates and/or subcontractors shall promptly deliver to Certegy Certegy's Company Information (including without limitation all data, records and related reports regarding the Certegy Group, the Certegy Business and the Services) in electronic (tape) format and in such hard copy as existing on the date of the request by Certegy.

12.  TERMINATION

12.1. TERMINATION BY CERTEGY

Certegy may terminate any individual Transaction Document for the following reasons:

a) A material breach of such Transaction Document by IBM and/or its Affiliates that remains uncured for ten (10) days after receipt of written notice thereof; provided, however, if a material breach of such Transaction Document by IBM and/or its Affiliates (other than a breach of Section 11 hereof) occurs that by its nature cannot be cured by IBM in such ten (10) day period but IBM submits a commercially reasonable written plan to Certegy within such period to cure such breach after the ten (10) day period (but in no event more than forty five (45) days after such notice of breach), the cure period for such breach shall be extended to the date set forth in the plan; or

b) There exists a series of non-material or persistent breaches by IBM and/or its Affiliates that in the aggregate have a material and significant adverse impact (i) on the Services support of the administrative, management, planning, financial reporting or operations functions of the Certegy Group or the portion of the Certegy Group constituting the user group under such Transaction Document, or (ii) on the management of the Services or the portion of the Services covered by such Transaction Document; or

c) For convenience upon one hundred eighty (180) days prior notice by Certegy to IBM; or

d) In the event of a Change of Control of IBM or Certegy, upon one hundred eighty (180) days prior notice by Certegy to IBM, which notice must be given within 180 days after the Change of Control; or

e) IBM and/or its Affiliate that has accepted assignment of such Transaction Document becomes insolvent or is unable to pay its debts or enters into or files (or has filed or commenced against it) a petition, arrangement, application, action or other proceeding seeking relief or protection under
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     of the United States or any similar laws of the United States or any state of the United States or any other country or transfers all or substantially all of its assets to another person or entity; or

f) IBM and/or its Affiliate that has accepted assignment of such Transaction Document incurs Direct Damages to Certegy in excess of the IBM Direct Damages Cap under the circumstances and resulting from the events described in Section 13.1(a)(i); or

g)   Under the circumstances set forth in Section 17.3.

12.2. TERMINATION BY IBM

IBM may terminate any Transaction Document for a material default by Certegy that remains uncured for a period of sixty (60) days after written notice thereof to Certegy from IBM.

12.3. TERMINATION CHARGES

a) In the event of a termination by Certegy pursuant to Sections 12.1(c) for convenience or (d) for Change of Control. Certegy shall pay IBM the applicable Termination Charge, and Wind-Down Expenses. In the event of a termination by Certegy pursuant to Section 17.3 for a Force Majeure Event, Certegy shall pay IBM the amounts set forth in Section 17.3(c)(ii), but will not be responsible for Termination Charges or Wind-Down Expenses. In the event of a termination by Certegy pursuant to Sections 12.1(a) for cause or (b) for persistent breaches or (e) for Bankruptcy or (f) for exceeding the IBM Direct Damages Cap or Section 3.3 for failing to provide disaster recovery services, Certegy shall not be responsible for the payment of the applicable Termination Charge or Wind-Down Expenses. In the instance of a termination by Certegy pursuant to Section 12.1(b) for persistent non-material breaches. Certegy may not recover any damages from IBM for the defaults and breaches by IBM giving rise to the termination; provided that nothing in this sentence shall preclude any recovery by Certegy pursuant to Section 8.4(b), Section 9, Section 10, Section 11,
     Section 12, Section 13, Section 14, Section 15, or Section 17.3.

b) Except as set forth in Section 12.3(a), Certegy shall not be obligated to pay any charges that would otherwise accrue and be payable by Certegy pursuant to the Agreement or any Transaction Document after the effective date of the expiration or termination of the Agreement or any such Transaction Document.

12.4. [RESERVED]

12.5. SERVICES TRANSFER ASSISTANCE

a) The Parties agree that IBM will cooperate with the Certegy Group to assist in the orderly transfer of the services, functions, responsibilities, tasks and operations comprising the Services under each Transaction Document provided by IBM and its Affiliates hereunder to one or more members of the Certegy Group itself or another services provider in connection with the expiration or earlier termination of the Agreement and/or each Transaction Document for any reason, however described. Neither the Term of the Agreement nor any Transaction Document shall be deemed to have expired or terminated until the Services Transfer Assistance thereunder is completed. Upon Certegy's request IBM or its Affiliate shall provide transfer assistance in connection with migrating the work of the Certegy Group to the Certegy Group itself or another services provider ("Services Transfer Assistance") commencing up to one (1) year prior to expiration or upon any notice of termination, or of non-renewal of the Agreement or any Transaction Document. In the event Certegy shall repeatedly fail to pay any amounts when due and payable under the Agreement within two (2) years of the start of Services Transfer Assistance, with or without an attendant termination for cause by IBM, IBM shall not be required to provide Services Transfer Assistance unless Certegy prepays the applicable Monthly Charges for the entire duration of Services Transfer Assistance, if any, applicable to the Transaction Document(s) being terminated and a reasonable projection of other charges due under such Transaction Documents for the entire period Certegy requests Services Transfer Assistance. In no event will Certegy's holding of or escrow of monies in compliance with Section 9.12 be considered a failure by Certegy to pay amounts due and payable hereunder. Further, IBM shall provide the


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     Services Transfer Assistance in accordance with this Section 12.5 even in the event of Certegy's material breach (other than an uncured payment default) with or without an attendant termination for cause by IBM, if Certegy prepays a reasonable projection of the other charges due under the Transaction Document(s) being terminated (other than the Monthly Charge which shall be paid monthly as provided in the Supplement) for the Services Transfer Assistance for the entire period Certegy desires IBM to provide such services to the Certegy Group or its designees. Services Transfer Assistance shall be provided through the effective date of the expiration or termination of the Services under the Transaction Documents being terminated, and upon request by Certegy, the effective date of such expiration or termination shall be extended for up to one (1) year thereafter pursuant to the terms and conditions of the Agreement and applicable Transaction Document(s) and such period shall be considered an extension of the Term and the term of such Transaction Documents, however any such extension shall not affect the payment date or amount of any applicable Termination Charges, which Termination Charges shall be due and payable as of the initially noticed effective date of termination. Services Transfer Assistance shall include, but not be limited to, providing the Certegy Group and their respective agents, contractors and consultants, as necessary, with services described in a Schedule to each Transaction Document.

b) If any Services Transfer Assistance provided by IBM requires the utilization of additional resources that IBM would not otherwise use in the performance of the Agreement and applicable Transaction Documents but for which there is a current Resource Unit Baseline. Certegy will pay IBM for such usage at the then-current applicable Transaction Document(s) charges and in the manner set forth in the applicable Transaction Document(s). If the Services Transfer Assistance requires IBM to incur costs that IBM would not otherwise incur in the performance of the Services under the Agreement and applicable Transaction Document(s), then IBM shall notify Certegy of the identity and scope of the activities requiring that IBM incur such costs and the projected amount of the charges that will be payable by Certegy for the performance of such assistance. Upon Certegy's authorization, IBM shall perform the assistance and invoice Certegy for such charges. Within thirty (30) business days after the date of the invoice, Certegy shall pay IBM for authorized, additional charges incurred to provide such assistance to Certegy.

c) If Certegy exercises its option to prepay the Monthly Charges and other charges reasonably projected by IBM for Services Transfer Assistance with regard to any Transaction Document and it is determined that such prepayment is in excess of the actual charges associated with the Services Transfer Assistance, then IBM shall apply such overpayment to monies otherwise due IBM or, if no monies are due IBM, promptly refund such overpayment to Certegy at the end of such Services Transfer Assistance. Conversely, if the amount prepaid by Certegy to IBM for Services Transfer Assistance with regard to any Transaction Document does not fully reimburse IBM for the actual Monthly Charges due and costs incurred by IBM and chargeable to Certegy hereunder for the provision of Services Transfer Assistance to Certegy, then IBM shall invoice Certegy and Certegy shall promptly pay IBM for such additional amounts as incurred and invoiced to Certegy.

12.6. OTHER RIGHTS UPON TERMINATION

At the expiration or earlier termination of the Agreement and/or any Transaction Document for any reason, however described, IBM agrees in each such instance, as applicable:

     1) Upon Certegy's request, IBM agrees to sell to Certegy or its designee for the fair market value thereof, the IBM Machines owned by IBM then currently being used by IBM primarily to perform the Services or the portion of the Services covered by the Transaction Document, as applicable. In the case of IBM Machines that IBM is leasing and using primarily to perform the Services, IBM agrees to permit Certegy or its designee to either buy-out the lease on the IBM Machines and purchase the IBM Machines from the lessor or assume the lease(s) and secure the release of IBM thereon, subject to the terms of the applicable lease. Certegy shall be responsible for any sales, use or similar taxes associated with such purchase of such IBM Machines or the assumption of such leases.

b) IBM will grant to the members of the Certegy Group and their Affiliates an irrevocable, nonexclusive, worldwide, perpetual, paid-up source and object code license to use, execute, operate, reproduce, display,


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     perform, distribute, modify, Develop and personalize, and create Derivative
     Works from, the IBM Derivative Code, IBM Code. IBM Works and IBM Interfaces as a part of and in connection with the Certegy Business, and the right to sublicense third parties to do any of the foregoing for the members of the Certegy Group. Except as specifically set forth in this Section 12.6(b), nothing in this Section 12.6(b) grants Certegy any license to any materials from which IBM Derivative Code or IBM Works are derived.

c) IBM will provide to the Certegy Group a source code and an object code license for IBM Software proprietary to IBM and not otherwise owned by or licensed to Certegy in accordance with Section 12.6(b) and not generally commercially available for use by the Certegy Group as a part of and in connection with the Certegy Business, upon terms and prices to be mutually agreed upon by the Parties (which prices shall not be greater than those then offered to other customers of IBM as described in Section 9.11 or, in the case where no such customers exist, other third parties). At Certegy's option, IBM will recommend a mutually agreeable commercially available substitute, if available, to perform the same function.

d) Subject to Section 12.6(e), if IBM has licensed or purchased and is using any generally commercially available Software to provide the Services to the Certegy Group at the date of expiration or termination of the Agreement or any Transaction Document, Certegy may elect to take a transfer or an assignment of the license for such software (and any attendant maintenance agreement), subject to the terms of such license, and reimburse IBM for the initial license or purchase charges for such IBM Software in an amount equal to the remaining unamortized cost of such Software, if any, depreciated over a five (5) year life. Certegy shall also pay any transfer fee or charge imposed by the applicable vendor and not the obligation of IBM hereunder, and subject to Certegy's acceptance of any applicable vendor terms and conditions, such licensed Software shall be transferred or assigned to Certegy.

e) If IBM has licensed or purchased and is using any generally commercially available Software to provide the Services to the Certegy Group and other IBM customers in a shared environment at the date of expiration or termination of the Agreement or any Transaction Document, IBM, upon request by Certegy, will assist Certegy in obtaining licenses for such Software (and any attendant maintenance agreement) subject to Certegy's payment of any license fee and other charge imposed by the applicable vendor.

f) IBM will use commercially reasonable efforts to negotiate license arrangements with third parties that will minimize the amount of license and maintenance agreement transfer and assignment fees to be paid by Certegy. Certegy may participate in the negotiation of such license and maintenance agreement arrangements. IBM shall provide reasonable advance written notice to Certegy of such anticipated negotiations.

g) Upon the date of expiration or termination of the Agreement or any Transaction Document for any reason, the Certegy Group shall have the right to make offers of employment to any or all IBM employees performing Services on a substantially full time basis for the Certegy Group hereunder or under such Transaction Document, as applicable ("Service Employees"). Promptly after either Party provides the other Party written notice of termination or expiration with the prior consent of each Services Employee (each of whom IBM will notify of Certegy's interest), IBM agrees, subject to the agreement of the Service Employees, to supply Certegy with the names and resumes requested by Certegy for the purpose of exercising its rights under this Section 12.6, at no charge. Certegy's rights under this Section
     12.6 will take precedence over any IBM/employee employment contract or covenant that may otherwise limit an employee's right to accept employment with the Certegy Group.

h) Upon Certegy's request, IBM will transfer or assign to Certegy or its designee, on mutually acceptable terms and conditions, any Third Party Agreements not otherwise treated in this Section 12.6, applicable solely to services being provided to Certegy, including, without limitation, Third Party Agreements for maintenance, Disaster Recovery Services and other necessary third party services then being used by IBM to perform the Services subject to the payment by Certegy of any transfer fee or charge imposed by the applicable vendors.


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12.7. EFFECT OF TERMINATION/SURVIVAL OF SELECTED PROVISIONS

Notwithstanding the expiration or earlier termination of the Services or the Agreement or any Transaction Document for any reason however described, the following Sections of the Agreement shall survive any such expiration or termination: Section 8.4(b), Section 10, Section 11, Section 12.5, Section 12.6,
Section 12.7, Section 13, Section 14, Section 15, Section 16.1 and Section 17.

13.  LIABILITY

13.1. LIABILITY CAPS

a) Except as provided in Section 13.2, the liability of IBM and its Affiliates to Certegy and its Affiliates under each Transaction Document arising out of or resulting from the performance or non-performance of IBM and/or its Affiliates and/or subcontractors of the Services and its obligations under such Transaction Document shall be limited in the aggregate for all claims, causes of action or occurrences:

     1) to Direct Damages incurred by Certegy and its Affiliates equal to the charges paid by Certegy for the Services set forth in the supplement to such Transaction Document during the twelve (12) calendar months immediately prior to the first event which is the subject of the first claim or if twelve (12) months have not elapsed in the term of such Transaction Document at the time of the first such event, the charges to Certegy for the Services set forth in such Supplement during the first twelve (12) months of the term of such Transaction Document ("IBM Direct Damages Cap"); and

     2) in the event Certegy claims Direct Damages for event(s) which are the subject matter of claim(s) or cause(s) of action which are the basis for and result in Certegy's termination of the Agreement or any Transaction Document pursuant to Section 12.1 (a) for cause or (e) for Bankruptcy, and the IBM Direct Damages Cap operates to preclude Certegy's recovery of its full amount of Transition Cover Costs, then Certegy shall be entitled to recover an additional amount from IBM, not to exceed fifty percent (50%) of the Direct Damages Cap, which amount shall be applied only toward such unrecovered Transition Cover Costs.

b) Except as provided in Section 13.2, the liability of Certegy to IBM arising out of or resulting from the performance and non-performance of its obligations under each Transaction Document shall be limited in all cases to Direct Damages which in the aggregate shall not exceed the amounts payable by Certegy upon a termination of such Transaction Document for convenience under Section 12.3(a) (the "Certegy Direct Damages Cap"). The IBM Direct Damages Cap and the Certegy Direct Damages Cap are herein collectively called the "Direct Damages Caps".

13.2. EXCLUSIONS

The provisions of Section 13.1 will not apply to (a) failure to pay amounts that are due and payable under the Transaction Documents, including but not limited to Monthly Charges, charges for New Services, Termination Charges, Wind-Down Expenses, accrual and distribution of disputed amounts and interest under
Section 9.12 and amounts payable under Section 17.3(c)(ii); (b) the indemnification obligations of the Parties pursuant to Section 14; (c) Losses arising from a violation of the confidentiality provisions of Section 11; (d) amounts to be paid or credited to Certegy as Service Credits; (e) amounts payable by IBM under the force majeure provisions of Section 17.3(c)(i) of the Agreement; and (f) amounts payable to Certegy under Section 9.10 (Other Credits).

13.3. DIRECT DAMAGES AND COVER CHARGES

Unless specifically provided to the contrary in the Agreement, neither party shall have any liability whether based on contract, tort (including without limitation, negligence), warranty, guarantee or any other legal or equitable grounds to the other party for any damages other than Direct Damages.


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a)   "Direct Damages" mean actual, direct damages incurred by the claiming Party which include, by way of example but without limitation, (i) the costs to correct any deficiencies in the Services rendered by IBM, (ii) the difference in the amounts to be paid to IBM hereunder and the charges to be paid to another service or product provider to provide, and/or the costs incurred by Certegy and/or its Affiliates to perform, all or a portion of the Services during any period or periods that IBM and/or its Affiliates are failing to provide, or are deficient in their performance of, the Services, (iii) the Service Credits, (iv) Transition Cover Costs, and (v) similar damages, but "Direct Damages" shall not include (A) loss of interest, profit or revenue of the claiming Party or (B) incidental, consequential, special or indirect damages suffered by the claiming Party (except as the damages described in (A) and (B) are included as a part of the Termination Charge and the Service Credits or as otherwise provided for in the Agreement) and shall not include punitive or exemplary damages suffered by the claiming Party arising from or related to the Agreement, even if such Party has been advised of the possibility of such losses or damages.

b) "Transition Cover Costs" means all costs and expenses incurred by the Certegy Group to transition to another provider of information management and communications services, and/or take in-house, some or all of such functions, responsibilities, tasks and activities comprising the portion of the Services provided under a terminated Transaction Document, after commercially reasonable efforts to mitigate such costs and expenses.

13.4. DEPENDENCIES

In no event will IBM or its subcontractors be liable for any damages if and to the extent caused by Certegy's or its Affiliates' or its subcontractors' failure to perform its responsibilities hereunder provided, however, for the purposes of this Section 13.4, neither IBM nor its Affiliates nor the Third Party Providers shall be considered a subcontractor of Certegy. Neither Certegy nor its Affiliates or subcontractors shall be liable for any damages if and to the extent caused by any failure to perform by IBM or its Affiliates or subcontractors.

13.5. REMEDIES

At its option, Certegy may seek all remedies available to it under law and in equity or recover as liquidated damages the Service Credits, subject to the limitations and provisions specified in this Section 13. If IBM's provision of the Services is such that IBM would otherwise owe Certegy a Service Credit and Certegy elects to recover Service Credits, Certegy's recovery of Service Credits shall constitute acknowledgment by Certegy of full satisfaction and release of any claim by Certegy that IBM has breached its obligations under the Agreement with respect to any such event(s) giving rise to the Service Credits. However, within three (3) calendar months of the receipt of any Service Credits Certegy received with respect to any action or inaction by IBM upon which Certegy is basing termination for cause under Section 12.1(a) or termination for persistent breaches under Section 12.1(b), Certegy may return, such Service Credits and pursue a damage claim against IBM, if any such claim exists.

14.  INDEMNITIES

14.1. INDEMNITY BY IBM

IBM will indemnify and hold each member of the Certegy Group and their respective officers, directors, employees, agents, successors, contractors and assigns (each an "Indemnitee") harmless from and against any and all Losses incurred by any of them arising from or in connection with:

a) any Claims of infringement of any patent or any copyright, trademark, service mark, trade name, trade secret, or similar property right conferred by contract or by common law or by any law of any country, including without limitation, the United States, and any other applicable jurisdiction or any state, alleged to have been incurred because of or arising out of any aspect of the Services (including without limitation any information technology, information management and communications services, equipment, software or other resources) provided by IBM and/or its Affiliates or subcontractors in its performance of the Services; provided, however, IBM will have no obligation with respect to any Losses to the extent arising from or in connection with Claims for copyright infringement and/or breach of software licenses related to the


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     Services committed by an Indemnitee or any employee of an Indemnitee that is not the result of IBM and/or its Affiliates or subcontractors failing to perform its obligations under the Agreement including, without limitation, obtaining any Required Consent for which it has responsibility; and provided, further, that IBM will have no obligation with respect to any Losses to the extent arising out of or in connection with an Indemnitee's modification of a program or a machine provided by IBM and/or its Affiliates or subcontractors, or an Indemnitee's combination, operation or use of the services, equipment, software or other resources provided by IBM and/or its Affiliates or subcontractors with devices, data, programs or other resources not furnished by, through or at the specification of IBM or its Affiliates or subcontractors, or an Indemnitee's use of equipment or software provided by IBM and/or its Affiliates to such Indemnitee under a Transaction Document in a country or countries other than those countries specifically designated in the Transaction Document or a written notice to Certegy from IBM,

b) any Claims, however described (including without limitation, failure to obtain Required Consents or arising from IBM's exercise of its rights to terminate, modify or change the Third Party Agreements pursuant to Section 8.3(a), accruing during the term of a Transaction Document (that is, not arising or resulting from a breach by the Certegy Group before such effective date or after the termination date of such Transaction Document) regarding any Third Party Agreement covered by such Transaction Document; provided, however, IBM will have no obligation with respect to any Losses to the extent arising out of or in connection with Claims for copyright infringement and/or breach of software licenses related to the Services (i) committed by any Indemnitee or any employee of an Indemnitee that is not the result of IBM and/or its Affiliates or subcontractors failing to perform its obligations under such Transaction Document including, without limitation, obtaining any Required Consent for which it has responsibility or (ii) to the extent arising out of or result from Certegy failing to perform its obligations under the Agreement including obtaining any Required Consent for which it has responsibility;

c) any Claims for personal injuries, death or damage to tangible personal or real property of third parties including employees of IBM, its Affiliates, contractors and subcontractors caused by the negligence or willful misconduct of IBM, its employees, Affiliates, contractors or subcontractors; provided that IBM will have no obligation under this part, to the extent the same arise out of or in connection with the negligence or willful misconduct of a member of the Certegy Group;

d) any Claims for amounts, including but not limited to taxes, interest and penalties, assessed or claimed against the Certegy Group which are obligations of IBM under the Agreement;

e) any Claim for violation of environmental laws or regulations arising out of the Agreement or as a result of the Services performed at the Facilities, the Data Center or the other Certegy sites or locations to the extent IBM or its Affiliates or subcontractors has caused the environmental damage or violation of the environmental laws or regulations from which the Claim arises;

f) any Claims directly attributable to IBM's decision to request that Certegy cancel, substitute, terminate, change, add or breach any Third Party Agreement and Certegy's assent to and compliance with such decision and Losses (not to exceed the financial estimate specified in Section 3.8(d) incurred by Certegy associated with such decision by IBM and compliance by Certegy;

g) any Claims for penalties, interest and other charges imposed by a taxing authority (except the actual taxes payable by Certegy under the terms of the Agreement) arising out of or resulting from IBM issuing an incorrect invoice or other information provided to Certegy in writing regarding its charges to Certegy for the Services to Certegy;

h) any Claims by any Affected Employees arising out of or resulting from their employment, or the termination of their employment, with IBM and/or its Affiliates, except to the extent any such Claim arises from a wrongful act of Certegy and/or its Affiliates and/or subcontractors; and

i) any Claims arising out of or resulting from a breach by IBM and/or its Affiliates of Section 4.6 of this Master Agreement to the extent that such regulatory approvals, permits, laws and regulatory requirements


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     are of specific application to the provision of information technology services by IBM and/or its Affiliates to the Certegy Group under the Agreement.

In the event and to the extent that a Claim is made against an Indemnitee by an employee of IBM, its contractors or subcontractors providing services, products and/or software hereunder, the Parties agree that IBM shall indemnify and hold harmless the Indemnitee to the same extent as if the Claim was made by a non-employee of IBM, its contractors or subcontractors. IBM's indemnification hereunder shall be primary and immediate. Accordingly, in addition to other provisions herein, and in order to render the Parties' intent and this indemnification agreement fully enforceable, IBM, in an indemnification claim hereunder, expressly and without reservation waives any defense or immunity it may have under any applicable workers' compensation law(s) or any other statute or judicial decision disallowing or limiting such indemnification and consents to a cause of action for indemnity. This waiver and consent to indemnification is made irrespective of and specifically waiving any defense or immunity under any statute or judicial decision.

14.2. INDEMNITY BY CERTEGY

Certegy will indemnify and hold harmless IBM, its Affiliates that are assignees of a Transaction Document, and their respective officers, directors, employees, agents, successors and assigns (each an "IBM Indemnitee") harmless from and against any and all Losses incurred by any of them arising from or in connection with:

a) any Claims of infringement of any patent or any copyright, trademark, service mark, trade name, trade secret, or similar property right conferred by contract or by common law or by any law of any country, including without limitation, the United States and any other applicable jurisdiction or any state, alleged to have been incurred because of or arising out of any equipment, materials and other resources (including without limitation information technology, information management and communications services equipment, software or other resources) provided to IBM and/or its Affiliates by the Certegy Group in connection with the performance of the Services; provided, however, Certegy will have no obligation with respect to any Losses to the extent arising out of or in connection with Claims for copyright infringement and/or breach of software licenses related to the Services, committed by an IBM Indemnitee or any employee of an IBM Indemnitee that is not the result of the Certegy Group failing to perform its obligations under the Agreement including, without limitation, obtaining any Required Consent for which it has responsibility; and provided, further, that Certegy will have no obligation with respect to any Losses to the extent arising out of or in connection with an IBM Indemnitee's modification of a program or a machine provided by a member of the Certegy Group, or a IBM Indemnitee combination, operation or use of the equipment, software or other resources provided by the Certegy Group with devices, data, programs or other resources not furnished by the Certegy Group, or an IBM Indemnitee's use of equipment or software provided by the Certegy Group to such IBM Indemnitee's under a Transaction Document in a country or countries other than those countries specifically designated in the Transaction Document or a written notice to IBM from Certegy or an applicable Third Party Agreement;

b) any Claims accruing before the effective date or after the termination date of a Transaction Document regarding any Third Party Agreements between members of the Certegy Group and a third party covered by such Transaction Document, including without limitation, failure to obtain Required Consents but not including Claims arising or resulting from IBM and/or its Affiliates failing to perform its obligations under the Agreement including, without limitation, obtaining any Required Consent for which it has responsibility;

c) any Claims for amounts, including without limitation, taxes, interest and penalties assessed or claimed against IBM which are obligations of Certegy under the Agreement,

d) any Claims for personal injuries, death or damage to tangible personal or real property of third parties including employees of the Certegy Group caused by the negligence or willful misconduct of the Certegy Group or their employees; provided that Certegy will have no obligation, under this part, to the extent the same arise out of or in connection with the negligence or willful misconduct of IBM, its Affiliates or subcontractors;


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e)   any Claims arising out of or resulting from the operations of the Certegy
     Group, including the provision of access to the Services pursuant to
     Section 17.15, to the extent such Claims do not arise out of a breach of the Agreement by IBM and are not the subject of a specific indemnity provided to Certegy by IBM in Section 14.1; provided, however, that Certegy will have no obligation under this item, to the extent the Claims arise out of or result from the negligence or willful misconduct of IBM, its Affiliates or subcontractors;

f) any Claim for violation of environmental laws or regulations arising out of the Services performed at the Facilities, the Data Center or other Certegy Group sites or locations except to the extent that IBM or its Affiliates or subcontractors has caused the environmental damage or violation of the environmental laws or regulations from which the Claim arises;

g) any Claims by any Affected Employees arising out of or resulting from their employment, or the termination of their employment, with Certegy, except to the extent any such Claim arises from a wrongful act of IBM and/or its Affiliates and/or subcontractors; and

h) any Claims arising out of or resulting from the operations of the Certegy Group and arising from acts of Authorized Users.

In the event and to the extent that a Claim is made by an employee of a member of the Certegy Group against an IBM Indemnitee, the Parties agree that Certegy shall indemnify and hold harmless the IBM Indemnitee to the same extent as if the Claim was made by a non-employee of the members of the Certegy Group. Certegy's indemnification hereunder shall be primary and immediate. Accordingly, in addition to other provisions herein, and in order to render the Parties' intent and this indemnification agreement fully enforceable, Certegy, in an indemnification Claim hereunder, expressly and without reservation waives any defense or immunity it may have under any applicable workers' compensation law(s) or any other statute or judicial decision disallowing or limiting such indemnification and consents to a cause of action for indemnity. This waiver and consent to indemnification is made irrespective of and specifically waiving any defense or immunity under any statute or judicial decision.

14.3. EMPLOYMENT ACTIONS

It is agreed that IBM shall be solely and exclusively responsible for personnel decisions affecting IBM's employees, contractors, subcontractors and agents (including without limitation, hiring, promotions, training, compensation, evaluation, discipline, and discharge). Certegy shall be solely and exclusively responsible for personnel decisions affecting employees, contractors, and agents of the members of the Certegy Group (including without limitation, hiring, promotion, training, compensation, evaluation, discipline and discharge).

14.4. EXCLUSIVE REMEDY

The indemnification rights of each Indemnitee and IBM Indemnitee (individually an "Indemnified Party") for third party Claims pursuant to Sections 14.1 and 14.2, shall be the sole and exclusive remedy of such Indemnified Party with respect to each such third party Claim to which such indemnification relates.

14.5. INDEMNIFICATION PROCEDURES

a) Written notice shall be given to the Party that is obligated to provide indemnification under Sections 14.1 and 14.2 (the "Indemnifying Party"), if any civil, criminal, administrative or investigative action or proceeding is commenced or threatened by a third party (any of the above being a "Claim") against any Indemnified Party. Such notice shall be given as promptly as practicable but in all events, within a period that will not prejudice the rights of the Indemnified Party under the Agreement to defend the Claim. After such notice, if the Indemnifying Party acknowledges in writing to the Indemnified Party that the Agreement applies with respect to such Claim, then the Indemnifying Party shall be entitled to take control of the defense and investigation of such Claim and to employ and engage attorneys of its sole choice to handle and defend the same, at the Indemnifying Party's sole cost and expense. The Indemnifying Party must deliver written notice of its election of taking such control of the claim to the Indemnified Party not fewer


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     than ten (10) days prior to the date on which a response to such Claim is due or such lesser period as is reasonable given the nature of the Claim and the notice and response time permitted by law or the facts and circumstances. The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial, defense and settlement of such Claim and any appeal arising therefrom. The Indemnified Party may participate in such investigation, trial, defense and settlement of such Claim and any appeal arising therefrom, through its attorneys or otherwise, at its own cost and expense. No settlement of a Claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party, which consent will not be unreasonably withheld.

b) After notice to the Indemnified Party of the Indemnifying Party's election to assume full control of the defense of any such Claim, the Indemnifying Party shall not be liable for any legal expenses incurred thereafter in connection with the defense of that Claim by the Indemnified Party. If the Indemnifying Party does not promptly assume full control over and diligently pursue the defense of a Claim as provided in this Section 14.5, the Indemnified Party shall have the right to defend, settle or otherwise resolve the Claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party, and the Indemnifying Party may participate in such defense, at its sole cost and expense. In no event shall any settlement of the Claim pursuant to this Section 5(b) require the consent of the Indemnifying Party.

14.6. LIMITATION

Notwithstanding anything to the contrary in this Master Agreement, the provisions of Section 13.2 of this Master Agreement shall not apply to the indemnification obligations of IBM pursuant to Section 14.1(i) of the Master Agreement.

15.  INSURANCE AND RISK OF LOSS

15.1. IBM INSURANCE

During the Term of the Agreement, IBM and each IBM contractor and subcontractor shall maintain and keep in force, at its own expense, the following minimum insurance coverages and minimum limits:

a) workers' compensation insurance, with statutory limits as required by the various laws and regulations applicable to the employees of IBM or any IBM contractor or subcontractor;

b) employer's liability insurance, for employee bodily injuries and deaths, with a limit of $500,000 each accident;

c) comprehensive or commercial general liability insurance, covering claims for bodily injury, death and property damage, including premises and operations, independent contractors, products, services and completed operations (as applicable to the Services), personal injury, contractual, and broad-form property damage liability coverages, with limits as follows:
     (1) occurrence/aggregate limit of $ 1,000,000 for bodily injury, death and property damage per occurrence of $2,000,000 combined aggregate, or (2) split liability, without aggregate limits, of (i) $2,000,000 for bodily injury per person; (ii) $2,000,000 for bodily damage per occurrence; and
     (iii) $500,000 per occurrence for property damage;

     1) comprehensive automobile liability insurance, covering owned, non-owned and hired vehicles, with limits as follows (1) combined single limit of $1,000,000 for bodily injury, death and property damage per occurrence; or (2) split liability limits of (i) $ 1,000,000 for bodily injury per person; (ii) $ 1,000,000 for bodily injury per occurrence, and (iii) $250,000 for property damage; and

d) all-risk property insurance, on a replacement cost basis, covering the real and personal property of IBM which IBM is obligated to insure by the Agreement. Such real and personal property may include buildings, equipment, furniture, fixtures and supply inventory.


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All such policies of insurance of IBM and its contractors and subcontractors shall provide that the same shall not be canceled nor the coverage modified nor the limits changed without first giving thirty (30) days prior written notice thereof to Certegy. No such cancellation, modification or change shall affect IBM's obligation to maintain the insurance coverages required by the Agreement. Except for workers' compensation insurance, Certegy shall be named as an additional insured on all such required policies. All liability insurance policies shall be written on an "occurrence" policy form. Certegy shall be named as loss payee as its interest may appear on the property insurance policies of IBM. IBM shall be responsible for payment of any and all deductibles from insured claims under its policies of insurance. The coverage afforded under any insurance policy obtained by IBM pursuant to the Agreement shall be primary coverage regardless of whether or not Certegy has similar coverage. IBM and its contractors and subcontractors shall not perform under the Agreement without the prerequisite insurance. Upon Certegy's request, IBM shall provide Certegy with certificates of such insurance including renewals thereof. Unless previously agreed to in writing by Certegy, IBM's contractors and subcontractors shall comply with the insurance requirements herein. The minimum limits of coverage required by the Agreement may be satisfied by a combination of primary and excess or umbrella insurance policies. If IBM or its contractors or subcontractors shall fail to comply with any of the insurance requirements herein, upon written notice to IBM by Certegy and a ten (10) day cure period, Certegy may, without any obligation to do so, procure such insurance and IBM shall pay Certegy the cost thereof plus a reasonable administrative fee as designated by Certegy. The maintenance of the insurance coverages required under the Agreement shall in no way operate to limit the liability of IBM to Certegy under the provisions of the Agreement.

The parties do not intend to shift all risk of loss to insurance. The naming of Certegy as additional insured is not intended to be a limitation of Provider's liability and shall in no event be deemed to, or serve to, limit Provider's liability to Certegy to available insurance coverage or to the policy limits specified in this Section 14, nor to limit Certegy's rights to exercise any and all remedies available to Certegy under contract, at law or in equity.

15.2. RISK OF PROPERTY LOSS

IBM is responsible for risk of loss of, or damage to, the Software, Machines, Certegy Provided Office Furnishings and Certegy Group data in its possession or control, and Certegy is responsible for risk of loss of, or damage to, the Software, Machines and Certegy Group data in its possession or control.

15.3. MUTUAL WAIVER OF SUBROGATION

a) To the extent permitted by law, IBM and its Affiliates, contractors, subcontractors, and their respective directors, officers, employees, agents and insurers hereby waive their rights of subrogation against the member of the Certegy Group and their respective directors, officers, employees, agents, contractors and subcontractors for any loss or damage to the IBM Machines, IBM Software, and other tangible and intangible, real and personal property of IBM and its Affiliates, contractors and subcontractors resulting from operations in connection with the Agreement. Each property and worker's compensation insurance policy of IBM and its Affiliates, contractors and subcontractors shall be endorsed to provide a waiver of any and all rights of subrogation against the Certegy Group and their respective directors, officers, employees, agents, contractors and subcontractors for loss resulting from operations in connection with the Agreement.

b) To the extent permitted by law, Certegy, the other members of the Certegy Group and their respective directors, officers, employees, agents and insurers hereby waive their rights of subrogation against IBM and its Affiliates, contractors and subcontractors for any loss or damage to the Certegy Provided Hardware, Certegy Software, Certegy Provided Office Furnishings and other tangible and intangible, real and personal property of Certegy and the other members of the Certegy Group resulting from operations in connection with the Agreement. Each property and worker's compensation insurance policy of Certegy shall be endorsed to provide a waiver of any and all rights of subrogation against IBM and its Affiliates, contractors and subcontractors for loss resulting from operations in connection with the Agreement.


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16.  DISPUTE RESOLUTION

16.1. DISPUTE RESOLUTION PROCEDURES

a) Any dispute between the Parties either with respect to the interpretation of any provision of the Agreement or with respect to the performance hereunder by IBM or by Certegy or their respective Affiliates shall be resolved as specified in this Section 16.1.

     1) Upon the written request of either Party, a dispute shall be submitted to the Integrated Planning Team for resolution.

     2) The Integrated Planning Team shall meet as often as necessary to gather and furnish to each Party all non-privileged information with respect to the matter in issue which is appropriate and germane in connection with its resolution.

     3) The Integrated Planning Team shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding relating thereto.

     4) During the course of such negotiation, all reasonable requests made by one Party to the other for nonprivileged information reasonably related to the Agreement, will be honored in order that each Party may be fully advised of the other Party's position.

     5) The specific format for such discussions will be left to the discretion of the Integrated Planning Team, but may include the preparation of agreed upon statements of fact or written statements of position furnished by each Party to the other Party.

b)   If the Integrated Planning Team does not resolve the dispute within thirty
     (30) days after the date of receipt by the other Party of a request to submit the dispute to the Integrated Planning Team as described in Section
     16.1 (a)(1) (the "Notice"), then the dispute shall be escalated to an officer of Certegy and an officer of IBM, for their review and resolution within forty-five (45) days after receipt of the Notice.

c) If the officers referred to in Section 16.1(b) do not resolve the dispute within forty-five (45) days after the Notice, then the dispute shall be escalated to the President of Certegy and the IBM corporate officer in charge of IBM Global Services, for their review and resolution within sixty
     (60) days after the Notice.

d) If the dispute is not resolved by the Parties' representatives identified in Section 16.1(c) within ninety (90) days after the Notice, the Parties agree to try in good faith to resolve the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to litigation or some other dispute resolution procedure.

e) If the dispute is not resolved by mediation within one hundred twenty (120) days after the Notice, then the Parties may initiate formal proceedings; however, formal proceedings for the judicial resolution of any such dispute may not be commenced until the earlier of:

     1) the designated representatives concluding in good faith that amicable resolution through continued negotiation of the matter in issue does not appear likely; or

     2)   one hundred twenty (120) days after the Notice; or

     3) thirty (30) days before the statute of limitations governing any cause of action relating to such dispute would expire.

Notwithstanding anything to the contrary in this Section 16.1(e), the Integrated Planning Team shall have the authority to stay the time periods set forth in this Section 16.1 upon unanimous vote of its members to take such action.


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f)   Notwithstanding any other provision of this Section 16.1, either Party may resort to court action for injunctive relief at any time if the dispute resolution processes set forth in this Section would permit or cause irreparable injury to such Party or any third party claiming against such Party, due to delay arising out of the dispute resolution process.

16.2. CONTINUED PERFORMANCE

The Parties agree to continue performing their respective obligations under the Agreement while the dispute is being resolved unless and until such obligations are terminated or expire in accordance with the provisions of the Agreement or unless such performance is prevented by the actions of the other Party.

17.  GENERAL

17.1. RELATIONSHIP OF PARTIES

The Agreement shall not be construed as constituting either Party or its Affiliates as partner of the other Party and its Affiliates or to create any other form of legal association that would impose liability upon one Party or its Affiliates for the act or failure to act of the other Party and its Affiliates or as providing either Party, or its Affiliates with the right, power or authority (express or implied) to create any duty or obligation of the other Party and its Affiliates, except as provided in Section 8.3. Each Party shall be responsible for the management, direction and control of the employees of such Party and its Affiliates and such employees shall not be employees of the other Party or its Affiliates.

Each Party will submit to the other Party all advertising, written sales promotion, press releases and other publicity matters relating to the Agreement in which the other Party's or its Affiliate's name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising, sales promotion, press releases, or publicity matters without prior written approval of the other Party. However, either Party may include the other Party's and/or its Affiliates name and a factual description of the work performed under the Agreement on employee bulletin boards, in its list of references and in the experience Section of proposals to third parties, in internal business planning documents and in its annual report to stockholders, and whenever required by reason of legal, accounting or regulatory requirements.

17.2. ENTIRE AGREEMENT, UPDATES, AMENDMENTS AND MODIFICATIONS

The Agreement (including the Transaction Documents and the Supplement and Schedules thereto) constitutes the entire agreement of the Parties and their Affiliates with regard to the Services and matters addressed therein, and all prior agreements (including, without limitation, the Agreement for Systems Operations Services dated April 20, 1993, as amended), letters, proposals, discussions and other documents regarding the Services and the matters addressed in the Agreement (including the Transaction Documents and the Supplement and Schedules) and are superseded and merged into the Agreement (including the Transaction Documents and the Supplement and Schedules thereto). Updates, amendments and modifications to the Agreement including the Transaction Documents may not be made orally, but shall only be made by a written document signed in the case of this Master Agreement by both Parties and in the case of each Transaction Document, by the Parties and, if applicable, permitted assignees of such Transaction Documents. Any terms and conditions varying from the Agreement (including the Transaction Documents and the Supplement and Schedules thereto) on any order or written notification from either Party or its Affiliates shall not be effective or binding on the other Party or its Affiliates.

17.3. FORCE MAJEURE

a) Neither Party shall be liable for any default or delay in the performance of its obligations hereunder, except for payment defaults, if and to the extent and while such default or delay is caused, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, strikes, lockouts, or labor difficulties or any other similar cause beyond the reasonable control of such Party and its Affiliates other than strikes, lockouts, or labor difficulties initiated by such Party's or its Affiliates or subcontractor's employees; and provided such default or delay could not


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     have been prevented by reasonable precautions and cannot reasonably be circumvented by the nonperforming Party or its Affiliates through the use of alternate sources, work-around plans or other means, (individually, each being a "Force Majeure Event").

b) If a Force Majeure Event occurs, the nonperforming Party will be excused from any further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance will immediately notify the other by telephone and describe at a reasonable level of detail the circumstances causing such delay (to be confirmed in writing within twenty-four (24) hours after the inception of such delay).

c) If any Force Majeure Event substantially prevents, hinders, or delays performance of the Services under any Transaction Document necessary for the performance of the critical functions of the Certegy users of such Services for more than fifteen (15) consecutive days, then at Certegy's option:

     1) Certegy may procure such Services from an alternate source. Provided Certegy has not terminated the applicable Transaction Document pursuant to Section 17.3(c)(ii) and Certegy continues to make payment to IBM under such Transaction Document and Certegy exerts reasonable efforts to mitigate amounts payable to the alternate source, IBM will directly and timely pay the alternate source the full amount charged by such alternate source for the provision of such Services to Certegy until such time as IBM restores the Services and meets the Performance Standards but in no event for more than one hundred eighty (180) days; and/or

     2) Until such time as IBM has restored the Services, Certegy may terminate the Transaction Document as of a date specified by Certegy in a written notice of termination to IBM, and Certegy will pay all fees due and payable through the termination date. If Certegy elects such termination, Certegy shall only pay on account of such termination IBM's verifiable unrecovered investment and deferred profit, if any, through the date of termination (but will not be liable for Termination Charges or Wind Down Expenses) as well as any fees for Services Transfer Assistance.

d) This Section 17.3 does not limit or otherwise affect IBM's obligation to provide Disaster Recovery Services in accordance with Section 3.3 and the Schedules to each Transaction Document. In the event of a Force Majeure Event affecting Certegy, this Section 17.3 will not limit or otherwise relieve Certegy's obligation to pay any monies due IBM under the terms of the Agreement, except as provided in Section 17.3(c)(ii) and Section 3.3.

17.4. NONPERFORMANCE

To the extent any nonperformance by either Party of its nonmonetary obligations under the Agreement results from or is caused by the other Party's failure to perform its obligations under the Agreement, such nonperformance shall be excused.

17.5. WAIVER

No waiver of any breach of any provision of the Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof.

17.6. SEVERABILITY

If any provision of the Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the Parties' original intentions as nearly as possible in accordance with applicable law(s)


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17.7. COUNTERPARTS

The Agreement shall be executed in counterparts. Each such counterpart shall be an original and together shall constitute but one and the same document.

17.8. GOVERNING LAW

The Agreement and any and all claims and disputes arising out of or in connection with or related to the relationships and arrangements between the Certegy Group and IBM and its Affiliates described in the Agreement will be governed by and construed in accordance with the laws of the State of Georgia and the United States of America. The Parties hereby (a) agree that the U.S. District Court for the Northern District of Georgia, Atlanta Division, or if such court does not have subject matter jurisdiction, the appropriate State or Superior Court sitting in Fulton County, Georgia, shall have exclusive jurisdiction over the actions arising out of or related to or in connection with the Agreement and the subject matter of the Agreement, whether in contract, tort, or any other form of action ("Action"); (b) agree to initiate any such Action against the other Party only in such courts; (c) agree that they shall not raise any defense to the lawful jurisdiction of such courts; and (d) agree that they shall not attempt the removal of any Action to any other court, whether local, state or federal courts of the United States or the courts of any other country.

17.9. BINDING NATURE AND ASSIGNMENT

The Agreement will be binding on the Parties and their respective successors and permitted assigns. Except as provided in this Section 17.9, neither Party may, or will have the power to, assign the Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld, except that either Party may assign its rights and obligations under the Agreement in whole or in part to an Affiliate which expressly assumes such Party's obligations and responsibilities hereunder, without the approval of the other Party. The assigning Party shall remain fully liable for and shall not be relieved from the full performance of all obligations under the Agreement. Any attempted assignment that does not comply with the terms of this Section 17.9 shall be null and void. Any Party assigning its rights or obligations to an Affiliate in accordance with the Agreement shall provide written notice thereof to the other Party together with a copy of the assignment document, within three
(3) business days of such assignment.

17.10. NOTICES

a) Whenever one Party is required or permitted to give notice to the other Party under the Agreement, such notice will be in writing unless otherwise specifically provided herein and will be deemed given when delivered in hand, one (1) day after being given to an express courier with a reliable system for tracking delivery, or five (5) days after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested, postage prepaid, or when sent if delivered by facsimile.

b)   Notifications will be addressed as follows:

     1)   For breach or default under the Master Agreement, notify:

     In the case of IBM:                    In the case of Certegy:

     IBM Global Project Executive           Chief Technology Officer
     1505 Windward Concourse                11720 Amber Park Drive
     Alpharetta. Georgia 30005              Alpharetta, Georgia 30004
     Facsimile: 770-663-9701                Facsimile: ___________________


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     with a copy to:                        with a copy to:

     IBM General Counsel                    Certegy Chief Legal Officer
     Route 100                              11720 Amber Park Drive
     Somers, New York 10569                 Alpharetta, Georgia 30004
     Facsimile: 914-766-8440                Facsimile: ___________________

     2) For termination, breach or default under a Transaction Document, notify:

     In the case of IBM:                    In the case of Certegy:

     IBM Global Project Executive           Chief Technology Officer
     at the Notice address set forth        at the Notice address set forth
     in the affected Transaction Document   in the affected Transaction Document

     with copies to:                        with copies to:

     IBM Co-Chairman of the                 Certegy Co-Chairman of the
     Integrated Planning Team               Integrated Planning Team
     1505 Windward Concourse                11720 Amber Park Drive
     Alpharetta. Georgia 30005              Alpharetta, Georgia 30004
     Facsimile: 770-663-9701                Facsimile: ___________________

     and                                    and

     IBM General Counsel                    Certegy Chief Legal Officer
     Route 100                              11720 Amber Park Drive
     Somers. New York 10569                 Alpharetta, Georgia 30004
     Facsimile: 914-766-8440                Facsimile: ___________________

     3)   For all other notices under the Master Agreement:

     In the case of IBM:                    In the case of Certegy:

     IBM Co-Chairman of the                 Certegy Co-Chairman of the
     Integrated Planning Team               Integrated Planning Team
     1505 Windward Concourse                11720 Amber Park Drive
     Alpharetta. Georgia 30005              Alpharetta, Georgia 30004
     Facsimile: 770-663-9701                Facsimile: ___________________

     4)   For all other notices under a Transaction Document:

     In the case of IBM:                    In the case of Certegy:

     IBM Global Project Executive           Chief Technology Officer
     at the Notice address set forth        at the Notice address set forth
     in the affected Transaction Document   in the affected Transaction Document

     with a copy to:                        with a copy to:

     IBM Co-Chairman of the                 Certegy Co-Chairman of the
     Integrated Planning Team               Integrated Planning Team
     1505 Windward Concourse                11720 Amber Park Drive
     Alpharetta. Georgia 30005              Alpharetta, Georgia 30004
     Facsimile: 770-663-9701                Facsimile: ___________________

CERTEGY/IBM CONFIDENTIAL

Either Party hereto may from time to time change its address for notification purposes by giving the other prior written notice of the new address and the date upon which it will become effective.

17.11. NO THIRD PARTY BENEFICIARIES

The Parties do not intend, nor will any Section hereof be interpreted, to create for any third party beneficiary rights with respect to either of the Parties, except (a) each member of the Certegy Group and each IBM Affiliate shall be a third party beneficiary under the Agreement with respect to enforcement of any rights such member of the Certegy Group or IBM Affiliate may have under Section 10, Section 11, or Section 14 of the Agreement, and (b) each Affiliate of the Parties to which a Transaction Document has been assigned and accepted, will have the rights and benefits described in that Transaction Document, and (c) the third parties identified in Section 14 will have the rights and benefits described in that Section.

17.12. OTHER DOCUMENTS

Upon request of the other Party, on or after the Effective Date and the date(s) of any Transaction Documents and amendments or revisions to any of the foregoing, each Party shall furnish to the other such certificate of its Secretary, certified copy of resolutions of its Board of Directors, or opinion of its counsel as shall evidence that the Agreement or any amendment or revision hereto has been duly executed and delivered on behalf of such Party or its Affiliates.

17.13. CONSENTS AND APPROVALS

The Parties agree that in any instance where a consent, approval or agreement is required of a Party in order for the other Party to perform under or comply with the terms and conditions of the Agreement, then such Party will not unreasonably withhold or delay such consent, approval or agreement and where consent, approval or agreement cannot be provided, the Party shall notify the other Party in a timely manner.

17.14. HEADINGS

All headings herein and the table of contents are not to be considered in the construction or interpretation of any provision of the Agreement. The Agreement was drafted with the joint participation of both Parties and shall be construed neither against nor in favor of either, but rather in accordance with the fair meaning thereof. In the event of any apparent conflicts or inconsistencies between the provisions of the Master Agreement, the Exhibits, the Transaction Documents, the Schedules or other attachments to the Master Agreement and Transaction Documents, such provisions shall be interpreted so as to make them consistent to the extent possible, and if such is not possible, the provisions of the Master Agreement shall prevail.

17.15. REMARKETING

Certegy may not remarket all or any portion of the Services provided under the Agreement, or make all or any portion of the Services available to any party, without the prior written consent of IBM; provided, however, Certegy may sell or make available to third parties which are customers or potential customers of members of the Certegy Group and persons acquiring portions of the Certegy Business from Certegy or its Affiliates access to elements of the Services under the Agreement ("Elements of the Services") subject to the following limitations:

     1) Certegy shall independently set its own pricing and policies in connection with any such access to Elements of the Services;

     2) Certegy does not utilize IBM's name as part of its marketing efforts regarding any such access to Elements of the Services;

     3) Certegy discloses to its customers and Authorized Users accessing Elements of the Services that IBM is running the Systems but that IBM has no liability of any kind to such customers;

CERTEGY/IBM CONFIDENTIAL

     4) if Certegy's activities for a customer or Authorized User accessing Elements of the Services cause IBM to fail to meet a Minimum Service Level, IBM shall be excused from such failure to the extent IBM demonstrates that the failure was caused by such customers' or Authorized Users' activities and to the extent such failure was not caused by IBM's failure to satisfy its obligations under the Agreement; and

     5) Use of Elements of the Services by Authorized Users in connection with the Certegy Business and for the benefit of the Certegy Group for a function, responsibility, task or activity under any Transaction Document that requires resources for which there is a Resource Unit Baseline or charging methodology under such Transaction Document (that is, such function, responsibility, task or activity is included in the Monthly Charge or is charged separately under another charging methodology, other than the New Services provisions of Section 3.12) will be charged for by IBM as part of the Services under such charging methodology for such resources. In all other cases, the use of Elements of the Services by Authorized Users in connection with the Certegy Business will be charged for as New Services pursuant to
          Section 3.12 hereof. For purposes of this Section 17.15(5) and (6), Certegy Business shall mean purchasing and selling the products and services of the Certegy Group, providing products and services in the support of the products and services of the Certegy Group, and support of the internal operations of the Certegy Group, provided that where the Services are not utilized in support of the internal operations of the Certegy Group, the Services must be incorporated into and made part of the products or services of the Certegy Group or otherwise include substantial value added services or products of the Certegy Group.

     6) Use of Elements of the Services by Authorized Users that is not in connection with the Certegy Business for a function, responsibility, task or activity under any Transaction Document that requires resources for which there is a Resource Unit Baseline or charging methodology under such Transaction Document will be charged for by IBM as part of the Services under such charging methodology for such resources, provided that any additional costs which may be incurred by IBM in the provision of such Services will constitute a New Service. In all other cases, use of Elements of the Services by Authorized Users that is not in connection with the Certegy Business will be charged for as New Services pursuant to Section 3.12 hereof. The Certegy Business does not include, for example, use of the Services by divested business units of the Certegy Group or any other Authorized Users that are not part of the Certegy Group, to provide information technology services which do not include substantial value added services and/or products provided by the Certegy Group in addition to the Services and where the purpose for use of the Services is not to obtain the substantial value added services and/or products of the Certegy Group.

Nothing herein may be construed to limit or hinder Certegy or the other members of the Certegy Group from (i) marketing, selling or performing its services to and for its customers or potential customers and/or (ii) from providing any portion of the Services to its Affiliates.

17.16. COMMENCEMENT OF ACTIONS

Neither party may bring an action, regardless of form, arising out of the Agreement more than two (2) years after the later to occur of the date on which the cause of action has arisen or the date such cause of action was or should have been discovered.

17.17. IBM LOGO PRODUCTS WARRANTIES

Nothing in the Agreement is intended to replace, supersede or vitiate the warranties and attendant rights and remedies granted to members of the Certegy Group by IBM and/or its Affiliates with respect to IBM Logo Products as set forth in any applicable lease, purchase and/or license arrangement.

CERTEGY/IBM CONFIDENTIAL

                                    EXHIBIT 1
                           MASTER AGREEMENT STRUCTURE
                                   Version 2.0

|---------------------|        |-------------|                     |-------------------|
|                     |        |             |                     |                   |
| Form of Transaction | ------ |     MASTER  |-------------------- |                   |
|      Document       |        |   AGREEMENT |                     | Form of Schedules |
|                     |        |             |                     |                   |
|---------------------|        |-------------|                     |-------------------|
           |                                                               / \
           |                                                              /    \
           |                                                            /       \
|---------------------|                            |----------------------|    |---------------------------------|
|                     |                            |                      |    |                                 |
|  Form of Supplement |                            |  Standard Schedules  |    |      Schedules Configured       |
|                     |                            |   Across all Towers  |    |     for Each Tower Attached     |
|---------------------|                            |   Attached to Each   |    |      to Tower Transaction       |
                                                   | Transaction Document |    |            Document             |
                                                   |                      |    |                                 |
                                                   |----------------------|    |---------------------------------|
                                                              |                                      /\
                                                              |                                     /  \
                                                              |                                    /    \
                                                   |----------------------|   |---------------------|  |--------------------|
                                                   |                      |   |                     |  |                    |
                                                   |      Schedule J      |   |     Schedule A      |  |     Schedule K     |
                                                   |       Charging       |   |    Applications     |  |    Applications    |
                                                   |     Methodologies    |   |      Software       |  |    Installation    |
                                                   |                      |   |                     |  |      Standards     |
                                                   |----------------------|   |---------------------|  |                    |
                                                              |                          |             |--------------------|
                                                              |                          |                       |
                                                              |                          |                       |
                                                   |----------------------|   |---------------------|            |
                                                   |                      |   |                     |  |--------------------|
                                                   |      Schedule O      |   |     Schedule B      |  |                    |
                                                   |       Affected       |   |  Systems Software   |  |     Schedule L     |
                                                   |       Employees      |   |                     |  | Security proced. & |
                                                   |                      |   |---------------------|  | Responsibilities - |
                                                   |----------------------|              |             |   Data & Physical  |
                                                              |                          |             |                    |
                                                              |                          |             |--------------------|
                                                              |               |---------------------|            |
                                                   |----------------------|   |                     |            |
                                                   |                      |   |     Schedule C      |            |
                                                   |      Schedule Q      |   |  Certegy Provided   |  |--------------------|
                                                   |      Outstanding     |   |      Hardware       |  |                    |
                                                   |    Employee Claims   |   |                     |  |     Schedule M     |
                                                   |                      |   |---------------------|  | Help Desk Services |
                                                   |----------------------|              |             |                    |
                                                              |                          |             |--------------------|
                                                              |                          |                       |
                                                              |               |---------------------|            |
                                                   |----------------------|   |                     |            |
                                                   |                      |   |     Schedule D      |  |--------------------|
                                                   |      Schedule R      |   |    IBM Machines     |  |                    |
                                                   | Services Transition  |   |                     |  |     Schedule N     |
                                                   |      Assistance      |   |---------------------|  |      Projects      |
                                                   |                      |              |             |                    |
                                                   |----------------------|              |             |--------------------|
                                                              |                          |                       |
                                                              |               |---------------------|            |
                                                              |               |                     |            |
                                                   |----------------------|   |     Schedule E      |  |--------------------|
                                                   |                      |   |  Serv., Measures of |  |                    |
                                                   |      Schedule U      |   | Utilization & Oper. |  |     Schedule P     |
                                                   |     Bill of Sale     |   |   & Finan. Resp.    |  |  Maintenance Terms |
                                                   |                      |   |       Matters       |  |   (MicroLan Tower  |
                                                   |----------------------|   |                     |  |        Only)       |
                                                              |               |---------------------|  |                    |
                                                              |                          |             |--------------------|
                                                              |                          |                       |
                                                   |----------------------|              |                       |
                                                   |                      |   |---------------------|            |
                                                   |      Schedule V      |   |                     |  |--------------------|
                                                   |     Key Employees    |   |     Schedule F      |  |                    |
                                                   |                      |   |  Leases, Licenses   |  |     Schedule S     |
                                                   |----------------------|   |      and Other      |  |  Service Levels &  |
                                                                              |      Contracts      |  |   Service Credits  |
                                                                              |                     |  |                    |
                                                                              |---------------------|  |--------------------|
                                                                                         |                       |
                                                                                         |                       |
                                                                                         |                       |
                                                                              |---------------------|  |--------------------|
                                                                              |                     |  |                    |
                                                                              |     Schedule G      |  |     Schedule T     |
                                                                              |  Disaster Recovery  |  |  Certegy Provided  |
                                                                              |                     |  | Office Furnishings |
                                                                              |---------------------|  |                    |
                                                                                         |             |--------------------|
                                                                                         |
                                                                                         |
                                                                              |---------------------|
                                                                              |                     |
                                                                              |     Schedule H      |
                                                                              |     Transition      |
                                                                              |                     |
                                                                              |---------------------|
                                                                                         |
                                                                                         |
                                                                                         |
                                                                              |---------------------|
                                                                              |                     |
                                                                              |     Schedule I      |
                                                                              |  Network Locations  |
                                                                              |   (Network Tower    |
                                                                              |        Only)        |
                                                                              |                     |
                                                                              |---------------------|

CERTEGY/IBM CONFIDENTIAL

                                   EXHIBIT 2
                         TRANSACTION DOCUMENT STRUCTURE

                             (Per Site Requirement)
                                  Version 2.0

                                                                                             OPERATIVE SCHEDULES
                                                  TYPES OF TOWERS                             PER TYPE OF TOWER
                                                  ---------------                            -------------------

                                     |--------------------------------------|     |--------------------------------------|
                                     |                                      |     |                                      |
                                     |                                      |     |    A through H, K, L, M, N, S and T  |
                                     |               Mainframe              |     |        plus Standard Schedules       |
                                     |                                      |     |     (Excludes Schedules I and P)     |
                                    /|                                      |     |                                      |
                                   / |--------------------------------------|     |--------------------------------------|
                                  /
                                 /
                                /    |--------------------------------------|     |--------------------------------------|
                               /     |                                      |     |                                      |
                              /      |                                      |     |   A through H, K, L, M, N, S and T   |
                             /     / |               Midrange               |     |        plus Standard Schedules       |
                            /    /   |                                      |     |     (Excludes Schedules I and P)     |
|-------------------------|/   /     |                                      |     |                                      |
|                         |  /       |--------------------------------------|     |--------------------------------------|
|   Transaction Document  |/
|                         |\
|-------------------------|\ \       |--------------------------------------|     |--------------------------------------|
             |              \  \     |                                      |     |                                      |
             |               \   \   |                                      |     | A through H, K, L, M, N, P, S, and T |
             |                \    \ |               MicroLan               |     |        plus Standard Schedules       |
             |                 \     |                                      |     |         (Excludes Schedule I)        |
             |                  \    |                                      |     |                                      |
             |                   \   |--------------------------------------|     |--------------------------------------|
             |                    \
             |                     \
             |                      \|--------------------------------------|     |--------------------------------------|
             |                       |                                      |     |                                      |
             |                       |                                      |     |   A through I, K, L, M, N, S and T   |
             |                       |                Network               |     |        plus Standard Schedules       |
             |                       |                                      |     |         (Excludes Schedule P)        |
             |                       |                                      |     |                                      |
             |                       |--------------------------------------|     |--------------------------------------|
             |
             |
             |
             |
|-------------------------|
|                         |
|       Supplement        |
| (Pricing for all Towers |
|    under Transaction    |
|        Document)        |
|                         |
|-------------------------|

                                                                       EXHIBIT 3

                                                        CERTEGY MASTER AGREEMENT

                                IBM/CERTEGY INC.

                    AGREEMENT FOR OPERATIONS SUPPORT SERVICES

                           TRANSACTION DOCUMENT 98-___

1.0  INTRODUCTION

This document ("Transaction Document'), its Supplement and Schedules, set forth the Services and pricing for Certegy's ___________ operations located in and around ___________, ________ (the "___________ Site"). This Transaction
Document, effective ___________ (the "Execution Date"), is by and between Certegy Inc., a corporation having its primary place of business at 1600 Peachtree Street, N.W., Atlanta, Georgia 30309 ("Certegy") and International Business Machines Corporation ("IBM"), having its headquarters at Route 100, Somers, New York 10569. The Services will be provided under the terms and conditions of the Certegy/IBM Global Master Agreement for Operations Support Services dated July 7, 1998 ("Master Agreement"), this Transaction Document and its Supplement and Schedules A through V hereto. Country and transaction unique terms and conditions, if any, are set forth in Section 4 below. In the event of a conflict between the provisions of this Transaction Document and the Master Agreement, the provisions of the Master Agreement shall be controlling except for the conflicting provisions set forth in Section 5 herein, which will control over the provisions of the Master Agreement.

2.0  DEFINITIONS

Terms capitalized herein but not defined herein shall have the meaning set forth in the Master Agreement and the Schedules attached hereto. Terms capitalized and defined herein shall have the meaning set forth herein.

a.   "___________ SITE" has the meaning set forth in Section 1.0 herein.

b.   "EXECUTION DATE" has the meaning set forth in Section 1.0 herein.

c.   "EXTENSION PERIOD" has the meaning set forth in Section 4.2 herein.

d.   "MASTER AGREEMENT" has the meaning set forth in Section 1.0 herein.

e.   "TRANSACTION DOCUMENT" has the meaning set forth in Section 1.0 herein.

3.0  SERVICES

IBM will provide to Certegy the Services for the following Towers:

     -    Mainframe

     -    Midrange

     -    MicroLAN

     -    Network

For the purposes of this Transaction Document, the scope of the Services and the responsibilities of the Parties with respect to each Tower are detailed in the Master Agreement, this Transaction Document and in Schedules A through V hereto.

Any future Projects under this Transaction Document for which IBM will be responsible will be described in Schedule N. Schedule N shall include, but not be limited to, project management, design, testing, documentation, implementation and training responsibilities for each project.

A Supplement setting forth the Baselines of Resource Units to be provided to Certegy hereunder, the Annual Services Charges, Inflation and Deflation Sensitivity percentages, COLA Base Year Index, Termination Charges hereunder and the Unit Rates for additional resources in excess of the Baselines Resource Units hereunder is attached to this Transaction Document.

4.0  COUNTRY/TRANSACTION UNIQUE TERMS AND CONDITIONS

4.1  TERM/COMMENCEMENT DATE

The term of this Transaction Document shall begin _________ _____, _______ and end at midnight ____________, _______. For purposes of this Transaction Document, the Commencement Date shall mean ____________, ______.

4.2  RENEWAL

IBM agrees to notify Certegy whether it desires to renew this Transaction Document and of the proposed prices, terms and conditions to govern such renewal not less than 18 months prior to the expiration of the term of this Transaction Document. If IBM notifies Certegy that it desires to renew this Transaction Document, Certegy agrees to inform IBM in writing whether it desires to renew not less than 12 months prior to the expiration of the term of this Transaction Document.

If Certegy notifies IBM that it desires to renew this Transaction Document, but the Parties are unable to agree upon renewal prices, terms and conditions as of six months prior to the expiration of the term of this Transaction Document, this Transaction Document will be extended for one year at the then current terms and conditions including, but not limited to, the then current charges, Unit Rates and Baselines (the "Extension Period"). If the Parties are unable to reach agreement upon renewal prices, terms and conditions during the Extension Period, this Transaction Document expire at the end of the Extension Period.

4.3  LIMITATIONS ON RIGHTS TO PERFORM SERVICES FOR OTHERS

Subject to Sections 8.4(c) and 11.2(d) of the Master Agreement, IBM will not:

a. use information regarding the Certegy Business or skills which were obtained through association with Certegy and which provide Certegy with a competitive advantage in the Certegy Business to assist the identified competitors of Certegy in Section 4.3.b below; nor

b. reassign the IBM Key Employees listed in Schedule V to this Transaction Document to such identified competitors for a two (2) year period following their assignment to Certegy in connection with the provision of the Services under this Transaction Document. The identified competitors of Certegy are (i) ___________, (ii) ____________, (iii) __________ and (iv)
     _____________ and the Affiliates and successors of each of these entities. The Parties will update Schedule V not less than annually.

4.4  NOTICES

Pursuant to Section 17.10 of the Master Agreement, notifications will be addressed as follows:

For termination, breach or defaults, notify;

In the case of IBM:             In the case of Certegy:

     IBM Project Executive           Senior Vice President
     IBM Corporation                 Certegy Inc. Information Technology
     ________________________        ________________________
     ________________________        ________________________
     Facsimile: _____________        Facsimile: _____________

with a copy to:                 with a copy to:

     IBM General Counsel             Certegy Chief Legal
     IBM Corporation                 Officer
     ________________________        ________________________
     ________________________        ________________________
     Facsimile: _____________        Facsimile: _____________

For all other notices:

In the case of IBM:             In the case of Certegy:

     IBM Project Executive           Senior Vice President
     IBM Corporation                 Certegy Inc. Information Technology
     ________________________        ________________________
     ________________________        ________________________
     Facsimile: _____________        Facsimile:______________

4.5  BENCHMARK STUDY PERFORMANCE VALUE

a.   Mainframe

b.   Midrange

c.   MicroLAN

d.   Network

4.6  GEOGRAPHIC SCOPE

The Machines and Software provided by IBM under this Transaction Document are for use within the ____________, _____________ and ___________.

The Machines and Software provided by Certegy under this Transaction Document are for use within the ____________, _____________ and ___________.

5.0  TERMS AND CONDITIONS DEVIATIONS FROM THE MASTER AGREEMENT

6.0  SCHEDULES AND SUPPLEMENT

Following is a listing of the Schedules and the contents of the Supplement.

                              TABLE OF ATTACHMENTS

SCHEDULE                      SCHEDULE TITLE                     APPLICABILITY
--------   ---------------------------------------------------   --------------
    A      Applications Software                                 Each Tower
    B      Systems Software                                      Each Tower
    C      Certegy Provided Hardware                             Each Tower
    D      IBM Machines                                          Each Tower
    E      Services, Measures of Utilization and Operational
              and Financial Responsibilities                     Each Tower
    F      Leases, Licenses and other Contracts                  Each Tower
    G      Disaster Recovery Services                            Each Tower
    H      Transition Plan                                       Each Tower
    I      Network Locations                                     Network Tower
    J      Charging Methodologies                                Common
    K      Applications Installation Standards (Operating
              Environment IT Standards)                          Each Tower
    L      Security Procedures and Responsibilities - Data and
              Physical                                           Each Tower
    M      Help Desk Services                                    Each Tower
    N      Projects                                              Each Tower
    O      Affected Employees                                    Common
    P      Maintenance Terms                                     MicroLAN Tower
    Q      Outstanding Employee Claims                           Common
    R      Services Transition Assistance                        Common
    S      Service Levels and Service Credits                    Each Tower
    T      Certegy Provided Office Furnishings                   Each Tower
    U      Bill-of-Sale                                          Common
    V      Key Employees                                         Common

                                   SUPPLEMENT

           Term

           Annual Services Charge

           COLA Base Year Index

           Termination Charge

           Tower Breakdowns

               -    Price

               -    Baselines

               -    Unit Rates and ARC Rates

               -    Notification Periods

               -    Voice Rates and Commitments

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS TRANSACTION DOCUMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS TRANSACTION DOCUMENT, 2) ITS SCHEDULES, 3) ITS SUPPLEMENT AND 4) THE MASTER AGREEMENT, INCLUDING THOSE AMENDMENTS MADE EFFECTIVE BY THE PARTIES IN THE FUTURE. THIS STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT DESCRIBED HEREIN.

Accepted by:                            Accepted by:

CERTEGY INC.                            INTERNATIONAL BUSINESS MACHINES
                                        CORPORATION


By                                      By
   ----------------------------------      -------------------------------------
          Authorized Signature                       Authorized Signature


-------------------------------------   ----------------------------------------
Name (Type or Print)             Date   Name (Type or Print)                Date

                                IBM/CERTEGY INC.

                    AGREEMENT FOR OPERATIONS SUPPORT SERVICES

                                  SUPPLEMENT TO

                           TRANSACTION DOCUMENT 98-___

NAME AND ADDRESS OF CUSTOMER:                CUSTOMER NO:_______________________

     Certegy Inc.

     ________________________________

     ________________________________

IBM Project Office Address:                  IBM Project Office No:_____________

     IBM Project Executive

     ________________________________

     ________________________________

Term Commencement Date: _______________________ ____, _______

Term End Date: __________________ ____, _______

                              TOTAL FOR ALL TOWERS
                                  CONTRACT YEAR

($ IN THOUSANDS)         BASE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
----------------         ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
ANNUAL SERVICES CHARGE
TERMINATION CHARGES
   Convenience
   Change of Control
COLA BASE YEAR INDEX

                                 July 7, 1998          Form for Master Agreement
                                  Supplement                        Page 1 of 27

                                    MAINFRAME
                                  TOWER PRICING
                                  CONTRACT YEAR

(CHARGES IN K$)          1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------------          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
MAINFRAME CHARGES
   CPU
   DASD
   Tape
   Print
TOTAL TOWER PRICE
TERMINATION CHARGES
   Convenience
   Change of Control
INFLATION SENSITIVITY
DEFLATION SENSITIVITY

                                    MAINFRAME
                             CPU ORIGINAL BASELINES
                        APPLICATION MINUTES - PRIME TIME
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                             CPU ORIGINAL BASELINES
                      APPLICATION MINUTES - NON-PRIME TIME
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                             DASD ORIGINAL BASELINES
                              APPLICATION GIGABYTES
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                             TAPE ORIGINAL BASELINES
                     APPLICATION TAPE MOUNTS (IN THOUSANDS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                             TAPE ORIGINAL BASELINES
                 APPLICATION TAPE LIBRARY VOLUMES (IN THOUSANDS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                             TAPE ORIGINAL BASELINES
                         OFF-SITE STORAGE (IN THOUSANDS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                            PRINT ORIGINAL BASELINES
                       APPLICATION PRINT LINES (IN KLOPs)
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                              CPU ACTUAL BASELINES
                        APPLICATION MINUTES - PRIME TIME
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                              CPU ACTUAL BASELINES
                      APPLICATION MINUTES - NON-PRIME TIME
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                              DASD ACTUAL BASELINES
                              APPLICATION GIGABYTES
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                              TAPE ACTUAL BASELINES
                     APPLICATION TAPE MOUNTS (IN THOUSANDS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                              TAPE ACTUAL BASELINES
                 APPLICATION TAPE LIBRARY VOLUMES (IN THOUSANDS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                              TAPE ACTUAL BASELINES
                         OFF-SITE STORAGE (IN THOUSANDS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                             PRINT ACTUAL BASELINES
                       APPLICATION PRINT LINES (IN KLOPs)
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                          UNIT RATES AND FIXED CHARGES
                                  CONTRACT YEAR

MONTHLY UNIT RATES       1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
------------------       ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
CPU ($ per Application Minute)
Prime Time
> Original Baseline
< Original Baseline
Non-Prime
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

DASD ($ per Gigabyte)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

                                    MAINFRAME
                          UNIT RATES AND FIXED CHARGES
                                  CONTRACT YEAR

MONTHLY UNIT RATES       1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
------------------       ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
TAPE MOUNTS ($ per Mount)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

VOLUMES ($ per Tape)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

OFF-SITE STORAGE
   ($ per Tape Sent)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

PRINT ($ per KLOP)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

                                    MIDRANGE
                                  TOWER PRICING
                                  CONTRACT YEAR

(CHARGES IN K$)          1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------------          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
MIDRANGE CHARGES
   Resource #1
   Resource #2
   Resource #3
   Resource #n
TOTAL TOWER PRICE
TERMINATION CHARGES
   Convenience
   Change of Control
INFLATION SENSITIVITY
DEFLATION SENSITIVITY

                                    MIDRANGE
                               ORIGINAL BASELINES
                                  RESOURCE # 1
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                               ORIGINAL BASELINES
                                  RESOURCE # 2
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                               ORIGINAL BASELINES
                                  RESOURCE # 3
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                               ORIGINAL BASELINES
                                  RESOURCE # N
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                                ACTUAL BASELINES
                                  RESOURCE # 1
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                                ACTUAL BASELINES
                                  RESOURCE # 2
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                                ACTUAL BASELINES
                                  RESOURCE # 3
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                                ACTUAL BASELINES
                                  RESOURCE # N
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                          UNIT RATES AND FIXED CHARGES
                                  CONTRACT YEAR

MONTHLY UNIT RATES       1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
------------------       ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
RESOURCE # 1 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # 2 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # 3 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # N ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

                                    MICROLAN
                                  TOWER PRICING
                                  CONTRACT YEAR

(CHARGES IN K$)          1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------------          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
MICROLAN CHARGES
   Resource # 1
   Resource # 2
   Resource # 3
   Resource # n
TOTAL TOWER PRICE
TERMINATION CHARGES
   Convenience
   Change in Control
INFLATION SENSITIVITY
DEFLATION SENSITIVITY

                                    MICROLAN
                               ORIGINAL BASELINES
                                  RESOURCE # 1
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                               ORIGINAL BASELINES
                                  RESOURCE # 2
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                               ORIGINAL BASELINES
                                  RESOURCE # 3
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                               ORIGINAL BASELINES
                                  RESOURCE # N
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                                ACTUAL BASELINES
                                  RESOURCE # 1
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                                ACTUAL BASELINES
                                  RESOURCE # 2
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                                ACTUAL BASELINES
                                  RESOURCE # 3
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                   MICROLAN
                               ACTUAL BASELINES
                                 RESOURCE # N
                                 CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                          UNIT RATES AND FIXED CHARGES
                                  CONTRACT YEAR

MONTHLY UNIT RATES       1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
------------------       ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
RESOURCE # 1 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # 2 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # 3 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # N ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

                                    MICROLAN
                                  TOWER PRICING
                                  CONTRACT YEAR

(CHARGES IN K$)          1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------------          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
NETWORK CHARGES
   Resource # 1
   Resource # 2
   Resource # 3
   Resource # n
TOTAL NETWORK PRICE
TERMINATION CHARGES
   Convenience
   Change in Control
INFLATION SENSITIVITY
DEFLATION SENSITIVITY

                                     NETWORK
                               ORIGINAL BASELINES
                                  RESOURCE # 1
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                               ORIGINAL BASELINES
                                  RESOURCE # 2
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                               ORIGINAL BASELINES
                                  RESOURCE # 3
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                               ORIGINAL BASELINES
                                  RESOURCE # N
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                                ACTUAL BASELINES
                                  RESOURCE # 1
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                                ACTUAL BASELINES
                                  RESOURCE # 2
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                                ACTUAL BASELINES
                                  RESOURCE # 3
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                                ACTUAL BASELINES
                                  RESOURCE # N
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                          UNIT RATES AND FIXED CHARGES
                                  CONTRACT YEAR

MONTHLY UNIT RATES       1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
------------------       ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
RESOURCE # 1 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # 2 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # 3 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # N ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

                                  SCHEDULE J OF
                           TRANSACTION DOCUMENT 98-01
                             CHARGING METHODOLOGIES

1.0  INTRODUCTION

This Schedule J describes the methodology for calculating the charges with respect to the Services being provided to Certegy pursuant to Transaction Document #98-__ (the "Transaction Document") unless expressly provided otherwise in the Master Agreement and the Transaction Document. The Annual Services Charge, charges for additional Resource Units above any Actual Baseline, the cost of living adjustment, and any other charge provisions of the Master Agreement are intended, in the aggregate, to compensate IBM for all of the resources used in providing the Services.

2.0  DEFINITIONS

All capitalized terms used and not defined in this Schedule J shall have the same meanings given them elsewhere in the Agreement.

a. "ACTUAL BASELINE ADJUSTMENT" has the meaning set forth in Section 9.2 herein.

b.   "ACTUAL BASELINES" has the meaning set forth in Section 7.3.b herein.

c.   "ACTUAL RUs" has the meaning set forth in Section 10.3 herein.

d.   "ADDITIONAL CHARGE" has the meaning set forth in Section 10.1 herein.

e.   "APPLICABLE UNIT RATE" has the meaning set forth in Section 9.3.b herein.

f. "BASELINE" means the quantity of a particular Resource Unit included within the ASC, Resource Units and their units of measure are described in Schedule E.

g.   "BASE YEAR INDEX" has the meaning set forth in Section 6.0.a herein.

h.   "CHANGE" OR "CHANGES" has the meaning set forth in Section 9.2 herein.

i. "COLA BASE" means the Monthly Charge exclusive of services provided by IBM that are not set forth in the Transaction Document including, but not limited to, passthrough expenses (that is, the Cola Base is comprised of the following elements of the Monthly Charge: (i) the Annual Services Charge (for existing Towers, new Towers and New Services) (ii) the Additional Charges and (iii) and other on-going charges that may become part of the Monthly Charges as agreed by the Parties through an amendment to the Transaction Document).

j.   "COLA FACTOR" has the meaning set forth in Section 6.0 herein.

k.   "CPI-U" has the meaning set forth in Section 6.0 herein.

1.   "CPU" means central processing unit.

m.   "DEFLATION SENSITIVITY" has the meaning set forth in Section 6.0.c herein.

n.   "FULLY MANAGED NETWORK SERVICES" means the services that include:

     1.   wide area network design and implementation, as applicable;

     2. customer premise equipment provisioning including maintenance, if applicable;

     3.   24 x 7 network monitoring and help desk support, as applicable;

     4. capacity planning, change management, configuration management and control procedures;

     5. managing sub-contractor and supplier (vendor) relationships and performance as applicable;

     6.   security management and provisioning; and

     7.   disaster recovery and back-up procedures as applicable.

o.   "INFLATION INDEX" has the meaning set forth in Section 6.0.a herein.

p.   "INFLATION SENSITIVITY" has the meaning set forth in Section 6.0.b herein.

q. "MARKET ANALYSIS" means determining the value of like-for-like services in the market place as described in Sections 1l.0.d and 12.0.a herein.

r.   "MONTHLY CHARGE" has the meaning set forth in Section 4.0 herein.

s.   "ONE-TIME CHARGES" has the meaning set forth in Section 7.1.a herein.

t.   "ORIGINAL BASELINE" has the meaning set forth in Section 7.1.b herein.

u.   "PREMIUM UNIT RATE CHARGE" OR "PURC" has the meaning set forth in Section
     10.3 herein.

v. "RESOURCE CHARGES" means the charges to Certegy for the on-going provision of the Resource Units necessary to provide the Services.

w. "RFP" means a formal request for pricing in which the description of the requested services, the volumes of such services and the conditions under which such services are to delivered are set forth.

x.   "UNIT RATE" has the meaning set forth in Section 7.1.c.2 herein.

y.   "VARIABLE CHARGE" has the meaning set forth in Section 7.1.c.2 herein.

3.0  ANNUAL SERVICES CHARGE

The Annual Services Charge (ASC), as set forth in the supplement, is the charge to Certegy for IBM's provision of the Services and includes, without limitation, the quantity of Resource Units set forth under Actual Baselines in the Supplement. The Annual Services Charges in the Supplement includes Systems Software and Machine upgrades and Machine refreshes sufficient to support the Baseline volumes set forth in such Supplement and the Performance Standards and Minimum Service Levels set forth in Schedule S during the term of the Transaction Document.

4.0  MONTHLY CHARGE

The amount payable by Certegy to IBM for any calendar month will be calculated by dividing the sum of the Annual Services Charge for existing Towers, new Towers and New Services specified in the Supplement for that period by the number of months or portion thereof remaining in that Contract Year plus any Additional Charges for unplanned excess resource usage as netted for RRCs, payable by Certegy in that calendar month and charges for services provided by IBM that are not set forth in the Transaction Document including, but not limited to, passthrough expenses payable by Certegy in that calendar month (the Monthly Charge"). Applicable COLA charges or credits will be added to or subtracted from the Monthly Charge pursuant to Section 8.0 of this Schedule J.

Beginning on the Execution Date of the Transaction Document and monthly thereafter, IBM will invoice Certegy in advance for the ASC portion of the Monthly Charge due IBM for that month.

5.0  TERMINATION CHARGES

The Termination Charges for Convenience and Change of Control are set forth in the Supplement and are, in addition to Wind-Down Expenses, payable pursuant to
Section 12 of the Master Agreement.

The Termination Charges set forth in the Supplement are the monies due at the beginning of each Contract Year. In the event that Certegy terminates the Transaction Document for Convenience or Change of Control at any time other than the beginning of a Contract Year the Termination Charges shall be pro-rated as follows:

           [{(A-B)/12 MONTHS} X C] + B = PRORATED TERMINATION CHARGE.

where:

A = the Termination Charge specified in the Supplement for the Contract Year in which termination is effective;

B = the Termination Charge specified in the Supplement for the Contract Year after the Contract Year in which termination is effective; and

C = the number of months remaining during the Contract Year in which termination is effective.

6.0  COST OF LIVING ADJUSTMENT

The Parties agree to use the December unadjusted Consumer Price Index, as published in the Summary Data from the Consumer Price Index News Release by the Bureau of Labor Statistics, U.S. Department of Labor, For All Urban Consumers ("CPI-U"), for purposes of determining actual inflation.

IBM will calculate and apply the Cost of Living Adjustment (COLA) described below beginning in January following the Execution Date of the Transaction Document. The COLA will be payable on a prospective basis (e.g., the actual inflation for December 1998 will determine the COLA for 1999) on the COLA Base. The COLA will be determined as soon as practicable after the end of each calendar year using the formula specified below (the "COLA Factor").

a.   Inflation Index

     IBM will calculate the COLA by comparing the change in the year-to-year CPI-U with the CPI-U for December prior to Execution Date of the Transaction Document (the "Base Year Index"). For each year of the Term, the actual CPI-U for December prior to the year for which the COLA is being calculated ("Inflation Index") will be compared to the Base Year Index set forth in the Supplement (e.g., the December 1998 CPI-U will be used to determine the COLA for the year 1999). If the Inflation Index is:

     1.   equal to the Base Year Index, then no COLA is due;

     2. greater than the Base Year Index, then Certegy shall pay IBM a COLA charge on the COLA Base for each month of the year for which the COLA charge is being calculated; or

     3. less than the Base Year Index, then IBM will provide Certegy a COLA credit on the COLA Base for each month of the year for which the COLA credit is being calculated.

b.   Inflation Sensitivity

     A percentage has been established which reflects the inflationary impact on IBM's delivery of the Services ("Inflation Sensitivity") for the Mainframe and Network Towers. The percent of Inflation Sensitivity is specified in the Supplement.

c.   Deflation Sensitivity

     A percentage has been established which reflects the deflationary impact on IBM's delivery of the Services ("Deflation Sensitivity") for the Mainframe and Network Towers. The percent of Deflation Sensitivity is specified in the Supplement.

d.   COLA Factor

     The COLA is equal to the Cola Factor times the COLA Base for each calendar month of the calendar year following a calendar year during which Inflation Index is either greater or less than the Base Year Index. The COLA Factor is calculated as follows:

     For Inflation (Inflation Index greater than the Base Year Index);

COLA FACTOR = [{(INFLATION INDEX - BASE YEAR INDEX) / BASE YEAR INDEX} X
              INFLATION SENSITIVITY]

     For Deflation (Inflation Index is less than the Base Year Index);

COLA FACTOR = [{(INFLATION INDEX - BASE YEAR INDEX) / BASE YEAR INDEX} X
              DEFLATION SENSITIVITY)

     WHERE:

          Inflation Index       = The CPI-U for December prior to the calendar
                                  year for which the COLA is being calculated.

          Base Year Index       = The CPI-U for December prior to the Execution
                                  Date of the Transaction Document.

          Inflation Sensitivity = The portion of the charges that are inflation sensitive (XX percent). The inflation
                                  Sensitivity is set forth in Supplement for the applicable Towers.

          Deflation Sensitivity = The portion of the charges that are deflation sensitive (XX percent). The Deflation
                                  Sensitivity is set forth in Supplement for the applicable Towers.

e.   COLA Calculation

     Following is an example for calculating the COLA for years beginning January 1, 1999 for a Tower having a 1998 Execution Date using the CPI-U for December 1997 as the Base Year Index, Inflation Sensitivity of 75 percent, and the following Inflation Indices examples.

                                 EXAMPLE CHART 1

 BASE YEAR INDEX
  1997 = 158.60     1998     1999     2000     2001    2002    2003
----------------   ------   ------   ------   -----   -----   -----
ACTUAL INFLATION   163.00   169.20   173.10   158.6   158.5   163.4

     1. Using Example Chart 1, there will be COLA payments due IBM for calendar years 1999, 2000 and 2001 as the Inflation Index for the year preceding each such year is greater than the Base Year Index, i.e., Decembers 1998, 1999, and 2000 CPI-Us (163.00, 169.20, and 173.10) are
          greater than the Base Year Index (158.60).

          Using this example for February 1999 where COLA Base is comprised of an ASC whose monthly portion is $800,000.00, CPU Additional Charges of $80,000.00 and Network Additional Charges of 200,000.00 and the Inflation Sensitivity is 75%, there will be COLA charges due IBM for February 1999 in addition to the Monthly Charge. The calculation will be as follows:

                    COLA = COLA BASE X INFLATION COLA FACTOR

     COLA = ({($800,000.00 + $80,000.00 + $200,000.00) x (169.20-158.60)/158.60}
            x 0.75]

     COLA = $1,080,000.00 x {(10.6/158.60) x 0.75}

     COLA = $1,080,000.00 x (0.066835 x 0.75)

     COLA = $1,080,000.00 x 0.050126

     COLA = $54,136.08 charge due IBM

     2. Using Example Chart 1, there will be no COLA payments due IBM or COLA credits due Certegy for calendar year 2002 as the Inflation Index for the preceding year is equal to the Base Year Index, i.e., December 2001 CPI-U (158.60) is equal to the Base Year Index (158.60).

     3. Using Example Chart 1, there will be COLA credits due Certegy for calendar year 2003 as the Inflation Index for the preceding year is less than the Base Year

          Index, i.e., December 2002 CPI-U (158.50) is less than the Base Year Index (158.60).

          Assuming the same variables and dollar values as in the example in
          Section 6.0.e.1 above for February 2003 where COLA Base is comprised an ASC whose monthly portion is $800,000.00, CPU Additional Charges of $80,000.00 and Network Additional Charges of $200,000.00 and the Deflation Sensitivity is 50%, there will be COLA credits due Certegy. The calculation will be as follows:

                    COLA = COLA BASE X DEFLATION COLA FACTOR

     COLA = [{($800,000.00 + $80,000.00 + $200,000.00) x (158.50-158.60)/158.60}
            x 0.50]

     COLA = $1,080,000.00 x {(-0.10/158.60) x 0.50}

     COLA = $1,080,000.00 x (-0.000631 x 0.50)

     COLA = $1,080,000.00 x -0.000316

     COLA = $341.28 credit due Certegy

     The COLA for each month of each year in which COLA charges or credits are due is calculated as above substituting the appropriate COLA Base and the COLA Factor based upon the actual information.

f.   COLA Calculation for New Towers, New Services or Repricing

     Whenever a new Tower is added or New Services are added within a Tower, the charges for the new Tower or New Services will be identified on the Supplement along with an Inflation and Deflation Sensitivity percentage and a new Base Year Index applicable to such charges. The new Base Year Index shall be the CPI-U for the December immediately prior to the initiation of the new Tower or New Services and, combined with its applicable Inflation Sensitivity and Deflation Sensitivity, will be used to calculate all future monthly COLA monies payable by Certegy to IBM for such new Tower or New Services beginning in the January following initiation of the new Tower or New Services. Calculation of COLA will be as set forth above.

     If any portion of a Tower is repriced, with or without Unit Rates refreshment, the affected charges will be uniquely identified on the Supplement. If COLA was being applied to the charges that are repriced, such COLA charges will cease as of the initiation of the new (repriced) charges. A new Inflation Sensitivity percentage, if applicable, and a new Base Year Index will be established for the new (repriced) charges. The new Base Year Index shall be the CPI-U for the December immediately prior to the initiation of the new (repriced) charges and, combined with its applicable Inflation Sensitivity, will be used to calculate all future monthly COLA monies payable by Certegy to IBM or credited to

     Certegy by IBM for such new (repriced) charges beginning in the January following initiation of the new (repriced) charges. Calculation of COLA will be as set forth above.

     Initiation of a new Tower, New Services or repricing of existing Resource Units or Tower will not change COLA for then existing and unchanged charges. Application of the Baseline Adjustment methodology will not affect Base Year Index nor the Inflation Sensitivity unless such adjustment results in repricing of the Resource Unit.

In the event the Bureau of Labor Statistics stops publishing the CPI-U or substantially changes its content and format, the Parties will substitute another comparable index published at least annually by a mutually agreeable source. If the Bureau of Labor Statistics merely redefines the base year for the CPI-U from 1982-84 to another year, the Parties will continue to use the CPI-U, but will convert the Base Year Index to the new base year by using an appropriate conversion formula.

IBM will invoice or credit Certegy for the COLA, if any, starting in January following the Commencement Date or following the commencement of Services for new Towers, New Services or repricing of existing Services, as applicable, and thereafter on a calendar month basis.

7.0  TOWER PRICING

IBM will be providing outsourcing services under the Transaction Document for _______ Towers (____________, ______________ and _______________ Towers. Each
Tower will be priced separately and the sum of the Tower Prices will equal the ASC. The ASC and the Tower Prices will be set forth in the Supplement.

7.1  TOWER UNIT RATE PRICING

Within each Tower, the pricing will be further broken down by charges directly related to the ongoing provision of Resource Units, Resource Charges, and the One-Time Charges IBM incurs in order to establish the environment necessary to provide such resources.

a.   One-Time Charges

     The "One-Time Charges" are the charges generally associated with transition and include such items as additional short-term machines to facilitate equipment relocation, study teams, migration teams, etc., necessary to prepare the environment for providing the Services and move the Services to such environment. These One-Time Charges may be incurred both at inception of the provision of Services and at the provisioning of New or Replacement Services throughout the term of the Transaction Document and may be amortized over some preset period of time.

b.   Baselines

     The Supplement shall contain two sets of Baselines, the Original Baselines and the Actual Baselines. For purposes of this Schedule J and the Supplement, "Original Baseline" shall mean the Baseline quantity of Resource Units set forth in the Supplement under Original Baselines for each year of the term of the Transaction Document as of the Execution Date of the Transaction Document, or, in the case of a new Baseline for new Resource Units for which no Baseline previously existed added after the Execution Date of the Transaction Document, it shall mean the initial Baseline quantities for such new Resource Unit for all years of the term of the Transaction Document thereafter or, in the case of Tower repricing, the newly established Baseline quantity of Resource Units resulting from such repricing. The "Actual Baselines" will be the requested Baseline quantities of Resource Units and will be used for reporting Resource Unit usage, modified by Baseline Adjustments as described below and calculating Additional Charges for unplanned usage of Resource Units. As of the Execution Date of the Transaction Document, the Original Baselines and the Actual Baselines will be equal. An Original Baseline will only be changed when a Resource Unit is repriced and new Unit Rates and Unit Rate bands are established as a result of such repricing.

c.   Resource Charges

     The Resource Charges will be further divided into agreed upon chargeable Resource Units for which Original and Actual Baselines will be established. The Actual Baseline is the quantity of each Resource Unit provided under the ASC. Schedule E for each Tower sets forth the chargeable Resource Units for such Tower and the Supplement sets forth the Original and Actual Baseline quantities for each of the Resource Units. The Resource Charges are further subdivided into Variable Charges and Fixed Charges.

     1.   Fixed Charge

          Associated with each Resource Charge may be charges that do not vary as the quantity of Resource Units used by Certegy changes ("Fixed Charges"). Using the Mainframe CPU Resource Units as an example, the project office, the IPT, the minimum license and maintenance charges for the software platform, the minimum facility and facility support charges, the charges for the minimum disaster recovery support configuration and the allocated portion of the One-Time Charges would be included in the Fixed Charges for that Resource Unit. The preceding example is not intended to be an all inclusive list of the chargeable items contained in the Fixed Charges. The Fixed Charges will be in addition to the Variable Charge and will be the same whether Certegy uses one or many of such Resource Units. A Resource Unit may or may not have an associated Fixed Charges element. The Fixed Charges, if any, for each Resource Unit in the above Towers will be set forth in the Supplement.

          If, (i) increased usage of the CPU Resource Unit above the Original Baseline is such that IBM incurs onetime Software upgrade fees because of a CPU model upgrade to support the increased Resource Unit usage, or (ii) Certegy increases the workload on one CPU and decreases the workload on another by a like amount and as a result of such changes IBM incurs one-time Software upgrade fees for a CPU model upgrade, then such one-time Software upgrade charges will be paid by Certegy at the time of such upgrade.

          (a) If any such one-time Software upgrade fees for CPU model upgrades are planned by IBM for future upgrade and included in the ASC, then such one-time Software upgrade fees previously paid by Certegy will be reimbursed to Certegy by IBM at the time that IBM had originally planned for such one-time Software upgrade fees due to the CPU model upgrade.

          (b) If IBM has planned a CPU model upgrade which involves a one-time Software upgrade fees and such CPU model upgrade is delayed, then IBM will credit Certegy for the one-time Software upgrade fees included in the ASC on an equal basis over the ensuing 12 months beginning in the month such CPU model upgrade was planned; provided, however, that Certegy shall be responsible for reimbursing IBM for the credited one-time Software upgrade fees should such CPU model upgrade or its equivalent on a new technology subsequently occur.

          There are no fees in addition to the product of the Unit Rate and requested additional Resource Units for any hardware upgrades that are caused by Certegy's request for additional Resource Units under the Unit Rate charging methodology for the Mainframe Tower unless such request results in a repricing effort or New Services.

          The charges for the IPT and project office as well as One-Time Charges are contained in the fixed charges for a Tower. In the event that Certegy deletes usage of a Tower at a location and there remains another Tower at such location, then the applicable portion of the IPT and project office charges and the unrecovered portion of the One-Time Charges will be moved to the Fixed Charges section of the remaining Tower. In the case of Atlanta, if there are no Towers remaining at the Atlanta Site then the IPT and project office charges associated with the IPT will be subject to a separate charging agreement.

     2.   Variable Charge

          Each Resource Charge will have a variable charge component which reflects the incremental charge or credit to Certegy for planned increased or decreased usage of a particular Resource Unit ("Variable Charge"). The Variable Charge is "fully burdened" in that it includes all the incremental resources, exclusive of the resources contained within the Fixed Charge and one-time software/model upgrade fees, required by IBM to provide an additional Resource Unit. The Variable Charge will be expressed in a dollar amount for each Resource Unit ("Unit Rate"). Each Resource Unit will have one or more Unit Rates per Baseline. The Unit Rates and the percentage bands of the Original Baseline for which they are applicable to will be set forth in the Supplement.

          The applicable Unit Rate used to calculate Additional Charges and changes in the ASC and Monthly Charges when using the Actual Baseline Adjustment methodology is dependent upon the relationship of the Actual Baseline quantity of Resource Units or proposed Actual Baseline quantity of Resource Units to the Original Baseline quantity of Resource Units as follows.

          (a) If the Actual Baseline quantity of Resource Units is greater than the Original Baseline quantity of Resource Units for that period, then the Unit Rate set forth in the Supplement under ) ORIGINAL BASELINE for that period is used for both increases and decreases in the Actual Baseline quantity of Resource Units.

          (b) Conversely, if the Actual Baseline quantity of Resource Units is less than the Original Baseline quantity of Resource Units for that period, then the Unit Rate set forth in the Supplement under ( ORIGINAL BASELINE for that period is used for increases and decreases in the Actual Baseline quantity of Resource Units.

          (c) If the requested change will cause the Actual Baseline quantity of Resource Units to cross the Original Baseline quantity of Resource Units for that period then the Unit Rate set forth in the Supplement under ) ORIGINAL BASELINE for that period is used for Actual Baseline quantities of Resource Units above the Original Baseline quantity of Resource Units and the Unit Rate set forth in the Supplement under ( ORIGINAL BASELINE for that period is used for Actual Baseline Resource Unit quantities below the Original Baseline quantity of Resource Units.

The Tower Price will be the sum of the (i) product of the applicable Unit Rates and the corresponding Resource Unit quantities and (ii) the associated Fixed Charges, both of which are listed in the Supplement.

7.2  TECHNOLOGY SELECTION

Once a Tower platform is selected and agreed by the Parties, IBM's Tower pricing and Unit Rates are predicated on such selection and the technology supporting the platform. In the event that Certegy and IBM agree on a different technology for a Tower(s) other than for the convenience of or at the request of IBM, then IBM will, to the extent necessary to compensate for such technology change, reprice and/or reset Tower pricing and Unit Rates, as applicable, for such Tower(s).

8.0  WORK REDUCTION OR TRANSFER

a. With 90 days prior written notification to IBM, Certegy may reduce Tower resource requirements during the Term by up to 50% of the Resource Units quantity of the Original Baselines set forth in the Supplement for any reason, provided, however, that the sum of all adjustments may not exceed 50% of the Original Baseline set forth in the Supplement. The resultant reduction in the Monthly Charges, Annual Services Charges and Actual Baselines will be calculated as set forth in Section 9.0 herein.

b. Reduction of Mainframe Resources below 50% of the Resource Units of the Original Baselines will only be allowed if Certegy is moving such equivalent work to another platform and IBM will be the provider of such platform or pursuant to Sections 9.8 and 9.13 of the Master Agreement. In which case Certegy shall provide IBM 90 days prior written notification and the resultant reduction in the Annual Services Charge and Actual Baselines will be calculated as set forth in Section 9.0 of this Schedule J or
     Section 9.13 of the Master Agreement.

     Without payment of the Termination Charge as set forth in the Supplement, Certegy may move such work from one Tower to another Tower within a geographical location or logical grouping of locations, or from one geographical location or logical grouping of locations to another geographical location or logical grouping of locations at the applicable capacity rates or Resource Unit Rates set forth for such locations or logical grouping of locations, subject to applicable start-up charges, Wind-Down Expenses and payment of IBM's unrecovered investments and deferred profit, if any, allocable to the terminated Tower Services through the effective date of termination.

     1. Network resources to support geographical relocation of Services is the responsibility of Certegy and will be part of Certegy's economic decision for such relocation.

     2. The Wind-Down Expenses due IBM for termination of a Tower pursuant to this Section are due and payable by Certegy on the later of the effective date of termination or 30 days following the receipt of IBM's invoice for such Wind-Down Expenses. Any unrecovered investment and deferred profits allocable to the terminated Tower Services through the effective date of termination that are applicable to a geographical relocation of all or a portion of the Services from one or more Towers at a location to another Tower or Towers at another location resulting in a consequent termination of a Tower or Towers at the initial location may be paid by Certegy, at its election, upon the termination event or may be added to the Termination Charge for the Tower or Towers at the receiving location and the amounts of the unrecovered investments and deferred profits allocable to the terminated Tower Services through the effective date of termination may be amortized as part of the ASC at the receiving location using the same amortization schedule for such unrecovered investments and deferred profits allocable to the terminated Tower Services through the effective date of termination as existed for the Tower or Towers being terminated. Such recovery of the unrecovered investments and deferred profits allocable to the terminated Tower Services through the effective date of termination shall be in addition to the charges for Services at the new location.

9.0  ACTUAL BASELINE ADJUSTMENTS

9.1  INTRODUCTION

The Parties understand that Certegy's predicted resource requirements for the Mainframe Tower, while based on the best knowledge available, may be subject to significant variation as a result of unexpected growth, platform migration, reductions in its business and/or other influences and that such resource variations may place Certegy in the position of incurring Additional Charges for unplanned usage of Resource Units or being charged for Resource Units which they are not using. Recognizing the Parties intent and concern, the Parties have agreed to the following Actual Baseline adjustment methodology.

9.2  ADJUSTMENT QUALIFICATION

In the event that Certegy's use of Resource Units increases or decreases ("Change" or "Changes"), or, if in Certegy's judgment, Certegy's use of such RUs will Change, and such Change is expected to continue for the foreseeable future, then Certegy may elect to have IBM set the applicable Actual Baseline(s) to the new actual or anticipated Resource Unit usage level (the "Actual Baseline Adjustment") and adjust the Annual Services Charge and Monthly Charge as described below. For purposes of Actual Baseline Adjustment qualification, Certegy's change to an Actual Baseline must be in whole units of the applicable Resource Unit, e.g., one CPU Minute, one Gigabyte, one KLOP, etc. Excluding the dedicated environment requirements for ACRO, IBM reserves the right to select the specific equipment and environment (e.g., shared host versus dedicated environment) that will be utilized to deliver the Services.

9.3  MAINFRAME TOWER

a.   Increased Resource Unit Usage

     Upon written notice by Certegy to IBM equal to the notification period set forth in the Supplement for that Actual Baseline Resource Unit and a minimum commitment of four

     (4) months or the remainder of the term of the Transaction Document, whichever is shorter, to the Adjusted Actual Baseline(s) (except that Certegy may request and IBM shall honor another request for increased usage of Baseline resources within such four (4) month period), Certegy may elect to exercise its option of setting an Actual Baseline to an increased Resource Unit quantity level and IBM shall set the Actual Baseline(s) to the new Resource Unit quantity level and increase the Monthly Charge, per the example set forth below, prorated to the month the adjustment is made. The Monthly Charge for each month remaining in the term of the Transaction Document or the period specified in the Certegy request will be increased by the applicable Unit Rate(s) for that category for that period (the "Applicable Unit Rate") multiplied by the difference between the number of Resource Units in the new increased Actual Baseline ("Adjusted Actual Baseline") and the number of Resource Units in the current Actual Baseline.

NEW MONTHLY CHARGE = MONTHLY CHARGE + {(ADJUSTED ACTUAL BASELINE - ACTUAL BASELINE) X APPLICABLE UNIT RATE(S)}

     For example, if the Monthly Charge is $500,000.00, the monthly DASD Actual Baseline is 71 gigabytes, the Applicable Unit Rate is $500.00 per gigabyte, and the growth is 10 gigabytes, then the new Monthly Charge will be:

          New Monthly Charge = $500,000.00 + {(81 gigabytes - 71 gigabytes) x $500.00}
          New Monthly Charge = $500,000.00 + (10 gigabytes x $500.00)
          New Monthly Charge = $500,000.00 + $5,000.00
          New Monthly Charge = $505,000.00

     Per the above example, the Monthly Charge would be increased by $5,000.00 for the shorter of the remaining months in that Contract Year or the period specified in the Certegy request, and the monthly DASD Actual Baselines would be increased by 10 gigabytes for the same period. Further, the Actual Baselines, Annual Services Charges and Monthly Charge would be adjusted accordingly for each remaining month of the term of the Transaction Document or the period specified in the Certegy request, assuming such period is not less than four (4) months or the remainder of the term of the Transaction Document, whichever is shorter, by adding 10 gigabytes to the then current DASD Actual Baseline and multiplying the increase in the Actual Baselines quantity by the Applicable Unit Rate(s) for each remaining month of the term of the Transaction Document or the period specified in the Certegy request to determine the increased Monthly Charges.

b.   Reduced Resource Usage

     Except as set forth in Section 9.3.a above and in accordance with Section
     8.0 above, if Certegy elects to exercise its option of setting an Actual Baseline to a new reduced Resource Unit quantity level, IBM shall, upon written notice equal to the notification period set forth in the Supplement for that Actual Baseline Resource Unit, set the Actual Baseline(s) to the new Resource Unit quantity level and reduce the Monthly Charge, per the example set forth below, prorated to the month the adjustment is made. The Monthly Charge for each month remaining in the term of the Transaction Document or the period specified in the Certegy request will be reduced by the Applicable Unit Rate multiplied by the difference between the number of Resource Units in the current Actual Baseline and the number of Resource Units in the new reduced Adjusted Actual Baseline.

NEW MONTHLY CHARGE = MONTHLY CHARGE - {(ACTUAL BASELINE - ADJUSTED ACTUAL BASELINE) X APPLICABLE UNIT RATE}

     For example, if the Monthly Charge is $500,000.00, the monthly DASD Actual Baseline is 71 gigabytes, the Applicable Unit Rate is $500.00 per gigabyte, and Certegy wishes to decrease the Actual Baseline by 10 gigabytes, then the new Monthly Charge will be:

          New Monthly Charge = $500,000.00 - {(71 gigabytes - 61 gigabytes) x $500.00}
          New Monthly Charge = $500,000.00 (10 gigabytes x $500.00)
          New Monthly Charge = $500,000.00 - $5,000.00
          New Monthly Charge = $495,000.00

     Per the above example, the Monthly Charge would be decreased by $5,000.00 for the shorter of the remaining months in that Contract Year or the period specified in the Certegy request, and the monthly DASD Actual Baselines would be decreased by 10 gigabytes for the same period.

     Further, the Actual Baselines, Annual Services Charges and Monthly Charges would be adjusted accordingly for each remaining month of the term of the Transaction Document or the period specified in the Certegy request by subtracting 10 gigabytes from the then current DASD Actual Baselines and multiplying the decrease in the Actual Baselines quantity by the Applicable Unit Rate(s) for each remaining month of the term of the Transaction Document or the period specified in the Certegy request to determine the decreased Monthly Charges.

The Actual Baselines and ASC in the Supplement will be updated by IBM to reflect such Changes, and the revised Supplement would be distributed to the Parties.

10.0 UNPLANNED USAGE OF RESOURCE UNITS

10.1 INTRODUCTION

As specified herein, Certegy's unplanned increased usage of any Resource Units will result in an additional charge ("Additional Charge"). An unplanned usage of Resource Units is defined as Certegy's requirement and usage of a Resource Unit without the requisite notice as set forth in the Supplement or usage of Resource Units not set forth in an Original or Actual Baseline or adjusted Actual Baseline currently in effect. Unplanned usage of a Resource Unit will continue until receipt of A written notice to increase the Resource Unit quantity level pursuant to Section 9.3 above and completion of the notification period set forth in the Supplement or other applicable adjustment of the Baseline for such Resource Unit. After the completion of each calendar quarter during the term of the Transaction Document, starting with the first full calendar quarter after the implementation of the Unit Rate pricing, IBM will calculate Additional Charges as follows.

10.2 CALCULATION PERIODS FOR MAINFRAME UNPLANNED USAGE

For purposes of this Schedule J, a quarter for the Mainframe Tower is the period between and ending on the dates of March 31, June 30, September 30 and December 31 of each calendar year of the term of the Transaction Document; provided, however, that neither the initial nor final unplanned usage calculation period of such term may be less than three (3) months (e.g., if the Execution Date of the Transaction Document is May 1, 1998 and the expiration date is April 30, 2008, then the initial calculation period for unplanned usage will be five (5) months beginning on May 1, 1998 and ending on September 30, 1998 and the final calculation period for unplanned usage will be four (4) months beginning on January 1, 2008 and ending on April 30, 2008). The calculation period for unplanned usage for termination of the Transaction Document for any reason other than expiration of the term of the Transaction Document will be the actual portion of the quarter remaining (e.g., if the termination date is November 15th, the calculation period for unplanned usage will be two months, October and November).

10.3 CALCULATION OF ADDITIONAL CHARGES FOR UNPLANNED USAGE OF THE MAINFRAME RESOURCES

IBM will compare the quantity of Resource Units actually used during the applicable quarter as defined in Section 10.2 above (the "Actual RUs"), with the number of Resource Units in the Actual Baseline for that category. There will be no increase of the charges otherwise payable to IBM for such period unless the actual quantity of RUs used for that period exceeds the Actual Baseline Resource Units quantity for that category for such period, in which case Certegy will pay IBM an Additional Charge equal to the product of the Unit Rate for the applicable Resource Unit (as set forth in the Supplement) and the difference between the number of RUs for that category actually used and the Actual Baseline multiplied by 1.25 (the "Premium Unit Rate Charge" or "PURC").

            ADDITIONAL CHARGE (ACTUAL RUs - ACTUAL BASELINES) X PURC

For example, if the DASD RU usage for (i) the first month of a quarter is 75 application gigabytes, and its corresponding Actual Baseline is 71 application gigabytes, (ii) the second month of the quarter is 78 application gigabytes and its corresponding Actual Baseline is 74 application gigabytes, (iii) the third month of the quarter is 72 application gigabytes and its


                                                                   Page l6 of 22
corresponding Actual Baseline is 76 application gigabytes, and (iv) the Unit Rate for that quarter is $500.00 per gigabyte, then the Additional Charge calculation will be:

     Additional Charge = {(75gb + 78gb + 72gb) - (71gb + 74gb + 76gb)} x $500.00
     x 1.25
     Additional Charge = (225gb - 221gb) x $500.00 x 1.25
     Additional Charge = 4 x $500.00 x 1.25
     Additional Charge = $2,500.00

Per the above example, the Additional Charge for DASD for the quarter would be $2,500.00 and would be billed on the next monthly invoice.

11.0 NETWORK TECHNOLOGY CHANGE REQUESTS

Understanding the evolving nature of network technology and Certegy's desire to avail themselves of such technology for both price competitiveness and in order to meet the needs of their customers, the Parties have agreed that IBM will respond to Certegy's reasonable request for technology changes for Fully Managed Network Services to its existing Data Network as set forth in this .0.

Certegy's request for technology changes in the Data Network under this Section shall result in the development of a Fully Managed Network Services RFP as set forth in .0.a below. The Parties agree that the initial Fully Managed Network Services RFP issued under the terms and conditions of this Section may not be tendered earlier than the first anniversary of the Execution Date of the Transaction Document and that not more than one such Fully Managed Network Services RFP may be tendered in any calendar quarter. The Parties further agree that once a Fully Managed Network Services RFP has been tendered under the terms and conditions of this Section, there shall not be another Fully Managed Network Services RFP for a material portion of the same services for a period of two (2) years unless otherwise agreed by the Parties.

The Parties agree to follow the process as described below when a request for Network technology change is made under this Section.

a. Upon Certegy's request for a Network technology change under this Section, the IPT will prepare a Fully Managed Network Services RFP describing both the portion of the Network Services and volumes of such Services delivered under the Transaction Document that are being affected and/or replaced by such request and the technology, services and volumes of such services being requested.

b. Upon completion of the Fully Managed Network Services RFP, the IPT shall tender such RFP to IBM only and provide IBM an agreed upon (but in any event reasonable) period of time to respond with the following:


                                                                   Page l7 of 22

     1. IBM's Wind-Down Expenses, unrecovered investment and deferred profit through the anticipated date of termination attributable to the cessation of such portion of the Network Services under the Transaction Document affected by the Fully Managed Network Services RFP;

     2. The ongoing reduction in Monthly Charges and applicable adjustments to rates, charges, committed minimums, Baselines and similar items, as applicable, attributable to the cessation of such portion of the Network Services under the Transaction Document affected by such Fully Managed Network Services RFP; and

     3. IBM's price and conditions for the technology and services requested in such Fully Managed Network Services RFP.

c. If Certegy accepts IBM's price and conditions for the technology and services set forth in the Fully Managed Network Services RFP, then Parties will mutually agree on the payment stream reflecting the charges, credits and pricing set forth in Sections 1l.0.b.l, 2 and 3 above, for the remainder of the term of the Transaction Document and update the applicable pricing, charges, rates, committed minimums, Baselines and similar items, as applicable, in the Supplement to the Transaction Document.

d. In the event that Certegy does not accept IBM's price and conditions for the technology and services provided under .0.b.3 above, then the Parties shall conduct a jointly funded Market Analysis as set forth below:

     4. The IPT will determine the third party vendors to which the Fully Managed Network Services RFP, less the description of the portions of the Network Services and volumes of such Services being affected and/or replaced, prepared in .0.a is to be tendered. Certegy shall issue the Fully Managed Network Services RFP to the selected third party vendors.

     5. The IPT will review the responses to the Fully Managed Network Services RFP to ensure that such responses are consistent with the requirements of the Fully Managed Network Services RFP and that they represent a like-or-like comparison with the technology, Network services and volumes of such services set forth in the Fully Managed Network Services RFP in all material respects. The IPT will discard any third party vendor responses not meeting the requirements of the Fully Managed Network Services RFP in all material respects or not representing a like-for-like comparison in all material respects. Certegy shall have the right to redact responder identity and similar identifying characteristics from the third party responses to the Fully Managed Network Services RFP.

     6. The IPT shall then average third party vendor total prices for such responsive like-for-like services; provided, however, that if there are more than four (4) third party vendor responses to the Fully Managed Network Services RFP the high and low third party vendor responses shall be discarded prior to performing such averaging. The average of the total prices and the subject responses to the Fully Managed Network Services RFP shall be provided to IBM.

     7. IBM, at its sole discretion, may either elect to meet the average plus ten percent (10%) of the third party vendor responses determined in .0.d.3 above or let Certegy terminate the portion of the Network Services described in the Fully Managed Network Services RFP developed in .0.a, at a date not less than 90 days following written notification from Certegy of such intent, upon Certegy's payment of the amount set forth in .0.b.l and other charges due for IBM's provision of the Services under the Transaction Document and Master Agreement through the effective date of termination of such portion of the Network Services (excluding, without limitation, Termination Charges, Minimum Volume Service Commitments and other charges otherwise payable with respect to the period after the effective date of such termination), which shall be Certegy's sole liability for such termination. IBM shall provide Certegy the opportunity to mitigate the Wind-Down Expenses as set forth in the Master Agreement.

     8. In the event that IBM elects to meet the such average total price plus ten percent (10%) of such average price, the Parties shall execute an Amendment to the Transaction Document setting forth the new prices, charges, rates, conditions, committed minimums, Baselines and similar items, as applicable, for the remainder of the term of the Transaction Document.

     9. If IBM elects not to meet such average price plus ten percent (10%) of such average price, Certegy may terminate the applicable portion of the Network Services and Certegy shall be obligated to pay IBM the amount set forth in .0.b.1 and other charges due for IBM's provision of the Services under the Transaction Document and Master Agreement through the effective date of such termination of such portion of the Network Services (excluding, without limitation, Termination Charges, Minimum Volume Service Commitments and other charges otherwise payable with respect to the period after the effective date of such termination), which shall be Certegy's sole liability for such termination, and IBM shall provide Services Transition Assistance as set forth in the Master Agreement and continue to provide the affected portion of the Network Services through the effective date of such termination at the rates set forth in the Supplement. IBM shall provide Certegy the opportunity to mitigate the Wind-Down Expenses as set forth in the Master Agreement. The Parties shall execute an Amendment to the Transaction Document setting forth the new prices, charges, rates, conditions,


                                                                   Page l9 of 22
          committed minimums, Baselines and similar items, as applicable, for the remainder of the term of the Transaction Document.

12.0 VOICE SERVICES REPRICING

It is the intent of the Parties that IBM will provide Voice Services for Certegy during the term of the Transaction Document. Realizing the volatility of pricing for voice services in the market place and the Parties intent to deliver and receive such services at a price that is and remains competitive in such market place, the Parties have agreed to the Voices Services pricing reviews and subsequent pricing actions described below:

a. By the end of each three (3) year period beginning on the Commencement Date of the Transaction Document, the Parties shall perform a jointly funded Market Analysis of the Voice Services provided by IBM to Certegy to determine the competitiveness of IBM's then current prices for Voice Services with the prices then being offered in the market place. The Market Analysis shall begin not earlier than two and one-half (2 1/2) years into each three (3) year period referenced above and will be conducted as follows:

     1. The IPT will prepare an RFP describing the Voice Services and volumes of such Services being delivered under the Transaction Document and determine the third party vendors to which such RFP is to be tendered. Certegy shall issue the RFP to the selected third party vendors.

     2. The IPT will review the third party responses to the RFP to ensure that such responses are consistent in all material respects with the requirements of the RFP and that they represent a like-for-like comparison with the Voice Services and volumes of such Services being provided by IBM in all material respects. The IPT will discard any third party vendor responses not meeting the RFP requirements or not representing a like-for-like comparison with the Voice Services provided by IBM in all material respects. Certegy shall have the right to redact responder identity and similar identifying characteristics from the third party responses to the RFP.

     3. The IPT shall then average third party vendor total prices for such responsive like-for-like services; provided, however, that if there are more than four (4) third party vendor responses to the RFP, the high and low third party vendor responses shall be discarded prior to performing such averaging. The average of the total prices and the subject responses to the RFP shall be provided to IBM.

     4. IBM, at its sole discretion, may either elect to meet the average of the third party vendor responses determined in accordance with Section 12.0.a.3 above or let Certegy terminate the Voice Services in its entirety, at a date not earlier than the completion of the three (3) year period being analyzed, upon Certegy's payment of IBM's Wind-Down Expenses, unrecovered investment and deferred profit allocable to the Voice Services and other charges due for IBM's provision of the Services under the Transaction Document and Master Agreement through the effective date of termination of the Voice Services (excluding, without limitation, Termination Charges, Minimum Volume Service Commitments and other charges otherwise payable with respect to the period after the effective date of such termination), which shall be Certegy's sole liability for such termination. IBM shall provide Certegy the opportunity to mitigate the Wind-Down Expenses as set forth in the Master Agreement.

     5. In the event that IBM elects to meet the such average total price, the Parties shall execute an Amendment to the Supplement for the Transaction Document setting forth the new prices, charges, Baselines, minimum commitments, rates and similar items, as applicable, for the remainder of the term of the Transaction Document.

     6. If IBM elects not to meet such average price, Certegy may terminate the Voice Services and Certegy shall be obligated to pay IBM the amount set forth in Section 12.0.a.4 above, which shall be Certegy's sole liability for such termination, and IBM shall provide Services Transition Assistance as set forth in the Master Agreement and continue to provide Voice Services through the effective date of termination at the rates set forth in the Supplement.

b. In addition to the above, IBM will, by the completion of the second year of each three (3) year period referenced in Section 12.0.a above, have queried and negotiated with its current provider(s) of voice services to determine such vendors' willingness to provide more favorable pricing for IBM's extension of such vendors current contract with IBM.

     In the event that IBM's vendor(s) is willing to provide or provides more favorable pricing terms to IBM for IBM's extension of its contract and such pricing is more favorable to Certegy than the then current pricing, IBM shall present the more favorable pricing, as adjusted for IBM's uplift to Certegy for Certegy's consideration.

     Certegy may, at its sole discretion, accept such more favorable pricing by committing to the extension and resetting the beginning of the three (3) year period referenced in Section 12.0.a to the date of Certegy's acceptance of the more favorable pricing. If Certegy accepts the more favorable pricing and resetting of the three (3) year period the Parties shall execute an Amendment to the Supplement for the Transaction Document to reflect such changes in pricing, rates, charges, Baselines, minimum commitments and similar items, as applicable, and the dates of such three
     (3) year periods, as applicable, for the remainder of the term of this Transaction Document.

13.0 CALCULATION OF HOURLY SERVICES CHARGES

As specific consulting needs are identified in support of the Certegy/IBM relationship, IBM will analyze the specific project needs, skills requirements and duration and provide the appropriate skills based on the then current prices.

14.0 SERVICES PERFORMED FOR A FIXED CHARGE

The charge for Services performed at a fixed rate ("Fixed Price") to Certegy will be specified in the applicable Project Plan included in Schedule N.

                                                                       EXHIBIT 4
                                                        CERTEGY MASTER AGREEMENT

                         EXHIBIT 4 - FORM OF SUPPLEMENT

                                IBM/CERTEGY INC.

                    AGREEMENT FOR OPERATIONS SUPPORT SERVICES

                                  SUPPLEMENT TO

                           TRANSACTION DOCUMENT 98-__

NAME AND ADDRESS OF CUSTOMER:                    CUSTOMER NO: _______________
   Certegy Inc.

   _____________________________________

   _____________________________________

IBM Project Office Address:                      IBM Project Office No: ______

   IBM Project Executive

   _____________________________________

   _____________________________________

Term Commencement Date: ___________ ____,______

Term End Date: ____________ ___,______

                              TOTAL FOR ALL TOWERS
                                  CONTRACT YEAR

($ IN THOUSANDS)         BASE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
----------------         ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
ANNUAL SERVICES
CHARGE
TERMINATION
CHARGES
   Convenience
   Change of Control
COLA BASE YEAR INDEX

                                    MAINFRAME
                                  TOWER PRICING
                                  CONTRACT YEAR

(CHARGES IN K$)          1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------------          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
MAINFRAME CHARGES
   CPU
   DASD
   Tape
   Print
TOTAL TOWER PRICE
TERMINATION CHARGES
   Convenience
   Change of Control
INFLATION SENSITIVITY
DEFLATION SENSITIVITY

                                    MAINFRAME
                             CPU ORIGINAL BASELINES
                        APPLICATION MINUTES - PRIME TIME
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                             CPU ORIGINAL BASELINES
                      APPLICATION MINUTES - NON-PRIME TIME
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                             DASD ORIGINAL BASELINES
                              APPLICATION GIGABYTES
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                             TAPE ORIGINAL BASELINES
                     APPLICATION TAPE MOUNTS (IN THOUSANDS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                             TAPE ORIGINAL BASELINES
                 APPLICATION TAPE LIBRARY VOLUMES (IN THOUSANDS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                             TAPE ORIGINAL BASELINES
                         OFF-SITE STORAGE (IN THOUSANDS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                            PRINT ORIGINAL BASELINES
                       APPLICATION PRINT LINES (IN KLOPS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES                1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                              CPU ACTUAL BASELINES
                        APPLICATION MINUTES - PRIME TIME
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                              CPU ACTUAL BASELINES
                      APPLICATION MINUTES - NON-PRIME TIME
                                  CONTRACT YEAR

MONTHLY
RESOURCE                  DAYS
BASELINES                NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------                ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                              DASD ACTUAL BASELINES
                              APPLICATION GIGABYTES
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                   MAINFRAME
                              TAPE ACTUAL BASELINES
                     APPLICATION TAPE MOUNTS (IN THOUSANDS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                              TAPE ACTUAL BASELINES
                 APPLICATION TAPE LIBRARY VOLUMES (IN THOUSANDS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                              TAPE ACTUAL BASELINES
                         OFF-SITE STORAGE (IN THOUSANDS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                             PRINT ACTUAL BASELINES
                       APPLICATION PRINT LINES (IN KLOPS)
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MAINFRAME
                          UNIT RATES AND FIXED CHARGES
                                  CONTRACT YEAR

MONTHLY UNIT RATES               1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
------------------               ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
CPU ($ per Application Minute)
Prime Time
> Original Baseline
< Original Baseline
Non-Prime
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

DASD ($ per Gigabyte)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

                                    MAINFRAME
                          UNIT RATES AND FIXED CHARGES
                                  CONTRACT YEAR

MONTHLY UNIT RATES               1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
------------------               ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
TAPE MOUNTS ($ per Mount)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

VOLUMES ($ per Tape)
> Original Baseline
< Original Baseline
FIXED CHARGE (M K$)

OFF-SITE STORAGE ($ per Tape Sent)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

PRINT ($ per KLOP)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

                                    MIDRANGE
                                  TOWER PRICING
                                  CONTRACT YEAR

(CHARGES IN K$)         1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------------         ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
MIDRANGE CHARGES
   Resource #1
   Resource #2
   Resource #3
   Resource #n
TOTAL TOWER PRICE
TERMINATION CHARGES
   Convenience
   Change of Control
INFLATION SENSITIVITY
DEFLATION SENSITIVITY


                                    MIDRANGE
                               ORIGINAL BASELINES
                                  RESOURCE # 1
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                               ORIGINAL BASELINES
                                  RESOURCE # 2
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                               ORIGINAL BASELINES
                                  RESOURCE # 3
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                               ORIGINAL BASELINES
                                  RESOURCE # N
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                                ACTUAL BASELINES
                                  RESOURCE # 1
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                                ACTUAL BASELINES
                                  RESOURCE # 2
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                                ACTUAL BASELINES
                                  RESOURCE # 3
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                                ACTUAL BASELINES
                                  RESOURCE # N
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MIDRANGE
                          UNIT RATES AND FIXED CHARGES
                                  CONTRACT YEAR

MONTHLY UNIT RATES               1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
------------------------------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
RESOURCE # 1 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # 2 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # 3 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # N ($ per ?)
> Original Baseline
> Original Baseline
FIXED CHARGE (in K$)

                                    MICROLAN
                                  TOWER PRICING
                                  CONTRACT YEAR

(CHARGES IN K$)         1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------------------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
MICROLAN CHARGES
   Resource # 1
   Resource # 2
   Resource # 3
   Resource # n
TOTAL TOWER PRICE
TERMINATION CHARGES
   Convenience
   Change in Control
INFLATION SENSITIVITY
DEFLATION SENSITIVITY

                                    MICROLAN
                               ORIGINAL BASELINES
                                  RESOURCE # 1
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                               ORIGINAL BASELINES
                                  RESOURCE # 2
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                               ORIGINAL BASELINES
                                  RESOURCE # 3
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                                ORIGINAL BASELINES
                                  RESOURCE # N
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                                ACTUAL BASELINES
                                  RESOURCE # 1
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                                ACTUAL BASELINES
                                   RESOURCE # 2
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                                ACTUAL BASELINES
                                  RESOURCE # 3
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                                ACTUAL BASELINES
                                  RESOURCE # N
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    MICROLAN
                          UNIT RATES AND FIXED CHARGES
                                  CONTRACT YEAR

MONTHLY UNIT RATES               1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
----------------------           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
RESOURCE # 1 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # 2 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # 3 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # N ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

                                    MICROLAN
                                  TOWER PRICING
                                  CONTRACT YEAR

(CHARGES IN K$)         1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------------------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
NETWORK CHARGES
   Resource # 1
   Resource # 2
   Resource # 3
   Resource # n
TOTAL NETWORK PRICE
TERMINATION CHARGES
   Convenience
   Change in Control
INFLATION SENSITIVITY
DEFLATION SENSITIVITY

                                     NETWORK
                               ORIGINAL BASELINES
                                  RESOURCE # 1
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                               ORIGINAL BASELINES
                                  RESOURCE # 2
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                               ORIGINAL BASELINES
                                  RESOURCE # 3
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                               ORIGINAL BASELINES
                                  RESOURCE # N
                                  CONTRACT YEAR

MONTHLY
RESOURCE
BASELINES   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                                ACTUAL BASELINES
                                  RESOURCE # 1
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                                ACTUAL BASELINES
                                  RESOURCE # 2
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                                ACTUAL BASELINES
                                  RESOURCE # 3
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                     NETWORK
                                ACTUAL BASELINES
                                  RESOURCE # N
                                  CONTRACT YEAR

MONTHLY
RESOURCE     DAYS
BASELINES   NOTICE   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
---------   ------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
January
February
March
April
May
June
July
August
September
October
November
December

                                    NETWORK
                          UNIT RATES AND FIXED CHARGES
                                  CONTRACT YEAR

MONTHLY UNIT RATES               1998   1999   2000   2001   2002   2003   2004   2005   2006   2007
------------------               ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
RESOURCE # 1 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # 2 ($ per?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # 3 ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

RESOURCE # N ($ per ?)
> Original Baseline
< Original Baseline
FIXED CHARGE (in K$)

                                                                       EXHIBIT 5
                                                        CERTEGY MASTER AGREEMENT

                                  SCHEDULE A OF
                          TRANSACTION DOCUMENT #______
                                 MAINFRAME TOWER
                              APPLICATIONS SOFTWARE

THIS SCHEDULE LISTS THE APPLICATIONS SOFTWARE - CERTEGY AND APPLICATIONS SOFTWARE - IBM THAT IBM WILL OPERATE FOR CERTEGY IN PERFORMANCE OF THE SERVICES.

THIS IS AN INVENTORY LISTING AND WILL BE UPDATED DURING THE TERM OF THE TRANSACTION DOCUMENT.

SECTION A-1 APPLICATIONS SOFTWARE - CERTEGY

                        MAINFRAME TOWER: APPLICATIONS SOFTWARE - CERTEGY
-----------------------------------------------------------------------------------------------
                                                                      RESPONSIBILITY
                                                                   (1 = IBME = CERTEGY)
                                                           ------------------------------------
ITEM NO.   PREFIX   SOFTWARE NAME/DESCRIPTION   LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
--------   ------   -------------------------   --------   -------   ------   --------   ------


                                                       FORM FOR MASTER AGREEMENT
                                                                      SCHEDULE A


                                     PAGE OF

SECTION A-2 APPLICATIONS SOFTWARE - IBM

                          MAINFRAME TOWER: APPLICATIONS SOFTWARE - IBM
-----------------------------------------------------------------------------------------------
                                                                      RESPONSIBILITY
                                                                   (1 = IBME = CERTEGY)
                                                           ------------------------------------
ITEM NO.   PREFIX   SOFTWARE NAME/DESCRIPTION   LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
--------   ------   -------------------------   --------   -------   ------   --------   ------


Notes:

(1) "Oper" means operational responsibility for the Applications Software listed in this Schedule.

(2) "Fin" means financial responsibility for License fees, maintenance charges, Maintenance Releases and any other related charges for the Applications Software listed in this Schedule but does not include the cost for new Versions. Certegy has financial responsibility for all costs related to the purchase of new Versions.

(3) "Maint" means maintenance responsibility, including applying fixes and corrections (but not necessarily the financial responsibility for obtaining such) for the Applications Software listed in this Schedule.

(4) "Dev" means development responsibility, including the programming of any regulatory/statutory mandated changes, version upgrades, or enhancements for the Applications Software listed in this Schedule.

                                  SCHEDULE B OF
                          TRANSACTION DOCUMENT #______
                                 MAINFRAME TOWER
                                SYSTEMS SOFTWARE

THIS SCHEDULE LISTS THE SYSTEMS SOFTWARE - IBM AND SYSTEMS SOFTWARE - CERTEGY WHICH IBM REQUIRES TO PERFORM THE PROCESSING SERVICES.

THIS IS AN INVENTORY LISTING AND WILL BE UPDATED DURING THE TERM OF THE TRANSACTION DOCUMENT.

SECTION B-1 SYSTEMS SOFTWARE - IBM

                             MAINFRAME TOWER: SYSTEMS SOFTWARE - IBM
-------------------------------------------------------------------------------------------------
                                                                        RESPONSIBILITY
                                                                     (1 = IBME = CERTEGY)
           PRODUCT       SOFTWARE       LICENSE              ------------------------------------
ITEM NO.    NUMBER   NAME/DESCRIPTION     TYPE    LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
--------   -------   ----------------   -------   --------   -------   ------   --------   ------



                                  July 7, 1988         Form for Master Agreement
                                   Schedule B                            Page of

SECTION B-2 SYSTEMS SOFTWARE - CERTEGY

                           MAINFRAME TOWER: SYSTEMS SOFTWARE - CERTEGY
-------------------------------------------------------------------------------------------------
                                                                        RESPONSIBILITY
                                                                     (1 = IBME = CERTEGY)
           PRODUCT       SOFTWARE       LICENSE              ------------------------------------
ITEM NO.    NUMBER   NAME/DESCRIPTION     TYPE    LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
--------   -------   ----------------   -------   --------   -------   ------   --------   ------


Notes:

(1) "Oper" means operational responsibility for the Systems Software listed in this Schedule.

(2) "Fin" means financial responsibility for License fees, maintenance charges, Maintenance Releases, Versions and any other related charges for the Systems Software listed in this Schedule.

(3) "Maint" means maintenance responsibility, including applying fixes and corrections (but not necessarily the financial responsibility for obtaining such) for the Systems Software listed in this Schedule.

(4) "Dev" means development responsibility, including the programming of any regulatory/statutory mandated changes, version upgrades, or enhancements for the Systems Software listed in this Schedule.

                                   SCHEDULE C
                           TRANSITION DOCUMENT #______
                                 MAINFRAME TOWER
                            CERTEGY PROVIDED HARDWARE

THIS SCHEDULE LISTS THE MACHINES (IBM OR OEM) THAT CERTEGY OWNS, LEASES OR RENTS AND WHICH IBM REQUIRES IN ORDER TO PROVIDE THE PROCEEDING SERVICES UNDER THIS AGREEMENT.

THIS IS AN INVENTORY LISTING AND WILL BE UPDATED DURING THE TERM OF THE TRANSACTION DOCUMENT.

                           MAINFRAME TOWER
--------------------------------------------------------------------
ITEM NO.   VENDOR   MACHINE TYPE   DESCRIPTION   MACHINE S/N   NOTES
--------   ------   ------------   -----------   -----------   -----



                                  July 7, 1988         Form for Master Agreement
                                   Schedule C                            Page of

                                  SCHEDULE D OF
                          TRANSACTION DOCUMENT #______
                                 MAINFRAME TOWER
                                  IBM MACHINES

THIS SCHEDULE LISTS THE MACHINES (IBM OR OEM) THAT IBM OWNS, LEASES OR RENTS AND WHICH IBM REQUIRES IN ORDER TO PROVIDE THE PROCESSING SERVICES UNDER THIS AGREEMENT.

THIS IS AN INVENTORY LISTING AND WILL BE UPDATED DURING THE TERM OF THE TRANSACTION DOCUMENT.

                         MAINFRAME TOWER
----------------------------------------------------------------
MACHINE TYPE   MACHINE MODEL   DESCRIPTION   MACHINE S/N   NOTES
------------   -------------   -----------   -----------   -----



                                  July 7, 1988         Form for Master Agreement
                                   Schedule D                            Page of

                                  SCHEDULE E OF
                          TRANSACTION DOCUMENT #______
                                 MAINFRAME TOWER
SERVICES, MEASURES OF UTILIZATION AND OPERATIONAL AND FINANCIAL RESPONSIBILITIES

-    INTRODUCTION

          - This Schedule E describes certain duties, obligations and responsibilities of IBM as related to the Mainframe Tower operations and management.

          - During the term of the Transaction Document, IBM will provide Mainframe services to Certegy using the Certegy Provided Hardware and IBM Machines, the Applications and third party Systems Software provided by Certegy and IBM as required by the Transaction Document and the IBM Systems Software provided under the Transaction Document. IBM will provide such other services as requested and approved by Certegy during the term of the Transaction Document as New Services in accordance with Section
               3.12 of the Master Agreement.

          - Within 180 days after the Execution Date of the Transaction Document, IBM shall provide a manual (hardcopy or softcopy) describing the operating processes and procedures relating to the performance of the Services (the "Procedures Manual").

               - The Procedures Manual shall be provided to Certegy for review and comment, and IBM shall incorporate therein any reasonable comments or suggestions of Certegy.

               - IBM shall periodically update the Procedures Manual to reflect any changes in the operations or procedures described therein.

               - IBM shall perform all Services in accordance with the Procedures Manual.

          - During the term of the Transaction Document the Parties may agree on different or additional Services and will amend the Transaction Document, the Schedules under the Transaction Document and/or the Procedures Manual in writing accordingly. IBM shall perform all Services in accordance with the Procedures Manual, the Transaction Document, the Schedules and the Master Agreement.

          - The descriptions contained in this Schedule of specific types of Services, and methods and procedures used to perform such Services, set forth how IBM will deliver the Services.

          - The Parties agree that the provision of Services should improve over the term of the Transaction Document based on:

               - IBM's knowledge of, and access to, improvements in resources and technology; and

               - IBM's implementation of improved methods and procedures for providing Services and efficiencies arising from the use of IBM as a Services provider.

          -    Definitions:

               All capitalized terms not defined in this Schedule E shall have the meanings given them in the Master Agreement, Supplement or other Schedules.

               -    "GBS" means gigabytes.

               -    "KLOP" means a thousand lines of print.

               -    "NON-PRIME TIME" means all hours other than Prime Time.

               - "PRIME TIME" means _____ am to ____ pm ____ Time, Monday through Friday.

               - "PROCEDURES MANUAL" has the meaning set forth In Section 1.0.c herein.

               - "RESOURCE UNIT" OR "RU" means a particular unit of resource utilization, as described in Schedule J, which is used to determine Additional Charges as described in the Supplement and Schedule J.

               -    "SMF" means Systems Management Facility.

               - "SYSTEMS MANAGEMENT CONTROLS" OR "SMC" has the meaning set forth in Section 2.0 herein.

               - "SYSTEMS OVERHEAD" has the meaning set forth in Section 4.0 herein.


                                  July 7, 1988         Form for Master Agreement
                                   Schedule E                            Page of

-    SYSTEM MANAGEMENT CONTROLS

IBM will provide to Certegy and IBM and Certegy will mutually agree on and use the "Systems Management Control" ("SMC") Procedures as the standard set of disciplines for managing information systems. The SMC procedures, in some combination, are applicable to all the Services provided and shall be implemented as appropriate to the individual Service being provided and shall be included in the Procedures Manual. IBM will administer each SMC discipline. In general, IBM's SMC responsibilities shall include, without limitation, the following processes:

          - BATCH MANAGEMENT - controlling production batch work including the scheduling of resources, the processing of data and transactions and the distribution of data/information between users and facilities, Certegy instructions on what, when and how to schedule and recover shall be provided to IBM and documented in the scheduling manual maintained by IBM Production Control. Setup and scheduling shall be performed and controlled by IBM in cooperation with Certegy and in accordance with the scheduling manual except for the automatic scheduling that will be performed by the Systems and Applications Software.

          - CAPACITY MANAGEMENT - the development and maintenance of tactical and strategic plans to ensure that the Mainframe environments accommodate Certegy's growth or changing business requirements. The capacity management processes will, among other issues, require Certegy's input and review of capacity management.

          - CHANGE MANAGEMENT - to assess if the change is necessary, validate the adequacy of the acceptance test, schedule the promotion into the production environment as appropriate, notify the appropriate functions and verify successful implementation.

          - CONFIGURATION MANAGEMENT - for processing Mainframe hardware and software configuration changes and maintaining lists and diagrams of systems configurations. IBM will provide revised configurations to Certegy.

          - INVENTORY MANAGEMENT - of the IBM and Certegy Provided Hardware (including incoming and outgoing) in the Data Center and other areas for which IBM is providing Services. This activity is to include, but not be limited to, serial number tracking, vendor coordination and maintenance.

          - ON-LINE MANAGEMENT - for coordinating the appropriate skills, information, tools and procedures required to manage the on-line environment. This includes the staffing of a help desk facility for Authorized Users as provided in Schedule M.

          - PERFORMANCE MANAGEMENT - to monitor, measure, analyze and report systems performance as it compares to the Performance Standards and recommend and implement performance improvements. Where warranted, either Party may request the other Party to make commercially reasonable changes to enable system performance improvement, all such changes are subject to the mutual agreement of the Parties.

          - PROBLEM MANAGEMENT - to identify, record, track, and correct issues impacting Services delivery, recognize recurring problems, address procedural issues and contain or reduce the impact of problems that occur.

          - RECOVERY MANAGEMENT - for planning, establishing and testing the recovery procedures required to provide the Services to Authorized Users in the event of a failure, including without limitation, a failure giving rise to invoking the Disaster Recovery Plan as set forth in Schedule G. The intent of this process is to anticipate and minimize the impact of systems resource failure through the development of predefined, documented procedures and software/hardware recovery capabilities. Certegy's instructions on what and how to recover shall be provided to IBM and included in the Procedures Manual.

-    MAINFRAME TOWER OPERATIONS

          -    Operation of Data Center

          IBM shall be responsible for the operation and management of the Mainframe Tower. This responsibility shall include establishing and maintaining a properly trained and adequately staffed Data Center population, including necessary management and support staff. The hours of operation of the Mainframe Tower shall be ___ hours per day, ___ days per week, except for the regularly scheduled maintenance period unless otherwise requested and agreed by the Parties.

          -    Processing Operations

          IBM shall make available, monitor and process on-line and batch applications, including scheduled, unscheduled and on-request services as well as end user initiated processing. Included in such responsibilities, IBM shall:

               -    support all test and production environments;

               - provide computer room operations support and perform console monitoring activities;

               - operate and provide application availability to present and future Applications Software to support the operating schedules of Certegy with applicable systems availability, ___ hours per day, ___ days per week (subject to Scheduled Downtime, Excusable Downtime or agreed to schedules);

               - operate, maintain and enhance, as necessary to perform the Services and meet IBM's obligations under the Master Agreement and the Transaction Document;

               - perform all technical system support operations, including DASD management, system programming, capacity planning and performance tuning for the Systems Software;

               - as defined in the Schedules, provide support for the equipment and the Systems Software for the equipment;

               - schedule systems maintenance so as to minimize interference with the business needs of Certegy;

               - complete all processing schedules on time and in the correct sequence set forth in the scheduling manual;

               - to the extent reasonably possible, process all special request activities within the requested time frames and in the sequence defined by Certegy;

               - provide access to, and software compatibility with, external systems necessary for the Services and other systems identified by Certegy consistent with the operating environment specified in Schedule K of the Transaction Document and the terms and conditions set forth in Section
                    3.12 of the Master Agreement, provided, however, that such activities do not include responsibility for Year 2000 Compliance of such external systems and Services;

               - continuously endeavor to enhance processing capabilities and efficiencies of the IBM Machines in the Data Center through technology changes, system tuning and other run-time improvements;

               - perform regular monitoring of utilization needs and efficiencies and provide regular reporting on tuning initiatives, performance and capacity trends for the IBM Machines and System Software;

               - consistent with the Master Agreement and Transaction Document, operate, support and maintain third-party products and services;

               - provide support for the Certegy Provided Hardware set forth in Schedule C, the Systems Software running on such Certegy Provided Hardware and operations and Systems Software support for the Applications Software to the extent necessary to provide the Services;

               - ensure equipment is properly cleaned and maintained at the required intervals in accordance with manufacturers' specifications to minimize problems and outages;

               -    operate the Applications Software; and

               - identify possible product and technology enhancement opportunities for improved performance and notify the IPT of these opportunities.

          -    Production Control

          IBM shall maintain production schedules and cooperate with Certegy by responding to special processing requests and new processing requirements. All changes will be performed as set forth in the Change Control Process. Included in such responsibilities, IBM shall:

               - make no change to the production environment without the prior approval of Certegy; provided, however, that if Certegy's refusal to make such change to the production environment causes demonstrable impact on IBM's ability to meet any Performance Standard or Minimum Service Level, then Certegy shall excuse IBM from those Performance Standard(s) or Minimum Service Level(s) to the extent such failure is due directly to Certegy's refusal to allow change to the production environment;

               - assure that all programs are moved from the application development and test environments to the production environment in a controlled and documented manner, which must in all cases be approved in advance by the Change Committee;

               - schedule all Data Center projects so as not to unreasonably interrupt Certegy business operations; all such projects must receive the prior approval of the Change Committee;

               - document and provide to Certegy a notification of all Data Center changes performed for emergency purposes or as otherwise not precluded in Section 3.0.c.1 above as soon as practicable, but no later than the end of the next day after the change was made;

               - prioritize and schedule batch jobs and report distribution systems subject to Certegy's schedule parameters, including but not limited to, automated scheduling features in the Applications Software and Certegy's specific directions so on-line applications dependent on batch processing and batch process outputs shall be available as scheduled;

               - distribute and obtain Certegy approval for major production control schedule changes prior to implementation, as described in the Change Control Process;

               - update the scheduler data base, as required, to reflect changes to the production environment;

               - monitor scheduler related incidents, and develop and recommend refinements and revisions to the scheduler data base;

               - coordinate and modify schedules for special requests and follow Certegy priorities and IBM will promptly notify Certegy if such special requirements will affect either the timely completion of other tasks or IBM's ability to meet its obligations under the Master Agreement and the Transaction Document;

               - respond expeditiously to requests from Certegy for priority job execution; and

               - identify possible product and technology enhancement opportunities for improved performance and notify the IPT of these opportunities.

          -    File Services

          IBM shall manage files on the Mainframe Tower Machines in a manner which shall ensure the availability and integrity of all Certegy data. The file management procedures will, among other issues, require Certegy to use industry standard access methods for file I/O data management. Included in such responsibilities, IBM shall:

               - ensure that all files under IBM's control are current and available during scheduled access times;

               - initiate and complete required data processing activities to ensure the data is processed, with data integrity (e.g., handling line transmission errors) of all processed files, according to the specifications set forth in the Procedures Manual;

               - verify, using tools and procedures set forth in the Procedures Manual, the successful receipt of all incoming files and the successful processing and transmission of all outgoing files;

               - document, maintain and, as appropriate, update and execute mutually approved file back-up and recovery procedures;

               - provide a recovery procedure for restoring the data image to a previous level within a mutually agreed amount of time;

               - conduct regularly scheduled back-up and recovery procedures as set forth in the Procedures Manual and as prioritized by Certegy, (e.g., data set restore), so as not to impact scheduled operations and provide recommendations to the IPT regarding back-up and recovery considerations, such as improved levels of protection, efficiencies and cost reductions;

               - conduct routine monitoring and corrective action according to procedures prepared by IBM and approved by Certegy for intermediate files used for on-line and batch processing;

               - ensure that adequate file space is available for processing, subject to the provisions of the Transaction Document's charging methodologies as set forth in Schedule J;

               - report to the IPT, disk space utilization and requirements for capacity planning purposes;

               - assist and advise Certegy in utilizing disk storage resources in an efficient and cost effective manner; and

               - identify possible product and technology enhancement opportunities for improved performance and notify the IPT of these opportunities.

          -    Tape Management

          IBM shall provide tape management services. Included in such responsibilities, IBM shall:

               - update Certegy's procedures, as appropriate and with Certegy's consent, governing time periods for retention of tapes, including reasonable periods for retention of tapes for auditing purposes and include such procedures in the tape management manual;

               - provide logging and tracking of physical tapes in and out of the Data Center and provide required rotation of tapes for off-site vault storage;

               - establish and/or follow procedures established by Certegy to log and track physical tapes that are checked in and checked out to third party vendors and Certegy customers;

               - store tapes and paper documentation, as appropriate, at secure off-site vault storage;

               - notify the IBM and/or third party tape storage provider when it is time to scratch or return a tape in accordance with the Procedures Manual;

               - complete tape mounts in sufficient time to meet production processing requirements;

               -    complete tape mounts for nonproduction processing;

               - provide tape specifications to Certegy to ensure tape media is reliable and read/write errors are kept to a minimum;

               - ensure adequate supplies for the tape environment are maintained and that the scratch tape pool is sufficient to service all required processing needs and notify Certegy when additional tape and other supplies are required;

               -    purchase up to $___ in tape media annually for Certegy;

               - retrieve archived tapes and restore required files and data sets within mutually agreed time frames;

               - upon Certegy's reasonable request, provide Certegy with the right to, and access to, monitor tape management operations, mailing and receipt control;

               -    report tape utilization; and

               - identify possible product and technology enhancement opportunities for improved performance and notify the IPT of these opportunities.

          -    Data Base Administration

          IBM, as applicable, shall be responsible for managing the data base environment. Included in such responsibilities, IBM shall:

               - participate in planning for changes in the size of data bases due to business growth or reduction and applications development projects, and review Certegy's plans on a regular basis for comment;

               - provide physical and operating systems data base support for Certegy's data base environments and those established by IBM;

               - in cooperation with Certegy, monitor and report data base performance and data base space utilization and identify, recommend and implement practical modifications for improved performance;

               - maintain and/or implement mutually agreed upon data base archive processes and procedures to meet Certegy's business requirements and requests;

               - maintain and/or implement mutually agreed upon data base back-up procedures, provided by Certegy, to recover from a data base outage or corrupted data base within time frames specified in the Procedures Manual;

               - maintain physical data base definitions and make such definitions available to Certegy upon request;

               - promote data base changes into the production environment as approved by Certegy;

               - in cooperation with Certegy, maintain the standard data base access routines used by applications development and software maintenance personnel and document any changes to same;

               - assist in problem determination and resolution of data base management system issues including escalation to the Systems Software vendor and

               - identify possible product and technology enhancement opportunities for improved performance, and notify the IPT of these opportunities.

          -    Output

          IBM shall provide output device processing and operational support necessary to accomplish such processing including production and delivery of files, tape and printed output. Included in such responsibilities, IBM shall:

               -    provide print operators at the Data Center print facility;

               -    produce and deliver output within the agreed to schedules;

               - track, manage, communicate and resolve problems related to IBM equipment output services;

               - separate, package, label, scan and track all tape output and ensure that it is properly distributed to the mutually agreed to distribution drop point within the mutually agreed upon time frames;

               - ensure that all files are on the queue and available for transmission to the applicable Certegy output and production control locations within the mutually agreed upon time frames or as set forth in Schedule S of the Transaction Document;

               - provide printed output to the local Certegy distribution system located in the print centers or transmit electronic print files to remote sites;

               - work with the Certegy mail room personnel to find, trace or replace lost or missing output;

               - execute reruns of output requested by Certegy and notify Certegy if rerunning any output shall impact scheduled on-line or batch production processing; and

               - identify possible enhancement opportunities for improved output performance and notify the IPT of these opportunities.

          -    Quality Assurance

          IBM shall:

               - review problem reports and recommend/implement appropriate fixes with Certegy's approval;

               - maintain and update the Application Installation Standards documentation set forth in the Procedures Manual;

          - in conjunction with Certegy, review new Certegy production jobs and JCL for correctness and conformance to mutually agreed to standards for efficient resource utilization;

          - participate in weekly change control meetings, or on such other frequency agreed to by the Parties, with Certegy designees in accordance with the Change Control Process; and

          -    prepare and distribute management reports.

     -    Emergency Restoration of Services

     IBM shall:

          - develop and/or implement Data Center procedures, as required, to support Certegy's emergency restoration of the Services requirements;

          - work with Certegy's emergency plan coordinator to assure IBM's Data Center support plan meets Certegy's requirements and obtain Certegy's approval of procedures; and

          - invoke the Disaster Recovery Plan as applicable, in accordance with Schedule G and the Transaction Document.

     -    Information Security

     IBM shall provide and implement security access control tools for data, data bases and other information repositories and for applications, operating systems and libraries as described in Schedule L and the Transaction Document. IBM shall cooperate with and assist the Certegy System Security Department to allow the security administrators to complete their duties.

     -    Software Support and Maintenance

     IBM shall provide support for all Systems Software as set forth in Schedule B and Applications Software - IBM as set forth in Schedule A. While financial responsibility for the maintenance of the third party Systems Software may, depending upon the responsibilities set forth in Schedule B, reside with Certegy, IBM will be responsible for performing the problem determination, applying maintenance fixes and coordinating Certegy's third party maintenance providers. IBM will provide Systems Software maintenance and support as set forth in the Master Agreement and the Transaction Document.

     Certegy shall be responsible for new development, problem determination, scheduling necessary systems resources, applying and testing fixes for all Applications Software. IBM will provide operations and Systems Software support for Certegy's Applications Software personnel and will promote the new or fixed Applications Software to the production system.

          -    General Responsibilities

          IBM's Systems Software maintenance and support responsibilities include the responsibilities described in this Schedule E.

          -    Quality Assurance

          IBM shall be responsible for providing and implementing quality assurance processes and procedures as reasonably necessary to ensure that IBM's Systems Software maintenance and support responsibilities are executed accurately and in a timely manner. Subject to the foregoing, the Parties shall mutually agree upon terms and conditions for conducting checkpoint reviews, software testing and acceptance and other quality assurance procedures. These procedures shall be included in the Procedures Manual.

          -    Software Maintenance

          IBM will provide software maintenance for Systems Software listed in Schedule B. IBM will employ a maintenance methodology, including standards for work plans, design and programming, as set forth in the Procedures Manual.

          -    Software Services

          IBM will apply preventative maintenance and program temporary fixes, as set forth in the responsibilities section of Schedule B, to correct defects in the Systems Software running in the Data Center. IBM will also provide or obtain new versions and releases, upgrades, replacements or additional systems software as agreed to by the Parties, as described in the Transaction Document and its Schedules in order to perform the Services in accordance with its obligations under the Master Agreement and the Transaction Document for the Applications listed in Schedule A.

          -    Systems Support

               - IBM will provide systems support during normal business hours for the location being provided the Services under the Transaction Document Monday through Friday, and on-call support and coverage for each software product during all other hours including scheduled holidays IBM will provide escalation procedures for IBM's on-call support to Certegy. The actual contact listing and organizational structure for systems support will be set forth in the Procedures Manual.

               - IBM will provide reasonable system support efforts to assist Certegy application programmers to ensure that Applications Software properly interfaces with Systems Software at no additional charge to Certegy.

     -    Efficient Use of Resources

     IBM will provide the Services using IBM Machines and Certegy Provided Hardware. Additional or replacement equipment, including upgrades, will be added by IBM as necessary to perform the Services in accordance with its obligations under the Master Agreement and the Transaction Document, subject to (i) Additional Charges for unplanned growth beyond the specified Baselines as described in Schedule J, or (ii) increased Annual Services Charges for planned growth beyond the specified Baseline pursuant to Schedule J, or (iii) increased Annual Services Charges for New Services subject to Section 3.12 of the Master Agreement if Certegy's request requires resources not covered by a then-current Baseline, or (iv) some combination of (i) through (iii) above. IBM retains all right, title and interest in and to all IBM equipment, subject to Section 12 of the Master Agreement with respect to Certegy's rights upon termination or expiration of the Transaction Document. IBM shall take commercially reasonable actions to efficiently use resources that will be chargeable to Certegy under the Transaction Document including, but not limited to:

          - making schedule adjustments (consistent with Certegy's priorities and schedules for the Services and IBM's obligations with respect to the Services;

          - delaying the performance of noncritical functions within established limits; and

          -    tuning or optimizing the systems used to perform the Services.

     -    Training and Technical Documentation

          -    IBM will:

               - provide training on the initial Systems Software platform, processes and hardware functionality for designated Certegy personnel (train-the-trainer);

               - provide training as required, for Certegy designated personnel (train-the-trainer) on new Systems Software, processes and hardware functionality installed during the term of the Transaction Document; and

               - provide a copy of the technical documentation for the existing and new Systems Software licensed to IBM.

          -    Certegy will:

               - provide initial training on the initial Applications Software for designated IBM personnel (train-the-trainer);

               - provide initial training, as required, for IBM designated personnel (train- the trainer) on new Applications Software installed during the term of the Transaction Document;

               - provide a copy of the technical documentation supporting the existing and new Applications Software and third party Systems Software licensed to Certegy; and

               - provide the training on the processes for the applicable business units.

     -    General Support Services

          -    Equipment Maintenance

          IBM will provide and/or coordinate maintenance Services for the equipment as specified in the Transaction Document and its Schedules.

          -    Consolidation and Relocation Services

          IBM will install, rearrange and relocate the Mainframe Tower equipment in the Data Center as IBM deems necessary in order to perform the Services and in such a manner so as to minimize service level impact to end users.

          -    Finance and Accounting Functions

          IBM will, as requested or as necessary or required to provide the Services, negotiate lease, license agreements, and vendor contracts.

          -    Reports

          IBM shall provide Certegy with reports that, at a minimum, will include those set forth below. Where possible and economically feasible, using software and resources being used to provide the Services, IBM shall provide Certegy with the capability to down-load data base information and create Certegy's own reports. During the initial six months following the Execution Date of the Transaction Document the Parties shall agree on the format and contents of such reports as well as additional reports requested by Certegy:

               -    a daily morning report as agreed upon by the Parties;

               - a monthly performance report documenting IBM's performance with respect to the Performance Standards and Minimum Service Levels;

               - a monthly, rolling quarterly look-ahead schedule for ongoing and planned Data Center changes. The status of Data Center changes will be monitored and tracked against the applicable schedule;

               - a monthly change report setting forth a record of all changes performed during the previous month;

               - a monthly report describing Certegy's utilization of each particular type of Resource Unit during such month, and comparing such utilization to the then applicable Baseline for each Resource Unit; and

               - IBM will provide Certegy with such documentation and other information as may be reasonably requested by Certegy in order to verify the accuracy of the reports specified above.

          -    Supplies Specifications

          IBM will provide Certegy the technical and quality specifications for and inventory quantities of the supplies, if any, required by IBM to perform the Services.

          -    Technology

          IBM and Certegy will assist the IPT in the review of vendor proposals affecting IBM's ability to provide the Services to ensure existing and future systems' compatibility with changing industry standards. IBM will advise the IPT regarding new data processing technologies as appropriate.

          -    Vendor Liaison and Industry Contacts

          IBM will establish and maintain contact with vendors providing information technology services or products to Certegy and apprise the IPT of the latest technological developments.

          -    Service Review Meetings

          IBM will participate in service review meetings with vendors and service providers who provide services relating to the Master Agreement, as reasonably requested by Certegy.

          -    IBM and Certegy Meetings

          The Parties will mutually determine an appropriate set of periodic meetings to be held between representatives of Certegy and IBM. At a minimum, these meetings will include the following:

               - a daily meeting among operational personnel to discuss ongoing issues relating generally to daily performance and planned or anticipated activities and changes;

               - a monthly management meeting to review the performance report, the project schedule report, the changes report, and such other matters as appropriate; and

               - a quarterly senior management meeting to review relevant contract and performance issues.

               Except for Section 3.0 n.10.(a) above, meetings will have a published agenda agreed upon by Certegy and IBM sufficiently in advance of the meeting to allow meeting participants a reasonable opportunity to prepare for the meeting.

     -    Software Currency

     The Parties agree to maintain reasonable currency for releases and Versions of Software, unless otherwise mutually agreed. For purposes of this Section, reasonable currency shall mean that the new release or Version is installed not later than 12 months after the date the licensor makes such release or Version commercially available.

     In the event either Party requests the other Party to delay upgrading of specific Software beyond the 12 month period or requires operation and maintenance of multiple Versions of Software, the other Party shall do so, provided, that if such Party:

          - is prevented from taking economic or performance advantage of technological advancements in the industry; or

          - incurs additional costs (e.g., software support costs due to withdrawal of maintenance by the licensor, multiple Version charges, etc.);

then, the requesting Party will either update the Software to the current level or reimburse the other Party for any reasonable increased costs incurred pursuant to the above.

In addition, in the case where Certegy is the requesting Party, Certegy shall relieve IBM from any negative impact on related Performance Standards and Minimum Service Levels as set forth in Schedule S, to the extent the down-level Software is the cause of such negative impact, until such time as the affected Software is deemed current.

     -    Certegy Responsibilities

          -    Applications Software

          During the term of the Transaction Document, Certegy will be responsible for selecting, or defining requirements for, all Applications Software and all software which executes on End User Machines. IBM agrees to use any Applications Software selected by Certegy, subject to the provisions of Section 3.12 of the Master Agreement. If new Systems Software is required to support Certegy's new Applications Software, IBM will be compensated for maintenance, support and all license and related charges, if any, associated with the new System Software. Certegy will also retain responsibility for maintenance, support and all license and related charges for all Applications Software.

          Certegy shall audit, control and approve all new Applications Software prior to its promotion into production and provide the information necessary to operate any new or enhanced Applications Software sufficiently in advance of installation into the production environment to allow IBM a smooth implementation.

          -    Support Services

          As between the Parties, Certegy's responsibilities shall be to:

               - perform its responsibilities in accordance with the Procedures Manual, the Master Agreement, the Transaction Document and this Schedule E;

               - provide to IBM, to the extent not otherwise sold, assigned or licensed to IBM, for the purposes of meeting its obligations under this Master Agreement, full access to, and use of, equipment and software on the terms and conditions set forth in this Master Agreement;

               - provide data, data entry, and data base management and coordinate such activities with IBM's systems design and production functions as described in the Master Agreement, the Transaction Document and this Schedule E;

               - designate and document application information requirements, including report design and content, frequency of reports, and accessibility to information;

               - provide support to Authorized Users for questions and problems related to Applications Software and Certegy's operations procedures, as referred by the IBM Help Desk;

               - provide personnel and equipment to reasonably ensure the physical security of the Certegy Facilities;

               - be responsible for creation and administration of user access and password management and security programs as described in Schedule L, the Transaction Document and the Procedures Manual;

               - provide all preprinted forms, print paper and expendable or consumable supplies required by IBM to perform the Services;

               - be responsible for Certegy tape media additions and replacements above $_________ in any year of the Transaction Document;

               - provide all paper forms and supplies required by Authorized Users;

               - be responsible for management, operations, maintenance and support for equipment currently managed or supported outside the Certegy In-Scope Operations;

               - be responsible for business recovery services for such other applications for which Certegy might wish to provide 48 hour recovery other than those for which Disaster Recovery Services are to be provided by IBM pursuant to Schedule G of the Transaction Document;

               - be responsible for operations, maintenance and support for Certegy retained equipment and software, to the extent such activities are outside the Certegy In-Scope Operations;

               - perform all mail, messenger, postage, courier and print distribution services for Certegy users; and

               - perform such other Certegy activities and functions as are described in the Master Agreement.

-    MEASURES OF UTILIZATION

Starting at the Execution Date of the Transaction Document and monthly thereafter, using the processes AND procedures described in the Procedures Manual, IBM will measure, track and report usage of Resource Units in the following categories.

For purposes of this Schedule E, the Master Agreement, the Transaction Document and its other Schedules, "Systems Overhead" shall mean, but not be limited to, Resource Units:

          -    used to measure resource usage;

          -    used by IBM to perform IBM billing functions;

          -    used for IBM test environment;

          -    used to perform IBM jobs;

          -    used for capacity planning studies; and

          -    attributable to reruns which are due to the fault of IBM.

     -    Host CPU Utilization

          - Resource usage in this category will be measured as the aggregate number of host CPU application minutes (normalized to and quoted in terms of equivalent ES900O-720 single image, single processor minutes) utilized by IBM during the applicable measurement period to run Applications Software including, but not limited to:

               -    application minutes;

               -    customer ID usage;

               - all minutes associated with data base management system and transaction system address spaces (e.g., CICS, ROSCOE, DB2);

               -    application driven backup minutes; and

               -    application development and maintenance minutes.

          - Certegy's resource usage will not include RUs necessary to perform Systems Overhead or system level work, such as:

               (a)  CPU outage or unavailability;

               -    CPU wait time;

               -    CPU uncaptured time;

               - IBM system operations, support and administrative personnel usage;

               -    IBM caused lost batch time; and

               - the following system services where controlled by IBM, including products with different names providing equivalent function;

                    - basic operating system components (JES, LLA, VLF, GRS, MSTJCL, IEESYSAS, TRACE, RASP, XCFAS, DUMPSRV, CONSOLE, ALLOCAS, CATALOG, MOUNT, IOSAS, PCAUTH, TSO, SAR, etc.),

                    - IBM system performance monitor, capacity management and billing data collection tools (SMF, RMF, OMEGAMON, SLR, DCOLLECT. EREP, MICS, etc.),

                    - IBM system operation and support tools (SMP/E, JOB SCHEDULER, RERUN MANAGER, CONSOLE MANAGEMENT, INFOMGMT, etc.),

                    - IBM host-based network operations, support, access methods, and standard system print drivers (VTAM, TCAM, BTAM, NETVIEW, NPM, JES328X, VPS, TCP/IP, PSF, etc.),

                    - IBM system-managed storage tools (DFSMS, ICKDSF, TAPE MANAGER, etc.).

          - There will be two monthly Baselines established for host CPU utilization, one for Prime Time and one for Non-Prime Time.

          - Host CPU utilization will be measured during Prime Time and Non-Prime Time hours and will include all components of host CPU time logged via System Management Facilities (SMF) Type 30 or other mutually agreeable substitute.

          - One CPU minute equals one RU. Resource usage for host CPU will be rounded to the nearest whole minute for purposes of measurement, tracking, reporting and calculating Additional Charges for unplanned usage.

          The host CPU Baselines set forth in the Supplement reflect the agreed-upon quantity of host CPU Resource Units including any growth factors and/or seasonal adjustments.

     -    Allocated DASD

          - Resource usage for this category will be measured as the number of application gigabytes (GBs) of DASD allocated by or to Applications Software and Authorized Users during the applicable measurement period. The following volume prefixes will be calculated at 75% occupancy: ACRO; DB2; ONL; SAF; L90; PRJ; and CFO. The remaining measurement will be at an application dataset level. DASD allocation will be measured using the DCOLLECT and MICS facilities or other mutually agreeable substitutes.

               -    Allocated DASD will include but not be limited to:

                    -    application space;

                    -    Certegy employee space;

                    -    temporary data sets;

                    -    HSM migration level 1 DASD space;

                    -    application recovery logs/data sets; and

                    -    application development and maintenance space.

               -    Allocated DASD will exclude Systems Overhead such as:

                    -    spare volumes;

                    -    unallocated or free space;

                    -    system product libraries;

                    -    catalogs;

                    - HSM control data sets, PARMLIB, DASD used for technology migration;

                    - SORT and WORK (pools used for system temporary data sets);

                    -    CTP;

                    - system space (page and swap space, spool space, system parameter and control data sets, error analysis space, etc.); and

                    - IBM controlled system operation, support and administration data sets (scheduler, InfoMgmt, system maintenance and error analysis, DLIBS, console logs, contract measurement and billing, system monitors, system service machine space, etc.).

          - One GB equals one RU. Resource usage for Allocated DASD will be measured in partial RUs for purposes of measurement, tracking, and reporting and calculating Additional Charges for unplanned usage.

          The allocated DASD Baselines set forth in the Supplement reflect the agreed-upon quantity of allocated DASD Resource Units including any growth factors and/or seasonal adjustments.

     -    Print Utilization

          - Resource usage for this category will be measured as the aggregate number of lines of printed output, measured in thousands of lines of print (KLOPs), produced by IBM for Certegy during the applicable measurement period. Print utilization will be measured using the SMF/RMF and MICS facilities or other mutually agreeable substitutes.

          -    One KLOP equal one RU.

          The print utilization Baselines set forth in the Supplement reflect the agreed-upon quantity of print utilization Resource Units including any growth factors and/or seasonal adjustments.

     -    Tape

          -    Tape Mounts

          Resource usage for this category will be measured as the number of application mounts produced by IBM for Certegy during the applicable measurement period. One application mount equals one RU.

          -    Tape Volume

          Resource usage for this category will be measured as the number of application tapes in the tape library during the applicable measurement period. One application tape equals one RU.

          -    Off-site storage

          Resource usage for this category will be measured as the number of storage slots filled in the off-site storage facility during the applicable measurement period. One storage slot filled equals one RU.

          Tape utilization will be measured using the MICS facility or other mutually agreeable substitute.

          The tape utilization Baselines set forth in the Supplement reflect the agreed-upon quantity of tape utilization Resource Units including any growth factors and/or seasonal adjustments.

                                   EXHIBIT E-1
                                 MAINFRAME TOWER
                        SERVICES RESPONSIBILITIES MATRIX
                            P = PRIMARY S = SECONDARY

                           MAINFRAME TOWER - SERVICES

                                                                                                       RESPONSIBILITY
                                                                                                       --------------
                                             DESCRIPTION                                                IBM   CERTEGY
                                             -----------                                               ----   -------
OPERATIONS
Operate console
TAPE MANAGEMENT
Provide requirements for tape processing
Select tape hardware per requirements
Select tape media per requirements
Mount tapes
Define tape retention policies
Implement tape retention policies
Determine new tape ranges
Update/maintain blank tape inventory
Provide requirements for physical tape storage
Implement physical tape storage methodology
Perform audit (processes, controls, etc.) of tape library
Set tapes to scratch status
Define requirements for printing tape headers
Print tape headers
Provide input to measurements
Provide measurements
Tape shipping
- Define requirements for shipping tapes
- Ship tapes per requirements
- Sign tapes in/out of tape library
Tape library management
- Define requirements for tape management system
- Determine tape management system
- Install/maintain tape management system
- Add new tape/volser ranges to library system
Vaulting
- Define tape vaulting requirements
- Implement tape vaulting requirements
- Determine tape vaulting company
- Ship/receive tapes to/from vault
Inventory tracking
- Inventory tapes from new business source
- Determine/implement tape inventory tracking program
- Perform inventory of all accounts annually
PRINT MANAGEMENT
Print forms
Ensure quality of print
Maintain authorized printers
Staff and manage Data Center print room

                           MAINFRAME TOWER - SERVICES

                                                                                                       RESPONSIBILITY
                                                                                                       --------------
                                             DESCRIPTION                                                IBM   CERTEGY
                                             -----------                                               ----   -------
Develop laser forms
Provide input to measurements
Provide measurements
Supplies
- Track/maintain/order paper
- Track/maintain/order printer supplies (toner, fuser oil, etc.)
- Provide requirements for special forms, labels
- Track/maintain/order special forms, labels
Courier
- Provide requirements for courier deliveries
- Determine courier deliveries
- Determine provider of courier services
- Manage courier services
- Deliver print to specified drop points in Building 1 and 2
- Deliver print to remaining drop points
Certegy local/remote printing (other than the Data Center print room)
- Maintain local/remote printers
- Operate local/remote printers
- Support local/remote printers (relocation, Cabling, installation, etc.)
- Provide all supplies for local/remote printers
Check printing
- Order/maintain check supplies
- Forms processing of checks
- Print checks
Software/Tools
- SAR system support
- SAR distribution table updates
- Xpress Delivery system support
- Xpress Delivery table updates
Microfiche
- Process microfiche
SYSTEM MANAGEMENT AND CONTROL
File backup/recovery (Recovery Management)
Document operations procedures
Job accounting statistics
Hardware planning and Installation
- Technology input
- Hardware selection
- Hardware facilities requirements
Capacity Management
- Define and maintain process documents (SMC)
- Define application plans and requirements
- Capacity Monitoring
- Billing data
Performance Management
- Define Performance Standards and Minimum Service Level requirements
- Define and maintain process document (SMC)
- Document Performance Standards and Minimum Service Level agreements
- Measure and analyze performance

                           MAINFRAME TOWER - SERVICES

                                                                                                       RESPONSIBILITY
                                                                                                       --------------
                                             DESCRIPTION                                                IBM   CERTEGY
                                             -----------                                               ----   -------
- Implement improvement programs
- Provide monthly reports
Change Management
- Define and maintain process document (SMC)
- Provide change requirements for application installs and upgrades
- Provide change requirements for Systems Software
- Conduct change control meeting
- Promote changes to production
- Report on system change success
- Close change records assigned to Certegy
- Close change records assigned to IBM
Executive reporting for system performance
Problem Management
- Define and maintain process document (SMC)
- Record production problems
- Distribute problem records to support groups for resolution
- Provide input on problem records
- Track production problems through resolution
- Close records assigned to Certegy
- Close records assigned to IBM
- Perform root cause analysis for Application problems causing an unscheduled outage
- Perform root cause analysis for non-Application problems causing an unscheduled outage
- Report on change success
System security (i.e., CICS, TSO)
- Administration
- Execution
IBM System Control Program installation & maintenance
Third party System Control Program installation/maintenance
System monitoring (Mainframe, CICS, IMS, etc.)
Performance tuning
- Systems
- Applications
Provide Input and assist troubleshooting/problem resolution
Troubleshooting/problem resolution
Application programmer technical assistance per Section 3.0.k.5.(b)
Application programmer usage assistance
Provide input on Systems backup/recovery requirements
Systems backup/recovery procedures
Systems backup/recovery job execution
VTAM/NCP installation
Performance and utilization monitoring
- Establish performance criteria
- Implement improvement programs
- Measure and analyze performance
- Performance reporting
New technology/product research (New Projects/New Services)
- Systems technology input/review

                           MAINFRAME TOWER - SERVICES

                                                                                                       RESPONSIBILITY
                                                                                                       --------------
                                             DESCRIPTION                                                IBM   CERTEGY
                                             -----------                                               ----   -------
- Systems technology selection
- Technology implementation
New technology/product research (existing scope)
- Technology input
- Technology review
- Technology selection
- Technology implementation
Consulting for product/systems selection
DATA BASE ADMINISTRATION
Data modeling
Logical database design
DBMS (Data Base Management System) maintenance
Physical database design
Physical database review/support
Provide input/assistance to DBA
User access (views, copy members)
Security (DBMS)
DBMS capacity planning
DBMS performance management
Input into DBMS capacity/performance management
DBMS performance utilization tracking
Assist in DBMS performance analysis
Training/application development assistance
DBMS Backup/recovery procedures
Execute backup/recovery jobs
Database troubleshooting/resolution
Assist and provide input for database troubles hooting/problem resolution
Fourth Generation Language maintenance support (i.e., QMF, CSP, etc.)
FAILURE RECOVERY
Data Center/Data Network Machines failure
IBM Systems Software FAILURE
Third party Systems Software failure
Applications Software failure
End User Machine failure
Provide space requirements
Physical design
Capacity planning
Performance management
Performance utilization tracking
Backup/recovery procedures
Troubleshooting/resolution
PRODUCTION CONTROL
Scheduling Software
- Install/update changes
- Scheduler testing/support
- Build scheduler plans
- Execute production jobs
Production Scheduling

                           MAINFRAME TOWER - SERVICES

                                                                                                       RESPONSIBILITY
                                                                                                       --------------
                                             DESCRIPTION                                                IBM   CERTEGY
                                             -----------                                               ----   -------
- Input to JCL standards
- Develop/maintain JCL standards
- Review JCL for standards compliance
- Code and test JCL
- Document job flow/job streams
- Document job restart/rerun
- Document job prerequisites, priorities and dependencies
- Maintain scheduling manual in production control
Promote production code
Parameter card input
Parameter card update - Certegy managed
Parameter card update - IBM managed
Certegy calendar/scheduler input
Scheduling calendar
Batch test schedule
- Define/develop test requirements
- Execute test
Batch/Online production schedule (centralized/IBM managed)
- Provide scheduler input (production job requirements)
- Scheduler updates
- Provide input on scheduling conflicts
- Resolve scheduling conflicts
- Execution
- Production checks and balances process
- Report balancing
Batch/online production schedule (decentralized/Certegy managed)
- Provide scheduler input
- Scheduler updates
- Execution
- Production checks and balances process
- Report balancing
Job execution
- Monitor production job execution
- Address/escalate batch failures
Application systems installation
- Acceptance testing
- Verification/approval process
- Promote to production
Report distribution software
- Install/maintain/support package
- Level 2 problem determination
- Define reports and distribution requirements

                                   EXHIBIT E-2
                                 MAINFRAME TOWER
                        FINANCIAL RESPONSIBILITIES MATRIX
                           MAINFRAME TOWER - FINANCIAL

                                                                                                       RESPONSIBILITY
                                                                                                       --------------
                                                    DESCRIPTION                                         IBM   CERTEGY
                                                    -----------                                        ----   -------
ANNUAL SERVICES CHARGE
ADDITIONAL CHARGES (SUBJECT TO BASELINES AND RATES AS SET FORTH IN THE SUPPLEMENT)
COLA CHARGES
COLA CREDITS
TERMINATION CHARGE
TAXES
Personal property/use
- Certegy Provided Hardware
- IBM Machines
- Application Software
- Systems Software
   - Applicable to periods prior to the Execution Date of the Transaction Document
   - Applicable to periods on or after the Execution Date of the Transaction Document
Real estate taxes
- IBM owned/leased property
- Certegy owned/leased property
Future taxes on provision of Services/New Services (sales, use, excise or services)
DATA CENTER
Machines
- Leases (on or after the Execution Date of the Transaction Document as specified in
Schedule F)
- Operations
- Maintenance
- Upgrades
- Replacements
Systems Software
- Licenses (on or after the Execution Date of the Transaction Documents as specified in Schedule F)
- Operations
- Development
- Maintenance
- Replacements
APPLICATIONS SOFTWARE
Procure packages
Licenses
Operations
Replacements
PRINT
Creation
Distribution costs) beyond drop locations specified in this Schedule E)
Filing/storage - Applications output
Filing/storage - Systems output

                           MAINFRAME TOWER - FINANCIAL

                                                                                                       RESPONSIBILITY
                                                                                                       --------------
                                                    DESCRIPTION                                         IBM   CERTEGY
                                                    -----------                                        ----   -------
TAPE
Purchase Certegy tape media requirements up to $____ annually
Purchase Certegy tape media requirements over $____ annually
DISASTER RECOVERY
Up to Configuration (as specified in Schedule G)
Above specified Configuration
Certegy declares the Disaster or preemptive action - Recovery Center daily usage fees for Disaster
Recovery Services in the event of an actual Disaster or associated with a preemptive action as set forth in Sections 4.0.c and 4.0.e of Schedule G
IBM declares the Disaster or preemptive action - Recovery Center daily usage fees for Disaster
Recovery Services in the event of an actual disaster or associated with a preemptive action as set forth in Sections 4.0.c and 4.0.e of Schedule G
MISCELLANEOUS CHARGES
Required Consents
- Administration
- Associated charges/fees (excluding charges/fees related to IBM's rights to access/operate
Systems Software)
- Charges/fees related to IBM's right to access/operate Systems Software
Services Transition Assistance (Schedule R)
Contracts (on or after the Execution Date of the Transaction Document as specified in
Schedule F)
Facilities (occupancy, maintenance, security, etc.) - IBM locations
Facilities (occupancy, maintenance, security, etc.) - Certegy Facilities
Facilities (Security) - Certegy Facilities
Office equipment (workstations, furniture, telephones, FAX, etc.) - IBM locations
Office equipment (workstations, furniture, telephones, FAX, etc.) - Certegy Facilities
Mail room, postage, messenger, courier (IBM internal)
Mail room, postage, messenger, courier (Certegy internal)
Data Center Machine supplies
Printed forms and printer paper
IBM personnel office supplies
Certegy personnel office supplier

                                  SCHEDULE F OF
                          TRANSACTION DOCUMENT*________
                                 MAINFRAME TOWER
                      LEASES, LICENSES AND OTHER CONTRACTS

                 SECTION F-1 - LEASES FOR MAINFRAME TOWER
--------------------------------------------------------------------------
                                            IBM RESPONSIBILITIES
ITEM                               ---------------------------------------
NBR    VENDOR NAME   DESCRIPTION   FINANCIAL   MANAGEMENT   ADMINISTRATIVE
----   -----------   -----------   ---------   ----------   --------------


SECTION F-1 OF SCHEDULE F LISTS THE MAINFRAME TOWER LEASES FOR WHICH IBM IS ASSUMING FINANCIAL, MANAGEMENT AND/OR ADMINISTRATIVE RESPONSIBILITY AS ATTORNEY IN FACT FOR CERTEGY.

                 SECTION F-2 - LICENSES FOR MAINFRAME TOWER
--------------------------------------------------------------------------
                                            IBM RESPONSIBILITIES
ITEM     SOFTWARE                  ---------------------------------------
NBR    VENDOR NAME   DESCRIPTION   FINANCIAL   MANAGEMENT   ADMINISTRATIVE
----   -----------   -----------   ---------   ----------   --------------


SECTION F-2 OF SCHEDULE F LISTS THE SOFTWARE LICENSES FOR WHICH IBM IS ASSUMING FINANCIAL, MANAGEMENT AND/OR ADMINISTRATIVE RESPONSIBILITY AS ATTORNEY IN FACT FOR CERTEGY. THIS LISTING IS INDEPENDENT OF OTHER SCHEDULES AND ITEMS MAY APPEAR HERE AND ALSO ON SCHEDULE A OR B.


                                  July 7, 1988         Form for Master Agreement
                                   Schedule F                            Page of

               SECTION F-3 - CONTRACTS FOR MAINFRAME TOWER
--------------------------------------------------------------------------
                                            IBM RESPONSIBILITIES
ITEM     SOFTWARE                  ---------------------------------------
NBR    VENDOR NAME   DESCRIPTION   FINANCIAL   MANAGEMENT   ADMINISTRATIVE
----   -----------   -----------   ---------   ----------   --------------


SECTION F-3 OF SCHEDULE F LISTS THE CONTRACTS FOR WHICH IBM IS ASSUMING FINANCIAL, MANAGEMENT AND/OR ADMINISTRATIVE RESPONSIBILITY AS ATTORNEY IN FACT FOR CERTEGY.

                                  SCHEDULE G OF
                        TRANSACTION DOCUMENT # __________
                                 MAINFRAME TOWER
                           DISASTER RECOVERY SERVICES

SECTION G-1

-    INTRODUCTION

IBM will be responsible for the provision of Disaster Recovery Services to Certegy based on the IBM and Certegy Configurations identified in the Disaster Recovery Plan. The Disaster Recovery scope covers the Mainframe Tower as of the Execution Date of the Transaction Document.

It is IBM's intent to provide Disaster Recovery Services for Critical Applications and Critical Customers at a level of performance which will allow Certegy to restore and continue those covered functions which are vital to the continuation of Certegy's business operations during a declared Disaster.

IBM will make commercially reasonable efforts to meet Performance Standards and Minimum Service Levels during a Disaster declaration.

-    DEFINITIONS

All capitalized terms used and not defined in this Schedule G shall have the same meanings given them elsewhere in the Agreement.

          - "COLD SITE" means a fully constructed facility that provides all Hot-Site physical services and utilities necessary to support Certegy's computer environment. It does not have installed computer hardware or network equipment.

          - "CRITICAL APPLICATIONS" means the applications specified by Certegy to support Certegy's vital business functions in the event of a Disaster. The Critical Applications are set forth in Section G-2.

          - "CRITICAL CUSTOMERS" means the customers specified by Certegy to support Certegy's vital business functions in the event of a Disaster. The Critical Customers list, is set forth in the Disaster Recovery Plan.

          - "DISASTER" means any unplanned interruption of information processing for Certegy, due to causes beyond the control of Certegy or IBM, which significantly impairs the ability of IBM to operate the Critical Applications and the Critical Customers at the Data Center. Examples are, but not limited to:

               -    loss of the building to fire;

               -    loss of power to the facility due to tornado damage; and


                                  July 7, 1988         Form for Master Agreement
                                   Schedule G                            Page of

               - inability to access the facility due to a chemical spill, etc.

          - "DISASTER RECOVERY" means the restoration, at a location other than the Data Center, of Critical Applications and Critical Customers following a declared Disaster.

          - "DISASTER RECOVERY PLAN" means the mutually agreed upon plan for recovering Certegy's Critical Applications and Critical Customers necessary for continuation of the vital business processes of Certegy.

          - "CERTEGY CONFIGURATION" means the hardware and software provided by Certegy to the Recovery Center for support of the Critical Applications and Critical Customers during a declared Disaster, as of the date the Disaster is declared. The Certegy Configuration is set forth in the Disaster Recovery Plan.

          - "CERTEGY DISASTER RECOVERY COORDINATOR" shall have the meaning set forth in Section 3.0.c herein.

          - "HOT-SITE" means a fully equipped data center environment which contains the computer equipment required to support Certegy's covered systems.

          - "IBM CONFIGURATION" means the hardware and software provided by IBM, as set forth in the Disaster Recovery Plan, designated for support of the Critical Applications and Critical Customers during a declared Disaster. Such IBM Configuration will be equivalent to seventy-five (75) percent of the Data Center capacity supporting the existing Baselines as of the date the Disaster is declared.

          - "IBM DISASTER RECOVERY COORDINATOR" shall have the meaning set forth in Section 3.0.b.1 herein.

          - "RECOVERY CENTER" means the facility from which IBM provides Disaster Recovery Services.

-    DISASTER RECOVERY PLAN

          - The Disaster Recovery Plan will include, but not be limited to, the following:

               - a brief description of the critical services and functions, including a listing of the Critical Applications and Critical Customers;

               - the agreed upon recovery times for each Critical Application and Critical Customer;

               - the hardware and software comprising the IBM Configuration used for Disaster Recovery;

               - the hardware and software comprising the Certegy Configuration used for Disaster Recovery;

               -    IBM's and Certegy's recovery responsibilities;

               - contact listings of Certegy and IBM key personnel on the recovery management team;

               -    identification of recovery teams;

               -    Disaster declaration process;

               - names of those individuals who are authorized by each party to declare a Disaster;

               -    backup process and components;

               - the schedule for the periodic tape backup of Critical Applications;

               - the location and schedule for off-site storage of the tape backups;

               -    notification procedures;

               -    recovery information, procedures, schedules, etc.; and

               -    procedures for maintaining the Disaster Recovery Plan.

               IBM Responsibilities

          IBM will:

               - provide a representative who is knowledgeable in Disaster Recovery planning and the Disaster Recovery Plan (the "IBM Disaster Recovery Coordinator") to serve as a single point of contact for Certegy's Disaster Recovery related communications and activities. The IBM Disaster Recovery Coordinator will be responsible for the development, maintenance, documentation and testing of the Disaster Recovery Plan and will ensure that the Disaster Recovery Plan is stored in an off-site location;

               - in cooperation with the IPT, review and update if necessary, the Disaster Recovery Plan on an annual basis or as warranted by business and/or technical changes to ensure compatibility with Certegy's and IBM's overall Disaster Recovery strategies and related plans;

               - in cooperation with Certegy, test the Disaster Recovery Plan annually to ensure the Disaster Recovery Plan remains practicable and current;

               - provide up to _____ hours per system per year at the Recovery Center for testing Certegy's Disaster Recovery Plan and provide Certegy with a detailed written status report within 30 business days following each Disaster Recovery test as well as recommendations and an action plan to correct any deficiencies;

               - provide system recovery to the last backup cycle available from tapes rotated to the off-site storage location;

               - provide overall project management in the event of a Disaster or scheduled test;

               - verify that problem resolution during tests is performed in a timely manner. (Certegy may request additional test time for an additional cost based on Recovery Center availability);

               - schedule tests at dates and times acceptable to both Certegy and IBM; and

               - work with Certegy to review and update if necessary, the Critical Application and Critical Customer lists on a quarterly basis and present the results to the IPT. The IPT will resolve any financial implications that may result from such review and update.

               Certegy Responsibilities

     Certegy will provide a representative who is knowledgeable in Disaster Recovery planning and the Disaster Recovery Plan (the "Certegy Disaster Recovery Coordinator") to serve as a single point of contact for Certegy and who will:

               - act as the primary interface to IBM's Disaster Recovery Coordinator;

               - be available on a continuous basis in the event a Disaster is declared;

               -    assist IBM in the development of the Disaster Recovery Plan;

               -    in cooperation with IBM, test the Disaster Recovery Plan;

               - provide the IBM Disaster Recovery Coordinator with Certegy's updates to the Disaster Recovery Plan to ensure the Disaster Recovery Plan remains current;

               - work with IBM to review the Critical Applications and Critical Customers lists on a quarterly basis; approve test success criteria before each test; and

               - coordinate the development of a Disaster Recovery Plan for Certegy to cover those items for which Certegy has a responsibility.

-    DATA CENTER RECOVERY

          - The Hot-Site Recovery Center may be occupied for up to six (6) weeks after IBM is afforded access to the Recovery Center After six (6) weeks, IBM will provide space in the Cold Site for up to six (6) months. Such space shall be adequate to install the IBM and Certegy Configurations as set forth in the Disaster Recovery Plan.

          - In the event of an extended Disaster, IBM and Certegy wilt work together during the first six (6) weeks following the declaration of Disaster to develop and implement a planned move to the Cold Site facility. Certegy will have management and financial responsibility for providing the Certegy Configuration to the Recovery Center, the Cold Site facility and the subsequent permanent facility, if requested by Certegy, IBM will assist Certegy in obtaining such equipment. IBM will have management and financial responsibility for providing the IBM Configuration to the Recovery Center, the Cold Site facility and the subsequent permanent facility. During the occupation of the Cold Site facility, the Parties will work together to develop and implement a plan to move to the permanent facility.

          - A representative of either Party may declare a Disaster. The declaration of a Disaster and a list of the representatives designated by IBM and Certegy as authorized to declare such Disaster is specified in the Disaster Recovery Plan. The list of representatives will be reviewed and updated, if necessary, on a quarterly basis.

          - In the event of a Disaster, access to the Recovery Center or another recovery facility will be on a first-come-first-served basis and may be shared with other subscribers also experiencing a Disaster. Certegy will be provided priority access over:

          -    customers who are not Disaster Recovery Services customers;

          -    customers who have scheduled testing; and

          - customers who subsequently notify the Recovery Center that they have declared a Disaster.

     - If, in the opinion of a Party, a Disaster is imminent and such Party wishes to preempt other Disaster Recovery Services customers who may chose to wait until an actual Disaster occurs, such Party may declare a Disaster. Such declaration is still subject to the first-come-first-served conditions in Section 4.0.d. above and a two
          (2) day minimum daily usage charge will apply if the Disaster Recovery Center is reserved and not subsequently occupied as a result of such declaration.

     - If the primary Recovery Center specified in the Disaster Recovery Plan is not available when a Disaster is declared, Disaster Recovery Services will be provided at another Recovery Center or at an IBM internal information processing facility.

     - Restoration of the Certegy Critical Applications will be completed as set forth in Section G-2. Restoration of all other production Applications identified in Schedule A and associated customers will be completed in thirty (30) days based on the capacity of the IBM and Certegy Configurations listed in the Disaster Recovery Plan. Additional capacity can be provided for additional cost.

     -    IBM Responsibilities

     In the event of a declared Disaster, IBM will:

          - begin the restoration of Certegy systems within twenty-four (24) hours after disaster declaration based on the IBM and Certegy Configuration resources specified in the Disaster Recovery Plan to support Certegy's Critical Applications and Critical Customers;

          - complete the restoration of Certegy's Critical Applications and Critical Customers within ___ hours after Disaster declaration;

          - deliver the data and software archived in off-site storage to the Recovery Center designated in the Disaster Recovery Plan or at such other location as may be established by IBM thereafter;

          - restore and operate the Critical Applications on the IBM and Certegy Configurations at the Recovery Center;

          - have management and financial responsibility for providing the IBM Configuration to the Recovery Center, the Cold Site facility and the subsequent permanent facility;

          - pay all costs associated with off-site storage, up to the current Baseline set forth in the Supplement, during a Disaster;

          - pay any Recovery Center daily usage fees in the event of an actual Disaster or associated with a preemptive action if IBM is the Party declaring the Disaster or preemptive action, as set forth in Sections 4.0.c and 4.0.e of this Schedule;

          - provide adequate office space at the Recovery Center for technical support teams to conduct recovery operations (Business Resumption space is not included in this solution); and

          - pay all travel and living expenses incurred by IBM personnel in the performance of IBM's Disaster Recovery responsibilities.

     -    Certegy Responsibilities

     In the event of a declared Disaster, Certegy will:

          - perform its Disaster Recovery responsibilities as set forth in this Schedule G and the Disaster Recovery Plan;

          - pay any Recovery Center daily usage fees in the event of an actual Disaster or associated with a preemptive action if Certegy is the Party declaring the Disaster or preemptive action, as set forth in Sections 4.0.c and 4.0.e of this Schedule;

          - have management and financial responsibility for providing the Certegy Configuration to the Recovery Center, the Cold Site facility and the subsequent permanent facility;

          - furnish all supplies and storage media not included as part of the Services;

          - comply with Recovery Center procedures, including those for safety and security;

          - pay all costs associated with off-site data storage, above the current Baseline set forth in the Supplement, during a Disaster;

          - pay all travel and living expenses incurred by Certegy personnel in the performance of Certegy's Disaster Recovery responsibilities; and

          - Certegy will be responsible for all Authorized User recovery services, including any costs associated with connectivity and support.

          If the primary Recovery Center specified in the Disaster Recovery Plan is not available when a Disaster is declared, Disaster Recovery Services will be provided at another Recovery Center or at an IBM internal information processing facility.

-    DISASTER RECOVERY PLAN TEST FAILURE

If a failure occurs in the testing of the Disaster Recovery Plan and such failure results in the need for an additional test, all costs associated with the additional test will be borne by the Party responsible for the failure.

-    DATA CENTER RECOVERY FAILURE

In the event that IBM exceeds its committed recovery time at the primary Recovery Center by greater than five (5) days then, at Certegy's sole discretion, the terms and conditions set forth in Section 3.3 of the Master Agreement shall prevail.

-    RESOURCES AND GROWTH

The resources for Disaster Recovery Services are the capacities of the IBM and Certegy Configurations listed in the Disaster Recovery Plan. Growth in the IBM Configuration will be provided at a rate necessary to support Baseline adjustments and/or the percent of growth, if any, for each affected Baseline as set forth in Schedule E and the Supplement without an increase in the charges to Certegy.

-    NEW SERVICES

Additional services, functions or capacity beyond that specified in this Schedule G will be added at the request of Certegy subject to Section 3.12 of the Master Agreement.

SECTION G-2

CRITICAL APPLICATIONS AND RECOVERY TIME FRAMES

Certegy's Critical Applications supported by the IBM and Certegy Configurations listed in the Disaster Recovery Plan and the associated Disaster Recovery time frames are listed below and have been included as part of the Disaster Recovery Plan. The Disaster Recovery time frame is based on the completion of the recovery effort after declaration of Disaster.

CRITICAL APPLICATION                    RECOVERY TIME FRAME
--------------------                    -------------------


SECTION G-3
RESPONSIBILITIES MATRIX

                                                                                                       RESPONSIBILITY
                                                                                                       --------------
                              DISASTER RECOVERY RESPONSIBILITIES MATRIX                                 IBM   CERTEGY
                              -----------------------------------------                                ----   -------
                                               GENERAL
Develop requirements for Disaster Recovery
Provide overall Disaster Recovery project management
Recovery of systems and processes not covered in contract
Provide Business Resumption Services to continue Certegy operations

                                     DISASTER RECOVERY PLANNING

Review the Critical Applications list and Critical Customers list on a quarterly basis and present the results to the IPT

Update, if necessary, the Critical Applications list and the Critical Customer list on a quarterly basis

Develop Disaster declaration processes and procedures

IPT will Conduct annual Disaster Recovery Plan reviews and updates

                                  DISASTER RECOVERY PLAN MANAGEMENT

Assign an IBM Disaster Recovery Coordinator to maintain the Disaster Recovery Plan

Provide for the recovery of the Certegy Critical Applications and Critical Customers in place at the time of a Disaster as defined in Schedule G

Assign an Certegy Disaster Recovery Coordinator and maintain plans for non-covered systems and processes

                                       DISASTER RECOVERY TEST

Develop annual Disaster Recovery test plan

Assist in development of annual Disaster Recovery Plan

Provide overall coordination effort for the annual recovery test

Approve test success criteria

Produce written status report of test results within 30 business days after each disaster recovery test

Review disaster recovery test results for plan updates as appropriate

Responsible for travel expenses associated with the annual disaster recovery test (travel and expense supplies for IBM employees).

Responsible for travel expenses associated with the annual disaster recovery test (travel and expense supplies for Certegy employees)

                                         Disaster Operations

Declaration of Disaster                                                                                 As set forth
                                                                                                           in the
                                                                                                          Disaster
                                                                                                        Recovery Plan

Alert Recovery Center of Disaster situation

Begin recovery of Critical Applications and Critical Customers at the assigned Recovery Center within 24 hours after the declaration of a Disaster

Complete recovery of the Critical Applications and Critical Customers at the assigned Recovery
Center within ___ hours after Disaster declaration

Provide use of the Recovery Center Hot-Site for up to six (6) weeks during a declared Disaster for the covered applications and customers

Provide a Cold-Site for up to six (6) months after the IBM and Certegy Configurations are transferred to the Cold-Site from the Hot-Site

In the event of an extended Disaster, develop and implement a plan, during the six (6) weeks following the Disaster Declaration, to move to the Cold Site facility

In the event of an extended Disaster, assist IBM in the development and implementation of a plan, during the six (6) weeks following the Disaster

                                                                                                       RESPONSIBILITY
                                                                                                       --------------
                              DISASTER RECOVERY RESPONSIBILITIES MATRIX                                 IBM   CERTEGY
                              -----------------------------------------                                ----   -------
Declaration, to move to the Cold Site facility

During the occupation of the Cold Site facility, develop and implement a plan to move to the permanent facility

During the occupation of the Cold Site facility, assist IBM in the development and implementation of a plan to move to the permanent facility

Management and financial responsibility for providing the Certegy Configuration to the Recovery
Center, the Cold Site facility and subsequent permanent facility

Management and financial responsibility for providing the IBM Configuration to the Recovery Center, the Cold Site facility and subsequent permanent facility

Responsible for Recovery Center daily usage fees associated with an actual Disaster or preemptive action as set forth in Sections 4.0.C and 4.0.e of this Schedule G if IBM declares the Disaster or preemptive action

Responsible for Recovery Center daily usage fees associated with an actual Disaster or preemptive action as set forth in Sections 4.0.C and 4.0.e of this Schedule G if Certegy declares the Disaster or preemptive action

Responsible for travel expenses associated with Disaster Recovery operations for IBM employees during the disaster

Responsible for travel expenses associated with Disaster Recovery operations for Certegy employees during the disaster

Responsible for costs associated with off-site storage, up to the current Baseline set forth in the
Supplement, during a Disaster

Responsible for costs associated with off-site data storage, above the current Baseline set forth in the Supplement, during a Disaster

                                  SCHEDULE H OF
                          TRANSACTION DOCUMENT #______
                                 MAINFRAME TOWER
                                 TRANSITION PLAN

-    INTRODUCTION

This Schedule H sets forth an outline of the activities necessary to transition the responsibility for providing the Mainframe Tower Services from Certegy to IBM during the Transition Period and such applicable activities will be included in the Transition Plan. Within ____ days after the Execution Date of the Transaction Document, a detailed Transition Plan will be drafted by a team of the appropriate IBM personnel and Certegy Transition Personnel (the "Transition Team"). To the extent applicable to the Services provided under the Transaction Document, the detailed Transition Plan will be based upon the outline set forth in Section 3.0 through Section 5.0 below and will describe:

     - the goals, expectations and specific objectives of each portion of the Transition Plan;

     -    the technical assumptions and dependencies inherent in the Transition
          Plan;

     - all variances between Certegy Facilities (i.e., exceptions to the operating environment(s) set forth in Schedule K, unique transition requirements, etc.); and

     - the timeliness, activity dates and people responsible for individual tasks throughout the Transition Period,

The Transition Plan will be the control mechanism for determining transition responsibilities and it will contain descriptions and schedules for the required tasks. The focus of the Transition Plan activities is to ensure that the Services transfer smoothly to IBM with minimal disruption to Certegy operations.

Upon completion of the detailed Transition Plan, the Transition Team will meet weekly, or as otherwise mutually agreed, and will review and update the Transition Plan to reflect changes such as revisions to schedules, resource requirements, dependencies, and priorities and it will summarize the progress on Transition Plan activities to date.

-    DEFINITIONS

All capitalized terms used and not defined in this Schedule H shall have the same meanings given them elsewhere in the Agreement.

     - "TRANSITION MANAGER(S)" shall have the meaning set forth in Section 3.0.b.1 herein.

     - "TRANSITION TEAM" shall have the meaning set forth in Section 1.0 herein.

-    TRANSITION OVERVIEW

     -    Transition Objectives

     The transition objectives include:

          - minimizing disruptions to Certegy's business activity and Authorized Users during the Transition Period;

          - implementing the IBM system management control (SMC) disciplines, as described in Schedule E, in the Certegy operating environment to maintain a controlled environment and to provide the agreed upon levels of service to Certegy;

          - providing status updates and information to Certegy management, designated Authorized Users and the Transition Team;

          - defining the level of IBM's required assistance or participation in any Certegy Projects related to the Mainframe Tower Services already underway or planned, as set forth in Schedule N;

          - implementing a single-point-of-contact (SPOC) help desk to receive problem calls and requests for Services;

          - developing the Procedures Manual, including establishing processes and procedures that will focus on quality and customer satisfaction;

          - establishing interfaces between IBM and key Certegy business units and service organizations;

          - implementing processes and procedures which wilt assist IBM in meeting the Performance Standards and Minimum Service Levels set forth in Schedule S;


                                  July 7, 1988         Form for Master Agreement
                                   Schedule H                            Page of

          - establishing Performance Standards and Minimum Service Levels for defined Services and the metrics to be used for measuring Performance Standard and Minimum Service Level attainment in each of the specified categories; and

          - implementing processes and procedures which will assist IBM in meeting the Performance Standards and Minimum Service Levels set forth in Schedule S.

     -    Transition Methodology

     IBM's transition methodology provides that:

          - Each Party will appoint an individual who will be responsible for overseeing the completion of such Party's Transition Plan responsibilities and coordinating activities with the other Party (the "Transition Manager(s)"). The IBM Transition Manager will work closely with the Certegy Transition Manager to ensure that all Transition Plan activities are completed according to the agreed upon schedule and process(es). The Transition Managers will meet regularly to review the status of the Transition Plan activities and to resolve any issues.

          - Transition Team members will be assigned specific tasks to be accomplished within the time frames set forth in the Transition Plan. Required coordination will take place through the transition meetings chaired by the Transition Managers. The Transition Managers will determine the frequency and location of all necessary meetings. At a minimum, there will be a monthly meeting with Certegy and IBM management to review the status of the transition.

          - Because of the importance of the transition and the need to expedite all activity, it will be the responsibility of each Transition Team member to bring issues, concerns and comments to the attention of the Transition Managers at the scheduled meetings or as necessary. The plan for resolving these issues, including the identification of the responsible team member(s) and the scheduled date(s) for resolution, will be agreed upon at these meetings.

          - Any item(s) that could impede the successful, timely completion of the Transition Plan tasks will be classified as issues, problems or exposures and each should be included (with a related action plan for resolution) in updates to the Transition Plan under the sections for individual Task Plans and Alert and Concerns.

-    General Roles and Responsibilities

     -    IBM Responsibilities

     IBM, with Certegy's cooperation, is responsible for the development and implementation of the Transition Plan. Responsibilities include establishing a transition project office, management of, at a minimum, monthly transition status meetings and the tracking of all tasks. IBM will provide regular updates to Certegy management describing the following:

          -    activities scheduled during the current reporting period;

          -    activities planned for the next reporting period;

          -    change control activity:

               -    cumulative,

               -    approved,

               -    rejected,

               -    in-progress, and

               -    concerns/recommendations.

     -    Certegy Responsibilities

     Certegy will be required to assign Transition Personnel to the Transition Team to assist IBM in the development and implementation of the Transition Plan. Certegy will provide the required resources necessary to perform its Transition Plan responsibilities, including:

          - providing the appropriate Transition Personnel to jointly develop with IBM, individual Transition Plan chapters and identify the tasks needed to complete each major Service area transition;

          - providing representation and input from the Authorized User organizations who will be required to assist in defining the criteria for the operations transition portions of the Transition Plan to facilitate the migration of Certegy's application processing functions to IBM;

          - providing IBM personnel with access to the Facilities and systems affected as a result of the transition;

          - providing current, detailed data on Facilities, hardware/software configurations and inventory data related to the transition;

          - identifying all current and future known projects which are not addressed in the Transition Plan; and

          - providing, to the extent available, all required documentation related to the transition (i.e., third-party services, existing processes and procedures, systems documentation, etc.).

-    Transition Plan

     The Transition Plan will include the detailed activities as well as each Parties' respective responsibilities related to the migration from Certegy to IBM of each of the following major Service areas:

     -    Personnel Transition Plan

     This section of the Transition Plan will describe the tasks necessary to ensure the smooth transfer of the Affected Employees accepting employment with IBM or its subcontractors. The Parties will up-date the Personnel Transition Plan, as appropriate, during the _____ day period following the Execution Date of the Transaction Document. The major objectives of the Personnel Transition Plan include:

          - timely communication to the Affected Employees on employment status and IBM's employment process;

          -    maintaining employee morale during the Transition Period; and

          - providing appropriate employee orientation to, and required training for, the new environment to the Affected Employees who accept employment with IBM or its subcontractors.

     -    Processing Services Transition Plan

     This section of the Transition Plan will describe the tasks necessary to migrate the processing operations and the associated technical support to IBM at the designated Data Center. This section will also describe the process and procedures that will be used by the Parties to transfer delivery of processing Services from Certegy to IBM. The major objectives of this section of the Transition Plan include:

          - maintaining business-as-usual processing services at each Facility. Business-as-usual services will remain in effect from the Execution Date of the Transaction Document until the migration to the operating environment(s) set forth in Schedule K is completed;

          - documenting the Machines and Software components comprising the operating environment(s);

          - documenting the operations procedures (i.e., processing schedules, recovery procedures, Performance Standards and Minimum Service Levels, etc.);

          - documenting in-progress or planned Projects affecting the processing Services;

          - recommending hardware and/or software consolidation and executing a consolidation plan, if applicable;

          -    defining any additional hardware and/or software requirements;

          - establishing interfaces to key Certegy suppliers/vendors, as required by IBM to provide the Services;

          - understanding Certegy's existing operating environment processes and integrating any new processes required to support the Services; and

          - establishing the SMC procedures which will be used to manage Certegy's operating environment(s).

     -    AD/M Services Transition Plan

     This section of the Transition Plan will describe the tasks necessary to migrate the development and maintenance responsibilities included in the AD/M Services from

     Certegy to IBM. This section of the Transition Plan will also describe the process and procedures that will be used by the Parties to transfer delivery of AD/M Services from Certegy to IBM. The major objectives of this section of the Transition Plan include:

          - developing a functional organization to properly support the AD/M work to be transferred from Certegy to IBM;

          - analyzing the applications (by business unit) to determine resource availability and requirements;

          - implementing the necessary processes and procedures to effect good process management and control;

          - implementing consistent methodologies and processes for all Certegy business units;

          - implementing a common set of AD/M metrics that can be used across all Certegy business unit support groups;

          -    establishing an AD/M project office with responsibility for:

               - reviewing and developing an AD/M organization structure to support the new Services environment,

               -    initiating a resource administration plan,

               -    managing resources, including:

                    -    reviewing application projects by business unit,

                    -    evaluating open AD/M project backlog,

                    -    evaluating planned AD/M projects,

                    -    determining skills requirements,

                    - reconciling resource estimates with resource availability,

                    -    reviewing existing third party services agreements, and

                    - providing/obtaining staffing required to support projects,

               - evaluating and implementing methodologies and tools, including:

                    -    a standard AD/M methodology,

                    -    a standard AD/M project management methodology, and

                    -    standard support tools, as appropriate;

               -    establishing measurements, including:

                    -    reviewing and evaluating existing metrics,

                    - developing a function point process model that correlates with development scenarios,

                    - developing and implementing standard project status reports, and

                    - evaluating and implementing appropriate quality control processes and measurements.

                                  SCHEDULE K OF
                          TRANSACTION DOCUMENT #______
                                 MAINFRAME TOWER
    APPLICATIONS INSTALLATION STANDARDS (OPERATING ENVIRONMENT IT STANDARDS)

-    INTRODUCTION

This Schedule K defines the mutually agreed to operating environment standards as of the Execution Date of the Transaction Document (Machines and Software) which IBM will support during the term of the Transaction Document. Certegy retains financial responsibility to ensure all Software is deemed current in accordance with Section 3.0.o of Schedule E of Transaction Document #_________ as of the Execution Date of the Transaction Document.

-    APPLICATIONS SOFTWARE INSTALLATION STANDARDS

Certegy agrees that Applications Software provided to IBM for execution will meet the following requirements:

          - Programs will be fully tested for compatibility and adherence to mutually recognized Applications installation standards prior to responsibility transfer to IBM;

          -    Back out and recovery procedures will require full documentation;
               and

          -    Programs will adhere to the mutually agreed;

               -    File allocation and naming conventions;

               -    Sysout class;

               -    Job execution class;

               -    Forms standards;

               -    Accounting fields; and

               -    Job name standards.


                                  July 7, 1988         Form for Master Agreement
                                   Schedule K                            Page of

-    OPERATING ENVIRONMENT

The column on the left identifies the operating environment as of the Execution Date of the Transaction Document.

                                       MVS
--------------------------------------------------------------------------------
           OPERATING ENVIRONMENT                           CURRENT
------------------------------------------   -----------------------------------
Operating System
Job Entry System
Security
Transaction Processing
Storage Management
Problem/Change Management
Performance Management
Analysis/Reporting
REMOTE OPERATIONS
- On-line Viewing (Development)
- On-line Viewing (Production)
Scheduling
Restart/Rerun
OUTPUT PROCESSING
- Network Software
- Compiler
- Interactive Development

HARDWARE: Mainframe systems and peripheral devices will be compatible with the IBM System/390 architecture.

                                  SCHEDULE L OF
                          TRANSACTION DOCUMENT #______
                                 MAINFRAME TOWER
          SECURITY PROCEDURES AND RESPONSIBILITIES - DATA AND PHYSICAL

-    INTRODUCTION

IBM will provide security controls which are consistent with controls that are in place at Certegy as of the Execution Date of the Transaction Document. During the Transition Period, IBM will work with Certegy to develop the Security section of the Procedures Manual which will define mutually agreeable security controls which will be implemented at Certegy.

-    SECURITY MANAGEMENT

          -    IBM will:

               - in conjunction with Certegy, review security policies and procedures for effectiveness and recommend improvements;

               - maintain and update the security section of the Procedures Manual when necessary; and

               - notify Certegy immediately on IBM personnel changes that require removal or change in access.

          -    Certegy will:

               - provide IBM with Certegy's most recent security standards and practices, including updates as they occur; and

               - in conjunction with IBM, review security policies and procedures for effectiveness and recommend improvements.

-    PHYSICAL SECURITY

          -    IBM will:

               - implement controls which protect printed output from unauthorized access while under IBM's control; and

               - provide secure storage for portable storage media including, but not limited to, tapes and disk packs under IBM's control.

          -    Certegy will:

               -    provide physical security controls at the _____________
                    Site:

                    -    providing administrative and technical support;

                    - providing badge distribution, alarm monitoring and response;

                    -    conduct drills (fire, tornado, etc.); and

                    - providing emergency response (fire, medical, first aid).

               - provide IBM periodic and reasonable access to the hard copy access log reports for the badge reading devices;

               - protect infrastructure devices at the ___________ Site from unauthorized access (e.g. security system server, wiring closets); and

               - be responsible for the authorization of access control for all badge reading devices for the ____________ Site.

-    LOGICAL SECURITY

          -    IBM will:

               - keep abreast of the latest concepts and techniques associated with system and data access control and share them with Certegy's Systems Security Department upon request;

               - reset password at the Help Desk and forward calls for other user access assistance to Certegy's Systems Security Department personnel;

               - authorize system access to IBM employees and IBM sponsored vendors and contractors only to the extent necessary to perform activities required by the Master Agreement, the Transaction Document and its Schedules;

               - cooperate with Certegy in Certegy's definition and performance of tasks necessary or advisable to ensure compliance with all system and data security requirements; and

               - authorize through Certegy's Systems Security Department, dependent on proper registration to appropriate IBM personnel, read, write, create, and scratch access


                                  July 7, 1988         Form for Master Agreement
                                   Schedule L                            Page of
                    for systems commands and restricted utilities as set forth in Exhibit L-2 and on the IBM operating system files, IBM libraries, and IBM applications.

          -    Certegy will:

               - install upgrades or new releases of existing system and data access control software and established security exits as applicable;

               -    administer existing system and data access control software;

               - ensure safeguards are designed to deter and prevent intentional or accidental security violations;

               - establish, change or revoke Authorized User IDs and associated system capabilities;

               - perform reviews of systems and data access authorization at required intervals;

               - ensure Authorized Users have unique identifiers to the extent necessary;

               - conduct regular reviews of the security activity incidents report for unusual access occurrences or unsuccessful attempts and perform follow-up activities when necessary;

               - review the IBM and Certegy security policies and procedures for effectiveness and recommend improvements;

               - keep abreast of the latest concepts and techniques associated with data access control and site security;

               - be responsible for maintaining data security procedures for all Applications Software and Systems Software and access to IBM mainframe production application systems (on-line and batch), development systems and libraries;

               - be responsible for Certegy's Systems Security Departments on-line security file administration responsibility to grant read, write, create, and scratch access to Certegy's business application files and libraries (i.e., on-line responsibility to update the security file) and to grant user access to CICS transactions defined as belonging to Certegy business applications (i.e., on-line ability to update the security file), dependent on proper registration whether it be TSO, Batch or CICS Facility;

               - control and secure high level user IDs (i.e., those with global authority); and

               - administer new Applications Software job accounting criteria.

-    SECURITY RESPONSIBILITIES MATRIX

The Security Responsibilities Matrix attached hereto as Exhibit L-1 further defines the security responsibilities of the Parties.

                                   EXHIBIT L-1
                        SECURITY RESPONSIBILITIES MATRIX
                       LEGEND: "P" = PRIMARY "S" = SUPPORT

                                                            RESPONSIBILITY
                                                            --------------
                         SECURITY                            IBM   CERTEGY
                         --------                           ----   -------
PHYSICAL SECURITY
Administrative and technical support
Badge distribution, alarm monitoring and response
Emergency response (fire, medical, first aid)
Authorization of access control for badge reading devices
LOGICAL SECURITY
Access control System
- Systems installation & maintenance
- Systems upgrades
- Administrative and technical support
- Systems profile identification
- Logon ID Administration
- Password resets (Help desk)
SECURITY MANAGEMENT
Security consultancy
Identify areas for improvement
Recommend solutions

                                   EXHIBIT L-2

                   IBM SYSTEM COMMANDS & RESTRICTED UTILITIES

-    System Commands:

-    Restricted Utilities:

                                  SCHEDULE M OF
                         TRANSACTION DOCUMENT __________
                                 MAINFRAME TOWER
                               HELP DESK SERVICES

-    INTRODUCTION

IBM shall staff a Mainframe Tower Help Desk to provide a single-point-of-contact in support of Authorized Users as of the Execution Date of the Transaction Document. Such support will be provided through the Mainframe Tower Help Desk, and will include first level problem determination, resolution and/or tracking for Authorized Users who are using the Services.

-    HOURS OF OPERATION

The Help Desk hours of operation will be ___ hours a day, ___ days a week.

-    DEFINITIONS

All capitalized terms used and not defined in this Schedule M shall have the same meanings given them elsewhere in the Agreement.

          - "LEVEL 1 SUPPORT" means, with respect to Machines and Software, receiving the initial call, problem recording, isolation to a failing subsystem (i.e., workstation, network, application, etc.), call routing and problem tracking.

          - "LEVEL 2 SUPPORT" means, with respect to Machines and Software, performing or leading the Authorized User through the maintenance diagnostic routines to isolate to a failing component of the subsystem and includes, in the case of an Authorized User, either replacing the failing component or coordinating the shipping of the replacement component to the Authorized User.

          - "LEVEL 3 SUPPORT" means, with respect to Machines and Software, diagnosing or repairing the failure within the component.

-    RESPONSIBILITIES

          -    IBM Responsibilities

          IBM shall perform, without limitation, the following functions in connection with the Mainframe Tower Help Desk:

               -    recycle, start and stop devices;

               - support first level Machines and Software problems, including problem logging, assigning incident numbers and vendor dispatch. If a vendor or maintenance provider is contacted to resolve a problem, the Help Desk will monitor and call back the Authorized User to report on the progress of problem resolution and will tog the final resolution of the problem;

               - provide assistance for problems pertaining to the procedures for a new environment;

               - update Certegy with complete and accurate Systems status within an appropriate time frame. The updates should be provided during as well as after problem resolution;

               - initiate a Problem Management Record to document service outages;

               - assign call severity codes based on user information and the following severity criteria;

                    -    Severity 1:

                         - Solid or intermittent problems that make the system unavailable

                         -    Loss of a critical Application

                    -    Seventy 2:

                         -    Loss of a noncritical Application

                         -    Degradation of a critical function

                         -    Solid or intermittent problems of low impact

                    -    Severity 3:

                         -    Degradation of a noncritical Application

                         -    Loss of a noncritical function

                         - Problems that degrade but do not prevent accessibility/usability

                    -    Severity 4:

                         -    Problems of a low impact to Authorized Users


                                  July 7, 1988         Form for Master Agreement
                                   Schedule M                            Page of

               - report on the status of batch jobs upon request (including after hours and weekend coverage);

               -    manage and monitor daily data transmissions;

               - notify designated Certegy personnel of systems or equipment failures, or of an emergency, according to the Procedures Manual;

               - maintain and distribute an updated Help Desk telephone number listing as required;

               -    reset passwords; and

               - provide monthly reports to Certegy and vendors assessing IBM's performance with respect to the established Help Desk Performance Standards and Minimum Service Levels, if any, for call resolution as specified in Schedule S.

          -    Certegy Responsibilities

          Certegy will be responsible for the following:

               - maintaining an updated contact listing for use by the Help Desk in contacting appropriate Certegy personnel for assistance/notification as specified above;

               - review and approve Help Desk call prioritization and escalation procedures;

               - communicate support responsibilities and procedures to Certegy business unit contact personnel and third party service providers;

               - assist IBM in ensuring that Certegy's support organizations and vendors report problem status and resolution back to the Help Desk and in resolving any Certegy vendor performance problems affecting IBM's provision of the Services;

               - provide an adequate level of system authority and communications access (e.g., physical links, modem connections, and analog lines) for all products and resources for which IBM has Services responsibility;

               -    authorize system IDs;

               - assist IBM in the development of Help Desk operational procedures by providing input to, and review and approval of, such procedures;

               - allow IBM to utilize remote access capability to remotely diagnose problems;

               -    report problems and forward service requests to the Help
                    Desk.

               -    reporting problems to the Help Desk; and

               - help desk support for functions currently retained by Certegy.

                                  SCHEDULE N OF
                          TRANSACTION DOCUMENT #______
                                 MAINFRAME TOWER
                                    PROJECTS

-    INTRODUCTION

This Schedule N describes the methodology by which Projects will be-performed in conjunction with the Transaction Document and the overall Project Management process that will be implemented in order to support delivery of such Projects. The level at which a project will be managed will be determined by the scope of the work and the Deliverables to be provided under the project.

-    DEFINITIONS

All capitalized terms used and not defined in this Schedule N shall have the same definition as in the Agreement, the Transaction Document and its Schedules. As used herein:

          - "ACCEPTANCE" or "ACCEPTED" means Certegy's concurrence that a Deliverable satisfies the Completion Criteria set forth in the Project Plan.

          - "CHANGE AUTHORIZATION" has the meaning set forth in Section 8.0 herein.

          - "COMPLETION CRITERIA" means mutually agreed upon written conditions that IBM is required to meet in order to satisfy its obligations for each project as set forth in the applicable Project Plan.

          - "DELIVERABLE" means any item delivered to Certegy under a project which is specified in the Project Plan as a Deliverable.

          -    "PROJECT CHANGE REQUEST" or "PCR" has the meaning set forth in
               Section 6.0 herein.

          -    "PROJECT PLAN" has the meaning set forth in Section 3.0 herein.

          - "PROJECT MANAGER" has the meaning set forth in Section 3.0 herein.

-    PROJECT MANAGEMENT PROCESS

IBM's Project Management process is based upon the premise that the IBM Project Executive will have overall responsibility and accountability to meet all agreed upon quality, cost, schedule and technical objectives of the project. In addition, each party will assign an individual to each project to act as their respective representative with responsibility for specific operational roles as described below and further delineated in the Project Plan ("Project Manager"), Based upon the scope of the work and the Deliverables to be provided under a project, a Project Manager may be assigned to oversee multiple Projects.

Each project whether included as of the Execution Date of the Transaction Document or subsequently added at the request of Certegy, subject to Section
3.12 of the Master Agreement, will have a plan developed (the "Project Plan") and, upon approval by both Parties, the Project Plan will be assigned a sequential number and will be attached to, and become a part of, this Schedule (e.g., Mainframe Project Plan N-1/Title, Mainframe Project Plan N-2/Title, etc.). The terms and conditions of the Master Agreement and the Transaction Document will apply to each project unless otherwise amended by the applicable Project Plan.

-    PROJECT MANAGERS

          -    IBM Responsibilities

          IBM will assign a Project Manager who wilt have the authority to act on behalf of IBM in all matters pertaining to the project with the exception of contractual endorsement. The IBM Project Manager will;

               - manage the project for IBM including planning, directing, and monitoring all project activities;

               - develop the detailed Project Plan in conjunction with the Certegy Project Manager;

               - maintain files of the Project Plan and any associated documentation;

               - establish the project team and, in conjunction with the Certegy Project Manager, apprise team members regarding the Project Management process and the Project Plan, including individual responsibilities, Deliverables, schedules, etc;


                                  July 7, 1988         Form for Master Agreement
                                   Schedule N                            Page of

          - be the primary point of contact to Certegy for the project to establish and maintain communications with the Certegy Project Manager;

          - define and monitor the support resources required for the project to ensure these resources are available as scheduled;

          -    measure, track and evaluate progress against the Project Plan;

          - resolve issues that may arise due to deviations from the Project Plan with the Certegy Project Manager;

          - administer and, in conjunction with the Certegy Project Manager, be accountable for project change control;

          - plan, schedule and participate in periodic project reviews, as applicable, including review of the work products being produced;

          - provide periodic written status reports to Certegy that provide information such as schedule status, technical progress, issue identification and related action plans; and

          - establish and maintain the necessary financial controls for those areas of the project for which IBM has responsibility.

     -    Certegy Responsibilities

     Certegy will assign a Project Manager who will have the authority to act on behalf of Certegy in all matters pertaining to the project with the exception of contractual endorsement. The Certegy Project Manager will:

          - by the single-point-of-contact for the management of Certegy's obligations under the project;

          - serve as the interface between the project team members and Certegy's business functions, units, or Affiliates participating in the project;

          - define Certegy's business and technical requirements for each project;

          - develop the detailed Project Plan in conjunction with the IBM Project Manager and ensure that the Project Plan meets Certegy's business and technical requirements;

          - establish the project team and, in conjunction with the IBM Project Manager, apprise team members regarding the Project Management process and the Project Plan, including individual responsibilities, Deliverables, schedules, etc.;

          - provide operational guidance to, manage and be accountable for the performance of Certegy personnel assigned to the project;

          - administer and, in conjunction with the IBM Project Manager, be accountable for project change control;

          -    attend project planning/review/status meetings, as required;

          - obtain and provide information, data, decisions and approvals, within three days of IBM's request, unless otherwise mutually agreed;

          - coordinate and schedule the attendance of Certegy personnel, as appropriate, at planning/review/status meetings;

          - assist in the resolution of project issues and/or escalate within Certegy for resolution as needed;

          - establish and maintain the necessary financial controls for those areas of the project for which Certegy has responsibility; and

          - review and provide written confirmation that the Deliverables meet the Completion Criteria set forth in the applicable Project Plan.

          Each Party will give the other Party reasonable advance notice, in writing, of a change to their respective Project Manager and will discuss any objections the other Party may have to such change.

-    PROJECT PLAN

     A Project Plan must be completed for each project and should contain the following information:

     -    PROJECT MANAGERS

     This section will identify the Parties' respective Project Managers including name, address, telephone number, pager number, and fax number.

     -    PURPOSE AND SCOPE OF WORK

     This section will provide a summary of the overall purpose of the project and define the scope of work to be performed.

     -    ASSUMPTIONS/DEPENDENCIES

     This section will describe any key assumptions, dependencies, or critical success factors upon which the project will be based and/or is dependent upon for successful completion.

     -    DEFINITIONS

     This section will define any terms specific to a project.

     -    IBM RESPONSIBILITIES

     This section will describe the responsibilities which IBM is required to perform in order to complete the project.

     -    CERTEGY RESPONSIBILITIES

     This section will describe the responsibilities which Certegy is required to perform in order to complete the project.

     -    REQUIRED EQUIPMENT AND MATERIALS

     This section will list all required equipment and materials including, but not limited to, hardware and software, which each Party must provide in order to facilitate completion of the project.

     -    DELIVERABLES

     This section will provide a description of any items to be delivered by IBM under the project.

     -    ESTIMATED SCHEDULE

     This section will provide the planned schedule for completion of the project, including any milestones and target dates for completion.

     -    COMPLETION CRITERIA

     This section will state the criteria which IBM must meet in order to satisfy its obligations under the project.

     -    CHARGES/INVOICING

     This section will specify the applicable charges for the project and the basis for such charges and the terms for IBM's invoicing if different from those contained in the Transaction Document.

     -    ADDITIONAL OR UNIQUE TERMS AND CONDITIONS

     This section will identify any terms and conditions in addition to or different from those contained in the Master Agreement and the Transaction Document.

-    PROJECT CHANGE CONTROL

Either Party may request a change to a project subject to the following procedure: All requests for a project change must be submitted via a Project Change Request ("PCR"). The PCR must describe the change in detail, the rationale for the change and the effect the change will have, if accepted, or the impact it will have if rejected, on the project. The Project Manager of the requesting Party will review the PCR and determine whether to submit the request to the other Party.

If submitted, both Project Managers will review the proposed change and approve it for further investigation, if required, or reject it. If the Parties agree that the proposed change requires further investigation, the Project Managers will authorize such investigation, and any charges by IBM that IBM specifies for such investigation; by signing the PCR. The investigation to be conducted will determine the technical merits and the effect on price, schedule, and other terms and conditions that may result from the implementation of the proposed change. The requesting Party's Project Manager may then approve or reject the change.

If rejected, the PCR will be returned to the requesting Party along with the reason for rejection. If approved, the change will be implemented by providing written authorization signed by an authorized representative of both Parties ("Change Authorization").

-    COMPLETION

IBM will notify Certegy, in writing, when the Completion Criteria for a Deliverable has been met. Certegy must inform IBM, in writing, within ten (10) business days following receipt of IBM's notification if Certegy believes IBM has not met the Completion Criteria, together with reasonable detail as to the reasons for such belief. If IBM does not receive written notice within such period, then the Deliverable(s) will be deemed Accepted.

                          MAINFRAME TOWER PROJECT PLANS

            THERE ARE NO MAINFRAME TOWER PROJECTS APPROVED AS OF THE
                   EXECUTION DATE OF THE TRANSACTION DOCUMENT

                                  SCHEDULE S OF
                          TRANSACTION DOCUMENT # ______
                                 MAINFRAME TOWER
        PERFORMANCE STANDARDS, MINIMUM SERVICE LEVELS AND SERVICE CREDITS

-    INTRODUCTION

          -    This Schedule S describes:

               - certain duties, obligations and responsibilities of IBM, including the Performance Standards and Minimum Service Levels for defined Services which IBM is required to meet during the term of the Transaction Document;

               - the Performance Standards and Minimum Service Levels for the defined Services which IBM is required to meet during the term of the Transaction Document. Such Performance Standards and Minimum Service Levels are set forth in Charts S-1 through S-_____ of Exhibit S-1 to this Schedule;

               - Performance Standards for the defined Services which IBM is to report on during the term of the Transaction Document. Such report-only Performance Standards are set forth in Exhibit S-2 to this Schedule;

               - penalties, liquidated damages and assessments which may be levied against IBM for failure to meet certain levels of performance; and

               -    certain Certegy responsibilities.

-    DEFINITIONS

All capitalized terms used and not defined in this Schedule S shall have the same meanings given them elsewhere in the Agreement.

          - "ACTUAL UPTIME" means of the Scheduled Hours, the aggregate number of hours in any month during which the Host System and/or each defined Application is actually available for use by Authorized Users.

          - "APPLICATION" means individual subsystems or environments comprising the Applications Software.

          - "AVAILABILITY" means actual Uptime plus Excusable Downtime divided by Scheduled Uptime. For purposes of determining whether IBM's performance meets any availability Performance Standard and Minimum Service Level, Availability will be measured based on a monthly average during each month of the term of the Transaction Document, to be calculated once monthly within ten business days following the end of each calendar month.

          - "EQUIVALENT DAY" means the same day of the week in the same week of the previous year with adjustments for holidays.

          - "EXCUSABLE DOWNTIME" means of the Scheduled Uptime, the aggregate number of hours in any month during which the Host System and/or each defined critical Application is down due to action or inaction by Certegy or due to a Force Majeure Event (as defined in Section 17.3 of the Master Agreement), which failure is not attributable to IBM's failure to exercise due care including, without limitation, failure to provide proper preventive or remedial maintenance.

          -    "HOST SYSTEM" means Data Center Machines and related Systems
               Software.

          - "MEASUREMENT PERIOD" has the meaning set forth in Section 4.0.a herein.

          - "MINIMUM SERVICE LEVEL" or "MSL" means the level of performance set forth in Charts S-1 through S-_____ of Exhibit S-1.

          - "SCHEDULED DOWNTIME" means of the Scheduled Hours, the aggregate number of hours in any month during which the Host System and/or each defined critical Application is scheduled to be unavailable for use by Authorized Users due to such things as preventive maintenance, system upgrades, etc. Scheduled Downtime must be mutually agreed to by the Parties.

          - "SCHEDULED HOURS" means the days of the week and hours per day that the Host System and/or each defined critical Application is scheduled to be available for use by Authorized Users, subject to adjustment for mutually agreed upon Scheduled Downtime.


                                  July 7, 1988         Form for Master Agreement
                                   Schedule S                            Page of

          - "SCHEDULED UPTIME" means of the Scheduled Hours, the aggregate number of hours in any month during which the Host System and/or each defined critical Application is scheduled to be available for use by Authorized Users.

-    PERFORMANCE COMMITMENT

For those Services for which there are existing service levels, which are the levels of service historically achieved by Certegy and which have been measured and reported on a consistent basis, IBM's performance of the Services will equal or exceed such service levels and such service levels will be set forth in Exhibit S-1 as IBM's committed Performance Standards. IBM will submit to Certegy a report or set of reports assessing IBM's performance during the previous calendar month against the service levels and/or service level objectives set forth in Charts S-1 through S-____.

-    MEASUREMENT PERIOD

          - During the 180 days following the Execution Date of the Transaction Document (the "Measurement Period"), IBM's performance of the Services will be measured as follows;

               - for those Services for which there are no existing service levels, IBM and Certegy will mutually agree upon and establish Performance Standards and Minimum Service Levels.

               - Service Level Credits will not apply during the Measurement Period.

          - During the Measurement Period, IBM will use standard measurement tools to monitor the performance levels for the Services described below to serve as input for establishing defined Performance Standards and Minimum Service Levels; provided, however, that should it be determined that the Measurement Period is not indicative of Certegy's normal operating environment, the Parties will mutually define another period which is representative of Certegy's normal operating environment as the Measurement Period and agree on the Performance Standards and Minimum Service Levels. The Performance Standards and Minimum Service Levels will be validated and established by taking into account the average levels of performance achieved by Certegy prior to the Execution Date of the Transaction Document, the levels achieved jointly by IBM and Certegy during the applicable Measurement Period, and the performance levels required by any applicable agreements between Certegy and the recipients of the Services.

          - Upon completion of the Measurement Period, Charts S-1 through S-_____ will be updated to reflect the mutually agreed-upon Performance Standards and Minimum Service Levels and criteria and a copy will be distributed to Certegy.

-    MINIMUM SERVICE LEVELS

Minimum Service Levels for specific Services will be established or validated during the Measurement Period based upon the established performance standards for such Services as set forth herein. Since it may not be possible to ascertain the exact point at which to set the MSL for certain Services, such levels will be established according to one of the following:

          - at a point that is just less than the greatest deviation below the Performance Standard, provided, however, that the MSL may not be less than one percentage point deviation from the Performance Standard;

          - in the case where no deviation occurs during the Measurement Period, set the MSL at a level that is one percentage point below the Performance Standard; or

          - for those Services having a Performance Standard of 100 percent, set the MSL at 99 percent.

-    REPORTING

By the tenth business day of each month, IBM will submit to Certegy a report or set of reports assessing IBM's performance against the Performance Standards and the Minimum Service Levels during the previous calendar month. IBM will also be responsible for promptly investigating and correcting failures including failures to meet such Performance Standards and Minimum Service Levels by:

          - initiating problem investigations to identify root causes of failures;

          - promptly reporting problems to Certegy that reasonably could be expected to have a material adverse effect on Certegy operations; and

          - making written recommendations to Certegy for improvement in procedures.

          IBM shall diligently identify root causes, correct problems and minimize recurrences of missed Performance Standards and Minimum Service Levels for which it is responsible. Certegy will use commercially reasonable efforts to correct and minimize the recurrence of problems for which Certegy is responsible and which prevent IBM from meeting the Performance Standards and Minimum Service Levels.

-    ANNUAL REVIEW

Performance Standards and Minimum Service Levels will be reviewed and adjusted, if applicable, annually by the IPT. Any adjustments will be based upon:

          - technology changes to the environment, reference Section 8.0 below.

          -    Certegy business change, reference Section 9.0 below.

Otherwise, these Performance Standards and Minimum Service Levels will remain the same.

-    BENCHMARKS

          - Should any of the factors which may influence or determine the attainment of a Performance Standard and Minimum Service Level (e.g., software or hardware changes) become subject to change, IBM and Certegy will create mutually agreed upon parameters against which a benchmark will be taken both prior to and subsequent to such change in order that:

          - the affected Performance Standard and Minimum Service Level can be adjusted accordingly; or

          - IBM and Certegy will mutually agree on a new Performance Standard and Minimum Service Level.

-    PERFORMANCE STANDARD AND MINIMUM SERVICE LEVEL IMPACT

In the event an unexpected or unplanned demand by Certegy for Data Center or Network resources, which exceeds the capacity normally available to Certegy, impacts IBM's ability to meet a Performance Standard(s) and Minimum Service Level(s) and IBM can demonstrate that Performance Standard(s) and Minimum Service Level(s) degradation is due in whole or in part to such demand, then IBM will be relieved of such Performance Standard(s) and Minimum Service Level(s) impact, to the extent that the degradation is caused by the unexpected or unplanned demand, for a period of time which shall end at the earlier to occur if:

          -    the termination of the unexpected or unplanned resource demand;
               or

          - when IBM provides the additional resource capacity necessary to accommodate the unexpected or unplanned demand, subject to Certegy's payment as previously agreed.

-    PERFORMANCE STANDARD AND MINIMUM SERVICE LEVEL CRITERIA

          - ON-LINE APPLICATIONS AVAILABILITY AND SCHEDULED HOURS: On-line Application services will be made available in accordance with the service periods set forth in Exhibit S-1 to this Schedule S. IBM shall perform the Services as necessary to meet each of the availability Performance Standards and Minimum Service Levels set forth in Exhibit S-1 relating to each defined Application. Changes to the service periods must be made in writing and approved by the IPT.

          - SCHEDULED BATCH SERVICES: IBM will perform scheduled batch processing services in accordance with the Performance Standards and Minimum Service Levels set forth in Exhibit S-1. IBM's commitment to the batch services Performance Standards and Minimum Service Levels is contingent upon IBM's receipt from Certegy of critical inputs by the designated time, and successful completion of the appropriate Application batch job stream to the extent controlled by Certegy. Certegy recognizes that its deviation from scheduled batch job streams may result in batch output not being available by the scheduled time. The critical inputs for each batch processing job shall be mutually agreed upon. If Certegy fails to deliver any critical input by the deadline set forth in Exhibit S-_____ for the applicable batch processing job, or deviates from scheduled batch job streams, IBM will use its best efforts, once the input is received, or corrections are made by Certegy, to complete such batch processing by the scheduled time.

          -    ADDITIONAL PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS:

               - NEW APPLICATIONS: Performance Standards and Minimum Service Levels for new Applications which are critically material to Certegy's business shall be set forth in Exhibit S-1. The Availability Performance Standard and Minimum Service Level for each new Application shall be negotiated between IBM and Certegy based on actual performance during the first 90 days following implementation balanced with performance forecasts (new Applications shall meet the mutually agreed qualification criteria and be compatible with the Applications Installation Standards specified in Schedule
                    K); provided, however, that such new Application Availability Performance Standard and Minimum Service Level shall be consistent with the standards set forth in Exhibit S-1 for other comparable Applications.

               - NEW SERVICES: When New or additional Services, other than new Applications, for which there will be a Performance Standard and Minimum Service Level are added to the operating environment, the Performance Standard and Minimum Service Level for each New or additional Service shall be negotiated between IBM and Certegy based on actual performance during the first 90 days following implementation. Such mutually agreed upon Performance Standard and Minimum Service Level will be set forth in Exhibit S-1.

-    SERVICE CREDITS

          -    Introduction

          In accordance with Section 9.9 of the Master Agreement, should IBM fail to achieve the Minimum Service Levels as set forth in Exhibit S-1, IBM will pay Service Credit(s) to Certegy. IBM will be relived of responsibility in accordance with the provisions of the Master Agreement and the Transaction Document for any Minimum Service Level(s) and any associated Service Credits to the extent affected by the items described below where IBM's failure to meet the Minimum Service Level(s) is due to:

               -    problems resulting from components
                    (hardware/software/network) for which Certegy is responsible including the inability of such components to correctly process date-related data without resulting in or causing logical or mathematical inconsistencies;

               - problems determined to be caused by the actions or inactions of Certegy's personnel;

               - changes made to the environment which were not communicated in accordance with the Change Management Procedures (e.g., installation of applications which were not tested and approved for production use);

               -    Certegy's prioritization of available resources;

               - Certegy's failure to perform Certegy's obligations as set forth in the Master Agreement and trie Transaction Document to the extent such failure affects IBM's ability to perform the Services at the specified Minimum Service Levels (e.g., provision of adequate system capacity to provide the Minimum Service Level commitments, environmental factors/facilities, Certegy procedural errors);

               - performance or nonperformance by Certegy's third party vendors and suppliers; or

               - circumstances that constitute a Force Majeure Event as specified in Section 17.3 of the Master Agreement.

          -    Service Credits Calculation

          For failure to meet the Minimum Service Level, the Service Credits will be determined as follows:

               - Each of the Service categories qualifying for Service Credits in the event of a missed MSL will be assigned a weighting factor and the total of the weighting factors must not exceed 1.25. The weighting factors are:

CATEGORY   WEIGHTING FACTOR
--------   ----------------
                 0.___
                 0.___

CATEGORY   WEIGHTING FACTOR
--------   ----------------
                 0.___
                 0.___
                 0.___
                 0.___
                 0.___
                 0.___

          - Failure to meet the MSL in a specific category for each month will result in a Service Credit amount which will be determined by multiplying the product of the weighting factor for that category times the monthly portion of the Tower Price times the corresponding occurrence. To qualify as a 2nd occurrence or greater, the failure to meet the Minimum Service Level must occur in consecutive months within the same category.

                         PERCENTAGE OF THE MONTHLY PRO RATA
                             PORTION OF THE TOWER PRICE
  CONSECUTIVE MONTHS          (TOTAL OF ALL CATEGORIES)
  ------------------     ----------------------------------
1st occurrence                           5%
2nd occurrence                          10%
3rd occurrence                          15%
4th occurrence                          20%
Subsequent occurrences                  20%

For example, if the monthly pro rata portion of the Tower Price is $400,000.00 and IBM has failed to meet the Minimum Service Level for a category with a weighting factor of .20 for two consecutive months, the applicable credit would be:

                      (.20 X $400,000.00) X 0.10= $8,000.00

IBM will return to normal status with respect to Minimum Service Level attainment when IBM's monthly performance for that category meets or exceeds the applicable Minimum Service Level. Any subsequent failure to meet the Minimum Service Level for that category shall be deemed to be a 1st occurrence.

In no event will IBM be liable for Service Credits in a month which, in the aggregate of all Towers, are in excess of 20% of the pro rata portion of the Annual Services Charge for that month.

     -    Multiple and Related Failures to Meet Minimum Service Levels

     Failure to meet Minimum Service Levels in multiple Service Credit categories arising out of or related to a single event or a related series of events shall be treated as a failure in the first Service Credit category affected by the event(s) for the purpose of calculating Service Credits payable by IBM hereunder.

                                   EXHIBIT S-1
                PERFORMANCE STANDARDS AND MINIMUM SERVICE LEVELS

                                    CHART S-1
                                  AVAILABILITY

SYSTEM    SCHEDULED HOURS    PERFORMANCE STANDARD   MINIMUM SVC LEVEL
------   -----------------   --------------------   -----------------
         Mon-Fri ___ - ___           ____%                  ____%
         Sat-Sun ___ - ___           ____%                  ____%

         Mon-Fri ___ - ___           ____%                  ____%
         Sat-Sun ___ - ___           ____%                  ____%

         Mon-Fri ___ - ___           ____%                  ____%
         Sat-Sun ___ - ___           ____%                  ____%

                                    CHART S-2
                            SCHEDULED BATCH SERVICES

APPLICATION   INPUT/DEADLINE   OUTPUT/DEADLINE   PERFORMANCE STANDARD   MINIMUM SVC LEVEL
-----------   --------------   ---------------   --------------------   -----------------
                                                         _____%                _____%
                                                         _____%                _____%
                                                         _____%                _____%
                                                         _____%                _____%
                                                         _____%                _____%
                                                         _____%                _____%

                                   EXHIBIT S-2
                        REPORT ONLY PERFORMANCE STANDARDS

                                   EXHIBIT S-2

It is important to know if certain events have occurred when required and to monitor the trend level of service provided, but is not necessary to track these events as Performance Standards or Minimum Service Levels. A certain level of performance is expected for each item and the performance should not trend in a negative direction. This report will be distributed monthly following the same schedule as the attainment reports for Performance Standards and Minimum Service Level set forth in Exhibit S-1 of this Schedule S.

                                    CHART S-1

NO #   REPORTING ITEM   FREQUENCY   DATA SOURCE
----   --------------   ---------   -----------


                                    CHART S-2
                                  AVAILABILITY

REPORTING ITEM    SCHEDULED HOURS    PERFORMANCE STANDARD
--------------   -----------------   --------------------
                 Mon-Fri ___ - ___          ____%
                 Sat-Sun ___ - ___          ____%

                 Mon-Fri ___ - ___          ____%
                 Sat-Sun ___ - ___          ____%

                 Mon-Fri ___ - ___          ____%
                 Sat-Sun ___ - ___          ____%

                                  SCHEDULE T OF
                          TRANSACTION DOCUMENT #______
                                 MAINFRAME TOWER
                      CERTEGY PROVIDED OFFICE FURNISHINGS


                                  July 7, 1988         Form for Master Agreement
                                   Schedule T                            Page of

CERTEGY/IBM CONFIDENTIAL

                                    EXHIBIT 6

            Integrated Planning Team Charter and Operating Procedures

MISSION

The Integrated Planning Team ("IPT") will manage the Certegy/IBM relationship for the Services as set forth in Section 6 of the Master Agreement and this
Exhibit 3. The focus of this group is the coordination and communication of activities under the Master Agreement (not day-to-day operations). The IPT will be the focal point for interpretation, consultation and recommendations of the Master Agreement for both Certegy and IBM globally.

SCOPE

Global coordination of

     -    Master Agreement

     -    Software purchases

     -    Non-standard service/product requests

Maintain a schedule of all changes for Certegy, globally

     -    Retain copy of capacity projections by site and device

     -    Retain capacity actuals monthly, by site and device

     -    Retain copy of hardware and software inventory

Check and Balance

     -    Hardware and software inventory

     -    Global I/T resource

Reporting to country and data center CIOs, data center managers and business unit interfaces

     -    Capacity projections

     -    Hardware projections

     -    Requests for Service (RFS) status

     -    Rollup of businesses plans and budges

Deliverables

     -    Recommendations on where applications run, globally

     -    Quarterly: rollup of capacity actuals and projections

     -    Summary of requirements and projections

TEAM MEMBERS

The IPT will be comprised of two groups, each with Certegy and IBM members. The first group will be a full-time team with operational responsibility to carry out the mission and scope of the IPT. The second will be an advisory group consisting of Certegy and IBM data center managers from each global unit. This group will provide global policy and priority direction to the operational team.

CERTEGY/IBM CONFIDENTIAL

     -    Operational Group

          4 total full-time staff (2 Certegy and 2 IBM Global Services) to be assigned by the chair Person for each of Certegy and IBM)

      FUNCTION/ROLE         CERTEGY       IBM
      -------------        ---------   ---------
Sponsor (Chair person)     Senior VP   Senior PE
Administrative Assistant
Technical Consultants:
   Mainframe
   Midrange
   Micro/LAN
   Network
Financial Consultant
Contract Specialist
Capacity Planner
Functional Manager

     -    Advisory group

          Certegy and IBM data center managers representing each Certegy global unit. If this advisory group were in place today the organization member grid would be:

      FUNCTION/ROLE         CERTEGY       IBM
      -------------        ---------   ---------
Chair person               Senior VP   Senior PE
Data Center Managers
Canada
   Mexico
   U.K.
   U.S. - Atlanta

STAFF JOB FUNCTIONS

     Administrative Assistant

          This AA will provide administrative support for the team. This includes document processing, calendar/meeting management and travel planning support.

     Technical Consultant - Mainframe

          This consultant is responsible for all technical aspects of the agreement as it relates to the Mainframe environment. This includes capacity status, capacity projections, hardware and software inventory and requests for services recommendations.

     Technical Consultant - Midrange

          This consultant is responsible for all technical aspects of the agreement as it relates to the Midrange environment. This includes capacity status, capacity projections, hardware and software inventory and requests for services recommendations.

     Technical Consultant - Micro/LAN

          This consultant is responsible for all technical aspects of the agreement as it relates to the Micro/LAN environment. This includes capacity status, capacity projections, hardware and software inventory and requests for services recommendations.

CERTEGY/IBM CONFIDENTIAL

     Technical Consultant - Network

          This consultant is responsible for all technical aspects of the agreement as it relates to the Network environment. This includes capacity status, capacity projections, hardware and software inventory and requests for services recommendations.

     Financial Consultant

          This consultant is responsible for analysis of business plans and budgets for future or additional requirements.

     Contract Specialist

          This function would be responsible for agreement content understanding and interpretation.

     Capacity Planning Consultant

          This consultant is responsible for maintaining, reporting and analysis of monthly global capacity status and projections for current and future operations.

     Functional Manager

          Overall department and personnel management of the Integrated Planning Team.

CRITICAL SUCCESS FACTORS

     Proper Staffing

          To be able to handle the workload the staffing levels must be maintained. The Contracts Administrator and Administrative Assistant are critical functions that allow the technical consultants to work on the issues that result in meeting our mission objections.

     Technology Consultants

          The Technology Consultants must be full time members of the team. The Technology Consultants cannot have operational responsibilities. For the team to be successful, the Technology Consultants must be focused on capacity status, capacity projections, hardware and software inventory and requests for services recommendations.

     Funding

          For this team to be successful, it must be funded. This critical function be fully funded for personnel, space, equipment, travel and training.

     Executive Sponsorship

          This team has to have the active, on-going sponsorship of Certegy and IBM Global Services executives (Certegy Senior VP and IBM GS Senior
          PE) to maintain the focus on this organizations mission.

                                  Schedule A of

                           Transaction Document #01-01

                                 Mainframe Tower

                              Applications Software

This Schedule lists the Applications Software - Certegy and Applications Software - IBM that IBM will operate for Certegy in performance of the Services.

This is an inventory listing and will be updated during the term of this Transaction Document.

SECTION A-1 APPLICATIONS SOFTWARE - CERTEGY

                MAINFRAME TOWER: APPLICATIONS SOFTWARE - CERTEGY

                                                                         RESPONSIBILITY
                                                                      (I = IBM P = CERTEGY)
ITEM                                                          ------------------------------------
 NO.     PREFIX     APPLICATION NAME/DESCRIPTION   LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   ---------   -----------------------------   --------   -------   ------   --------   ------
  1    Base 2000   The Bank Card System             Certegy      I         C        C         C
  2    Base 2000   FBS credit card authorization    Certegy      I         C        C         C
  3    Base 2000   Collections                      Certegy      I         C        C         C
  4    Base 2000   Cardholder                       Certegy      I         C        C         C
  5      Triad                                      Certegy      I         C        C         C

SECTION A-2 APPLICATIONS SOFTWARE - IBM

                  MAINFRAME TOWER: APPLICATIONS SOFTWARE - IBM

                                                                         RESPONSIBILITY
                                                                      (I = IBM C = CERTEGY)
ITEM                                                          ------------------------------------
 NO.     PREFIX     APPLICATION NAME/DESCRIPTION   LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   ---------   -----------------------------   --------   -------   ------   --------   ------


IBM IS NOT OPERATING ANY IBM MAINFRAME TOWER APPLICATIONS SOFTWARE -IBM AS OF THE COMMENCEMENT DATE

NOTES:

(1) "OPER" means operational responsibility for the Applications Software listed in this Schedule.

(2) "FIN" means financial responsibility for license fees, maintenance charges, Maintenance Releases and any other related charges for the Applications Software listed in this Schedule but does not include the cost for new Versions. Certegy has financial responsibility for all costs related to the purchase of new Versions.

(3) "MAINT" means maintenance responsibility, including applying fixes, corrections, and minor enhancements (but not necessarily the financial responsibility for such) for the Applications Software listed in this Schedule.

(4) "DEV" means maintenance development responsibility, including the programming of any regulatory/statutory mandated changes, version upgrades, or major enhancements for the Applications Software listed in this Schedule.

                                  Schedule A of

                           Transaction Document #01-01

                                  Network Tower

                              Applications Software

This Schedule lists the Applications Software - Certegy and Applications Software - IBM that IBM will operate for Certegy in performance of the Services.

This is an inventory listing and will be updated during the term of the Transaction Document.

SECTION A-1 APPLICATIONS SOFTWARE - CERTEGY

                 NETWORK TOWER: APPLICATIONS SOFTWARE - CERTEGY

                                                                         RESPONSIBILITY
                                                                      (I = IBM C = CERTEGY)
ITEM                                                          ------------------------------------
 NO.     PREFIX     APPLICATION NAME/DESCRIPTION   LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   ---------   -----------------------------   --------   -------   ------   --------   ------


IBM IS NOT OPERATING ANY NETWORK TOWER APPLICATIONS SOFTWARE - Certegy AS OF THE
                               COMMENCEMENT DATE

SECTION A-2 APPLICATIONS SOFTWARE - IBM

                   NETWORK TOWER: APPLICATIONS SOFTWARE - IBM

                                                                         RESPONSIBILITY
                                                                      (I = IBM C = CERTEGY)
ITEM                                                          ------------------------------------
 NO.     PREFIX     APPLICATION NAME/DESCRIPTION   LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   ---------   -----------------------------   --------   -------   ------   --------   ------


  IBM IS NOT OPERATING ANY NETWORK TOWER APPLICATIONS SOFTWARE - IBM AS OF THE
                               COMMENCEMENT DATE

NOTES:

(1) "OPER" means operational responsibility for the Applications Software listed in this Schedule.

(2) "FIN" means financial responsibility for license fees, maintenance charges, Maintenance Releases and any other related charges for the Applications Software listed in this Schedule but does not include the cost for new Versions. Certegy has financial responsibility for all costs related to the purchase of new Versions.

(3) "MAINT" means maintenance responsibility, including applying fixes, corrections, and minor enhancements (but not necessarily the financial responsibility for such) for the Applications Software listed in this Schedule.

(4) "DEV" means development responsibility, including the programming of any regulatory/statutory mandated changes, version upgrades, or major enhancements for the Applications Software listed in this Schedule.

                                  Schedule B of

                           Transaction Document #01-01

                                 Mainframe Tower

                                Systems Software

This Schedule lists the Systems Software - Certegy and Systems Software - IBM that IBM will operate for Certegy in performance of the Services.

This is an inventory listing and will be updated during the term of this Transaction Document.

SECTION B-1 SYSTEMS SOFTWARE - CERTEGY

                   MAINFRAME TOWER: SYSTEMS SOFTWARE - CERTEGY

                                                                    RESPONSIBILITY
                                                               (I = IBM C = CERTEGY)
ITEM   PRODUCT                                          ------------------------------------
 NO.    NUMBER   SOFTWARE NAME/DESCRIPTION   LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   -------   -------------------------   --------   -------   ------   --------   ------


IBM IS NOT OPERATING ANY MAINFRAME SYSTEMS SOFTWARE - CERTEGY AS OF THE COMMENCEMENT DATE

SECTION B-2 SYSTEMS SOFTWARE - IBM

                     MAINFRAME TOWER: SYSTEMS SOFTWARE - IBM

                                                                      RESPONSIBILITY
                                                                 (I = IBM C = CERTEGY)
ITEM    PRODUCT                                           ------------------------------------
 NO.    NUMBER    SOFTWARE NAME/DESCRIPTION    LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   --------   -------------------------    --------   -------   ------   --------   ------
                                       IBM

 l     5648-063   ACF/NCP                         IBM        I         I         I         I
 2     5668-738   ACF/NCP FOR 3745/3720           IBM        I         I         I         I
 3     5655-041   ACF/SSP FOR MVS                 IBM        I         I         I         I
 4     5695-117   ACF/VTAM (MVS/ESA)              IBM        I         I         I         I
 5     5655-018   CICS/ESA 4.1                    IBM        I         I         I         I
 6     5688-958   COBOL II 4.0                    IBM        I         I         I         I
 7     5668-197   COBOL II VS COMP/LIB/DEBUG      IBM        I         I         I         I
 8     5668-198   COBOL LANG ENVIRON MVS          IBM        I         I         I         I
 9     5688-188   C370 LIBRARY LE                 IBM        I         I         I         I
 10    5695-DB2   DB2 MVS VERSION 4               IBM        I         I         I         I
 11    5695-DF1   DFSMS                           IBM        I         I         I         I
 12               DFSORT                          IBM        I         I         I         I
 13               DFDSS                           IBM        I         I         I         I
 14               DFHSM                           IBM        I         I         I         I
 15               FTP                             IBM        I         I         I         I
 16    5696-234   HIGH LEVEL ASSEMBLER            IBM        I         I         I         I
 17               ICF/CATALOG                     IBM        I         I         I         I
 18               INFOMAN                         IBM        I         I         I         I
 19    5665-102   ISDF/PDF V4 FOR MVS             IBM        I         I         I         I
 20               JES2                            IBM        I         I         I         I
 21    5655-007   NETV1EW                         IBM        I         I         I         I
 22    5665-333   NPM (NETVIEW PERF MON)          IBM        I         I         I         I
 23               OPC/ESA                         IBM        I         I         I         I
 24               OS390                           IBM        I         I         I         I
 25    5668-911   OSPL/1 V2 LIBRARY               IBM        I         I         I         I

                     MAINFRAME TOWER: SYSTEMS SOFTWARE - IBM

                                                                      RESPONSIBILITY
                                                                 (I = IBM C = CERTEGY)
ITEM    PRODUCT                                           ------------------------------------
 NO.    NUMBER    SOFTWARE NAME/DESCRIPTION    LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   --------   -------------------------    --------   -------   ------   --------   ------
 26    5688-190   PAGE PRINT FORMAT               IBM        I         I         I         I
 27    5665-351   PPFA/MVS                        IBM        I         I         I         I
 28    5695-040   Certgy/MVS                      IBM        I         I         I         I
 29               QMF                             IBM        I         I         I         I
 30    5655-084   RMF                             IBM        I         I         I         I
 31    5688-197   SAA AD/CYCLE COBOL/370          IBM        I         I         I         I
 32    5665-488   SDSF MVS/ESA                    IBM        I         I         I         I
 33    5668-949   SMP/E                           IBM        I         I         I         I
 34    5655-HAL   TCP/IP FOR MVS                  IBM        I         I         I         I
 35               TPNS                            IBM        I         I         I         I
 36    5685-025   TSO/E (MVS/ESA)                 IBM        I         I         I         I
 37               RACF                            IBM        I         I         I         I
 38    5665-311   3270 PC FILE TRANSFER (MVS)     IBM        I         I         I         I

             B-2 CONTINUED - MAINFRAME TOWER: SYSTEMS SOFTWARE - IBM

                                                                              RESPONSIBILITY
                                                                         (I = IBM C = CERTEGY)
ITEM                                                              ------------------------------------
 NO.         VENDOR        SOFTWARE NAME/DESCRIPTION   LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   -----------------   -------------------------   --------   -------   ------   --------   ------
 l     Exec Computing      JOBSCAN                        IBM        I         I         I        NA
 2     SDA                 PDSMAN                         IBM        I         I         I        NA
 3     BMC                 STOP/X37II                     IBM        I         I         I        NA
 4     Candle              OMEGAMON/II MVS                IBM        I         I         I        NA
 5     Candle              OMEGAMON CICS                  IBM        I         I         I        NA
 6     CA                  OPTIMIZER AND RT Library       IBM        I         I         I        NA
 7     CA                  CAI                            IBM        I         I         I        NA
 8     CA                  ENDEAVOR                       IBM        I         I         I        NA
 9     Compuware           ABEND AND/CICS                 IBM        I         I         I        NA
 10    Compuware           ABEND-AND/MVS                  IBM        I         I         I        NA
 11    Compuware           XPEDITER/TSO(C+A)              IBM        I         I         I        NA
 12    Compuware           XPEDITER CICS(C+A)             IBM        I         I         I        NA
 13    Compuware           STROBE BASE                    IBM        I         I         I        NA
 14    Compuware           FILEAID MVS                    IBM        I         I         I        NA
 15    IDP                 FDR/ABR                        IBM        I         I         I        NA
 16    IDP                 IAM                            IBM        I         I         I        NA
 17    Execp               V Certegy                      IBM        I         I         I        NA
 18    Execp               SYNCSORT MVS                   IBM        I         I         I        NA
 19    Sterling Commerce   CONNECT:DIRECT (MVS)           IBM        I         I         I        NA
 20                        MQ SERIES                      IBM        I         I         I        NA

NOTES:

(1) "OPER" means operational responsibility for the Systems Software listed in this Schedule.

(2) "FIN" means financial responsibility for license fees, maintenance charges, Maintenance Releases, Versions and any other related charges for the Systems Software listed in this Schedule.

(3) "MAINT" means maintenance responsibility, including applying fixes, corrections, and minor enhancements (but not necessarily the financial responsibility for such) for the Systems Software listed in this Schedule.

(4) "DEV" means development responsibility, including the programming of any regulatory/statutory mandated changes, version upgrades, or major enhancements for the Systems Software listed in this Schedule.

                                  Schedule B of

                           Transaction Document #01-01

                                  Network Tower

                                Systems Software

This Schedule lists the Systems Software - Certegy and Systems Software - IBM that IBM will operate for Certegy in performance of the Services.

This is an inventory listing and will be updated during the term of the Transaction Document.

SECTION B-1 SYSTEMS SOFTWARE - CERTEGY

                    NETWORK TOWER: SYSTEMS SOFTWARE - CERTEGY

                                                                      RESPONSIBILITY
                                                                 (I = IBM C = CERTEGY)
ITEM    PRODUCT                                           ------------------------------------
 NO.    NUMBER    SOFTWARE NAME/DESCRIPTION    LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   --------   -------------------------    --------   -------   ------   --------   ------


IBM IS NOT OPERATING ANY NETWORK TOWER SYSTEMS SOFTWARE - CERTEGY AS OF THE COMMENCEMENT DATE

SECTION B-2 SYSTEMS SOFTWARE - IBM

                      NETWORK TOWER: SYSTEMS SOFTWARE - IBM

                                                                      RESPONSIBILITY
                                                                  (I = IBM C = CERTEGY)
ITEM    PRODUCT                                           ------------------------------------
 NO.    NUMBER    SOFTWARE NAME/DESCRIPTION    LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   --------   -------------------------    --------   -------   ------   --------   ------


IBM IS NOT OPERATING ANY NETWORK TOWER SYSTEMS SOFTWARE - CERTEGY AS OF THE COMMENCEMENT DATE

NOTES:

(1) "OPER" means operational responsibility for the Systems Software listed in this Schedule.

(2) "FIN" means financial responsibility for license fees, maintenance charges, Maintenance Releases and any other related charges for the Systems Software listed in this Schedule but does not include the cost for new Versions. Certegy has financial responsibility for all costs related to the purchase of new Versions.

(3) "MAINT" means maintenance responsibility, including applying fixes, corrections, and minor enhancements (but not necessarily the financial responsibility for such) for the Systems Software listed in this Schedule.

(4) "DEV" means development responsibility, including the programming of any regulatory/statutory mandated changes, version upgrades, or major enhancements for the Systems Software listed in this Schedule.

                                  Schedule C of

                           Transaction Document #01-01

                                 Mainframe Tower

                            Certegy Provided Hardware

AS OF THE COMMENCEMENT DATE THIS SCHEDULE IS NOT APPLICABLE TO THE MAINFRAME TOWER.

                                  Schedule C of

                           Transaction Document #00-01

                                  Network Tower

                            Certegy Provided Hardware

AS OF THE COMMENCEMENT DATE THIS SCHEDULE IS NOT APPLICABLE TO THE NETWORK
TOWER.

                                  Schedule D of

                           Transaction Document #01-01

                                 Mainframe Tower

                                  IBM Machines

THIS SCHEDULE LISTS THE MACHINES (IBM OR OEM) THAT IBM OWNS, LEASES OR RENTS AND WHICH IBM REQUIRES IN ORDER TO PROVIDE THE PROCESSING SERVICES UNDER THIS TRANSACTION DOCUMENT.

THIS LIST IS AN INVENTORY LISTING AND WILL BE UPDATED THROUGH THE TERM OF THIS TRANSACTION DOCUMENT.

                                 MAINFRAME TOWER

                   MACHINE
MACHINE TYPE        MODEL          DESCRIPTION        MACHINE S/N   NOTES
----------------   -------   ----------------------   -----------   -----
9672               R32       CMOS Processor Complex
3480               A22       Tape sub-system/s
3480               B22       Tape sub-system/s
32 vol of RAMAC1             RAMAC DASD Array
   sub-system

                                  SCHEDULE D OF

                           TRANSACTION DOCUMENT #01-01

                                  NETWORK TOWER

                                  IBM MACHINES

This schedule lists the machines (IBM or OEM) IBM owns, leases or rents and which IBM requires in order to provide the processing Services under this Transaction Document.

This list is an inventory listing and will be updated through the term of this Transaction Document.

This Schedule D - Network Tower incorporates 'Exhibit D1 to Schedule D - Network Tower-IBM Machines.

                                 MAINFRAME TOWER

               MACHINE
MACHINE TYPE    MODEL            DESCRIPTION          MACHINE S/N         NOTES
------------   -------   --------------------------   -----------   ----------------
                         Cisco router                               NAG Knox
                         Cisco router                               NAG Knox
                         Cisco router                               NAG E. Melbourne
                         Cisco router                               IBM Clayton
                         Cisco router                               IBM Clayton
                         Cisco router                               IBM Tullamarine
                         Firewall                                   IBM Clayton
                         Firewall                                   IBM Clayton
                         Firewall                                   IBM Tultemarine
                         Ontrac Consulting Transcan                 IBM Clayton-NZ
                         Ontrac Consulting Transcan                 IBM Clayton-AUS
                         Ontrac Consulting Transcan                 NAB Knox-NZ
                         Ontrac Consulting Transcan                 NAB Knox-AUS
                         Ontrac Consulting Transcan                 IBM Tullamarine
                         Ontrac Consulting Transcan                 NAB E. Melbourne
                         NetScout Probe                             IBM Clayton
                         NetScout Probe                             NAG Knox
                         FEP                                        IBM Knox
                         FEP                                        IBM Tullamarine

                           EXHIBIT D1 TO SCHEDULE D OF

                           TRANSACTION DOCUMENT #01-01

                                  NETWORK TOWER

                                  IBM MACHINES

1.   INTRODUCTION

     1.1 The Network infrastructure required to enable Certegy to set up its operations capability in Australia can be summarized as two discrete components: Network Support Access Services and Network Inter Data Center Services as defined in Schedule E - Network Tower.

2.   THE NETWORK SUPPORT ACCESS SERVICES

     2.1 The Network Support Access Services shall include the extension of the Certegy private network to enable it to communicate with the new environment to be set up at the Data Centers and the Certegy office in Melbourne. The network includes:

          1. A new 56k Permanent Virtual Circuit (PVC) from the Certegy network hub facility [AT THE JV WHITE DATA CENTER IN ALPHARETTA, GEORGIA, USA], to the IBM Data Center at Clayton (Production site), with a backup 8k PVC to Tullamarine (backup site).

          2. A new 128k Frame-Relay access link from Clayton and Tullamarine Data Center; requested over 2 Meg access infrastructure.

          3. A new 64k Frame-Relay access link from Certegy Melbourne office, with a 32k PVC to Clayton and an 8k backup PVC to Tullamarine.

          4. Three Cisco 2501s, fully managed routers for International Network entry to Clayton, Tullamarine and Melbourne Office.

          5. Schedule of incremental pricing for Clayton/Tullamarine, Melbourne and Alpharetta links.

          6. Capabilities for Dial-IP access to the new sub-nets at Clayton, Tullamarine and Melbourne Office.

          7. IBM in Australia and USA retain ownership over the total delivery of the Network Support Access Services. AT&T Global Network organization will manage the International links. Advantra will manage the Australian links and routers. Each of these entities will use IBM Global Services' common problem, change, configuration and reporting management tools to provide Certegy with a seamless service.

     2.2  Network Support Access Services Topology [?]

                        EQUIFAX CORPORATE SERVICES (ECS)
                 ALPHARETTA TO CLAYTON AND MELBOURNE CBD OFFICE

                                   (GRAPHIC)

3.   THE NETWORK INTER DATA CENTER SERVICES

     3.1 The Network Inter Data Center Services will interconnect the Certegy Applications at the Data Centers with the Authorized User data centers.

     3.2  The sites included in the IBM provided Network are:

          1. The Authorized User Data Center identified in the diagrams attached hereto;

          2. The Authorized User back-up Data Center identified in the diagrams attached hereto;

          3.   IBM Data Center at Clayton; and

          4.   IBM Data Center at Tullamarine.

     3.3 The Network Inter Data Center Services will be implemented in two phases as follows:

          1.   PHASE 1 - TEST AND DEVELOPMENT PHASE

               Phase 1 will involve the installation of equipment and telecommunications services at the following Nominated Sites:

               1.   The Authorized User Data Center described in diagram.

               2. The Authorized User back-up Data Center described in diagram.

               3.   IBM Clayton Data Center.

               This Phase 1 has been completed. Refer to the Phase 1 Design described in Section 3.4 Network Inter Data Service Phase 1.

          2.   PHASE 2 - BUSINESS AS USUAL PHASE

               Phase 2 will involved the installation of additional equipment and telecommunications services at the IBM Tullamarine Data Center.

               This Phase 2 has been completed.

               Refer to the Phase 2 Design described in Section 3.5 Network Inter Data Center Service Phase 2.

     3.4 During Phase 1 of the Network Inter Data Center Services implementation IBM shall provide to Certegy:

          [1.  Subscription to Advantra's managed network services;

          2.   one Cisco 2621 router at each Nominated Site listed in Phase 1;

          3. each router will include dual power supplies and 2 x fast Ethernet ports (for phase 1 & 2);

          4    one SUN Enterprise 250 (E-250) at the IBM Clayton Data Center;

          5 the SUN E-250 will include dual power supplies, two fast Ethernet ports and firewall encryption;

          6. one Checkpoint One Firewall to operate on the SUN E-250 at the IBM Clayton Data Center;

          7.   two Cisco 1912 LAN switches at the IBM Clayton Data Center;

          8. each LAN Switch will include dual power supplies, dual supervisors and four fast Ethernet ports (for phase 1 & 2);

          9. a Telstra Frame Relay connection between the sites as set out in Figure 2 below;

          10. terminate the Frame Relay links on the Phase 1 Cisco 2621 routers listed above;

          11.  network management services; and

          12. customization of the mainframe network software including TCP/IP for MVS, VTAM and related SNA definitions.]

        PHASE 1 DESIGN - TEST & DEVELOPMENT PHASE (NAB EQUIFAX SOLUTION)

                                    (GRAPHIC)

     3.5 During Phase 2 of the Network Inter Data Center Services implementation IBM shall provide to Certegy:

          1.   One Cisco 2621 router at IBM the Data Center in Clayton;

          2.   One Cisco 2621 router at the NAB Data Center in Knox;

          3.   Two Cisco 2621 routers at the Data Center in Tullamarine;

          4.   One SUN Enterprise 250 (E-250) at the Data Center in Clayton;

          5.   One SUN Enterprise 250 (E-250) at the Data Center in Tullamarine;

          6. One Checkpoint One Firewall to operate on the SUN E-250 installed for Phase 2 at the Data Centers;

          7.   Two Cisco 1912 LAN switch at the Data Center in Tullamarine;

          8. Telstra Frame Relay connection at the Data Center in Tullamarine as set out in Figure 3 below;

          9. duplicated access Telstra Frame Relay connection at the IBM Phase 1 sites as set out in Figure 3 below. Request second access to be provided on geographical diverse carrier infrastructure;

          10. Terminate the Frame Relay links on the Phase 2 Cisco 2621 routers listed above;

          11. network management services as outlined in the Service Performance Objectives section, in conjunction with IBM's testing with Certegy;

          12. customization of mainframe network software including TCP/IP for MVS, VTAM and related SNA definitions;

          13. 24 X 7 support for mainframe software including SSP, NCP, TCPIP, VPS, NETMASTER; and

          14. 24 X 7 (normal business hours plus on-call) support for all network services, including equipment and frame relay.

         PHASE 2 DESIGN - BUSINESS AS USUAL PHASE (NAB EQUIFAX SOLUTION)

                                    (GRAPHIC)

4.   ASSUMPTIONS

     4.1 This Schedule is based on the assumptions set out in the following subsections. Where the assumptions in this proposal are incorrect, IBM reserves the right to adjust its price accordingly.

     4.2  Assumptions for the Network Support Access Service

          1. Existing Alpharetta routers and circuits have sufficient capacity to support these requirements.

          2.   The two Certegy routers at Alpharetta are MSEQALPA and MSEQALPB.

          3.   The Alpharetta routers support TCP/IP and SNA via DLSW.

          4. Ok backup PVC from Melbourne/Clayton/Tullamarine not available. 8k used instead.

          5. Access to the UK NAG environment will be provided via Certegy's private network and is not shown here.

          6. Certegy will continue to be a Dial-IP customer in the US. The Australian Dial-IP access depends on the cross-over connection between the AT&T Global Frame Relay Network and the AT&T Global MPN network (which supports Dial-IP).

          7. To enable Dial-IP access to Melbourne, Clayton and Tullamarine, the Certegy Dial-IP registration profile will need to be updated with the new subnets. Certegy will continue to use its existing Dial-IP registration process in the US.

          8. The price does not include the use of NetScout probes for link or segment monitoring.

          9. Certegy will install and maintain a firewall at its Certegy Melbourne Business Office.

     4.3  Assumptions for the Network Inter Data Center Services

          1. IBM's responsibility at the Authorized User sites will extend only to the routers provided in Phases 1 and 2 of this project. The Authorized Users are requested to provide a direct dial telephone service for each of the two routers on their premises for remote diagnosis.

          2. All telecommunications services outlined in Phase 1 and 2 will be provided in the name of the applicable Authorized User under a

               Partnering Agreement between Telstra, IBM and such Authorized
               User.

          3. Adventure's network and equipment management links will be provided via the Ibo's Secure Network Infrastructure (SNI/Geoplex).

          4. The prices are based on the access and bandwidth specified in figures 2 and 3, and that these are sufficient.

          5. The price does not include the use of NetScout probes for link or segment monitoring.

          6.   Network is only required to support IP traffic as described.

          7. Encryption of the router WAN links will utilise IPSec 56 bit encryption algorithm.

          8.   No dial backup will be utilised.

          9. IBM will install, administer and support the Checkpoint One firewall software and the associated Sun hardware platform's installed at the IBM Clayton and Tullamarine Data Centers, adhering to Certegy's security policies.

                                  SCHEDULE E OF

                          TRANSACTION DOCUMENT #01-01

                                 MAINFRAME TOWER

  SERVICES, LOCATION OF FACILITIES, OPERATIONAL AND FINANCIAL RESPONSIBILITIES

1.0  INTRODUCTION

A. This Schedule E "Mainframe Tower" describes certain duties, obligations and responsibilities of IBM and Certegy as related to the Mainframe Tower operations and management.

B. During the term of this Transaction Document, IBM will provide services to Certegy from the IBM Data Center using the Machines, the Applications Software and the Systems Software provided by Certegy and IBM as required by this Schedule E "Mainframe Tower". Additionally, IBM will provide such other services as requested and approved by Certegy during the term of this Transaction Document as New Services in accordance with Section 3.12 and
     Section 9.6 of the Master Agreement.

C. The descriptions contained in this Schedule E "Mainframe Tower" of specific types of services, and methods and procedures used to perform such services, set forth how IBM will deliver the Services described herein.

D.   Definitions:

     "NON-PRIME TIME" means all hours other than Prime Time.

     "PRIME TIME" means for New Zealand processing 8:00 am - 8:00 pm New Zealand time and for Australia processing means 8:00 am - 8:00 pm Melbourne, Australia time, Monday through Friday.

     All capitalized terms used and not defined in this Schedule E "Mainframe Tower" shall have the meanings given them elsewhere in the Agreement.

2.0  SYSTEMS MANAGEMENT CONTROLS

     In general, IBM's Systems Management Controls responsibilities shall include, without limitation, the following processes:

A. BATCH MANAGEMENT - controlling production batch work including the scheduling of resources, the processing of data and transactions and the distribution of data/information between users and facilities. Certegy instructions on what, when and how to schedule and recover shall be provided to IBM and documented in the Procedures Manual. Setup and scheduling shall be performed and controlled by IBM in cooperation with Certegy and in accordance with the Procedures Manual except for the automatic scheduling that will be performed by the Systems Software and Applications Software.

B. CAPACITY MANAGEMENT - the maintenance of tactical and strategic plans to ensure that the mainframe environments accommodate Certegy's capacity plans and business requirements. The capacity management processes will require Certitgy's input and review. As part of its capacity management responsibilities, IBM will monitor Certity resource usage and make recommendations on how to reduce and/or improve resource usage and/or consumption.

C. CHANGE MANAGEMENT - to assess timing or impact of the proposed changes to the production environment as limited to areas under IBM management including operating system and hardware changes, schedule the promotion into the production environment as appropriate, notify the appropriate functions and verify successful implementation.

D. CONFIGURATION MANAGEMENT - for processing mainframe hardware and software configuration changes and maintaining lists and diagrams of systems configurations.

E. INVENTORY MANAGEMENT - of the Machines (including incoming and outgoing) in the IBM Data Center and other areas for, or from, which IBM is providing the Mainframe Tower services.

F. ON-LINE MANAGEMENT - for providing and coordinating the appropriate skills, information, software tools and procedures required to manage the on-line System environment, excluding Application Software - Certegy, as provided in Schedule S to the Transaction Document.

G. PERFORMANCE MANAGEMENT - to monitor, measure, analyze and report System performance as it compares to the Performance Standards and Minimum Service Levels and recommend and implement performance improvements. Where warranted, either Party may request the other Party to make commercially reasonable changes to enable System performance improvement, it being understood that all such changes are subject to the mutual agreement of the Parties.

H. PROBLEM MANAGEMENT - to identify, record, track, correct and communicate to Certegy issues impacting the Services delivery, recognize recurring problems, address procedural issues and contain or reduce the impact of problems that occur.

I. RECOVERY MANAGEMENT - for planning, establishing and testing the recovery procedures required to provide the Mainframe Tower services to Certegy in the event of a failure. This includes, without limitation, a failure giving rise to invoking the Disaster Recovery Plan. The intent of this process is to anticipate and minimize the impact of systems resource failure through the development of predefined, documented procedures and software/hardware recovery capabilities. Unless otherwise agreed by the Parties in writing, Certegy's instructions on what and how to recover shall be provided to IBM and included in the Procedures Manual.

3.0  MAINFRAME TOWER OPERATIONS

A.   Management of the Services by IBM

     IBM shall be responsible for the operation and management of the Mainframe Tower Services described herein. This responsibility shall include establishing and maintaining a properly trained and adequately staffed IBM population, including necessary management and support staff.

     IBM shall make available, monitor and process on-line and batch applications, including scheduled, unscheduled and on-request services as well as end user initiated processing. Included in such responsibilities, IBM shall:

     1. Support all test and production environments within the scope of the IBM responsibilities as defined by this Transaction Document;

     2. Provide computer room operations support and perform console monitoring activities;

     3. Operate Applications Software as listed in Schedule A and as documented in the Procedures Manual to support the operating schedules of Certegy with applicable Mainframe Tower services availability, twenty-four (24) hours per day, seven (7) days per week (subject to Scheduled Downtime, Excusable Downtime or agreed to schedules);

     4. Perform all technical system support operations, including DASD management, System programming of this Schedule E, capacity monitoring as described in Section 2.0 B of this Schedule E and performance tuning for the Systems Software;

     5. As defined in Attachment 1 to this Schedule E "Mainframe Tower," provide support for the Machines and the Systems Software;

     6. Schedule Systems Software and Machines maintenance so as to minimize interference with Certegy and Certegy Authorized Users;

     7. Complete all processing schedules as per established schedules on time and in the correct sequence set forth in the Procedures Manual;

     8. Process all agreed upon special request activities submitted through the processes as defined in the Procedures Manual within the requested time frames and in the sequence defined by Certegy;

     9. Provide access to, and software compatibility with, external systems necessary for the performance and provision of the Services required by this Schedule E for the "Mainframe Tower";

     10. Continuously endeavor to enhance processing capabilities and efficiencies of the Machines through technology changes, system tuning and other run-time improvements and communicate to Certegy such enhanced processing capabilities and efficiencies on a quarterly basis;

     11. Perform daily monitoring of utilization and efficiencies and provide monthly reporting on performance and capacity trends as measured against workloads for the Machines and Systems Software;

     12.  Operate, support and maintain third-party products and services;

     13. Provide support for the Machines, the Systems Software running on such Machines and Systems Software support for the Applications Software to the extent necessary to provide the Services described;

     14.  Operate Applications Software;

B.   Production Control

     IBM shall maintain production schedules and cooperate with Certegy by responding to special processing requests and new processing requirements by following mutually agreed upon processes or procedures. Included in such responsibilities, IBM shall

     1. Make no change to the production environment without the prior approval of Certegy; provided, however, that if Certegy's refusal to agree to a change to the production environment causes demonstrable impact on IBM's ability to meet any Performance Standard or Minimum Service Level, then Certegy shall excuse IBM from those Performance Standard(s) or Minimum Service Level(s) to the extent such failure is due directly to Certegy's refusal to allow change to the production environment;

     2. Assure that all programs are moved from the application development and test environments to the production environment in a controlled and documented manner, which must in all cases be approved in advance through the Change Control Process;

     3. Schedule all IBM Data Center projects so as not to unreasonably interrupt Certiigy business operations; all such projects must receive prior approval through the Change Control Process;

     4. Document and provide to Certegy a notification of all Data Center changes performed for emergency purposes or as otherwise not precluded in Section 3.0(B)(l) above as soon as practicable, but no later than the end of the next day after the change was made;

     5. Prioritize and schedule batch jobs and report distribution systems subject to Certegy's schedule parameters, including but not limited to, automated scheduling features in the Applications Software and Certegy's specific directions so on -line applications dependent on batch processing and batch process outputs shall be available as scheduled;

     6. Distribute and obtain Certegy approval for major production control schedule changes prior to implementation;

     7. Update the scheduler data base, as required, to reflect changes to the production environment;

     8. Monitor scheduler related incidents, and develop and recommend refinements and revisions to the scheduler data base;

     9. Coordinate and modify schedules for special requests and follow Certegy priorities. IBM will promptly notify Certegy if such special requirements will affect either the timely completion of other tasks or IBM's ability to meet its obligations under this Transaction Document and this Schedule E "Mainframe Tower";

     10. Respond expeditiously to requests from Certegy for priority job execution; and

     11. Identify possible product and technology enhancement opportunities for improved performance and notify the IPT of these opportunities.

C.   File Services

     IBM shall manage files on the Machines in a manner which shall ensure the availability and integrity of all Certegy and Authorized User data. The file management procedures will, among other issues, require Certegy to use industry standard access methods for file I/O data management. Included in such responsibilities, IBM shall:

     1. Ensure that all files under IBM's control are current and available during scheduled access times;

     2. Initiate and complete required data processing activities to ensure the data is processed, with data integrity (e.g., handling line transmission errors) of all processed files, according to the specifications set forth in the Procedures Manual;

     3. Verify, using tools and procedures set forth in the Procedures Manual, the successful receipt of all incoming files and the successful processing and transmission of all outgoing files;

     4. Document, maintain and, as appropriate, update and execute mutually approved volume or file back-up and recovery procedures;

     5. Provide a recovery procedure for restoring the data image to a previous level within a mutually agreed amount of time;

     6. Conduct regularly scheduled back-up and recovery procedures as set forth in the Procedures Manual (e.g., data set restore), so as not to impact scheduled operations and provide recommendations to the IPT regarding back-up and recovery considerations, such as improved levels of protection, efficiencies and cost reductions;

     7. Report disk space utilization and requirements for capacity planning purposes as a section of the monthly reports;

     8. Assist and advise Certegy in utilizing disk storage resources in an efficient and cost effective manner; and

     9. Identify possible product and technology enhancement opportunities for improved performance and notify the IPT of these opportunities.

D.   Tape Management

     IBM shall provide tape management services. Included in such responsibilities, IBM shall:

     1. Update Certegy's tape management procedures, as appropriate and with Certegy's consent, including procedures related to periods of retention of tapes, which periods were defined and provided to IBM by Certegy for auditing purposes, and include such procedures in the Procedures Manual;

     2. Provide logging and tracking of physical tapes in and out of the Data Center and provide required rotation of tapes for off-site vault storage;

     3. Establish and follow procedures to log and track physical tapes that are checked in and checked out to third party vendors, Certegy, and Authorized Users;

     4.   Store tapes, as appropriate, at secure off- site vault storage;

     5. Complete tape mounts in sufficient time to meet production processing requirements;

     6.   Complete tape mounts for non-production processing;

     7. Ensure tape media is reliable and read/write errors are kept to a minimum;

     8. Ensure adequate supplies for the tape environment are maintained and that the scratch tape pool is sufficient to service all required processing;

     9. Retrieve archived tapes and restore required volumes or files and data sets within the mutually agreed time frames set forth in the Procedures Manual;

     10. Upon Certegy's reasonable request, provide Certegy with the right to monitor and access tape management operations, mailing and receipt control; and

     11. Identify possible product and technology enhancement opportunities for improved performance and notify the IPT of these opportunities.

E.   Data Base Administration

     IBM shall be responsible for managing certain portions of the data base environment. Included in such responsibilities, IBM shall:

     1. Assist Certegy in planning for changes in the size of data bases due to business growth or reduction and applications development projects, and review and comment on Certegy's plans on a regular basis;

     2. Provide operating systems data base support for DB2 Software for Certegy's data base environments and those Certegy data base environments established by IBM;

     3. In cooperation with Certegy, monitor and report data base performance and data base space utilization and identify, recommend and implement practical modifications as agreed with Certegy for improved performance;

     4. Maintain and implement data base archive processes and procedures provided by Certegy to meet Certegy's business requirements and requests;

     5. Maintain and implement data base back-up procedures provided by Certegy, to recover from a data base outage or corrupted data base within time frames specified in the Procedures Manual;

     6. Promote data base changes into the production environment as approved and directed by Certegy;

     7. Maintain the standard data base System Software access routines and document any changes to same under the Change Control Process;

     8. Assist in problem determination and resolution of data base management system issues including escalation to the Systems Software vendor;

     9.   Perform data base management system (DBMS) security administration;
          and

     10. Identify possible product and technology enhancement opportunities for improved performance, and notify the IPT of these opportunities.

     Certegy will be responsible for managing the following portions of the data base environment:

     1.   Physical data base definitions;

     2.   Data Modeling;

     3.   Logical database design;

     4.   Physical database design;

     5.   Physical database review and support;

     6.   Authorized User access (views, copy members etc.);

     7.   Primary responsibility for database application security;

     8.   Training and application development assistance;

     9.   DBMS backup and recovery procedures; and

     10. Primary responsibility for database troubleshooting and problem resolution.

F.   Output

     IBM shall provide output processing and operational support necessary to create and deliver output files required for transmission and tape file output. Included in such responsibilities, IBM shall:

     1.   Produce and deliver output files within the agreed to schedules;

     2. Track, manage, communicate and resolve problems related to delivering output files;

     3. Separate, package, label, scan and track all tape output and ensure that it is properly distributed to the mutually agreed to distribution drop point within the mutually agreed upon time frames;

     4. Ensure that all files are in the output queue and where applicable available for transmission to the appropriate Certegy internal departments and/or external customers within the mutually agreed upon time frames;

     5. Provide output print files to Certegy or Authorized Users for online viewing using online view software specified in Schedule B "Mainframe Tower" or for printing or storing at its or their respective sites;

     6.   Assist in finding, tracing or replacing lost or missing output;

     7. Execute reruns of output requested by Certegy and notify Certegy if rerunning any output shall impact scheduled on-line or batch production processing; and

     8. Identify possible enhancement opportunities for improved output performance and notify the IPT of these opportunities.

G.   Quality Assurance

     IBM shall be responsible for providing quality assurance services. Included in such responsibilities, IBM shall:

     1. review problem reports and recommend/implement appropriate fixes with Certegy's approval;

     2. maintain and update the Applications Software installation standards documentation set forth in the Procedures Manual;

     3. in conjunction with Certegy, review new Certegy production jobs and JCL for correctness and conformance to mutually agreed to standards for efficient resource utilization;

     4. participate in weekly meetings, or on such other frequency agreed to by the Parties, with Certegy designees to review any Change Request in accordance with the Procedures Manual; and

     5. prepare and distribute on a minimum of a monthly basis management reports on key Data Center quality metrics.

H.   Emergency Restoration of Services

     IBM shall be responsible for providing certain emergency restoration services. Included in such responsibilities, IBM shall:

     1. develop and/or implement Data Center procedures, as required, to support Certegy's emergency restoration of Services;

     2. work with Certegy's designated emergency plan coordinator to assure Data Center support plan meets Certegy's requirements and obtain Certegy's approval of procedures; and

     3. invoke the Disaster Recovery Plan as applicable, in accordance with Schedule G to this Transaction Document.

I.   Information Security

     IBM shall provide and implement security access control tools for data, databases and other information repositories and for applications, operating systems and libraries in accordance with Schedule L "Mainframe Tower" to this Transaction Document. IBM shall cooperate with and assist Certegy and its customers to allow its or their security administrators to complete their duties.

J.   Software Support and Maintenance

     IBM shall provide support for all Systems Software. IBM will be responsible for performing the problem determination, applying maintenance fixes and coordinating third party maintenance providers. IBM will provide Systems Software maintenance and support as set forth in this Transaction Document.

     Included in such responsibilities, IBM shall:

     1. Perform the maintenance and support responsibilities described in Attachment 1 to Schedule E "Mainframe Tower".

     2. Be responsible for providing and implementing agreed quality assurance processes and procedures as reasonably necessary to ensure that IBM's Systems Software maintenance and support responsibilities are executed accurately and in a timely manner. Subject to the foregoing, the Parties shall mutually agree upon terms and conditions for conducting checkpoint reviews, Software testing and acceptance and other quality assurance procedures. These procedures shall be included in the Procedure's Manual.

     3. Provide software maintenance for Systems Software listed in Schedule B "Mainframe Tower" of this Transaction Document. IBM will employ a maintenance methodology, including standards for work plans, design and programming, as set forth in the Procedures Manual.

     4. Apply preventative maintenance and program temporary fixes, as set forth in this Schedule E "Mainframe Tower" and Attachment 1 to Schedule E "Mainframe Tower", to correct defects in the Systems Software running in the Data Center. IBM will also provide or obtain new Versions and releases, upgrades, replacements or additional Systems Software as agreed to by the Parties in order to perform the Services described in this Schedule E in accordance with its obligations under this Transaction Document. IBM will maintain the Systems Software release levels at supported levels from the applicable third party vendors.

     5. Provide System support during Prime Time hours, and on-call support and coverage for the System during Non-Prime Time hours, including scheduled holidays. IBM will provide escalation procedures for IBM's on-call support to Certegy. The actual contact listing and organizational structure for System support will be set forth in the Procedures Manual. IBM will also provide System support to Certegy application programmers during critical testing periods for Applications Software - Certegy changes or enhancements, upon receipt of reasonable notice from Certegy.

     Certegy shall be responsible for Applications Development, Applications Maintenance, problem determination for Applications Software - Certegy and requesting and scheduling necessary Systems resources for all Applications Software - Certegy.

K.   Training and Technical Documentation

     1. IBM will provide training on the IBM Software, processes and hardware functionality for designated Certegy personnel ("train-the-trainer"). IBM will also provide to Certegy copies of the technical documentation for IBM Software as required, in quantities and at a frequency to be mutually agreed upon by the Parties.

     2. Certegy will provide training on the Certegy Software for designated IBM personnel ("train-the-trainer"). Certegy will also provide copies of the technical documentation for Certegy Software as required, in quantities and frequency to be mutually agreed by the parties.

L.   General Support Services

     1. IBM will provide and/or coordinate maintenance services for the Machines.

     2. IBM will install, rearrange and relocate the Machines in the Data Center, at IBM's expense and with the approval of Certegy, in order to perform the Services described in this Schedule E in such a manner so as to minimize service impact to Certegy or its Authorized Users.

     3. IBM will, as requested or as necessary or required to provide the Services, negotiate leases, license agreements, and vendor contracts for any leases, license agreements and vendor contracts related to the Certegy In-scope Operations.

     4. IBM shall provide Certegy with reports that, at a minimum, will include those reports set forth below. Where possible and economically feasible, using software and resources being used to provide the Services, described in this Schedule E, IBM shall provide Certegy with the capability to download data base information and create Certegy's own reports. IBM shall provide to Certegy the following:

          a) a daily morning performance report in form and substance to be agreed upon by the Parties;

          b) a monthly performance report documenting IBM's performance of the Services as measured against the applicable Performance Standards and Minimum Service Levels;

          c) a monthly, rolling quarterly "look ahead" schedule for ongoing and planned Data Center changes. The status of Data Center changes will be monitored and tracked against the applicable schedule;

          d) a monthly change report setting forth a record of all changes performed during the previous month; and

          e) such documentation and other information as may be reasonably requested by Certegy in order to verify the accuracy of the reports specified above.

     5. IBM and Certegy will jointly review vendor proposals related to the System components affecting IBM's ability to provide the Services described in this Schedule E to ensure existing System and future System compatibility with changing industry standards. IBM will advise Certegy regarding new data processing technologies as appropriate through participation in the IPT.

     6. IBM will establish and maintain contact with vendors providing information technology services or products to Certegy and apprise Certegy of the latest technological developments through participation in the IPT.

     7. IBM will participate in service review meetings with vendors and service providers who provide services relating to is Transaction Document, as reasonably requested by Certegy.

     8. The Parties will mutually determine an appropriate set of periodic meetings to be held between representatives of Certegy and IBM. These meetings will include the following:

          a) a daily meeting among operational personnel to discuss ongoing issues relating generally to daily performance and planned or anticipated activities and changes;

          b) a monthly management meeting of the IPT to review the performance report, the project schedule report, the changes report, and such other matters as appropriate;

          c) meeting of the IPT to review relevant contract and performance issues; and

          d) an annual meeting to be scheduled in January or as otherwise agreed to review the capacity requirements and Monthly Charges and Resource Charges for the upcoming year.

M.   Certegy Responsibilities

     1.   Certegy Software

     During the term of this Transaction Document, Certegy will be responsible for selecting, or defining requirements for, all Certegy Software. IBM agrees to use any Certegy Software, subject to the provisions of Section
     3.8 of the Master Agreement. If new Systems Software is required to support Certegy Software, IBM will be compensated for incremental costs, if any, associated with the new Systems Software. Certegy will also retain responsibility for maintenance, support and all license and related charges for all applicable Applications Software-Certegy.

     Certegy shall approve all new Applications Software-Certegy prior to its promotion into production.

     2.   Support Services

     Certegy shall:

          a) design and document application information requirements, including report design and content, frequency of reports, and accessibility to information;

          b) be responsible for management, operations, maintenance and support for equipment currently managed or supported outside the Certegy In-Scope Operations;

          c) be responsible for the provision of resources for business recovery services for such other applications for which Certegy might wish to provide recovery other than those for which Disaster Recovery Services are to be provided by IBM pursuant to Schedule G to this Transaction Document;

          d) perform all mail, messenger, postage, and courier services for Certegy users; and

          e) perform such other Certegy activities and functions as are described in this Transaction Document.

                          ATTACHMENT 1 TO SCHEDULE E OF
                           TRANSACTION DOCUMENT #00-01

                                 MAINFRAME TOWER

                        SERVICES RESPONSIBILITIES MATRIX

   R = IDENTIFY REQUIREMENTS A = ASSIST X = PERFORM P = PRIMARY S = SECONDARY

                           MAINFRAME TOWER - SERVICES

                                                                                      RESPONSIBILITY
DESCRIPTION                                                                             IBM CERTEGY
-----------------------------------------------------------------------------------   --------------
1.0    OPERATIONS
       A.  Operate console                                                              X
       B.  Update batch schedule                                                        X        A
       C.  Execute batch schedule                                                       X

2.0    TAPE MANAGEMENT
       A.  Define and provide requirements for tape processing                                   R
       B.  Select tape hardware per requirements                                        X
       C.  Select tape media per requirements                                           X
       D.  Mount tapes                                                                  X
       E.  Define and provide tape retention policies                                            R
       F.  Implement tape retention policies                                            X
       G.  Determine new tape ranges                                                    X
       H.  Update/maintain scratch tape inventory                                       X
       I.  Provide requirements for physical tape storage                               X
       J.  Implement physical tape storage methodology                                  X
       K.  Perform audit (processes, controls, etc.) of tape library                    X
       L.  Review results of tape library audit                                                  X
       M.  Set tapes to scratch status                                                  X
       N.  Tape shipping
           1. Define and provide requirements for shipping tapes                                 R
           2. Ship tapes per requirements                                               X        A
           3. Sign tapes in/out of tape library                                         X
       O.  Tape library management
           1. Define requirements for tape management system                            R
           2. Determine tape management system                                          X
           3. Install /maintain tape management system                                  X
           4. Add new tape/Volser ranges to library system                              X
       P.  Vaulting
           1. Define tape vaulting requirements                                                  R
           2. Implement tape vaulting requirements                                      X
           3. Determine tape vaulting company                                           X
           4. Manage off-site tape archive storage facilities                           X
           5. Ship/receive tapes to/from vault                                          X

       Q.  Inventory tracking
           1. Inventory tapes from new business source                                           X
           2. Determine/implement tape inventory tracking                               X
           3. Perform inventory of all tapes annually                                   X

3.0    SYSTEMS MANAGEMENT AND CONTROL
       A.  File backup/recovery (recovery management)
           1. Define System backup and recovery requirements                            A        R
           2. Perform System backup and recovery processes                              X
           3. Define application backup and recovery requirements                                R
           4. Perform application backup and recovery processes as documented           X        X
           5. Perform application                                                       X
       B.  Document operations procedures                                               X
       C.  Job accounting statistics                                                    X
       D.  Hardware planning and installation
           1. Technology input                                                          X        A
           2. Hardware selection                                                        X        A
           3. Determine System hardware requirements                                    X        R
           4. Participate in IPT hardware planning meetings                             X        X
       E.  Capacity management
           1. Define and maintain process documents for the Data Center                 X
           2. Define Applications Software plans and requirements                                X
           3. System capacity monitoring                                                X
           4. Application Software - Certegy capacity monitoring/management                      X
       F.  Performance management
           1. Define Performance Standards and MSL                                               X
           2. Document IBM's performance against the MSL                                X
           3. Implement System performance improvements                                 X        A
           4. Provide monthly performance reports                                       X
           5. Implement application performance improvements                            A        X
       G.  Change management
           1. Define and maintain process documentation                                 X
           2. Provide change requirements for Applications Software - Certegy                    X
           3. Provide change requirements for System (excluding Applications            X
              Software - Certegy)
           4. Provide change requirements for Systems Software                          X
           5. Conduct IPT meeting                                                       X        A
           6. Promote System changes to production                                      X
           7. Report on System change success                                           X
           8. Close Change Request assigned to Certegy                                           X
           9. Close Change Request assigned to IBM                                      X
       H.  Executive reporting for System performance                                   X

3.0    SYSTEM MANAGEMENT AND CONTROL PART 2
       I.  Problem management
           1. Define and maintain the process documentation                             X
           2. Record incident reports production problems                               X
           3. Distribute incident reports to support                                    X
           4. Provide input on incident reports                                         X
           5. Track incident reports through resolution                                 X

           6. Close incident reports assigned to Certegy                                         X
           7. Close incident reports assigned to IBM                                    X
           8. Perform root cause analysis for Applications Software - Certegy                    X
           9. Perform root cause analysis for all other problems                        X
       J.  System security (i.e., RACF, CICS, TSO)
           1. Administration                                                            X
           2. Execution                                                                 X
       K.  System monitoring (mainframe, CICS, etc.)                                    X
       L.  Performance tuning
           1. IBM Machines                                                              X
           2. Applications Software - Certegy                                                    X
           3. Systems Software and Application Software - IBM                           X
       M.  Provide input and assist to troubleshooting
           1. Systems Software                                                          X
           2. Application Software - Certegy                                                     X
       N.  Perform troubleshooting/problem resolution                                   X
       O.  Provide Applications Software programmer assistance                          A
       P.  Provide input on System backup/recovery requirements                                  X
       Q.  Perform System backup/recovery procedures                                    X
       R.  Perform System backup/recovery job execution                                 X
       S.  Perform VTAM/NCP installation                                                X
       T.  New technology/product research
           1. System technology input/review                                            P        S
           2. System technology selection                                               P        S
           3. Technology implementation                                                 X
       U.  New technology/product research (existing scope)
           1. Technology input/review                                                   p        S
           2. Technology selection                                                      P        S
           3. Technology implementation                                                 X
       V.  VTAM/NCP change
           1. Consult on protocol, interface standards, connectivity                    A        X
           2. FEP configuration management and documentation                            X

4.0    DATA BASE ADMINISTRATION
       A.  Data modeling                                                                         X
       B.  Logical database design                                                               X
       C.  DBMS (data base management system) maintenance                               X
       D.  Physical database design                                                              X
       E.  Physical database review/support                                                      X
       F.  Provide input/assistance to DBA                                              X
       G.  User access (views, copy members)                                                     X
       H.  Systems Software (DBMS Security)                                             X
       I.  DBMS capacity planning                                                       A        X
       J.  DBMS performance management                                                  A        X
       K.  Input into DBMS capacity/performance management                                       X
       L.  DBMS performance utilization tracking                                        A        X
       M.  Assist in DBMS performance analysis                                                   X
       N.  Develop database backup/recovery procedures                                           X
       O.  Develop DBMS Systems Software backup/recovery procedures                     X
       P.  Execute Applications Software - Certegy backup/recovery jobs                 A        X

       Q.  Database troubleshooting/resolution                                          A        X

5.0    FAILURE AND DISASTER RECOVERY
       A.  Define Disaster Recovery requirements                                                 X
       B.  Define customer connectivity requirements                                             X
       C.  Maintain Disaster Recovery Plan                                              X        A
       D.  Coordinate Disaster Recovery testing                                         X        A
       E.  Perform Disaster Recovery testing for System                                 X        A
       E2. Perform Disaster Recovery testing for Applications Software - Certegy        A        X
       F.  Declare Disaster                                                                      X
       G.  Execute Data Center Disaster Recovery procedures                             X        A
       H.  Execute network Disaster Recovery procedures                                 X        A
       I.  Execute Applications Software - Certegy disaster recovery procedures         A        X
       J.  Resolve Machine failure                                                      X
       K.  Resolve Systems Software failure                                             X
       L.  Resolve Applications Software - Certegy failure                                       X
       M.  Resolve Applications Software - IBM failure                                  X

6.0    DASD MANAGEMENT
       A.  Provide capacity plan for storage requirements                                        X
       B.  Physical design                                                              X
       C.  Capacity planning for hardware                                               X
       D.  Performance management                                                       X
       E.  Performance utilization tracking                                             X
       F.  Perform System backup/recovery procedures                                    X
       F2. Perform Applications Software - Certegy data backup/recovery procedures               X
       G.  Troubleshooting/resolution                                                   X

7.0    PRODUCTION CONTROL
       A.  Scheduling Systems Software
           1. Install/update changes                                                    X
           2. Scheduler testing/support                                                 X
           3. Build scheduler plans                                                     X        A
           4. Execute production jobs                                                   X
       B.  Production scheduling
           1. Input to JCL standards                                                             X
           2. Develop/maintain JCL standards                                            A        X
           3. Review JCL for standards compliance                                       X
           4. Code and test JCL                                                                  X
           5. Document job flow/job streams-development team                            S        p
           6. Document job restart/rerun-development team                               S        p
           7. Document job prerequisites and priorities                                 S        p
           8. Maintain scheduling manual in production control                          X
           9. Provide and maintain application run-books                                         X
       C.  Promote production code                                                      X        A
       D.  Parameter card input                                                                  X
       E.  Parameter card update - Certegy managed                                               X
       F.  Parameter card update - IBM managed                                          X
       G.  Certegy calendar/scheduler input                                                      X
       H.  Scheduling calendar                                                          X

       I.  Batch test schedule
           1. Define/develop test requirements                                                   X
           2. Execute test batch cycle                                                  A        X
       J.  Batch/online production schedule
           1. Provide scheduler input (production job requirements)                              X
           2. Scheduler updates                                                         X
           3. Provide input on scheduling conflicts                                              X
           4. Resolve scheduling conflicts                                              A        X
           5. Execution                                                                 X
           6. Production checks and balances process                                    A        X
       K.  Job execution
           1. Monitor production job execution                                          X
           2. Address/escalate batch failures as documented                             X
           3. Maintain application support documentation                                         X
       L.  Applications Software installation
           1. Acceptance testing                                                                 X
           2. Verification/approval process                                                      X
           3. Promote to production                                                     X        A
       N.  Systems Software support
           1. Maintain Systems Software at supported levels                             X
           2. Maintain Systems Software utilities and products                          X
           3. Select Systems Software                                                   P        S
           4. Implement Systems Software                                                X
           5. Interface to vendors for problem resolution                               X
       P.  Advise of Systems Software change impact                                     X

8.0    MAINFRAME INFORMATION AND DATA NETWORK SECURITY
       A.  Install, maintain and upgrade new or existing security software              X
       B.  Define access control software requirements                                           X
       C.  Maintain the access control software                                         X
       D.  Identify and document the data security requirements                                  X
       E.  Implement the documented protection requirements for End User data           X
       F.  Manage logon IDs and authorities for IBM employees                           X        A
       G.  Identify Certegy employees Logon and authorities                                      R
       H.  Manage logon IDs and authorities for Certegy employees                                X
       I.  Establish criteria for management and reset of users' passwords              A        X
       J.  Review, approve and grant requests for privileged user authorities           X        R
       K.  Applications Software password authorization and administration                       X
       L.  Logs and alerts monitoring and response                                      X        R/A
       M.  Incident investigation                                                       X        X
       N.  Security audit                                                               A        R
       O.  Mainframe file controls                                                      A        R
       P.  Identify all dial-in services and Authorized Users of the Services           A        X
       Q.  Maintain security controls for dial-in services                              X
       R.  Add, change and delete users' access to the dial-in services                 X        R

9.0    PHYSICAL FACILITIES AND SECURITY
       A.  Provide physical facilities                                                  X
       B.  Provide Certegy with IBM's security standards and practices                  X
       C.  Review security policies and procedures for effectiveness                    X        A

       D.  Maintain and update the security section of the Procedures Manual            X
       E.  Provide physical security controls at the Data Center                        X
       F.  Restrict access to the Data Center to authorized personnel only              X
       G.  Conduct periodic reviews of the Data Center access control logs              X
       H.  Implement controls which protect printed output under IBM control            X
       J.  Provide secure storage for portable storage media                            X
       K.  Badge distribution, alarm monitoring and response at Data Center             X
       L.  Data Center emergency response (fire, medical, first aid, bomb threat)       X

10.0   APPLICATIONS SOFTWARE - CERTEGY SERVICE DELIVERY
       A.  Resolve scheduling conflicts                                                          X
       B.  Resolve cycle abends                                                                  X
       C.  Establish and maintain escalation procedures                                          X
       D.  Establish Performance Standards and Minimum Service Levels related to                 X
           Applications Software - Certegy performance
       E.  Perform root cause analysis                                                           X
       F.  Report Applications Software - Certegy incident report resolution                     X
           statistics
       G.  Institute Applications Software - Certegy run time improvements (RTIs)       A        X

10.0   APPLICATIONS SOFTWARE - IBM SERVICE DELIVERY
       A.  Resolve scheduling conflicts                                                 X
       B.  Resolve cycle abends                                                         X
       C.  Establish and maintain escalation procedures for Performance Standards       X
           and Minimum Service Levels
       D.  Establish Software performance                                               X
       E.  Perform root cause analysis                                                  X
       F.  Report Applications Software - IBM incident report resolution statistics     X
       G.  Institute Applications Software - IBM run time improvements (RTIs)           X        A

                                  SCHEDULE E OF

                           TRANSACTION DOCUMENT #01-01

                                  NETWORK TOWER

  SERVICES, LOCATION OF FACILITIES, OPERATIONAL AND FINANCIAL RESPONSIBILITIES

1.0     INTRODUCTION

1.1 This Schedule E - Network Tower describes certain duties, obligations and responsibilities of IBM and Certegy as related to the Network Tower operations and management.

1.2 During the term of the Transaction Document, IBM will provide services to Certegy from the Data Center using the Machines, the Applications Software and the Systems Software provided by Certegy and IBM as required by this Schedule - Network Tower. Additionally, IBM will provide such other services as requested and approved by Certegy during the term of this Transaction Document as New Services in accordance with
        Section 3.12 and Section 9.6 of the Master Agreement.

1.3 The descriptions contained in this Schedule E - Network Tower of specific types of services, and methods and procedures used to perform such services, set forth how IBM will deliver the Network Tower Services described herein.

1.4     Definitions:

1.4.1 "NETWORK INTER DATA CENTER SERVICES" means the Network Services that are required to support the transmission of data between the Data Centers.

1.4.2 "NETWORK SUPPORT ACCESS SERVICES" means the Network Services that are required to provide Certegy and Authorized Users with access to the Systems.

1.4.3   "NON-PRIME TIME" means all hours other than Prime Time.

1.4.4 "PRIME TIME" means for New Zealand processing 8:00 am - 8:00 pm New Zealand time and for Australia processing means 8:00 am - 8:00 pm Melbourne, Australia time, Monday through Friday.

All capitalized terms used and not defined in this Schedule E - Network Tower shall have the meanings given them elsewhere in the Agreement.

2.0     NETWORK SERVICES MANAGEMENT

IBM shall be responsible for the operation and management of the Network Inter Data Center Services and Network Support Access Services. These responsibilities shall include establishing and maintaining a properly trained and adequately staffed IBM population, including necessary management and support staff.

2.1     Network Service Operation

2.1.1 IBM shall provide, monitor and manage the agreed Network Services further described in Schedule D - Network Tower. Included in such responsibilities, IBM shall:

      1. Provide equipment and alarm monitoring and management from Advantra's network management centers, in accordance with the Minimum Service Levels set forth in Schedule S - Network Tower. Alarms which require additional remedial activity will be designated as faults;

      2. Monitor and manage the telecommunications carrier provided Frame Relay connections and notify customer and the carrier in the case of a disruption in service due to a fault condition;

      3. Provide router and network diagnosis of faults relating to carriage services;

      4. Initiate a dial connection to the managed routers to perform management tasks. Modems provided by Advantra at each of the Nominated Sites are installed solely for the purpose of the provision of the Services under this Transaction Document. Advantra will retain ownership of all modem equipment and associated software used to provide these particular services and be responsible to provide and administer secure access via these components;

      5. Provide change management relating to Network access, configuration and equipment configuration at the Nominated Site. Review any new requirements and make recommendations on technology, configuration and implementation schedules to the install base, within the current scope of works;

      6. Provide regular software upgrades consisting of recent releases of equipment software for routers, LAN switches and firewalls;

      7. Provide problem management, which includes logging, tracking and escalation of reported problems, based on IBM specified service assurance severity codes, listed in Schedule S - Network Tower;

      8. Electronically provide appropriate trouble ticket records for network related faults identified by Certegy, its Authorized Users, IBM, Advantra, or AT&T from IBM's trouble ticket system;

      9. Provide System support during Prime Time hours, and on-call support and coverage for the System during Non-Prime Time hours, including scheduled holidays. IBM will provide escalation procedures for IBM's on-call support to Certegy which will be set forth in the Procedures Manual;

      10.  Provide an internal escalation point within IBM; and

      11. Provide management liaison between IBM, AT&T, Advantra, Certegy and its Authorized Users.

2.2   Network Service management

2.2.1 IBM shall work together with Certegy to ensure that the required service management activities are identified within the Procedures Manual and followed within the delivery of the portions of the Services described in this Network Tower. As part of its responsibilities, IBM shall:

      1. Schedule Systems Software and Machines maintenance so as to minimize interference with Certegy and Certegy customers;

      2. Perform daily monitoring of utilization and efficiencies and provide monthly reporting on performance and capacity trends as measured against workloads for the Machines and Systems Software and provide recommendations;

      3. Liaise and coordinate the Services provided by subcontractors and external vendors;

      4. Make no change to the production environment without the prior approval of Certegy; provided, however, that if Certegy's refusal to agree to a change to the production environment causes demonstrable impact on IBM's ability to meet any Performance Standard or Minimum Service Level, then Certegy shall excuse IBM from those Performance Standard(s) or Minimum Service Level(s) to the extent such failure is due directly to Certegy's refusal to allow change to the production environment;

      5. Schedule all Data Center projects so as not to unreasonably interrupt Certegy business operations; all such projects must receive the prior approval of the IPT;

      6. Maintain and update the Network installation standards documentation set forth in the Procedures Manual;

      7. Participate in weekly meetings, or on such other frequency agreed to by the Parties, with Certegy designees to review any Change Request in accordance with the Procedures Manual;

      8. Prepare and distribute on a minimum of a monthly basis management reports on key data center quality metrics;

      9. Provide and implement security access control tools for data, databases and other information repositories and for applications, operating systems and libraries in accordance with Schedule L - Network Tower to this Transaction Document. IBM shall cooperate with and assist Certegy and its customers to allow its or their security administrators to complete their duties; and

      10. Be responsible for providing and implementing agreed quality assurance processes and procedures as reasonably necessary to ensure that IBM's Systems Software maintenance and support responsibilities are executed accurately and in a timely manner. Subject to the foregoing, the Parties shall mutually agree upon terms and conditions for conducting checkpoint reviews, Software testing and acceptance and other quality assurance procedures. These procedures shall be included in the Procedures Manual.

2.3   Emergency Restoration of Services

2.3.1 IBM shall be responsible for providing certain emergency restoration services. Included in such responsibilities, IBM shall:

      1. Develop and/or implement Data Center procedures, as required, to support Certegy's emergency restoration of services; work with Certegy's designated emergency plan coordinator to assure Data Center support plan meets Certegy's requirements and obtain Certegy's approval of procedures; and

      2. Invoke the Disaster Recovery Plan as applicable, in accordance with Schedule G to the Transaction Document.

2.4   Vendor Liaison and Coordination

2.4.1 IBM shall be responsible for liaising and coordinating the actions and services of external vendors and parties as required to support the services defined in this Schedule E - Network Tower and in Schedule D - Network Tower. As part of these responsibilities, IBM shall:

      1. Negotiate, as requested or as necessary or required to provide the Mainframe Tower services, negotiate leases, license agreements, and vendor contracts for any leases, license agreements and vendor contracts related to the Certegy In-scope Operations;

      2. Participate in service review meetings with vendors and service providers who provide services relating to the Transaction Document, as reasonably requested by Certegy;

      3. Jointly review, in conjunction with Certegy, vendor proposals related to the System components affecting IBM's ability to provide the Services to ensure existing and future systems' compatibility with changing industry standards. IBM will advise Certegy regarding new data processing technologies as appropriate through participation in the IPT; and

      4. Establish and maintain contact with vendors providing information technology services or products to Certegy and apprise Certegy of the latest technological developments through participation in the IPT.

2.5   Reports and Meetings

2.5.1 IBM shall cooperate and work with Certegy to ensure that the coordination and reporting requirements of Certegy are supported as commercially reasonable. IBM and Certegy will define and mutually agree on the reports and meetings that will be required, and record these within the Procedures Manual. These responsibilities include without limitation:

      1. A daily morning performance report in form and substance to be agreed upon by the Parties;

      2. A monthly performance report documenting IBM's performance of the Services as measured against the applicable Performance Standards and Minimum Service Levels;

      3. A monthly, rolling quarterly "look ahead" schedule for ongoing and planned Data Center changes. The status of Data Center changes will be monitored and tracked against the applicable schedule;

      4. A monthly change report setting forth a record of all changes performed during the previous month;

      5. Provision of such documentation and other information as may be reasonably requested by Certegy in order to verify the accuracy of the reports specified above;

      6. A daily meeting among operational personnel to discuss ongoing issues relating generally to daily performance and planned or anticipated activities and changes;

      7. A monthly management meeting of the IPT to review the performance report, the project schedule report, the changes report, and such other matters as appropriate;

      8. Meeting of the IPT to review relevant contract and performance issues; and

      9. An annual meeting to be scheduled in January of each calendar year during the term of this Transaction Document or as otherwise agreed to review the capacity requirements and Monthly Charges for the upcoming year.

2.6   Certegy Responsibilities

2.6.1 Certegy has some core responsibilities in the design and operation of the Network Services. These responsibilities include without limitation:

      1. Provision and management of the services not included within the Services defined in Schedule D - Network Tower;

      2. Definition, with IBM's cooperation, of the network capacity requirements and configuration inclusive of the requirements of the Data Center backup plans and associated services;

      3. Definition, with IBM's cooperation, of the security requirements of the data;

      4. Management of the transmission requirements of the application data in terms of ensuring that adequate services are in place and that all data is to be transmitted using the defined Network protocol;

      5. Cooperation with IBM in managing the required changes in terms of scheduling and approving the changes requested by IBM;

      6. Cooperation with IBM in attending and supporting the required meetings; and

      7. Management of the liaison with Certegy's Authorized User change control and management processes.

                                 ATTACHMENT 1 TO

                                   SCHEDULE E

                         OF TRANSACTION DOCUMENT #00-01

                                  NETWORK TOWER

                        SERVICES RESPONSIBILITIES MATRIX

   R = IDENTIFY REQUIREMENTS A = ASSIST X = PERFORM P = PRIMARY S = SECONDARY

                            NETWORK TOWER - SERVICES

                                                                                RESPONSIBILITY
                                                                                --------------
DESCRIPTION                                                                      IBM   CERTEGY
-----------------------------------------------------------------------------   ----   -------
1.0   TECHNICAL OPERATIONS
      A. Monitor network services and connections                                 X
      B. Identify problems                                                        X       A
      C. Raise problem tickets for problems and incidents                         X
      D. Follow agreed problem management processes                               X       X
      E. Ensure that problem management complies with agreed targets              X
      F. Maintain and support Network software and services                       X
      G. Install and test required and approved upgrades to network services      X
      G. Provide 7/24 support for the Network Tower                               X

2.0   NETWORK MANAGEMENT
      A. Define and provide requirements for Network                              A       X
      B. Define network capacity requirements                                             X
      C. Select network services per requirements                                 X       A
      D. Implement application data transfer standards                                    X
      E. Manage and support applications transferring data                                X
      F. Update and maintain the Procedures Manual                                X       A
      G. Monitor and track network utilization and transfer rates                 X
      H. Provide reports on network utilization                                   X
      I. Schedule agreed Network planning and management meetings                 X
      J. Attend agreed Network planning and management meetings                   X       X

3.0   SYSTEM MANAGEMENT AND CONTROL
      A. Follow agreed change management processes                                X       X
      B. Document operations procedures                                           X
      C. Job accounting statistics                                                X
      D. Hardware planning and installation
         1. Technology input                                                      X       A
         2. Hardware selection                                                    X
         3. Determine Hardware Data Center requirements                           X
         4. Participate in IPT hardware planning meetings                         X       X
      E. Capacity management
         2. Define Applications Software plans and requirements                           X
         3. Capacity monitoring/management                                        X
      F. Performance management
         1. Define Performance Standards and MSL                                          X
         2. Document IBM's performance against the MSL                            X
         3. Implement System performance improvements                             X       X

         4. Provide monthly performance reports                                   X
         5. Implement application performance improvements                        A       X
      G. Change management
         1. Define and maintain process documentation                             X
         2. Provide change requirements for Applications Software                         X
         3. Provide change requirements for IBM                                   X
         4. Provide change requirements for Systems Software                      X
         5. Conduct IPT meeting                                                   X       A
         6. Promote System changes to production                                  X
         7. Report on System change success                                       X
         8. Close Change Request assigned to Certegy                                      X
         9. Close Change Request assigned to IBM                                  X
      H. Executive reporting for system performance                               X

3.0   SYSTEMS MANAGEMENT AND CONTROL PART 2
      I. Problem management
         1. Define and maintain the process documentation                         X
         2. Record incident reports production problems                           X
         3. Distribute incident reports to support                                X
         4. Provide input on incident reports                                     X
         5. Track incident reports through resolution                             X
         6. Close incident reports assigned to Certegy                                    X
         7. Close incident reports assigned to IBM                                X
         8. Perform root cause analysis for Applications                                  X
         9. Perform root cause analysis for all other problems                    X
      J. System security (i.e., RACF,CICS, TSO)
         1. Administration                                                        X
         2. Execution                                                             X
      K. System monitoring (mainframe, CICS, etc.)                                X
      L. Performance tuning
         1. IBM Machines                                                          X
         2. Applications Software - Certegy                                               X
         3. Systems Software and Application Software - IBM                       X
      M. Provide input and assist to troubleshooting                                      X
      N. Perform troubleshooting/problem resolution                               X
      O. Provide Applications Software programmer assistance                      A
      P. Provide input on System backup/recovery requirements                             X
      Q. Perform System backup/recovery procedures                                X
      R. Perform System backup/recovery job execution                             X
      S. Perform VTAM/NCP installation                                            X
      T. New technology/product research
         1. System technology input/review                                        P       S
         2. System technology selection                                           P       S
         3. Technology implementation                                             X
      U. New technology/product research (existing scope)
         1. Technology input/review                                               P       S
         2. Technology selection                                                  P       S
         3. Technology implementation                                             X
      V. VTAM/NCP change
         1. Consult on protocol, interface standards, connectivity                A       X
         2. FEP configuration management and documentation                        X

    W. Equipment Security (router diagnostic access, router links, etc.)
    1. Administration                                                             X
    2. Execution                                                                  X

4.0   FAILURE AND DISASTER RECOVERY
      A. Define Disaster Recovery Requirements                                            X
      B. Define customer connectivity requirements                                        X
      C. Maintain Disaster Recovery Plan                                          X       A
      D. Coordinate Disaster Recovery testing                                     X       A
      E. Perform Disaster Recovery testing for System                             X       A
      E2.Perform Disaster Recovery testing for Applications Software              A       X
      F. Declare Disaster                                                                 X
      G. Execute Data Center Disaster Recovery procedures                         X       A
      H. Execute network Disaster Recovery procedures                             X       A
      I. Execute Applications Software - Certegy disaster recovery procedures             X
      J. Resolve Data Center Machine failure                                      X
      K. Resolve Systems Software failure                                         X
      L. Resolve Applications Software - Certegy failure                                  X
      M. Resolve Applications Software - IBM failure                              X
      N. Resolve Network Services failures                                        X

5.0   DATA NETWORK SECURITY
      A. Install, maintain and upgrade new or existing security software          X
      B. Define access control software and hardware requirements                         X
      C. Maintain the access control software and hardware                        X
      D. Identify and document the data security requirements                             X
      E. Implement the documented protection requirements for End-User data       X
      F. Logs and alerts monitoring and response                                  X      R/A
      G. Incident investigation                                                   X       X
      H. Security audit                                                           A       X
      I. Identify all dial-in services and Authorized Users of the Services       A       X
      J. Maintain security controls for dial-in services                          X
      K. Add, change and delete users' access to the dial-in services             X       R

6.0   PHYSICAL FACILITIES AND SECURITY
      A. Provide physical facilities on IBM site                                  X
      B. Provide physical facilities at Certegy or NAG site                               X
      C. Provide Certegy with IBM's security standards and practices              X
      D. Review security policies and procedures for effectiveness                X
      E. Maintain and update the security section of the Procedures Manual        X
      F. Provide physical security controls at the IBM Data Center                X
      G. Restrict access to the IBM Data Center to authorized personnel only      X
      H. Conduct periodic reviews of the IBM Data Center access control logs      X

                                  Schedule F of

                          Transaction Document #01 -01

                                 Mainframe Tower

                Leases, Licenses and other Third Party Agreements

Section F-l of Schedule F lists the Mainframe Tower leases for which IBM is assuming financial, management and/or administrative responsibility as attorney in fact for Certegy.

                    SECTION F-1 - LEASES FOR MAINFRAME TOWER

      IBM IS NOT RESPONSIBLE FOR ANY MAINFRAME TOWER LEASES FOR CERTEGY AS
                            OF THE COMMENCEMENT DATE

Section F-2 of Schedule F lists the Mainframe Tower IBM software licenses for which IBM is assuming financial, management and/or administrative responsibility as attorney in tact for Certegy.

                       SECTION F-2 SYSTEMS SOFTWARE - IBM

                                                                      RESPONSIBILITY
                                                                   (I = IBM C = CERTEGY)
ITEM    PRODUCT                                            ------------------------------------
 NO.    NUMBER    SOFTWARE NAME/DESCRIPTION     LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   --------   -------------------------     --------   -------   ------   --------   ------

                                               IBM

 l     5648-063   ACF/NCP                          IBM        I         I         I         I
 2     5668-738   ACF/NCP FOR 3745/3720            IBM        I         I         I         I
 3     5655 041   ACF/SSP FOR MVS                  IBM        I         I         I         I
 4     5695 117   ACF/VTAM (MVS/ESA)               IBM        I         I         I         I
 5     5655-018   CICS/ESA 4.1                     IBM        I         I         I         I
 6     5688-958   COBOL II 4.0                     IBM        I         I         I         I
 7     5668-197   COBOL II VS COMP/LIB/DEBUG       IBM        I         I         I         I
 8     5668-198   COBOL LANG ENVIRON MVS           IBM        I         I         I         I
 9     5688-188   C370 LIBRARY LE                  IBM        I         I         I         I
 10    5695-DB2   DB2 MVS VERSION 4                IBM        I         I         I         I
 11    5695-DF1   DFSMS                            IBM        I         I         I         I
 12               DFSORT                           IBM        I         I         I         I
 13               DFDSS                            IBM        I         I         I         I
 14               DFHSM                            IBM        I         I         I         I
 15               FTP                              IBM        I         I         I         I
 16    5696-234   HIGH LEVEL ASSEMBLER             IBM        I         I         I         I
 17               ICF/CATALOG                      IBM        I         I         I         I
 18               INFOMAN                          IBM        I         I         I         I
 19    5665-402   ISDF/PDF V4 FOR MVS              IBM        I         I         I         I
 20               JES2                             IBM        I         I         I         I
 21    5655-007   NETVIEW                          EBM        I         I         I         I
 22    5665-333   NPM (NETVIEW PERF MON)           IBM        I         I         I         I
 23               OPC/ESA                          IBM        I         I         I         I
 24               OS390                            IBM        I         I         I         I
 25    5668-911   OSPL/1 V2 LIBRARY                IBM        I         I         I         I
 26    5688-190   PAGE PRINT FORMAT                IBM        I         I         I         I
 27    5665-351   PPFA/MVS                         IBM        I         I         I         I
 28    5698-040   PSF/MVS                          IBM        I         I         I         I
 29               QMF                              IBM        I         I         I         I
 30    5655-084   RMF                              IBM        I         I         I         I
 31    5688-197   SAA AD/CYCLE COBOL/370           IBM        I         I         I         I
 32    5665-488   SDSF MVS/ESA                     IBM        I         I         I         I
 33    5668-949   SMP/E                            IBM        I         I         I         I
 34    5655-HAL   TCP/IP FOR MVS                   IBM        I         I         I         I
 35               TPNS                             IBM        I         I         I         I
 36    5685-025   TSO/E (MVS/ESA)                  IBM        I         I         I         I


                       SECTION F-2 SYSTEMS SOFTWARE - IBM

                                                                      RESPONSIBILITY
                                                                  (I = IBM C = CERTEGY)
ITEM    PRODUCT                                            ------------------------------------
 NO.    NUMBER    SOFTWARE NAME/DESCRIPTION     LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   --------   -------------------------     --------   -------   ------   --------   ------
 37               RACF                             IBM        I         I         I         I
 38    5665-311   3270 PC FILE TRANSFER (MVS)      IBM        I         I         I         I

Section F-3 of Schedule F lists the Mainframe Tower Third Party Agreements for which IBM is assuming financial, management and/or administrative responsibility as attorney in fact for Certegy.

               SECTION F-3 MAINFRAME TOWER: SYSTEMS SOFTWARE - IBM

                                                                               RESPONSIBILITY
                                                                            (I = IBM C = CERTEGY)
ITEM                                                                ------------------------------------
 NO.    VENDOR             SOFTWARE NAME/DESCRIPTION     LICENSEE   OPER(1)   FIN(2)   MAINT(3)   DEV(4)
----   --------            -------------------------     --------   -------   ------   --------   ------
 l     Exec Computing      JOBSCAN                          IBM        I         I         I        NA
 2     SDA                 PDSMAN                           IBM        I         I         I       INA
 3     BMC                 STOP/X3711                       IBM        I         I         I        NA
 4     Candle              OMEGAMON/II MVS                  IBM        I         I         I        NA
 5     Candle              OMEGAMON CICS                    IBM        I         I         I        NA
 6     CA                  OPTIMIZER AND RT Library         IBM        I         I         I        NA
 7     CA                  CAI                              IBM        I         I         I        NA
 8     CA                  ENDEAVOR                         IBM        I         I         I        NA
 9     Compuware           ABEND AID/CICS                   IBM        I         I         I        NA
 10    Compuware           ABEND-AID/MVS                    IBM        I         I         I        NA
 11    Compuware           XPEDITER/TSO(C+A)                IBM        I         I         I        NA
 12    Compuware           XPEDITER CICS(C+A)               IBM        I         I         I        NA
 13    Compuware           STROBE BASE                      IBM        I         I         I        NA
 14    Compuware           FILEAID MVS                      IBM        I         I         I        NA
 15    IDP                 FDR/ABR                          IBM        I         I         I        NA
 16    IDP                 IAM                              IBM        I         I         I        NA
 17    Execp               VPS                              IBM        I         I         I        NA
 18    Execp               SYNCSORT MVS                     IBM        I         I         I        NA
 19    Sterling Commerce   CONNECT DIRECT (MVS)             IBM        I         I         I        NA
 20                        MQ SERIES                        IBM        I         I         I        NA

NOTES:

(1) "OPER" means operational responsibility for the Systems Software listed in this Schedule.

(2) "FIN" means financial responsibility for license fees, maintenance charges Maintenance Releases, Versions and any other related charges for the Systems Software listed in this Schedule.

(3) "MAINT" means maintenance responsibility, including applying fixes, corrections and minor enhancements (but not necessarily the financial responsibility for such) for the Systems Software listed in this Schedule.

(4) "DEV" means development responsibility, including the programming of any regulatory/statutory mandated changes, version upgrades or major enhancements for the Systems Software listed in this Schedule.

                                  Schedule F of

                           Transaction Document #01-01

                                  Network Tower

                Leases, Licenses and other Third Party Agreements

Section F-l of Schedule F lists the Network Tower leases for which IBM is assuming financial, management and/or administrative responsibility as attorney in fact for Equifax.

                     SECTION F-1 - LEASES FOR NETWORK TOWER

       IBM IS NOT RESPONSIBLE FOR ANY NETWORK TOWER LEASES FOR CERTEGY AS
                            OF THE COMMENCEMENT DATE

Section F-2 of Schedule F lists the Network Tower software licenses for which IBM is assuming financial, management and/or administrative responsibility as attorney in fact for Equifax.

                    SECTION F-2 - LICENSES FOR NETWORK TOWER

                                             IBM RESPONSIBILITIES
ITEM                               ---------------------------------------
 NBR   VENDOR NAME   DESCRIPTION   FINANCIAL   MANAGEMENT   ADMINISTRATIVE
----   -----------   -----------   ---------   ----------   --------------


Section F-3 of Schedule F lists the Network Tower Third Party Agreements for which IBM is assuming financial, management and/or administrative responsibility as attorney in fact for Equifax.

             SECTION F-3 - THIRD PARTY AGREEMENTS FOR NETWORK TOWER

            IBM IS NOT RESPONSIBLE FOR ANY NETWORK TOWER THIRD PARTY
               AGREEMENTS FOR EQUIFAX AS OF THE COMMENCEMENT DATE

                                  SCHEDULE G OF

                           TRANSACTION DOCUMENT #01-01

                                 MAINFRAME TOWER

                           DISASTER RECOVERY SERVICES

1.0  INTRODUCTION

1.1 IBM will provide Disaster Recovery Services for Mainframe Tower and the Network Tower for Certegy as described within this Schedule. This Schedule is intended to describe all aspects of the services to be provided and include the roles and responsibilities of both Certegy and IBM in planning, testing and supporting Disaster Recovery for the Systems and the applications.

1.2 IBM will be responsible for the provision of Disaster Recovery Services to Certegy based on the roles and responsibilities in Attachment 1, the Disaster Recovery Responsibilities Matrix.

1.3 The Parties' Disaster Recovery Services responsibilities shall include, but not be limited to, the following:

     1. IBM and Certegy will discuss and agree on the readiness of the Certegy Application Disaster Recovery Plan and the IBM System Disaster Recovery Plan;

     2. IBM and Certegy will jointly plan and IBM will execute an initial Disaster Recovery test at a time to be agreed and subject to the commencement of the Standby Production Services;

     3. IBM will provide dedicated hardware and the defined network infrastructure as agreed at the backup site;

     4. The Parties agree to review the DASD service and data transfer services required to support the Target Recovery Times for the Critical Applications and achieve agreement on the defined service 60 days prior to the scheduled implementation of the Standby Production Service;

     5. The Parties agree to review the Data Center to be used as the backup site as part of the review process defined in Clause 1.3.4;

     6. IBM will design, implement system backup and recovery processes and procedures;

     7. Certegy will design, implement application and database backup and recovery processes;

     8. It is the intent of both Parties that the Critical Business Applications Systems and target recovery times as identified in Attachment 2 will be the goals of the jointly developed Disaster Recovery Plan, and both Parties agree to work together to achieve these targets;

     9. The Parties will be jointly responsible for the initiation, support and execution of the testing and performance of the Recovery Plan with the Parties respective roles being consistent with the roles set forth in this Schedule;

     10. In the event of a Disaster declaration, IBM and Certegy will jointly support the execution of the Restoration; and

     11. The service levels defined in Schedule S will be subject to the Force Majeure clause in Section 17.3 of the Master Agreement.

2.0  DEFINITIONS

2.1 "COLD SITE" means a fully constructed facility that provides all Hot-Site physical services and utilities necessary to support Certegy's computer environment. It does not have installed computer hardware or network equipment.

2.2 "CRITICAL BUSINESS APPLICATION SYSTEMS" means the applications specified by Certegy to support Certegy's vital business functions in the event of a Disaster. The Critical Business Application Systems are set forth in Attachment 2 hereto.

2.3 "CRITICAL SYSTEM PROCESS" means any application process that is required to support the Critical Business Applications Systems.

2.4 "DISASTER" means any unplanned interruption of information processing for Certegy, due to causes beyond the control of Certegy or IBM, which significantly impair the ability of IBM or Certegy to perform the Services and to operate the Critical Business Application Systems at the Data Center facility.

2.5 "DISASTER RECOVERY" means the Restoration, at a location other than the Data Center, of Critical Business Application Systems, Critical System Processes and related Network connectivity following a declared Disaster.

2.6 "DISASTER RECOVERY PLAN" or "PLAN" means the mutually agreed upon plan for recovering Certegy's Critical Business Application Systems necessary for continuation of the vital business processes of Certegy.

2.7 "CERTEGY CONFIGURATION" means the hardware, software and/or Data Network equipment requested by Certegy as part of the Standby Production Service.

2.8 "HOT-SITE" means a fully equipped data center environment, which contains the IBM Configuration.

2.9 "IBM CONFIGURATION" means the hardware, software and Data Network equipment provided by IBM, as set forth in the Disaster Recovery Plan, designated for support of the Critical Business Application Systems during a declared Disaster.

2.10 "MINIMUM RPP DISASTER RECOVERY CAPACITY" is the CPU capacity requested by Certegy for the Standby Production Service RPP Baseline as listed in Schedule J.

2.11 RECOVERY CENTER" means the facility from which IBM provides Disaster Recovery Services.

2.12 "RESTORATION" means the point in time at which the Critical Business Application Systems have all data files recovered the System, Network access and Applications are reinstated after the declaration of a Disaster and is ready for the Critical Business Application Systems to begin processing as agreed to be sufficient to allow achievement of the MSLs identified in Schedule S.

2.13 "RECOVERY TIMES" means the Recovery Times for Critical Business Application Systems set as set forth in Attachment 2 hereto, which both IBM and Certegy will work together to achieve recovery of the Systems and the Applications-Certegy within.

2.14 "STANDBY PRODUCTION SERVICE" means the Services requested by Certegy as required to support the Recovery of the Applications as described in the Resource Baselines for Standby Production Services, the Network Services identified in Schedule D - Network and the roles and responsibilities defined in this Schedule G.

3.0  DISASTER RECOVERY PLAN

3.1 The Disaster Recovery Plan will include, but will not be limited to, the following:

     1.   a brief description of the Critical Systems Process and functions;

     2.   a listing of the Critical Business Application Systems;

     3. the agreed target recovery times for each Critical Business Application Systems;

     4. the hardware equipment comprising the IBM Configuration used for Disaster Recovery;

     5.   IBM's and Certegy's recovery responsibilities;

     6.   copies of the System recovery plans and procedures;

     7. copies o the Applications Software - Certegy recovery plans and procedures;

     8.   escalation processes and critical staff list for both IBM and Certegy;

     9. contact listings of Certegy and IBM key personnel on the recovery management team;

     10.  identification of recovery teams;

     11.  Disaster declaration process;

     12. names of those Certegy individuals who are authorized to declare a Disaster;

     13.  backup processes and components;

     14. the schedule for the periodic tape backup of Critical Business Application Systems;

     15.  the location and schedule for off-site storage of the tape backups;

     16.  notification procedures;

     17.  recovery information, procedures, schedules, etc.; and

     18.  procedures for maintaining the Disaster Recovery Plan.

4.0  IBM'S DISASTER RECOVERY PLAN RESPONSIBILITIES

4.1  As part of its Disaster Recovery responsibilities, IBM shall:

     1. provide a representative who is knowledgeable in Disaster Recovery planning and the Disaster Recovery Plan (the "IBM Disaster Recovery Coordinator") to serve as a single point of contact for Certegy's Disaster Recovery related communications and activities. The IBM Disaster Recovery Coordinator will be responsible for the development, maintenance, documentation and testing of the System Disaster Recovery Plan;

     2. in cooperation with Certegy, review, and update if necessary, the Disaster Recovery Plan on an annual basis or as warranted by business and/or technical changes to ensure compatibility with Certegy's and IBM's overall Disaster Recovery strategies and related plans;

     3. provide and support the Standby Production Service infrastructure as requested by Certegy;

     4. provide the System backup and recovery plans as required to meet the agreed recovery requirements and timetable;

     5. in cooperation with Certegy test the Disaster Recovery Plan twice annually to ensure the Plan remains practicable and current;

     6. provide up to seventy-two (72) hours per test per year at the Recovery Center for testing Certegy's Disaster Recovery Plan and provide Certegy with a detailed written stat us report within fourteen (14) business days following each Disaster Recovery test as well as recommendations and an action plan to correct any deficiencies;

     7. provide System recovery to the last backup cycle available from tapes rotated to the off- site storage location or as superceded by the cross-site data management and duplication processes;

     8. provide overall project management in the event of a Disaster or scheduled test;

     9. verify that problem resolution during tests is performed in a timely manner;

     10. ensure that adequate staff resources are available to support the Restoration of the System at all times;

     11. schedule two (2) tests per year at dates and times acceptable to both Certegy and IBM, and

     12. work with Certegy to review, and update if necessary, the Critical Business Application Systems lists on an ongoing basis and present the results to the IPT. The IPT will resolve any financial implications that may result from such review and update.

5.0  CERTEGY'S DISASTER RECOVERY PLAN RESPONSIBILITIES

5.1  Certegy's responsibilities:

     1. Certegy will provide a representative who is knowledgeable in Disaster Recovery planning and the Disaster Recovery Plan (the "Certegy Disaster Recovery Coordinator") to serve as a single point of contact for Certegy's Disaster Recovery related communications and activities. The Certegy Disaster Recovery Coordinator will be responsible for the development, maintenance, documentation and testing of the Application Disaster Recovery Plan;

     2. in cooperation with IBM, review, and update if necessary, the Disaster Recovery Plan on an annual basis or as warranted by business and/or technical changes to ensure compatibility with Certegy's and IBM's overall Disaster Recovery strategies and related plans;

     3. ensure that the Standby Production Services Baselines and the configurations and capacities that comprise the Network Services are sufficient to meet the Disaster Recovery requirements of the Applications Software, in terms of the support of the recovery and in terms of the ability of the System to meet the agreed MSL as defined in Schedule S;

     4. provide the Application backup and recovery plans as required to meet the agreed recovery requirements and timetable;

     5. in cooperation with IBM, test the Disaster Recovery Plan twice annually to ensure the Plan remains practicable and current;

     6.   provide resources to support the testing of the Plan;

     7. provide the IBM Disaster Recovery Coordinator with sufficient information to support the reporting of the Disaster Recovery test as well as recommendations and an action plan to correct any deficiencies;

     8. provide application and database recovery to the last backup cycle available from tapes rotated to the off-site storage location or as superceded by the cross-site data management and duplication processes;

     9. provide project management for Recovery of the Applications in the event of a Disaster or scheduled test;

     10.  request additional test time if required to develop and test the Plan;

     11. ensure that adequate staff resources are available to support the Application Disaster Recovery at all times;

     12. provide the interface for auditing entities that require review of the Disaster Recovery Plan and/or test results;

     13. schedule two (2) tests per year at dates and times acceptable to both Certegy and IBM, and

     14. work with IBM to review and update if necessary, the Critical Business Application Systems lists on a quarterly basis and present the results to the IPT. The IPT will resolve any financial implications that may result from such review and update.

6.0   DATA CENTER DISASTER DECLARATION AND RECOVERY

6.1   The key responsibilities in the event of a Disaster are:

6.1.1 Certegy shall be responsible for declaring a Disaster. The process to declare a Disaster and a list of the Certegy representatives authorized to declare such Disaster are specified in the Disaster Recovery Plan. The list of representatives will be reviewed and updated, if necessary, on a quarterly basis.

6.1.2 In the event of a Disaster declaration, IBM will grant Certegy immediate and priority access to the Standby Production Services and for restoring all other hardware and software components that comprise the Services as documented in the Plan.

6.1.3 If the primary Recovery Center specified in the Disaster Recovery Plan is not available when a Disaster is declared, Disaster Recovery Services will be provided at another IBM Recovery Center as is commercially reasonable without additional charge.

6.1.4 Certegy will undertake restoration of the Critical Business Application Systems as documented within the Plan.

6.1.5 The Parties will cooperate to achieve Restoration in accordance with Attachment 2 hereto.

6.1.6 If a Disaster is declared, from the time of the initial outage to 5 calendar days after restoration thereafter, IBM will be relieved from the Service Level requirements set forth in Schedule S of this Transaction Document, provided that from the time service is commenced at the Recovery Site to the end of the 5 day period, IBM will not fail to meet any Service Level set out in Schedule S by more than 10%.

6.1.7 In the event of a Disaster declaration, IBM will use commercially reasonable efforts to restore the number of RPP's and GB provided to Certegy under this Transaction Document to the number required to support the requirements of the production services as soon as practicable.

6.2   IBM's Data Center Disaster Recovery responsibilities

6.2.1 IBM responsibilities for Disaster Recovery will include without limitation:

      1. perform its Disaster Recovery responsibilities as set forth in this Schedule G and the Disaster Recovery Plan;

      2. retrieve and transport any required offsite stored media including data and software to the Recovery Center;

      3. begin the recovery process for the System as specified in the Disaster Recovery Plan to support Certegy's Critical Business Application Systems;

      4.    assist Certegy in the recovery of the Applications;

      5. operate the Critical Business Application Systems on the IBM and Certegy Configurations at the Recovery Center;

     6. provide adequate office space at the Recovery Center for technical support teams and Certegy application support teams to conduct recovery operations;

     7.   provide and pay for:

     8. the interface for auditing entities that require review of the Disaster Recovery Plan and/or test results; and

     9. living expenses incurred by IBM personnel in the performance of the IBM Disaster Recovery responsibilities; and

     10. provide restoration of the Network Tower as specified in Schedule D - Network including, but not limited to providing connectivity to the Disaster Recovery Data Center or if necessary the alternative site, switching the appropriate Network connections to allow data communication to and from the System by Certegy and its Authorized Users for purposes of transmitting and receiving data.

6.3   Certegy's Data Center Disaster Recovery Responsibilities

6.3.1 In the event of a declared Disaster, Certegy will:

     1. perform its Disaster Recovery responsibilities as set forth in this Schedule G and the Disaster Recovery Plan;

     2. be responsible for the Applications Software - Certegy recovery, database restoration and roll-forward and ensuring that all restored Applications Software - Certegy are at a level that can support the Service;

     3. ensuring that the Certegy Authorized Users and clients are informed of the situation and for all liaison with media and external agencies;

     4. manage the restoration of the Applications Software - Certegy and reinstatement of the Certegy services to the Certegy clients;

     5. comply with Recovery Center procedures, including those for safety and security; and

     6. pay all travel and living expenses incurred by Certegy personnel in the performance of Certegy's Disaster Recovery responsibilities.

7.0  DISASTER RECOVERY PLAN TEST FAILURE

7.1 If a failure occurs in the testing of the Disaster Recovery Plan and such failure results in the need for an additional test, all labor and offsite storage costs associated with the additional test will be borne by the Party responsible for the failure.

7.2 The evaluation of whether a test was a failure will be jointly determined in accordance with the jointly developed success criteria developed by the IPT.

8.0  DATA CENTER AND/OR DATA NETWORK RECOVERY FAILURE

8.1 In the event that IBM exceeds its committed recovery time for the IBM Configuration, excluding untested and out-of-scope Services at the Recovery Center, by greater than five (5) days, then, at Certegy's sole discretion, the terms and conditions set forth in the Section 17.3 of the Master Agreement shall prevail.

9.0  NEW DISASTER RECOVERY REQUIREMENTS

9.1 Additional services, functions or capacity beyond that specified in this Schedule G as of the Commencement Date will be added at the request of Certegy subject to Section 9.6 of the Master Agreement.

9.2 Nothing stated in this Schedule G shall be construed to modify or alter the Parties' responsibilities with respect to the Services, the Systems Software, the Applications Software, or the Machines as specifically set forth elsewhere in the Agreement.

                                 ATTACHMENT 1 TO

                                  SCHEDULE G OF

                           TRANSACTION DOCUMENT #00-01

                                 MAINFRAME TOWER

                             RESPONSIBILITIES MATRIX

    R= Identify Requirements A = Assist X = Perform P = Primary S = Secondary

                                                                               RESPONSIBILITY
                                                                               --------------
                       DISASTER RECOVERY RESPONSIBILITIES MATRIX               IBM    CERTEGY
                       -----------------------------------------               ---    -------

1.0   GENERAL
      A. Develop requirements for Disaster Recovery                              A        X
      B. Provide, test and implement Applications Software - Certegy and
         dependent data recovery plans                                           A        X
      C. Provide, test and implement System recovery plans                       X        A
      D. Provide overall Disaster Recovery project management                    P        S
      E. Provide Applications Software - Certegy recovery support and
         project management                                                               X
      F. Recovery of Systems and processes not covered in contract               A        X
      G. Provide Applications Software - IBM recovery support and project
         management                                                              X

2.0   DISASTER RECOVERY PLANNING

      A. Review the Critical Business Application Systems                        S        P
      B. Update, if necessary, the Critical Business Application Systems
         list                                                                             X
      C. Develop Disaster declaration processes and procedures                   A        X
      D. IPT will conduct annual Plan reviews and updates                        X        X
      E. Provide required capacity plan for Standby Production Services                   X
      F. Plan for System recovery                                                X
      F. Plan for Applications Software - Certegy recovery                                X
      H. Ensure required staff are available to support recovery processes       X        X
      I. Provide escalation processes for the System                             X
      I. Provide escalation processes for the Applications Software -
         Certegy                                                                          X
      J. Plan for Applications Software - IBM recovery                           X

3.0   DISASTER RECOVERY PLAN MANAGEMENT

      A. Assign an IBM Disaster Recovery Coordinator to maintain the System
         Disaster Recovery Plan                                                  X
      B. Provide the capacity as agreed in the Standby Production Services       X
      C. Define the resource requirements for recovery                                    X
      D. Assign an Certegy Disaster Recovery Coordinator to maintain die
         Applications Software - Certegy plan                                             X

4.0   DISASTER RECOVERY TEST

      A. Develop semi-annual Disaster Recovery test plans                        A        X
      B. Provide overall coordination effort for the annual recovery test(s)     X
      C. Approve test success criteria                                           X        X
      D. Produce written status report of conducted test results within 14
         business days                                                           X        A

      E. Review Disaster Recovery test results for Disaster Recovery Plan
         updates as appropriate                                                   X
      F. Responsible for travel expenses incurred by IBM staff to support the
         test                                                                     X
      G. Responsible for travel expenses incurred by Certegy staff to support
         the test                                                                         X

5.0   DISASTER OPERATIONS

      A. Declaration of Disaster                                                          X
      B. Establish and conduct Recovery Coordination Center                       X       A
      C. Perform recovery of the Applications Software - Certegy and the
         required data                                                                    X
      D. Perform recovery of the System                                           X
      E. Complete recovery as described in Attachment 2.                          X       X
      F. Management and financial responsibility for providing the IBM
         Configuration                                                            X
      G. Payment of the IBM Monthly Charge for the Services                               X
      H. Responsible for travel expenses incurred by IBM staff to support the
         recovery                                                                 X
      I. Perform recovery of the Application Software - IBM                       X
      J. Responsible for travel expenses incurred by Certegy staff to support
         the recovery                                                                     X

                                 ATTACHMENT 2 TO

                                  SCHEDULE G OF

                           TRANSACTION DOCUMENT #00-01

                                 MAINFRAME TOWER

        CRITICAL BUSINESS APPLICATION SYSTEMS TARGET RECOVERY TIME FRAMES

1. Critical Business Application Systems supported by the IBM Configuration listed in the Disaster Recovery Plan and the associated Disaster Recovery time frames are listed below and have been included as part of the Disaster Recovery Plan.

2. The times for recovery are agreed targets that both IBM and Certegy will seek to achieve full recovery of the Services and Applications Software within. The achievement of these targets is seen to be a joint responsibility in which IBM is responsible for the provision of the Services and Certegy for the restoration of the Applications Software - Certegy.

3. In the event that a new or additional Critical Business Application System is added to the list below Certegy will have the responsibility for defining the Disaster Recovery requirements for such additional or new Critical Business Application System.

4. The Parties shall perform a Disaster Recovery Test to the extent necessary for such additional or new Critical Business Application System prior to production implementation.

TABLE 1. CRITICAL APPLICATION RECOVERY

APPLICATION                        RECOVERY TIMES
--------------------------------   --------------
Base 2000                              4 Hours

Base 2000 Cardholder System            4 Hours
Base 2000 Collections Services         4 hours
Base 2000 Authorizations Systems       4 hours
Triad                                  4 hours

                                  Schedule G of

                           Transaction Document #01-01

                                  Network Tower

                                Disaster Recovery

     THE DISASTER RECOVERY SERVICES FOR NETWORK TOWER ARE DESCRIBED WITHIN
                          SCHEDULE G - MAINFRAME TOWER.


                                   Page l of 1

                                  Schedule G of

                          Transaction Document #01 -01

                                  Network Tower

                               Disaster Recovery

     THE DISASTER RECOVERY SERVICES FOR NETWORK TOWER ARE DESCRIBED WITHIN
                          SCHEDULE G - MAINFRAME TOWER.


                                   Page l of 1

                                  SCHEDULE H OF

                           TRANSACTION DOCUMENT #01-01

                                 MAINFRAME TOWER

                                 TRANSITION PLAN

AS OF THE COMMENCEMENT DATE OF TRANSACTION DOCUMENT # 01-01 THIS TRANSITION PLAN
SCHEDULE IS NOT APPLICABLE TO THE MAINFRAME TOWER

                                  SCHEDULE H OF

                           TRANSACTION DOCUMENT #01-01

                                  NETWORK TOWER

                                 TRANSITION PLAN

AS OF THE COMMENCEMENT DATE OF TRANSACTION DOCUMENT # 00-01 THIS TRANSITION PLAN
SCHEDULE IS NOT APPLICABLE TO THE MAINFRAME TOWER

                                  SCHEDULE I OF

                           TRANSACTION DOCUMENT #01-01

                                  NETWORK TOWER

                              IBM NETWORK LOCATIONS

This Schedule is a listing by address of the voice and data Network locations This list of Network locations is maintained by IBM. This table is an inventory and will be updated and maintained through the term of this Transaction Document.

ADDITIONAL NETWORK LOCATIONS WILL BE IDENTIFIED ONCE KNOWN. MOST NETWORK COMPONENTS WILL BE LOCATED IN THE DATA CENTER IN CLAYTON AND THE BACKUP DATA CENTER IN TULLAMARINE.

TABLE 1 NETWORK LOCATIONS

S/Number                 Location                 Item
--------                 --------                 ----
                         IBM Data Center 1822
                         Dandenong Road
                         CLAYTON Victoria 3168

                         IBM GSA Data Center
                         54 Garden Drive
                         TULLAMARINE Victona
                         3043

                         Certegy Inc.
                         Marland House
                         Melbourne Victoria

                         NAB Data Center, Knox,
                         Melbourne, Victoria

                         NAB Data Center, 200
                         Victoria Parade East
                         Melbourne Vic 3002

                                  SCHEDULE J OF

                           TRANSACTION DOCUMENT #01-01

                 PRICING SUPPLEMENT AND CHARGING METHODOLOGIES

1.0 INTRODUCTION

     This Schedule J defines the pricing and methodologies for calculating the charges for the Services pursuant to this Transaction Document unless expressly provided otherwise in the Master Agreement or this Transaction Document. The Resource Charge, the Annual Adjustment and the other charge provisions specifically set forth in the Master Agreement and in the Transaction Document, in the aggregate, compensate IBM in full for the Services.

     All Resource Charges and Unit Rates detailed in the Supplement are in Australian dollars unless otherwise stated therein.

     1.01 Tower Pricing

     The charges and fees specifically set forth in the Agreement comprise all of the charges and fees payable by Certegy to IBM for and with respect to the Services. Each of the Mainframe and Network Towers are priced separately.

     The Unit Rates include charges for the Systems Software and Machines and the upgrades to and refreshes of the Systems Software and Machines sufficient to support the Baseline volumes for the performance of the Services set forth in the Supplement and satisfaction of the Performance Standards and Minimum Service Levels set forth in Schedule S during the term of this Transaction Document.

     The applicable Unit Rates, Original Baselines and Sensitivity Factors applicable to this Transaction Document are set forth in the Supplement.

     1.02 Repricing of Services

     Should there be an increase in the Minimum Service Levels specified in Schedule S, IBM reserves the right to review the Unit Rates and/or Resource Charge applicable to the affected portion of the Services to determine if IBM's overall cost to perform such Services is adversely impacted by the increase in the Minimum Service Levels. In such an event, the Parties shall reasonably cooperate in good faith to determine and implement an appropriate increase in the Unit Rates and/or Resource Charges applicable to such affected portion of the Services

2.0 DEFINITIONS

     All capitalized terms used and not defined in this Schedule J shall have the same meanings given them elsewhere in the Agreement.

     2.01 "BASELINE" means the Original Baseline of Resource Units for each category of resources to be provided under this Transaction Document, as adjusted from time to time during the term of this Transaction Document pursuant to Sections 5.03 and 6.03 hereof.

     2.02 "CHANNELS" means the ESCON service for the DASD system to allow DASD mirroring, where one Channel is defined as a single ESCON link.

     2.03 "CONTRACT ADMINISTRATION SERVICES" means the administration activity to be performed by IBM to ensure the delivery of the Services at agreed Performance Standards and Minimum Service Levels, and to ensure that billing reconciliation and reporting are provided.

     2.04 "CPU" means central processing unit.

     2.05 "DASD" means Direct Access Storage Device. The Resource Unit used to measure a given DASD capacity is the gigabyte or GB. The GB capacity of a DASD is defined to be the total logical capacity of the device based on a standard mix of data to be agreed with Certegy. This process will be required as DASD capable of data compression is implemented through the term of this Transaction Document

     2.06 "LOGGED PROBLEM" means the entry of a problem record into the IBM problem management process at the request of an Certegy agent or client such that each problem receives a unique identifier.

     2.07 "MIPS" means the speed at which a computer operates described in millions of instructions per second. The MIPS measure is defined as being the measure of installed capacity based on the MIPS for the installed processor complex as reported by IBM as the ITR for that system. The ITR measure will be normalised to a standard CPU to provide a standard measure throughout the term of this Transaction Document. The standard ITR measure is the 9672-R15 as rated to be 63 ITR.

     2.08 "ORIGINAL BASELINE" means the initial agreed upon quantity of Resource Units for each of the RPPs, DASD, Help Desk and Standby Production resources provided by IBM under this Transaction Document as more specifically set forth in the Supplement.

     2.09 "RELATIVE PROCESSING POWER" (RPP) is defined as being a fixed rate to the MIPS capacity of the processor complex. 1 RPP is defined to be 1.18 MIPS.

     2.10 "RESOURCE CHARGE" means the charge to Certegy for the number of Resource Units used by IBM to provide the Services during a specified period multiplied by the applicable Unit Rate.

     2.11 "RESOURCE UNIT" means the individual unit of measure of each resource that comprises the Services as set forth in the Supplement to this Schedule J.

     2.12 "UNIT RATE" is the dollar rate for each Resource Unit provided hereunder as set forth in the Supplement and as adjusted from time to time pursuant to this Transaction Document.

3.0 PRICING

     The Monthly Charge to Certegy by IBM for any calendar month during the term of this Transaction Document will be defined as the sum of the Resource Charges payable by Certegy in any such calendar month for each of the services described in this Schedule J - Mainframe Tower, the Standby Production Services, the Network Inter Data Center services, the Network Support Access Services, the Contract Administration Services, the Third Party Agreement charges and the Transition Services.

     Subject to the provisions of Section 9.5(c) of the Master Agreement, the Monthly Charge is inclusive of government taxes and charges, with the exception of the Goods and Services Tax (GST) referenced in Section 5.4 of this Transaction Document.

     There are no additional charges or other fees, however described, in addition to the Monthly Charge for the Services for the Systems Software and Machines and the upgrades to and refreshes of the Systems Software and Machines to perform the Services under this Transaction Document.

4.0 BILLING PROCESS

     4.01 The Monthly Charge to Certegy for the Services will be billed by IBM in arrears on a monthly basis by the tenth (10th) day of the following month. Each invoice shall list with respect to the period covered by such invoice the Resource Units, if any, used, consumed or otherwise applied to any element of the Services in accordance with this Schedule J; the fixed Resource Charges, if any, applicable to the Services and payable by Certegy to IBM and any Service Credits required to be applied to the Monthly Charge pursuant to this Transaction Document, this Schedule J and Schedule S. Certegy shall pay all undisputed amounts in each invoice and IBM shall net all undisputed Service Credits or other credits for the period covered by the invoice against the amounts charged to Certegy set forth in each such invoice.

     4.02 IBM will provide monthly reports of resource allocations as reasonably requested by Certegy, subject to the limits and processes defined within this Schedule J. The reports will show the Baseline volumes, Unit Rates and applicable Resource Charge.

     4.03 IBM will provide a report on System resource usage and percentage utilisation for RPP and DASD on a monthly basis.

5.0 SCHEDULE E - MAINFRAME TOWER SERVICES AND HELP DESK SERVICES

     5.01 Introduction to Schedule E - Mainframe Services Pricing

     The Resource Charge payable by Certegy to IBM for the provision and performance of all portions of the Services described in Schedule E - Mainframe Tower, for any calendar month during the term of this Transaction Document, will be based on the number of Resource Units of RPPs and DASD that comprise the Baseline for such resources, as such Baselines may be adjusted over the term of this Transaction Document in accordance with this Schedule J. The initial Resource Charge by IBM to Certegy for the provision of the RPPs and DASD resources that comprise the Original Baselines for RPP and DASD resources shall be as set forth in the Supplement to Schedule J.

     5.02 Scope of Schedule E - Mainframe Services Pricing

          5.02.1 The Schedule E - Mainframe Tower Services covered by the Resource Charge described in Section 5.01 above includes the performance and provision by IBM of all portions and elements of the Services described in Schedule E - Mainframe Tower.

          5.02.2 In the event of a Disaster declaration and the invocation of the Standby Production Services, Certegy shall not be required to pay a Resource Charge for the provision and performance of the Services described in Schedule E
- Mainframe Tower until the Services are fully reinstated as described in
Section 6.02.2 of this Schedule J.

     5.03 Increases and Decreases to Mainframe Tower RPPs and DASD Baselines

          5.03.1 Upon two (2) months prior written notice by Certify to IBM, Certegy may, at any time during the term of this Transaction Document, require and obtain additional RPP or DASD resources to be dedicated to the provision of the portion of the Services described in Schedule E - Mainframe Tower and IBM shall provide such additional resources on the date specified by Certegy in its notice subject to the provisions of this Section 5.0 or on such date as otherwise agreed in writing by the Parties. The Resource Charge for each month, or portion thereof, during which IBM provides the additional RPPs and DASD resources will be increased by the product of the RPP and DASD Unit Rate(s) multiplied by the additional RPP and DASD Resource Units in the new Baseline. Notwithstanding the foregoing, any requested increase by Certegy in the Baseline for RPPs must be in multiples of 25 RPPs and an increase in the Baseline for DASD must be in multiples of 50 Gigabytes.

          5.03.2 Upon two (2) months prior written notice by Certegy to IBM, Certegy may, at any time during the term of this Transaction Document, require and obtain a reduction in the volume of RPP and DASD resources to be dedicated to the provision of the portion of the Services described in Schedule E - Mainframe Tower and IBM shall reduce such resources on the date specified by Certegy in its notice subject to the provisions of this Section 5.0 or on such date as otherwise agreed in writing by the Parties. The Resource Charge for each month, or portion thereof, during which IBM provides the reduced RPP and DASD resources will equal the product of the RPP and DASD Unit Rate(s) multiplied by the number of RPP and DASD Resource Units in the reduced Baseline for RPP and DASD resources. Notwithstanding the foregoing, any requested decrease by Certegy in the Baseline for RPPs must be in multiples of 25 RPPs and a decrease in the Baseline for DASD must be in multiples of 50 Gigabytes.

          5.03.3 For purposes of calculating the Resource Charge payable by Certegy to IBM for RPPs and DASD in a given month during the term of this Transaction Document, IBM shall bill Certegy for the number of RPP and DASD Resource Units that comprises the Baseline for such resources as of the end of each such calendar month during the term of this Transaction Document.

          5.03.4 The Unit Rates set forth in the Supplement shall apply to RPP and DASD Baselines greater than 60% of the Original Baseline. All Baselines below this level shall be treated in accordance with Section 5.03.5 and 5.03.6 of this Schedule J.

          5.03.5 Should the number of Resource Units of RPPs and DASD that comprise the Baseline for such resources be reduced pursuant to this Section 5.0 to a level that is between 45% and 60% of the Original Baselines for RPPs and DASD resources, then the Resource Charge payable by Certegy to IBM for the RPP and DASD resources will be subject to an uplift of 5%

          5.03.6 Should the number of Resource Units of either RPPs or DASD that comprises a given Baseline for such resources be reduced pursuant to this
Section 5.0 to a level that is less than 45% of the Original Baselines, then the Resource Charge payable by Certegy to IBM for the affected resource will be equal to the Resource Charge that would apply to a Baseline that is 45% of the Original Baseline until IBM and Certegy define and agree on a revised set of Unit Rates and Resource Charges for the affected category of resources. In the event that the Parties cannot agree on a revised set of Unit Rates or Resource Charges, then the Parties will seek to resolve the matter in accordance with the process set out in Section 16 of the Master Agreement.

     5.04 Introduction to Help Desk Resource

          5.04.1 The Help Desk Resource Charge payable by Certegy to IBM for the provision and performance of the Help Desk Services, as more fully described in Schedule M, for any calendar month during the term of this Transaction Document will be based on the number of Resource Units (i.e. Logged Problems) used, consumed or otherwise applied in a given calendar month during the term of this Transaction Document. Certegy may request additional Resource Units of the Help Desk resources, at any time during the term of this Transaction Document, without providing notice to IBM and IBM shall immediately provide such additional resources to Certegy.

     5.05 Scope of Help Desk

          5.05.1 The Help Desk Services covered by the Help Desk Resource Charge described in Section 5.04 above includes the provision by IBM of all Help Desk related tasks and activities described in Schedule M - Mainframe Tower.

6.0 STANDBY PRODUCTION SERVICE

     6.01 Introduction

     The Resource Charge payable by Certegy to IBM for the provision and performance of the Standby Production Services, as more fully described in Schedule G - Mainframe Tower, for any calendar month during the term of this Transaction Document, will be based on the number of Resource Units of RPPs DASD and Channels that comprise the Baselines for Standby Production Services, as such Baselines may be adjusted over the term of this Transaction Document in accordance with this Schedule J. The initial Resource Charge by IBM to Certegy for the provision of the RPPs, DASD and Channel resources that comprise the Original Baseline for Standby Production Services shall be as set forth in the Supplement to Schedule J.

     6.02 Scope of Standby Production Services

          6.02.1 The Standby Production Services covered by the Resource Charge described in Section 6.01 above includes the provision by IBM of all Disaster Recovery Services described in Schedule G - Mainframe Tower.

          6.02.2 In the event of a Disaster declaration and the invocation of the Standby Production Services, the Resource Charges applicable to Standby Production Services will be based on the then applicable Unit Rates for RPPs, DASD and Channels multiplied by the number of Resource Units that comprise the capacity that is installed for the Standby Production Services. There will be no charge by IBM to Certegy for the Standby Production Services until the Services are fully reinstated. In the event of invocation of a Disaster, the Unit Rates shall not be subject to the variances set forth in Sections 5.03.4, 5.03.5 and
5.03.6 of this Schedule J.

     6.03 Increases and Decreases in RPP, DASD and Channels Baseline Applicable to Standby Production Services

          6.03.1 Upon two (2) months prior written notice by Certegy to IBM, Certegy may, at any time during the term of this Transaction Document, require and obtain additional RPP or DASD for use as Standby Production Services and IBM shall provide such additional resources on the date specified by Certegy in its notice, subject to the provisions of this Section 6.0 or on such date as otherwise agreed in writing by the Parties. The Resource Charge for each month, or portion thereof, during which IBM provides the additional resources for use as Standby Production Services will be increased by the product of the Unit Rates multiplied by the additional Resource Units in the new Baselines for Standby Production Services. Notwithstanding the foregoing, any requested increase by Certegy in the Baselines for Standby Production Services must be in multiples of 25 RPPs for RPPs, 50 Gigabytes for DASD and whole numbers for Channels. Upon three (3) months prior written notice by Certegy to IBM, Certegy may, at any time during the term of this Transaction Document, require and obtain additional Channel Resources for use as Standby Production Services and IBM shall provide such additional Channel resources on the date specified by Certegy in its notice, subject to the provisions of this Section 6.0 or on such date as otherwise agreed in writing by the Parties

          6.03.2 Upon two (2) months prior written notice by Certegy to IBM, Certegy may, at any time during the term of this Transaction Document, require and obtain a reduction in the volume of RPP and DASD resources reserved for use as Standby Production Services and IBM shall reduce such resources on the date specified by Certegy in its notice subject to the provisions of this Section 6.0 or on such date as otherwise agreed in writing by the Parties. The Resource Charge for each month, or portion thereof, during which IBM provides the reduced RPP, DASD or Channel resources will be the product of the RPP, DASD or Channel Unit Rate(s) multiplied by the number of RPP, DASD and Channel Resource Units in the reduced Baseline for RPP and DASD resources. Notwithstanding the foregoing, any requested decrease by Certegy in the Baseline for RPPs must be in multiples of 25 RPPs and a decrease in the Baseline for DASD must be in multiples of 50 Gigabytes. Upon three (3) months prior written notice by Certegy to IBM, Certegy may, at any time during the term of this Transaction Document, decrease the Channels reserved for use as Standby Production Services; provided however in no event may Certegy reduce the number of Channels below a minimum quantity of two Channels.

          6.03.3 For purposes of calculating the Resource Charge payable by Certegy to IBM for RPP, DASD and Channels in a given month during the term of this Transaction Document, IBM shall bill Certegy for the number of RPP, DASD and Channel resources that comprise the Baseline for such resources as of the end of each such calendar month during the term of this Transaction Document.

          6.03.4 The Unit Rates set forth in the Supplement shall apply to RPP and DASD Baselines greater than 60% of the Original Baseline. Baselines below this level shall be treated in accordance with Section 5.03.5 and 5.03.6 of this Schedule J.

          6.03.5 Should the number of Resource Units of RPPs and DASD that comprise the Baseline for such resources be reduced pursuant to this Section 6.0 to a level that is between 45% and 60% of the Original Baselines for Standby Production Services, then the Resource Charge payable by Certegy to IBM for the Standby Production Services will be subject to an uplift of 5%.

          6.03.6 Should the number of Resource Units of either RPPs or DASD that comprises a given Baseline for Standby Production Services be reduced pursuant to this Section 6.0 to a level that is less than 45% of the Original Baselines for Standby Production Services, then the Resource Charge payable by Certegy to IBM for the affected resources will be equal to the Resource Charge that would apply to a Baseline that is 45% of the Original Baseline until IBM and Certegy define and agree on a revised set of Unit Rates and Resource Charges for the affected category of resources. In the event that the Parties cannot agree on a revised set of Unit Rates and Resource Charges, then the Parties will seek to resolve the matter in accordance with the process set out in Section 16 of the Master Agreement.

7.0  CONTRACT ADMINISTRATION SERVICES

     7.01 Introduction

          7.01.1 The Resource Charge payable by Certegy to IBM for the provision and performance of the Contract Administration Services for any calendar month during the term of this Transaction Document will be the fixed amount set forth in the Supplement unless otherwise agreed by the Parties in a written amendment to the Supplement, subject to the adjustments described in this Transaction Document.

     7.02 Scope of Contract Administration Services

          7.02.1 The Contract Administration Services covered by the fixed Resource Charge described in Section 7.01 above includes the staffing by IBM of a team responsible for management of the relationship created by this Transaction Document and delivery of the Services required hereunder.

          7.02.2 In the event that there may be a requirement for additional project or ongoing support, IBM will provide a cost for the service through the standard work order process documented in Schedule N.

8.0  NETWORK INTER DATA CENTER SERVICES AND NETWORK SUPPORT ACCESS SERVICES

     8.01 Introduction

     The Resource Charge payable by Certegy to IBM for the provision and performance of both the Network Inter Data Center Services and the Network Support Access Services, as more fully described in Schedule D - Network Tower, for any calendar month during the term of the Transaction Document will be the fixed amounts set forth in the Supplement unless otherwise agreed by the Parties in a written amendment to the Supplement subject to the adjustments described in this Transaction Document.

     8.02 Scope of Network Inter Data Center Services and Network Support Access Services

          8.02.1 The Network Inter Data Center Services and the Network Support Access Services covered by the fixed Resource Charges described in Section 8.01 above include the provision by IBM of all elements and portions of the Network Inter Data Center Services and the Network Support Access Services required by Schedule D - Network Tower and Schedule I excluding the physical infrastructure and bandwidth required to perform the Network Inter Data Center Services and the Network Support Access Services. The fees for the physical infrastructure and bandwidth component of the Network Inter Data Center Services and the Network Support Access Services are pass through items that represent the actual cost to IBM for these services, and will be subject to review on an annual basis. These charges will be billed to Certegy at cost and will be separately identified on all invoices prepared by IBM pursuant to this Transaction Document.

          8.02.2 The routers, controllers, physical infrastructure, capacities and bandwidth of the Network Inter Data Center Services and Network Support Access Services to be provided are defined within Schedule D, and the locations and bandwidth allocations are defined in Schedule I and Schedule D - Network Tower.

     8.03 Variations

          8.03.1 In the event that the Parties revise the scope of the Network Inter Data Center Services or Network Support Access Services in terms of configuration, capacity or architecture, Certegy will define the requirements and submit this to IBM in writing in accordance with the processes outlined in the Master Agreement.

          8.03.2 IBM will respond to any request for a review of Network Inter Data Center Services and Network Support Access Services within thirty (30) days.

          8.03.3 Upon acceptance of the IBM response, both Parties will agree to review the fixed Resource Charges associated with the Network Inter Data Center Services and Network

Support Access Services and amend Schedule I and the Supplement accordingly. The Resource Charges for the Network Data Center Services and Network Support Access Services include all charges applicable to IBM's provision of the Network Services during the first year of the term of this Transaction Document.

9.0  TRANSITION SERVICE

     9.01 Introduction

          9.01.1 The Resource Charge payable by Certegy to IBM for the provision and performance of the Transition Services, as more fully described in Schedule N - Mainframe Tower, will be billed as fixed fees for two separate stages set forth in the Supplement.

     9.02 Scope

          9.02.1 The Transition Services covered by the fixed Resource Charge described in Section 9.01 above includes the provision by IBM of all elements and resources required to perform the Transition Services as described in Attachment N1 to Schedule N - Network Tower and Attachment N1 to Schedule N - Mainframe Tower.

     9.03 Variations

          9.03.1 In the event that there may be a requirement for a revision to the Transition Services in terms of timing, deliverables or scope of services, Certegy will define the requirements and submit this to IBM in writing as a request for New Services as defined in the Master Agreement.

          9.03.2 IBM will respond to any request for a review of Transition Services within thirty (30) days of the receipt of such request.

          9.03.3 Upon acceptance of the IBM response, both Parties will agree to review the Resource Charge associated with the Transition Services and amend the Attachment N1 to Schedule N - Network Tower, Attachment N1 to Schedule N - Mainframe Tower and the Supplement in writing accordingly.

10.0 THIRD PARTY AGREEMENTS

     10.01 Introduction

          10.01.1 At Certegy's request, IBM shall (i) enter into selected Third-Party Agreements on behalf of Certegy, (ii) provide access to products covered under existing IBM agreements with third parties or (ii) provide access to specific IBM products not included within the Services covered by the RPP Unit Rates, it being agreed that products numbered 1-38 inclusive in Schedule B-Mainframe Tower are included in the RPP Unit Rates. These Third Party Agreements shall be set forth in Schedule F- Mainframe Tower and Schedule B - Mainframe Tower. The charge to Certegy for the provision of each such Third Party Agreement or IBM agreement shall be set forth in the Supplement to this Transaction Document, as amended from time to tune, and may vary from software product to software product.

     10.02 Scope

          10.02.1 Where, however, Certegy or another party is the licensee for the selected products Certegy will be responsible for the payment of these fees directly. In these cases, the costs associated with these products will not be presented within this Schedule, will not be billed by IBM in any invoice prepared pursuant to this Schedule J and IBM will not have any financial responsibility for these products.

     10.03 Variations

          10.03.1 Should there be a change to Third Party Agreements requested by Certegy, both Parties will agree to review the charges associated with the Third-Party Agreements presented in this Schedule and amend the Supplement, Schedule B - Mainframe Tower and Schedule F - Mainframe Tower in writing accordingly.

          10.03.2 The six-year fee for the listed Third Party Agreements for a sample RPP Baseline are presented in the Supplement NOTE: ARE THESE FEES STILL ACCURATE IN LIGHT OF THE NEW COMMENCEMENT DATE?]. The fees and baseline presented in the Supplement are provided as a sample plan and price and are subject to Sections 10.03, 10.04 and 10.06 of this Schedule J.

          10.03.3 The RPP Baseline upon which the Third Party Agreement fees are calculated is intended to be equal to the RPP volumes presented in the Original Baseline for RPPs and will be adjusted in accordance with the process described in Section 10.06 and 10.04 of this Schedule J.

          10.03.4 The fees and charges associated with Third Party Agreements may be subject to changes in the event of an increase or decrease in the RPP Baselines. Accordingly, the fees for the Third Party Agreements will be reviewed as the RPP Baseline is varied to reflect any changes to the Original Baseline for RPP.

          10.03.5 IBM will provide to Certegy an indication of the financial impact to Certegy of deleting or removing Software from Schedule F - Mainframe Tower. In the event of a termination or other expiration of this Transaction Document, Certegy's sole liability to IBM shall be the payment to IBM of the applicable Termination Charges and Wind-Down Expenses and Certegy shall not be responsible for any costs associated with the deletion or removal of Third Party Agreements.

          10.03.6 Both IBM and Certegy will review and agree to changes to the Third-Party Agreements list and responsibility for the costs associated with such Third Party Agreements or each anniversary of the Commencement Date subject to Section 10.04 of this Schedule J.

          10.03.7 In the event a Third-Party Agreement terminates during the term of this Transaction Document, IBM and Certegy will jointly review the costs associated with renewal of the applicable Third Party Agreement and agree to adjust the fees to be payable for the new agreement should the costs levied by the applicable vendor have changed from those of the Original agreement.

11.0 TERMINATION CHARGES

     11.01 Introduction

          11.01.1 The Termination Charges for Convenience and Change of Control are set forth in the Supplement and are, in addition to Wind-Down Expenses, if any, payable pursuant to Section 12 of the Master Agreement.

                                  SUPPLEMENT TO

                          TRANSACTION DOCUMENT #00-01

                          PRICING AND BASELINE MATRICES

1    MAINFRAME SERVICES BILLING DATA

The data presented in this Section 1 relates to the portion of the Services described in Section 5 of Schedule J of this Transaction Document.

1.1  MAINFRAME SERVICES MONTHLY RESOURCE CHARGES

RATES ($)    2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   2010
---------   -----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Per RPP     1,483
Per GB        328

1.2  MAINFRAME SERVICES PRODUCTIVITY FACTORS

RESOURCE
CHARGE      2001   2002   2003   2004   2005   2006   2007   2008   2009   2010
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
RPP          32%    6%     6%     6%     6%     6%     6%     6%     6%     6%
GB           32%    6%     6%     6%     6%     6%     6%     6%     6%     6%

1.3  SENSITIVITY FACTORS FOR MAINFRAME SERVICES

INFLATION SENSITIVITV FACTORS    %
-----------------------------   ---
RPP                             50%
GB                              50%

1.4  MAINFRAME SERVICES RESOURCE ORIGINAL BASELINE

2000   JULY   AUG   SEP   OCT   NOV   DEC
----   ----   ---   ---   ---   ---   ---
RPP     25     25    25    75    75   125
GB      50    100   100   100   100   250

2001   JAN    FEB   MAR   APR   MAY   JUNE-DEC
----   ----   ---   ---   ---   ---   --------
RPP    125    125   175   300   325      325
GB     250    250   550   650   500      500

YEAR   2002   2003   2004   2005   2006   2007   2008   2009   2010
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
RPP     325    325    350    350    350    375    375    375    375
GB      500    500    550    550    550    600    600    600    600

2    STANDBY PRODUCTION SERVICES BILLING DATA

The data presented in Section 2 relates to the portion of the Services described in Section 6 of Schedule J of this Transaction Document.

2.1  STANDBY PRODUCTION SERVICES MONTHLY RESOURCE CHARGES

RATES ($)       2001     2002     2003     2004     2005     2006     2007     2008     2009     2010
------------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
PER RPP           307
PER GB             93
PER CHANNEL*   20,416** 13,750   13,750   13,750   13,750   13,750   13,750   13,750   13,750   13,750

* The Per Channel price is based on a minimum commitment of 2 channels during the term of this Transaction Document

**   includes setup and all One Time Charges, and is assumed to start in March

2.2  PRODUCTIVITY FACTORS FOR STANDBY PRODUCTION SERVICES

RESOURCE
CHARGE      2001   2002   2003   2004   2005   2006   2007   2008   2009   2010
---------   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
RPP          NA     21%    4%     4%     4%     4%     4%     4%     4%     4%
GB           NA     21%    4%     4%     4%     4%     4%     4%     4%     4%
CHANNEL      NA      0%    0%     0%     0%     0%     0%     0%     0%     0%

2.3  SENSITIVITY FACTORS FOR THE STANDBY PRODUCTION SERVICES

INFLATION SENSITIVITY FACTORS    %
-----------------------------   ---
RPP                             30%
GB                              30%
CHANNEL                          0%

2.4  STANDBY PRODUCTION SERVICE ORIGINAL BASELINES

            MARCH   APRIL    MAY   JUNE   JULY    AUG    SEPT
MONTHS       2001    2001   2001   2001   2001   2001   2001+
---------   -----   -----   ----   ----   ----   ----   -----
RPP          200     200     200    200    200    200    200
GB           300     300     300    300    300    300    300
CHANNELS       2       2       2      2      2      2      2

3    HELPDESK SERVICE BILLING DATA

The data presented in Section 3 relates to the portion of the Services described in Section 5 of Schedule J of this Transaction Document.

3.1  HELP DESK RESOURCE CHARGES

RATES ($)            2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   2010
---------            ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
PER LOGGED PROBLEM    40

3.2  HELP DESK RESOURCE CHARGE PRODUCTIVITY FACTOR

RESOURCE CHARGE      2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   2010
---------------      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
LOGGED PROBLEM        0%     0%     0%     0%     0%     0%     0%     0%     0%     0%     0%

3.3  SENSITIVITY FACTOR FOR HELP DESK SERVICE RESOURCE CHARGE

INFLATION SENSITIVITY    %
---------------------   ---
LOGGED PROBLEMS         100%

3.4  HELP DESK ORIGINAL BASELINE

                     MARCH   APRIL    MAY   JUNE   JULY
MONTH                 2000    2000   2000   2000   2000
-----                -----   -----   ----   ----   ----
LOGGED PROBLEMS        0       0       0      0     12

                   AUG    SEP    OCT    NOV    DEC
MONTH             2000   2000   2000   2000   2000
-----             ----   ----   ----   ----   ----
LOGGED PROBLEMS    12     12     37     37     37

                   JAN    FEB   MARCH   APRIL    MAY    JUNE
MONTH             2001   2001    2001    2001   2001   2001+
-----             ----   ----   -----   -----   ----   -----
LOGGED PROBLEMS    62     62      87     150     162    162

4    CONTRACT ADMINISTRATION SERVICES BILLING DATA

The data presented in Section 4 relates to the portion of the Services described in Section 7 of Schedule J of this Transaction Document.

4.1  PRODUCTIVITY FACTOR FOR THE CONTRACT ADMINISTRATION SERVICE

PRODUCTIVITY FACTOR                    %
-------------------                   ---
CONTRACT ADMINISTRATION SERVICE FEE    0%

4.2  SENSITIVITY FACTOR FOR THE CONTRACT ADMINISTRATION SERVICE

INFLATION SENSITIVITY                  %
---------------------                 ---
CONTRACT ADMINISTRATION SERVICE FEE   100%

4.3  MONTHLY RESOURCE CHARGES FOR THE CONTRACT ADMINISTRATION SERVICE

CONTRACT TEAM          FROM             TO      MONTHLY FEE ($)
-------------   -----------------   ---------   ---------------
STAGE 1         Commencement Date   June 2000       33,000
STAGE 2         July 2000           Jan 2001        60,000
STAGE 3         Feb 2001            Dec 2009        66,000

5    NETWORK INTER DATA CENTER SERVICES BILLING DATA

The data presented in Section 5 relates to the portion of the Services described in Section 8 of Schedule J of this Transaction Document.

5.1  MONTHLY RESOURCE CHARGE FOR THE INTER DATA CENTER SERVICES

NETWORK ($)                 2000     2001     2002     2003     2004     2005     2006     2007     2008     2009     2010
-----------                ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
CARRIER + INFRASTRUCTURE   38,722   27,098   27,098   27,098   27,098   27,098   27,098   27,098   27,098   27,098   27,098
SUPPORT FEE                69,339   37,063   37,063   37,063   37,063   37,063   37,063   37,063   37,063   37,063   37,063

5.2  PRODUCTIVITY FACTORS FOR THE NETWORK INTER DATA CENTER SERVICES

RESOURCE CHARGE            2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   2010
---------------            ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
CARRIER + INFRASTRUCTURE    NA     0%     0%     0%     0%     0%     0%     0%     0%     0%     0%
SUPPORT FEE                 NA     0%     0%     0%     0%     0%     0%     0%     0%     0%     0%

5.3  SENSITIVITY FACTOR FOR THE NETWORK INTER DATA CENTER SERVICES

INFLATION SENSITIVITY       %
---------------------      ---
NETWORK SUPPORT            100%
CARRIER + INFRASTRUCTURE     0%

6    NETWORK SUPPORT ACCESS SERVICES BILLING DATA

The data presented in Section 6 relates to the portion of the Services described in Section 8 of Schedule J of this Transaction Document.

6.1  MONTHLY RESOURCE CHARGES FOR NETWORK SUPPORT ACCESS SERVICES

MONTHLY
CHARGES ($)        2000     2001     2002     2003     2004     2005     2006     2007     2OO8     2009     2010
-----------       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NETWORK CHARGE,
   CARRIER AND
   SUPPORT FEE    10,272   12,672   12,672   12,672   12,672   12,672   12,672   12,672   12,672   12,672   12,672

6.2  PRODUCTIVITY FACTORS FOR NETWORK SUPPORT ACCESS SERVICES

FACTORS %         2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   2010
---------         ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
NETWORK CHARGE,
   CARRIER AND
   SUPPORT FEE     NA     0%     0%     0%     0%     0%     0%     0%     0%     0%     0%

6.3  SENSITIVITY FACTOR FOR THE NETWORK SUPPORT ACCESS SERVICES

INFLATION SENSITIVITY              %
---------------------             ---
NETWORK SUPPORT ACCESS SERVICES   30%

7    TRANSITION SERVICES BILLING DATA

The data presented in Section 7 relates to the portion of the Services described in Section 9 of Schedule J of this Transaction Document.

7.1  SENSITIVITY FACTOR FOR TRANSITION SERVICES FEES

INFLATION SENSITIVITY    %
---------------------   ---
MAINFRAME TRANSITION     0%

7.2  PRODUCTIVITY FACTOR FOR TRANSITION SERVICES RESOURCE CHARGES

INFLATION SENSITIVITY    %
---------------------   ---
MAINFRAME TRANSITION     0%

7.3  TRANSITION SERVICES FEES

                   STAGE 1     STAGE 2
                  SEPTEMBER     MARCH
CHARGES              2000       2001
-------           ---------   --------
MAINFRAME TOWER    $815,000   $305,000

8    THIRD-PARTY AGREEMENTS

The data presented in Section 8 relates to the portion of the Services described in Section 10 of Schedule J of this Transaction Document.

8.1  FEES FOR THIRD-PARTY AGREEMENTS

PRODUCT                                    VENDOR             SIX YEAR FEE ($)*
-------                          --------------------------   -----------------
StopX37                          BMC                               181,000
Omegamon II - MVS                Candle                            182,000
Omegamon II - CICS               Candle                            143,000
Endeavor                         Computer Associates               395,000
Optimizer                        Computer Associates               590,000
Optimizer Runtime Library        Computer Associates               172,000
CA 1                             Computer Associates               290,000
Abend - Aid / MVS                Compuware                         390,000
ClCS Abend Aid / FX              Compuware                         299,000
File Aid / MVS                   Compuware                         438,000
Xpediter / ClCS with Assembler   Compuware                         286,000
Xpediter / TSO with Assembler    Compuware                         272,000
Strobe Base (MVS for Sysplex)    Compuware                         331,000
Syncsort                         EXECP                              27,000
VPS                              EXECP                             230,000
Jobscan                          Executive Computing               152,000
PDSMAN                           SDA                                93,000
FDR                              Innovative Data Processing         62,000
ABR                              Innovative Data Processing         89,000
IAM                              Innovative Data Processing        162,000
Connect Direct / MVS             Sterling Commerce                 590,000
MQ Series                        IBM                               564,000

* fee is a total fee based on the baseline presented in 8.4. The fees and baseline are subject to Section 10.04 of the Schedule J on an ongoing basis.

8.2  SENSITIVITY FACTOR FOR THIRD PARTY AGREEMENT

FEE                         SENSITIVITY
---                         -----------
Third Party Agreement Fee        0%

8.3  PRODUCTIVITY FACTOR FOR THIRD PARTY AGREEMENTS

FEE                         PRODUCTIVITY
---                         -----------
Third Party Agreement Fee        0%

8.4  THIRD PARTY AGREEMENT RPP BASELINE

RPP          JULY    AUG    SEP    OCT    NOV    DEC    JAN
CAPACITY**   2000   2000   2000   2000   2000   2000   2001+
----------   ----   ----   ----   ----   ----   ----   -----
RPP           85     85     85     85     85     85     275

** The data presented in this table is subject to Section 10.03 of the Schedule J.

9    TERMINATION FEES

The data presented in Section 9 relates to the portion of the Services described in Section 11 of Schedule J of this Transaction Document.

9.1  TERMINATION FOR CONVENIENCE CHARGE ($K)

SERVICE                              2000   2001   2002   2003   2004   2005   2006+
-------                              ----   ----   ----   ----   ----   ----   -----
Network Inter Data Center Services    129    110     90     70     50     30     0
Network Support Access Services        40     33     26     19     13      7     0
Whole of Network Services             169    143    116     89     63     37     0
Whole of Service                     1973   1809   1446   1071    710    348     0

9.2  TERMINATION FOR CHANGE OF CONTROL CHARGE($K)

SERVICE                              2000   2001   2002   2003   2004   2005   2006+
-------                              ----   ----   ----   ----   ----   ----   -----
Network Inter Data Center Services    103     88     72     56     40     24     0
Network Support Access Services        32     26     21     15     10      6     0
Whole of Network Services             135    114     93     61     50     30     0
Whole of Service                     1578   1447   1156    856    568    283     0

9.3  SENSITIVITY FACTORS FOR TERMINATION FEES

SERVICE                              FACTOR
-------                              ------
Network Inter Data Center Services     0%
Network Support Access Services        0%
Whole of Network Services              0%

9.4  PRODUCTIVITY FACTORS FOR TERMINATION FEES

SERVICE                              FACTOR
-------                              ------
Network Inter Data Center Services     0%
Network Support Access Services        0%
Whole of Network Services              0%

                                  Schedule K of

                           Transaction Document #01-01

                                 Mainframe Tower

    Applications Installation Standards (Operating Environment IT Standards)

1.0 INTRODUCTION

This Schedule K defines the mutually agreed to operating environment standards as of the Commencement Date (hardware and Software) which IBM will support during the term of this Transaction Document.

IBM and Certegy agree to review and define the Application Installation standards for this tower through the term of the agreement.

IBM will ensure that the Procedures Manual is updated to record the agreed Application Standards for this tower through the Term of the Agreement.

Should there be agreement to a change in standards that would represent a significant impact to the costs that would incurred by IBM, an adjustment of service fees may be required.

Both parties undertake to follow the agreed standards as possible through commercially reasonable steps.

These standards represent an agreed target for the Services and Applications and are not to be seen to be subject to Minimum Service Level.

                                  Schedule K of

                           Transaction Document #01-01

                                  Network Tower

    Applications Installation Standards (Operating Environment IT Standards)

1.0 INTRODUCTION

1.1.1 This Schedule K defines the mutually agreed to operating environment standards as of the Commencement Date (hardware and Software) which IBM will support during the term of this Transaction Document.

1.1.2 IBM and Certegy agree to review and define the application installation standards for this tower through the term of this Transaction Document.

1.1.3 IBM will ensure that the Procedures Manual is updated to record the agreed Application Standards for this tower through the Term of the Agreement.

1.1.4 Should there be agreement to a change in standards that would represent a significant impact to the costs that would be incurred by IBM, an adjustment of service fees may be required.

1.1.5 Both parties undertake to follow the agreed standards as possible through commercially reasonable steps.

1.1.6 These standards represent an agreed target for the Services and applications.

                                  Schedule L of
                           Transaction Document #01-01
                                 Mainframe Tower

          Security Procedures and Responsibilities - Data and Physical

SECURITY MANAGEMENT

Certegy and IBM will each provide a focal point with responsibility for security management.

This Schedule L defines the mutually agreed processes for the Security Procedures and Responsibilities which IBM and Certegy will comply with during the term of this Transaction Document.

During the Transition Period, with Certegy's assistance, IBM will develop a detailed document that will define the mutually agreed security controls that IBM will implement for this Transaction Document (the information security controls document) within the Procedure Manual.

IBM and Certegy will jointly agree on the Security and access control procedures for the security and /third party interface hardware supplied by Certegy and operated at IBM or Certegy facilities where IBM has responsibility for such hardware. The specific detail procedures will be developed and included in the Procedures Manual and subject to audit.

IBM and Certegy agree to review and define Security Procedures and Responsibilities for this tower and the Network Tower through the term of this Transaction Document.

IBM will ensure that the Procedures Manual is updated to record the agreed Security Procedures for this tower and the Network Tower through the term of this Transaction Document.

Should there be agreement to a change in security procedures and responsibilities that would represent a significant impact to the costs that would be incurred by IBM, an adjustment of service fees may be required.

Both parties undertake to follow the agreed Security Procedures and Responsibilities as possible through commercially reasonable steps.

Certegy will communicate the security procedures to Authorised Users (e.g., login procedures, password requirements, data and equipment security procedures).

Certegy will notify IBM of changes to Certegy plans to make to its security policies and standards before implementation.

IBM RESPONSIBILITIES FOR PHYSICAL SECURITY

IBM will be responsible for the following:

     - during the Transition Period with Certegy's assistance, will perform a baseline inventory of removable storage media (e.g., tapes, disks) for which IBM has security responsibility;

     - be responsible for the authorization of access control for all badge reading devices in IBM data center sites;

     - conduct periodic reviews of the data processing areas for which IBM has security responsibility including reviews of access logs for unusual occurrences and perform follow-up activities in accordance with the procedures specified in the information security controls document within the Procedures Manual;

     - implement controls which protect printed output from unauthorized access while under IBM's control;

     - provide secure storage for removable storage media under IBM's control;

     - provide physical security controls at the IBM Data Center sites which include but is not limited to: providing badge distribution, alarm monitoring and response conduct drills (fire, tornado, etc); providing emergency response;

     - restrict access to data processing areas, whether at IBM or Certegy facilities, for which IBM has security responsibility, to authorized personnel only;

     - protect all network services infrastructure components on IBM's premises from unauthorized access. This includes routers, firewalls, CSU/DSU's, diagnostic equipment, FEP's, etc;

     - perform an annual audit and reconciliation of the tapes under IBM's control and promptly notify the appropriate Certegy and IBM personnel if discrepancies are discovered;

     - resolve discrepancies discovered during the annual tape audit and inform Certegy of the resolution;

     - implement controls for and provide effective elimination of residual information on removable storage media before disposal or reuse outside of Certegy; and

     - provide security implementation and administration on all remote network equipment installed by IBM at Authorised User locations to perform the Services (includes routers, CSU/DSU's, firewalls, diagnostic modems, etc.).

IBM Responsibilities for Logical Security

IBM will be responsible for the following:

     - advise Certegy of the latest concepts and techniques associated with system and data access control;

     - reset logon ID passwords for Certegy, Certegy Authorized Users, and IBM personnel and disclose such passwords to authorized personnel;

     - provide quarterly to Certegy for review (eg., re-verification) a list of existing non-IBM system logon Ids;

     - review and verify quarterly the system logon Ids for IBM personnel (i.e., re-verification) and delete the Ids of those individuals who no longer have a business need and/or are no longer authorized by management to access the system;

     - based on information provided by Certegy, delete the system logon IDs of those individuals who no longer have a business need and/or are no longer authorized by Certegy or Certegy's Authorized Users to access the system;

     - authorize System access to IBM employees, IBM sponsored vendors and contractors and, with proper Certegy approval, Certegy's Authorized Users only to the extent necessary to perform activities required by the Master Agreement, this Transaction Document and its Schedules;

     - perform system and data security tasks as agreed and documented in the Procedures Manual;

     - authorize requests, dependent on proper registration to appropriate IBM personnel, read, write, create, and scratch access to system resources, such as systems commands, restricted utilities operating system files, IBM libraries, and IBM applications;

     - administer and manage system and data access control software to a level that is compliant with the current IBM standards unless otherwise agreed;

     - implement the functions and features of the access control software that will satisfy Certegy's security practices as defined in the Information Security controls section of the Procedures Manual;

     - promptly inform Certegy of any security incident as IBM becomes aware and recommend possible remedial action;

     - establish, change, deactivate and remove System logon IDs and associated System access authorities of Certegy staff and Certegy's Authorized User IDs as authorised by Certegy;

     - control and be responsible for the security officer/security administrator user profiles on those systems for which IBM has security responsibility;

     - ensure safeguards are designed to deter intentional or accidental security violations;

     - perform reviews of systems and data access authorization at reasonably requested intervals;

     - ensure Authorized Users have unique identifiers to the extent necessary to comply with Certegy's Security policies;

     - conduct daily reviews of the security activity incidents report for unusual access occurrences or unsuccessful attempts and perform follow-up activities where necessary;

     - in cooperation with Certegy, review the Certegy's security policies and procedures for effectiveness and recommend improvements;

     - be responsible for maintaining the agreed data security procedures for Systems Software and access to Certegy mainframe production application systems (on-line and batch), development systems and libraries; and

     - be responsible for Certegy's RACF administration responsibility to grant read, write, create, and delete access to Certegy's business application files and libraries (i.e., on-line RACF updates) and to grant user access to CICS transactions defined as belonging to Certegy business applications (i.e., on-line RACF updates), dependent on proper registration whether it be TSO, Batch or CICS Facility.

Certegy Responsibilities for Logical Security

Certegy will be responsible for the following areas of logical security:

     - review and verify monthly the system logon IDs for Certegy personnel (i.e., re-verification) and notify IBM to delete the IDs of those individuals who no longer have a business need and/or are no longer authorized by management to access the system;

     -    administration of all Application Software-Certegy security;

     - promptly acknowledge receipt of security exposures notified to Certegy by IBM and inform IBM of Certegy's acceptance or rejection of IBM's recommended remedial action or other remedial action Certegy implements. In the event that Certegy chose not to implement in accordance with the mutually accepted recommendations and it causes an impact to the Services provided by IBM as determined by root cause analysis, IBM shall be relieved of their responsibilities that they are prevented from performing by such act;

     - define the protection requirements for application resources via the access control software; and

     -    Certegy will provide fully authorised security requests to IBM.

SECURITY RESPONSIBILITIES MATRIX

The Security Responsibilities Matrix attached hereto as Exhibit L-1 further defines the security responsibilities of the Parties.

                                  EXHIBIT L-l
                        SECURITY RESPONSIBILITIES MATRIX

R = Identify Requirements A = Assist X = Perform P = Primary S = Secondary

SECURITY MANAGEMENT                                                                IBM   CERTEGY
-------------------                                                                ---   -------
1.  Provide an interface for day-to-day security management                         X       X

2.  Develop, document and implement an information security controls document as    X       A
    part of the Procedures Manual

3.  Provide IBM with Certegy's security policies, including updates as they                 X
    occur

4.  Review security policies for effectiveness and recommend improvements           P       S

5.  Review amendments made to Certegy's security policies and standards and         X
    advise Certegy whether any proposed changes can be implemented within existing Baselines and/or Annual Services Charge

6.  Create and maintain the Security section of the Procedures Manual               P       S

7.  Communicate the security procedures to Certegy's Authorised Users that are              X
    affected by this service, such as login procedures, password use, use of anti-virus programs and security for data and equipment

8.  Work to develop detailed information security controls document as part of      P       S
    the Procedures Manual

9.  Maintain and update the information security controls document when             P       S
    necessary

10. Develop, document and implement and maintain security controls for those        X       X
    subsystems and applications that do not use the access control software for their security

PHYSICAL SECURITY                                                                  IBM   CERTEGY
-----------------                                                                  ---   -------
1.  Provide physical security controls at Certegy facilities                                X

2.  Provide physical security controls at IBM facilities                            X

3.  Restrict access to all data processing areas at IBM facilities to               X
    authorized personnel only

4.  Conduct periodic reviews of the data processing areas at Certegy's                      X
    facilities including reviews of any access logs for unusual occurrences and perform follow-up activities

5.  Conduct periodic reviews of the data processing areas at IBM facilities         X
    including reviews of any access logs for unusual occurrences and perform follow-up activities

6.  Each party shall protect LAN Servers, routers, firewalls and infrastructure     X       X
    devices that they are responsible for at Certegy facilities

7.  Protect LAN Servers, routers, firewalls and infrastructure devices at IBM       X
    facilities

8.  Implement controls which protect printed output from unauthorized access        X
    while under IBM's control

9.  Provide secure storage for portable storage media including, but not limited    X
    to, tapes and disk packs under IBM's control

10. During the Transition Period, with the assistance of Certegy, perform a         P       S
    baseline inventory of all portable storage media (e.g. tapes);

11. Perform an annual tape audit/reconciliation/resolution and promptly notify      X
    Certegy and IBM management when errors are detected

12. Implement controls and provide effective disposal of residual information       X
    on portable storage media before disposal

LOGICAL ACCESS CONTROL                                                             IBM   CERTEGY
----------------------                                                             ---   -------
1.  Identify the Certegy data classification/control criteria                               X

2.  Install, maintain and upgrade new or existing data access control               X

    software when applicable

3.  Implement the functions and features of the access control software which       X
    will satisfy Certegy's security practices as defined in the information security controls document in the Procedures Manual

4.  Implement the security system values and features of the supported operating    X
    systems which will satisfy Certegy's security practices as defined in the information security controls document in the Procedures Manual

5.  Identify the protection requirements for operating system resources             X

6.  Implement the protection requirements for operating system resources via        X
    the access control software, with all changes being scheduled through the
    Change Control Process

7.  Identify the protection requirements for Certegy's application resources                X

8.  Implement the protection requirements for Certegy's application resources       X
    via the access control software

9.  Implement and maintain security controls for those subsystems and                       X
    applications which do not use the access control software for their security
    (excludes DBMS security)

10. Identify the protection requirements for Certegy's Authorised User data                 X

11. Implement the protection requirements for Certegy's Authorized User data        X
    via the access control software

12. Schedule and notify Certegy through a change control process of                 X
    security/integrity fixes that must be applied to the in-scope systems as they become available

13. Identify data encryption requirements                                                   X

14. Provide and support network encryption products as defined in the               X
    "Information Security Controls" document

15. Maintain and distribute encryption keys                                                 X

16. During the Transition Period assist IBM in performing a baseline inventory              X
    of all access ID's to the Certegy systems to be supported as part of this contract

17. Provide IBM with fully approved and authorised security requests.                       X

18. Establish, change, deactivate and remove logon IDs and associated access        X
    authorities for Certegy employees and Certegy Authorized Users as authorised by Certegy

19. Establish, change, deactivate and remove logon IDs and                          X

     associated access authorities for IBM employees as authorised by Certegy

20. Periodically, as agreed to by Certegy, perform a continued business need        S       P
    (re-verification) review of all Certegy logon ID's accessing the systems, removing those which are identified as no longer authorized by management

21. Quarterly perform a continued business need (re-verification) review of         X
    all IBM logon ID's supporting the service, removing those which are no longer authorized by management

22. Establish the process criteria for resetting user's passwords and                       X
    disclosing them to authorized personnel

23. Reset IBM logon ID passwords and disclose passwords to authorized               X
    personnel

24. Reset Certegy and Certegy's Authorized User logon Ids, passwords and            X
    disclose passwords to authorized personnel

25. Review, approve and grant requests for privileged user authorities              X

26. Review privileged user authorities quarterly and remove those for which         X
    management authorization no longer exists

27. Control and be responsible for the Security Officer/Administrator user          X
    profiles on all systems, when applicable and in the scope of this agreement

28. Periodically perform system security health checks                              X       A

29. Periodically execute a technical review                                         X

30. Capture audit records, retain for an agreed period of time, and supply          X
    reports to the Certegy Project Executive upon request

31. Promptly inform Certegy of any security issues of which IBM is aware and        X
    suggest possible remedial action

32. Promptly acknowledge receipt of security exposures identified by IBM and                X
    inform IBM of Certegy's acceptance or rejection of the suggested remedial action

33. Take corrective action as appropriate to remedy security violations IBM has             X
    reported

DATA NETWORK                                                                       IBM   CERTEGY
------------                                                                       ---   -------
1.  Manage and maintain security of all firewall/gateway devices that may           X
    connect the IBM front end processors to the Certegy network for the provision of the service

2.  Identify all dial in services and those users who are authorized to                     X

DATA NETWORK                                                                       IBM   CERTEGY
------------                                                                       ---   -------
    use the services

3.  Manage and maintain security controls for the dial in users                     X

4.  Add, change, and delete user access to the dial in service based upon           X
    approval from Certegy

                                  Schedule L of

                           Transaction Document #01-01

                                  Network Tower

          Security Procedures and Responsibilities - Data and Physical

THE ROLES AND RESPONSIBILITIES FOR THIS AGREEMENT ARE PRESENTED IN SCHEDULE L - MAINFRAME TOWER.

                                  Schedule M of

                           Transaction Document #01-01

                                 Mainframe Tower

                          Help Desk services procedures

1.0 INTRODUCTION

A. This Schedule M "Mainframe Tower - Help Desk services procedures" describes certain duties, obligations and responsibilities of IBM and Certegy as related to the Help Desk services operations and management.

B. During the term of the Transaction Document, IBM will provide services to Certegy as required by this Schedule M "Mainframe Tower - Help Desk services procedures". Additionally, IBM will provide such other services as requested and approved by Certegy during the term of this Transaction Document as New Services in accordance with Section 9.6 of the Master Agreement.

C. The descriptions contained in this Schedule M describe specific types of Services, and methods and procedures used to perform such Services as described herein.

D. Definitions:

     1. "NON-PRIME TIME" means all hours other than Prime Time.

     2. "PRIME TIME" means for New Zealand processing 8:00 am - 8:00 pm New Zealand time and for Australia processing means 8:00 am - 8:00 pm Melbourne, Australia time, Monday through Friday.

All capitalized terms used and not defined in this Schedule M shall have the meanings given them elsewhere in this Agreement.

3.0 HELP DESK SERVICES

A. Management of the Services by IBM

          IBM shall be responsible for the operation and management of the Help Desk services as described in this Schedule M. This responsibility shall include establishing and maintaining a properly trained and adequately staffed IBM population, including necessary management and support staff.

          IBM shall make available a Help Desk service to log and track problems and work requests. Included in such responsibilities, IBM shall:

     1. Provide a single call-in number for Certegy and Authorized Users to call, to log and determine the status of a problem or work request;

     2.   Staff the Help Desk on a seven (7) day twenty-four (24) hour basis;

     3. Follow the agreed escalation and problem resolution processes as outlined in the Procedures Manual;

     4. Liaise with the support groups within Certegy and other agents to ensure that the problem escalation process is being followed;

     5. Provide monthly problem reports, identifying the answer times, problem numbers, problem status and call types and severity;

     6. Provide daily reports on open problems, identifying level and time that problems have been open;

     7.   Provide trend analyses as reasonably requested;

     8. Cooperate with Certegy in developing problem management and escalation processes; and

     9.   Coordinating with the agreed problem management and review processes.

                                   SCHEDULE M

                                  ATTACHMENT 1

                                 MAINFRAME TOWER

                               HELP DESK SERVICES

                        Services Responsibilities Matrix

R = IDENTIFY REQUIREMENTS A = ASSIST X = PERFORM P = PRIMARY S = SECONDARY

                           MAINFRAME TOWER - SERVICES

                                                                      RESPONSIBILITY
                                                                      --------------
DESCRIPTION                                                            IBM   CERTEGY
-----------                                                            ---   -------
1.0 OPERATIONS
    A. Log problems                                                     X
    B. Track problems                                                   X
    C. Escalate problems                                                X       A
    D. Close resolve problems                                           X
2.0 PROBLEM MANAGEMENT
    A. Report on problems
       1. Provide daily problem status                                  X       R
       2. Provide monthly performance                                   X
       3. Provide trend analysis                                                X
    B. Document Help Desk procedures                                    X
    C. Problem management
       1. Follow agreed escalation process                              X
       2. Liaise with NAB and Certegy Help Desks                        X       A
       3. Document problem history                                      X
       4. Resolve problem within areas of IBM responsibilities          X
       5. Resolve problem within areas of Certegy responsibilities              A
       6. Ensure that problem ownership is defined for each problem     X       A
       7. Conduct problem management meeting                            X       A
       8. Close problems                                                X
       9. Identify trends and suggest problem reduction strategies      X       A

                                 Schedule M of
                          Transaction Document #01-01
                                 Network Tower
                         Help Desk services procedures

The Help Desk services and responsibilities are as described in Schedule E Help Desk Services-Mainframe Tower.

                                  Schedule N of

                           Transaction Document #01-01

                                 Mainframe Tower

                                    Projects

1.0  INTRODUCTION

     This Schedule N describes the methodology by which projects will be performed in conjunction with the Transaction Document and the overall Project Management process that will be implemented in order to support delivery of such projects. The level at which a project will be managed will be determined by the scope of the work and the Deliverables to be provided under the project.

2.0  DEFINITIONS

     All capitalized terms used and not defined in this Schedule N shall have the same meanings given elsewhere in the Agreement. As used herein:

     A. "ACCEPTANCE" or "ACCEPTED" means Certegy's concurrence that a Deliverable satisfies the Completion Criteria set forth in the Project Plan.

     B. "COMPLETION CRITERIA" means mutually agreed upon written conditions that IBM is required to meet in order to satisfy its obligations for each project as set forth in the applicable Project Plan.

     C. "DELIVERABLE" means any item delivered to Certegy under a project which is specified in the Project Plan as a Deliverable.

3.0  PROJECT MANAGEMENT PROCESS

     IBM 's Project Management process is based upon the premise that the IBM Account Manager will have overall responsibility and accountability to meet all agreed upon quality, cost, schedule and technical objectives of the project. In addition, each Party will assign an individual to each project to act as its respective representative with responsibility for specific operational roles as described below and further delineated in the Project Plan ("Project Manager"). Based upon the scope of the work and the Deliverables to be provided under a project, a Project Manager may be assigned to oversee multiple Projects.

     Each project whether included as of the Commencement Date or subsequently added at the request of Certegy, subject to Section 9.6 of the Master Agreement, will have a plan developed (the "Project Plan") and, upon approval by both Parties, the Project Plan will be assigned a sequential number and will be attached to, and become a part of, this Schedule (e.g., Mainframe Project Plan M-1/Title, Mainframe Project Plan M-2/Title, etc.). The terms and conditions of the Master Agreement and the Transaction Document will apply to each project unless otherwise amended by the applicable Project Plan.

4.0  PROJECT MANAGERS

A.   IBM Responsibilities

     IBM will assign a Project Manager who will have the authority to act on behalf of IBM in all matters pertaining to the project with the exception of contractual endorsement. The IBM Project Manager will:

     1. manage the project for IBM including planning, directing, and monitoring all project activities;

     2. develop the detailed Project Plan in conjunction with the Certegy Project Manager;

     3.   maintain files of the Project Plan and any associated documentation;

     4. establish the project team and, in conjunction with the Certegy Project Manager, apprise team members regarding the Project Management process and the Project Plan, including individual responsibilities, Deliverables, schedules, etc.;

     5. be the primary point of contact to Certegy for the project to establish and maintain communications with the Certegy Project Manager;

     6. define and monitor the support resources required for the project to ensure these resources are available as scheduled;

     7.   measure, track and evaluate progress against the Project Plan;

     8. resolve issues that may arise due to deviations from the Project Plan with the Certegy Project Manager;

     9. administer and, in conjunction with the Certegy Project Manager, be accountable for project change control;

     10. plan, schedule and participate in periodic project reviews, as applicable, including review of the work products being produced;

     11. provide periodic written status reports to Certegy that provide information such as schedule status, technical progress, issue identification and related action plans; and

     12. establish and maintain the necessary financial controls for those areas of the project for which IBM has responsibility.

B.   Certegy Responsibilities

     Certegy will assign a Project Manager who will have the authority to act on behalf of Certegy in all matters pertaining to the project with the exception of contractual endorsement. The Certegy Project Manager will:

     1. be the single-point-of-contact for the management of Certegy's obligations under the project;

     2. serve as the interface between the project team members and Certegy's business functions, units, or Affiliates participating in the project;

     3.   define Certegy's business and technical requirements for each project;

     4. develop the detailed Project Plan in conjunction with the IBM Project Manager and ensure that the Project Plan meets Certegy's business and technical requirements;

     5. establish the project team and, in conjunction with the IBM Project Manager, apprise team members regarding the Project Management process and the Project Plan, including individual responsibilities, Deliverables, schedules, etc.;

     6. provide operational guidance to, manage and be accountable for the performance of Certegy personnel assigned to the project;

     7. administer and, in conjunction with the IBM Project Manager, be accountable for project change control;

     8.   attend project planning/review/status meetings, as required;

     9. obtain and provide information, data, decisions and approvals, within three days of IBM 's request, unless otherwise mutually agreed;

     10. coordinate and schedule the attendance of Certegy personnel, as appropriate, at planning/review/status meetings;

     11. assist in the resolution of project issues and/or escalate within Certegy for resolution as needed;

     12. establish and maintain the necessary financial controls for those areas of the project for which Certegy has responsibility; and

     13. review and provide written confirmation that the Deliverables meet the Completion Criteria set forth in the applicable Project Plan.

C. Each Party will give the other Party reasonable advance notice, in writing, of a change to its respective Project Manager and will discuss any objections the other Party may have to such change.

5.0  PROJECT PLAN

     A Project Plan must be completed for each project and should contain the following information:

A.   Project Managers

     This section will identify the Parties' respective Project Managers including name, address, telephone number, pager number, and fax number.

B.   Purpose and Scope of Work

     This section will provide a summary of the overall purpose of the project and define the scope of work to be performed.

C.   Assumptions/Dependencies

     This section will describe any key assumptions, dependencies, or critical success factors upon which the project will be based and/or is dependent upon for successful completion.

D.   Definitions

     This section will define any terms specific to a project.

E.   IBM Responsibilities

     This section will describe the responsibilities which IBM is required to perform in order to complete the project.

F.   Certegy Responsibilities

     This section will describe the responsibilities which Certegy is required to perform in order to complete the project.

G.   Required Equipment and Materials

     This section will list all required equipment and materials including, but not limited to, hardware and software, which each Party must provide in order to facilitate completion of the project.

H.   Deliverables

     This section will provide a description of any items to be delivered by IBM under the project.

I.   Estimated Schedule

     This section will provide the planned schedule for completion of the project, including any milestones and target dates for completion.

J.   Completion Criteria

     This section will state the criteria which IBM must meet in order to satisfy its obligations under the project.

K.   Charges/Invoicing

     This section will specify the applicable charges for the project and the basis for such charges and the terms for IBM's invoicing if different from those contained in the Transaction Document.

L.   Additional or Unique Terms and Conditions

     This section will identify any terms and conditions in addition to or different from those contained in the Master Agreement and the Transaction Document.

6.0  PROJECT CHANGE CONTROL

     Either Party may request a change to a project subject to the following procedure:

     All requests for a project change must be submitted via a Project Change Request ("PCR"). The PCR must describe the change in detail, the rationale for the change and the effect the change will have, if accepted, or the impact it will have if rejected, on the project. The Project Manager of the requesting Party will review the PCR and determine whether to submit the request to the other Party.

     If submitted, both Project Managers will review the proposed change and approve it for further investigation, if required, or reject it. If the Parties agree that the proposed change requires further investigation, the Project Managers will authorize such investigation, and any charges by IBM that IBM specifies for such investigation, by signing the PCR. The investigation to be conducted will determine the technical merits and the effect on price, schedule, and other terms and conditions that may result from the implementation of the proposed change. The requesting Party's Project Manager may then approve or reject the change.

     If rejected, the PCR will be returned to the requesting Party along with the reason for rejection.

     If approved, the change will be implemented by providing written authorization signed by authorized representatives of both Parties ("Change Authorization").

7.0  COMPLETION

     IBM will notify Certegy, in writing, when the Completion Criteria for a Deliverable has been met. Certegy must inform IBM, in writing, within ten
     (10) business days following receipt of IBM's notification if Certegy believes IBM has not met the Completion Criteria, together with reasonable detail as to the reasons for such belief. If IBM does not receive written notice within such period, then the Deliverable(s) will be deemed Accepted.

                                  Schedule N of

                           Transaction Document #01-01

                                  Network Tower

                                    Projects

PROCEDURES DEFINED IN SCHEDULE N OF THE TRANSACTION DOCUMENT FOR THE MAINFRAME TOWER ARE TO BE APPLIED TO ANY NETWORK TOWER PROJECT.

THERE ARE NO NETWORK TOWER PROJECTS APPROVED AS OF THE COMMENCEMENT DATE.

                                  Schedule O of

                           Transaction Document #01-01

                               Affected Employees

THERE ARE NO AFFECTED EMPLOYEES AS OF THE EXECUTION DATE OF THIS TRANSACTION DOCUMENT #01-01.

                                  Schedule P of

                           Transaction Document #01-01

                               Maintenance Terms

This Schedule is not applicable to this Transaction Document #00-01.

                                  Schedule Q of

                           Transaction Document #01-01

                           Outstanding Employee Claims

This Schedule is not applicable to this Transaction Document #00-01.

                                 Schedule R of

                           Transaction Document #01-01

                         Services Transition Assistance

1. INTRODUCTION

1.1. This Schedule R defines the assistance IBM will provide to Certegy upon expiration or termination of the Agreement and/or this Transaction Document.

2. SERVICES TRANSFER ASSISTANCE

2.1. It is the intent of the Parties that at or, upon expiration or termination of the Agreement and/or Transaction Document, IBM will cooperate with Certegy to assist with the orderly transfer of the services, functions, responsibility, and operations comprising the Services provided by IBM, hereunder, to another services provider or one or more members of the Certegy Group itself.

2.2. Prior to expiration or termination of the Agreement and/or this Transaction Document, Certegy may request IBM to perform and, if so requested, IBM shall perform (except in the event of termination for cause by IBM)) services, in connection with migrating the work of the Certegy Group to another services provider or the Certegy Group itself (through "Services Transfer Assistance").

2.3. Services Transfer Assistance shall be provided:

2.3.1. until the effective date of expiration or termination with respect to the Services; and

2.3.2. for expiration or termination related services which are in addition to the Services, for up to six additional months after the effective date of expiration or termination.

2.4. Services Transfer Assistance shall include providing Certegy and its Affiliates and their agents, contractors and consultants, as necessary, with the following services:

2.4.1. Pre-migration Services:

     (a) assisting the new operations staff in developing a plan for the transition of all requested and appropriate operations from IBM;

     (b) providing the new operations staff personnel training in the performance of the Services being transferred;

     (c) providing the new operations staff with any other information regarding the Services that is required to implement the transition plan and providing such information as necessary for the new operations staff to perform the Services in an orderly manner, minimizing disruption in the operations of Certegy;

     (d) notifying all IBM subcontractors of procedures to be followed during the turnover phase;

     (e) freezing all non-critical Software changes as requested by Certegy;

     (f) reviewing all Software libraries (test and production) with the new service provider and/or Certegy;

     (g) identifying, recording and providing control release levels for the operating Systems Software used by IBM to provide the Services;

     (h) providing documentation to the new or existing operations staff which has been provided to IBM by Certegy, jointly developed between IBM and Certegy, and/or technical documentation as required to support the Services but excluding any documentation which is IBM Confidential Information which is not required to support the services;

     (i) assisting in establishing naming conventions for the new production site;

     (j) providing to the new operations staff reasonable access and use of equipment, software, personnel, third parties, and other resources used by IBM to provide the Services, subject to any prohibitions or restrictions on the use or disclosure of the software as required by the license agreements;

     (k) analyzing space required for the data-bases and Software libraries; and

     (l) generating a tape and listing of the source code in a form reasonably requested by Certegy.

2.4.2. Migration Services:

     (a) unloading the production data bases as requested by Certegy;

     (b) unloading all requested Certegy data files and other Certegy Confidential Information from the System and delivering it to Certegy together with any IBM Confidential Information which is required to perform the service subject to the requirements of section 2.6.3;

     (c) delivering tapes of production data-bases (with content listings) and printouts of control file information to the new operations staff;

     (d) assisting with the loading of the data-bases;

     (e) providing reasonable assistance to new operations staff with the turnover of operational responsibilities;

     (f) reviewing and explaining the Procedures Manual to the new operations staff;

     (g) assisting the new operations staff in notifying outside vendors of the procedures to be followed during the migration;

     (h) assisting the new operations staff in preparation of and conducting migration testing;

     (i) assisting with the communications network turnover, if applicable; and

     (j) assisting in the execution of a parallel operation until the effective date of expiration or termination of the Agreement and/or this Transaction Document.

2.4.3. Post-migration Services:

     (a) answering questions regarding the Services on an as-needed basis during the 90 day period following the date of expiration or termination; and

     (b) returning to Certegy any remaining Certegy owned reports and documentation still in IBM's possession.

2.5. If any Services Transfer Assistance provided by IBM requires the utilization of additional resources for which there is a current Baseline, Certegy will pay IBM for the incremental resources using the applicable charging methodology set forth in Schedule J of the Transaction Document.

2.6. If the Services Transfer Assistance requires IBM to incur expenses in excess of the expenses that IBM would otherwise incur in the performance of the Agreement and/or this Transaction Document, then:

2.6.1. IBM shall notify Certegy of any additional expenses associated with the performance of any additional services pursuant to Section 2.5 and this Section
2.6 within 30 days of receiving a written work-order request from Certegy prior to performing such services;

2.6.2. upon Certegy's authorization, IBM shall perform the additional services and upon completion of the services IBM will invoice Certegy for such services; and

2.6.3. Additionally, prior to providing any of the Services Transfer Assistance, the new operations staff shall provide to IBM an executed confidentiality agreement regarding IBM's Confidential Information disclosed or provided to the new operations staff while providing the Services Transfer Assistance; and

2.6.4. Certegy shall pay IBM for such additional expenses incurred within thirty
(30) days of the date of receipt of the applicable invoice.

                                  Schedule S of
                           Transaction Document #01-01
                                 Mainframe Tower
       Performance Standards, Minimum Service Levels, and Service Credits

1 INTRODUCTION

1.1 IBM and Certegy have developed detailed Performance Standards and Minimum Service Levels that will adequately measure and track the performance of Services provided by IBM.

1.2 This Schedule S describes:

1.2.1 The performance standards and Minimum Service Levels for the defined Services which IBM is required to meet during the term of the Transaction Document. Such Performance Standards and Minimum Service Levels are set forth in Charts C-l through C-8 of Exhibit C-l to this Schedule S; the effective date for each of the attendant Service Credits is identified in the attached Charts in the section titled "Implementation Criteria";

1.2.2 Service Credits are in accordance with Section 9.9 of the Master Agreement, should IBM fail to meet the Minimum Service Levels as set forth in this Schedule; and

1.23 Certain Certegy responsibilities.

2 DEFINITIONS

2.1 "ACTUAL UPTIME" means, out of the Service Periods, the aggregate number of hours in any calendar month during which the Host System and/or each defined Application is actually available for use by Authorized Users.

2.2 "APPLICATION" means individual subsystems or environments comprising the Applications Software.

2.3 "AVAILABILITY" means Actual Uptime plus Excusable Downtime divided by Scheduled Uptime. For purposes of determining whether IBM's performance meets any Performance Standard and Minimum Service Level, Availability will be measured based on a monthly average during each calendar month of the term of the Transaction Document, to be calculated once monthly within ten (10) business days following the end of each calendar month.

2.4 "CRITICAL SYSTEM PROCESS" means a process associated with a Critical Business Application System for which there is a defined Performance Standard and Minimum Service Level.

2.5 EXCUSABLE DOWNTIME" means, out of the Scheduled Uptime, the aggregate number of hours in any calendar month during which the Host System and/or each defined Critical System Process is down due to action or inaction by Certegy or due to a Force Majeure Event, which failure is not attributable to IBM's failure to exercise due care including, without limitation, failure to provide proper preventive or remedial maintenance.

2.6 "EXTENDED FUNCTIONALITY" means the state of the Application Software-Certegy when the batch job PNBC600 or its replacement has completed.

2.7 "FULL FUNCTIONALITY" means the state of the Application Software-Certegy when the batch job PNBC678 or its replacement has completed and the system is current and operational.

2.8 "HOST SYSTEM" means Machines and related Systems Software.

2.9 "INTERNAL RESPONSE TIME" means the internal response time of CICS transactions in a region as measured by the software tool Omegamon CICS

2.10 "MARKET" means each geographical region processed out of the IBM data centre as currently identified as Australia and New Zealand within Charts 1-8 within Exhibit C-1.

2.11 "MONTHLY MAINFRAME CHARGES" means the combined RPP and DASD Resource Charges and the Resource Charges associated with the Standby Production Services for any calendar month.

2.12 "MEASUREMENT PERIOD" means the time intervals for monitoring, evaluating and calculating IBM's performance against the Performance Standards and Minimum Service Levels and the Service Credits, if any.

2.13 "MINIMUM SERVICE LEVEL" or "MSL" means the level of performance set forth in Charts C-l through C-8 of Exhibit C-l.

2.14 "RESPONSE TIME" means the time taken to initiate the procedures and tasks outlined in the Procedures Manual for System and Network problems.

2.15 "RESOLUTION TIME" means the time taken to complete the procedures and tasks outlined in the Procedures Manual for System and Network problems.

2.16 "SCHEDULED DOWNTIME" means, out of the Service Periods, the aggregate number of hours in any calendar month during which the Host System and/or each defined CRITICAL SYSTEM PROCESS is scheduled to be unavailable for use by Authorized Users due to such things as preventive maintenance, system upgrades, etc. The Parties must mutually agree on Scheduled Downtime.

2.17 "SERVICE PERIODS" means the days of the week and hours per day that the Host System and/or each defined CRITICAL SYSTEM PROCESS is scheduled to be available for use by Authorized Users as set forth in Exhibit C-l, subject to adjustment for mutually agreed upon Scheduled Downtime.

2.18 "SCHEDULED UPTIME" means of the Service Periods, the aggregate number of hours in any calendar month during which the Host System and/or each defined CRITICAL SYSTEM PROCESS is scheduled to be available for use by Authorized Users.

2.19 "UNAVAILABILITY" means actual downtime less Scheduled Downtime divided by Scheduled Uptime. For purposes of determining whether IBM's performance meets any Performance Standard and Minimum Service Level, Unavailability will be measured based on a monthly average during each calendar month of the term of the Transaction Document, to be calculated once monthly within ten (10) business days following the end of each calendar month.

     All capitalized terms used and not defined in this Schedule S shall have the same meanings given them elsewhere in the Agreement.

3 Reporting

3.1 By the tenth (10th) business day of each calendar month during the term of the Transaction Document, IBM will submit to Certegy a report or set of reports assessing IBM's performance against the Performance Standards and the Minimum Service Levels during the previous calendar month and detailing IBM's performance in those categories identified on Charts C-l through C-8. IBM will also be responsible for promptly investigating and correcting failures including failures to meet such Performance Standards and Minimum Service Levels by:

3.1.1 initiating problem investigations to identify root causes of failures;

3.1.2 promptly reporting problems to Certegy that reasonably could be expected to have a material adverse effect on Certegy or its Authorized Users operations; and

3.1.3 making written recommendations to Certegy for improvement in procedures.

3.2 In addition to any Service Credits required by the Agreement and Section 8 hereof, IBM with Certegy's assistance shall diligently identify root causes, correct their respective problems, as identified through the root cause analysis, and minimize recurrences of missed Performance Standards and Minimum Service Levels for which it is responsible. IBM will provide Certegy with a report describing the results of its root cause analysis and other facts relating to IBM's failure to attain MSLs. Certegy will use commercially reasonable efforts to correct and minimize the recurrence of problems for which Certegy is responsible and which prevent IBM from meeting the Performance Standards and Minimum Service Levels.

4 Periodic Reviews

4.1 Performance Standards and Minimum Service Levels will be reviewed and adjusted, if applicable, by the IPT. Any such changes will be implemented through the Change Control Process. The Parties intend that the Performance Standards and Minimum Service Levels will not be less favorable to the Certegy Group during the term of the Transaction Document to which they are applicable than they are at the initiation of the Services pursuant to such Transaction Document, and will be improved over time. Any adjustments to applicable Performance Standards and Minimum Service Levels will be based upon:

4.1.1 Technology changes to the environment.

4.1.2 Certegy or its Authorized Users' business change.

4.2 Otherwise, the Performance Standards and Minimum Service Levels will remain the same.

5 Benchmarks

5.1 Should a change to any of the factors listed in Section 4.0 influence or determine the attainment of a Performance Standard and Minimum Service Level (e.g., software or hardware changes), IBM and Certegy may create mutually agreed upon parameters against which a benchmark will be taken both prior to and subsequent to such change in order that the affected Performance Standard and Minimum Service Level can be adjusted on a mutually agreeable basis accordingly.

5.2 IBM may not be obligated for Service Credits during the benchmarking period to the extent that such change prohibits IBM from meeting such Minimum Service Levels.

6 Performance Standard and Minimum Service Level Impact

6.1 For any calendar month for which, based on capacity planning activities utilizing Certegy business projections and IBM's historical trend analysis, IBM has provided written performance recommendations to Certegy to allow for continued Performance Standard and Minimum Service Level attainment with lead time reasonably sufficient for Certegy to verify and approve such recommendations, and these recommendations are valid but declined by Certegy or Certegy does not respond to IBM's recommendations, then IBM will be relieved of its LPAR related Performance Standard and Minimum Service Level obligations on an LPAR by LPAR basis for any calendar month for the environments for which recommendations were made and the capacity was exceeded, to the extent that the root cause analysis of such Performance Standard and/or Minimum Service Level failure demonstrates that the root cause was Certegy's refusal to accept and implement such recommendations.

6.2 IBM shall be relieved of its performance obligations under the Performance Standards and Minimum Service Levels for any calendar month to the extent that RPPs and DASD resources provided by IBM meet the capacity set forth in the Supplement, or as adjusted by incremental RPPs and DASD requested by Certegy and the root cause analysis demonstrates that such level of utilization was the cause of IBM failing to satisfy such Performance Standard or Minimum Service Level in such month, except in the case where it is demonstrated that the capacity constraint demonstrated through the root cause analysis is due to the total resource demand of IBM managed systems or utilities exceeding the agreed ceiling for these resources. The agreed ceiling for CPU and DASD resources is to be defined and agreed during the first 90 days following the implementation of the production service and may be subject to change upon agreement through the term of this Transaction Document.

7 PERFORMANCE STANDARD AND MINIMUM SERVICE LEVEL CRITERIA

7.1 On-line Application services will be made available during the Service Periods set forth in Exhibit C-l to this Schedule S. IBM shall perform the Services as necessary to meet each of the Performance Standards and Minimum Service Levels set forth in Exhibit C-l relating to each defined Application.

7.2 Changes to the Performance Standards, Minimum Service Levels and/or Service Periods must be made in writing and approved by the IPT.

7.3 IBM will perform scheduled batch processing services in accordance with the Performance Standards and Minimum Service Levels set forth in Exhibit C-l. IBM shall be relieved from applicable Performance Standards and Minimum Service Levels if it does not receive certain critical inputs from Certegy or its Authorized Users by the designated time, where the required file are available and ready for use within the IBM managed infrastructure, and successful completion of the appropriate Application batch job stream to the extent controlled by Certegy.

7.4 Certegy recognizes that its deviation from scheduled batch job streams may result in batch output not being available by the scheduled time.

7.5 If Certegy or its Authorized Users fails to deliver any critical input by the deadline for the applicable batch processing job, or deviates from scheduled batch job streams, IBM will use commercially reasonable efforts, once the input is received, or corrections are made by Certegy, to complete such batch processing by the scheduled time. In this case, IBM would not be subject to a Service Credit for this application.

7.6 Additional Performance Standards and Minimum Service Levels:

7.6.1 NEW APPLICATIONS: Performance Standards and Minimum Service Levels for new Applications which are critically material to Certegy's business shall be set forth in Exhibit C-1. The Performance Standard and Minimum Service Level for each new Application shall be negotiated between IBM and Certegy based on actual performance during the first ninety (90) days following implementation balanced with performance forecasts (new Applications shall meet the mutually agreed qualification criteria and be compatible with the Applications Installation Standards specified in Schedule K); provided, however, that such new Application Availability Performance Standard and Minimum Service Level shall be consistent with the standards set forth in Exhibit C-1 for other comparable Applications. In the event that agreement is not achieved in ninety (90) days, Section 16 of the Master Agreement will be followed.

7.6.2 NEW SERVICES: When additional or New Services, other than new Applications, for which there will be a Performance Standard and Minimum Service Level are added to the operating environment, the Performance Standard and Minimum Service Level for each additional or New Service shall be negotiated between IBM and Certegy based on actual performance during the first ninety (90) days following implementation. Such mutually agreed upon Performance Standard and Minimum Service Level will be set forth in Exhibit C-1.

7.6.3 CURRENT SERVICES: For the services presented in Charts 1-9 of Exhibit C-l, IBM will measure and report its performance of the Services against the applicable Performance Standards and Minimum Service Levels during the initial ninety (90) day period immediately following the implementation of the application in the production service (such period is referred to herein as the "Initial Tracking Period"). IBM and Certegy will re-evaluate and jointly agree on changes to the Performance Standards and Minimum Service Levels during the Initial Tracking Period and implement as appropriate. The Performance Standards and Minimum Service Levels will be implemented and effective as of Commencement Date but the Service Credits shall not apply until the end of the Initial Tracking Period and agreement by both parties of the Minimum Service Levels that shall apply at all times thereafter unless otherwise agreed. In the event that agreement is not achieved in ninety (90) days, Section 16 of the Master Agreement will be followed.

7.7 In the event of a disaster the service levels as measured through the "Daily Outages Through the Measurement Period" in Service Credit Tables C1 - C6 and the "Target Service Levels" in Chart 8 part 2, will be relaxed by 10% from the end of the four hour recovery window until the end of the fifth (5th) day following the declaration of the disaster at which point the service levels will revert to the normal levels specified within this Schedule S- Mainframe Tower. For the service targets set out in Chart 8 Part 2 the 10% adjustment will be applied by reducing the specified monthly target achievement by 10% divided by the number of days in the applicable calendar month and multiplied by the number of the days of the DR period falling in that month, to allow for the proportion of the month falling into 5 day recovery window. For the service targets defined in Service Credit Tables C1-C7 the target times will be extended by 10% during the five-day recovery window.

7.8 IBM will track and report on but will not incur penalties for those service level standards having either a priority rating of A or B as identified in Chart 8 Part 2. However, if these standards are not attained in the same Market for 2 consecutive months, then beginning in the next month, the relevant priority will be automatically adjusted as follows: priority A will become priority 2, and priority B will become priority 3. Any relevant priority, which has been increased as described herein, will revert to its original priority if it is attained for six consecutive months in the same Market.

8 Service Credits

8.1 In accordance with Section 3.2 of the Master Agreement, should IBM fail to achieve the Minimum Service Levels as set forth in Exhibit C-l, IBM will pay Service Credit(s) to Certegy. IBM will be relieved of responsibility in accordance with this Schedule S for any Minimum Service Level(s) and any associated Service Credits to the extent affected by the items described below where IBM's failure to meet the Minimum Service Level(s) is due to:

8.1.1 The conditions and considerations outlined in sections 6.1, 6.2, 7.3 and
7.5 of this document;

8.1.2 Problems determined to be caused by the actions or inaction of Certegy's personnel;

8.1.3 Changes made to the environment by Certegy directly or by IBM personnel in response to a request from duly authorized Certegy personnel through the recognized work order or Change Control Process;

8.1.4 Certegy's change in prioritization of available resources;

8.1.5 Certegy's failure to perform Certegy's obligations as set forth in the Master Agreement and the Schedules to the extent such failure affects IBM's ability to perform the Services at the specified Minimum Service Levels (e.g., provision of adequate system capacity to provide the Minimum Service Level commitments, environmental factors/facilities, Certegy procedural errors);

8.1.6 Performance or nonperformance by Certegy's third party vendors and suppliers;

8.1.7 In the event of declared disaster the service levels are exempted from the commencement of the disaster until 4 hours following the declaration of the disaster;

8.1.8 Problems resulting from the application being provided by Certegy being demonstrated through root-cause analysis to be insufficient to allow completion or overall throughput of the scheduled application to allow achievement of the required Minimum Service Level for that application;

8.1.9 The Minimum Service Levels have not been demonstrated to be deliverable within the production service within a 90 day benchmarking period as defined in 7.6.1, in which the application is operational within the production environment and subject to the full transaction loads of the application service; or

8.1.10 The failure to meet the MSL for Service is due to a failure of the carrier services implemented as agreed and defined within Schedule I of this agreement, is excluded from consideration in the Schedule and is addressed in Schedule S- Network Tower.

8.2 The applicable Service Credits shall be determined or calculated as follows:

8.2.1 For failure to meet the Minimum Service Level in any of the defined Service categories, the Service Credit will be determined as set forth in Exhibit C-1.

8.2.2 In no event will IBM be liable for more than twenty percent (20%) of the Monthly Mainframe Charges.

8.2.3 The Minimum Service Level or Performance Level represent a tiered hierarchy of measures in which the liability of IBM for problems shown by root cause analysis conducted by the parties to be the result of a single event be limited to the sum of:

     a) a single applicable Minimum Service Level or Performance Level for each of the Markets impacted by the event from the sets of measures defined in Charts 1 to 7 inclusively and:

     b) a single applicable Minimum Service Level or Performance Level for each of the Markets impacted by the event from the set of Critical Processes defined in Chart 8 of this Schedule S.

8.2.4 If there is more than one applicable Minimum Service Level or Performance Level for each of the Markets within parts a or b, the service credit to be paid by IBM is limited to the single penalty for each of the Markets from each of parts a and b which represents the largest financial amount, subject to the capping defined in Section 8.2.2.

                                   Exhibit C-1

                Performance Standards and Minimum Service Levels

                                  Chart C-1(1)

              Base 2000 Cardholder System Availability - Australia

SERVICE DESCRIPTION:       Maintain Host System Availability of the on-line Base
                           2000 Cardholder system environment during the Service
                           Periods set forth in this Chart C-l for the regions
                           listed in Chart C-9. An Authorized User must be able
                           to obtain current up-to-date information from Files
                           provided by Applications through the Authorized Users
                           normal process. IBM shall provide to Certegy reports
                           detailing IBM'S performance against Performance
                           Standards and Minimum Service Levels on a monthly
                           calendar period basis.

SERVICE PERIODS:           The Service Period is considered to be all times
                           other than the Schedule Downtime.

ENVIRONMENT DESCRIPTION:   Base 2000 Cardholder system Availability Performance
                           Standard and Minimum Service Level (MSL) attainment
                           shall be reported by individual regions as described
                           in Service Credit Table C-1. The associated on-line
                           system tools shall be operational during Base2000
                           Cardholder System Service Periods. Any downtime
                           (excluding Scheduled Downtime) of a region for more
                           than ten (10) minutes constitutes Unavailability.

SERVICE CREDITS:           Should IBM fail to meet the agreed MSL, Certegy will
                           receive Service Credits that will be based on the
                           duration and frequency of individual outages on a
                           monthly calendar basis as defined in the Service
                           Credit Table C-1.

                           The Service Credit amount is a percentage of the Monthly Mainframe Charges.

REPORTS:                   Daily and weekly outage by region

IMPLEMENTATION CRITERIA:   The Performance Standards and Minimum Service Levels
                           will be implemented and effective as of the
                           Commencement Date subject to Clause 7.6.3 of this
                           Schedule.

                          PERFORMANCE STANDARD AND
                               MINIMUM SERVICE
   SERVICE CRITERIA              LEVEL (MSL)              MEASUREMENT METHOD
   ----------------       ------------------------   ---------------------------
Systems to be available   MSL for an outage          The Availability of the
at all times excluding    occurrence is ten (10)     Region is to be defined as
Scheduled                 minutes or less            the regions being online
                          Unavailability per event   and

----------
(1)  All times referred to herein are local time Melbourne, Australia.

Downtime.                 within the Measurement     responsive to Authorised
                          Period.                    Users with access to
                                                     current and up-to-date
                                                     information.

                          A Service Credit is due    The tool used to measure
                          if an outage occurrence    and report Availability is
                          exceeds ten (10) minutes   to be agreed by the
                          of Unavailability in any   parties.
                          Measurement Period

                          The target Performance     The measurement is Base2000
                          Standard shall be one      Cardholder System
                          hundred percent (100%)     Availability in minutes and
                          Availability excluding     the number of outage
                          Scheduled Downtime.        occurrences.

                                  Chart C-2(2)

             Base 2000 Cardholder System Availability - New Zealand

SERVICE            Maintain Host System Availability of the on-line Base 2000
DESCRIPTION:       Cardholder system environment during the Service Periods set forth in this Chart C-2 for the regions listed in Chart C-9.
                   An Authorized User must be able to obtain current up-to-date information from Files provided by Applications through the
                   Authorized Users normal process. IBM shall provide to Certegy reports detailing IBM's performance against Performance
                   Standards and Minimum Service Levels on a monthly calendar period basis.

SERVICE PERIODS:   The Service Period is considered to be all times other than the Schedule Downtime.

ENVIRONMENT        Base 2000 Cardholder system Availability Performance Standard
DESCRIPTION:       and Minimum Service Level (MSL) attainment shall be reported by individual regions as described in Service Credit Table
                   C-2. The associated on-line system tools shall be operational during Base2000 Cardholder System Service Periods. Any
                   downtime (excluding Scheduled Downtime) of a region for more than ten (10) minutes constitutes Unavailability.

SERVICE CREDITS:   Should IBM fail to meet the agreed MSL, Certegy will receive
                   Service Credits that will be based on the duration and
                   frequency of individual outages on a monthly calendar basis as defined in the Service Credit Table C-2.

                   The Service Credit amount is a percentage of the Monthly
                   Mainframe Charges.

REPORTS:           Daily and weekly outage by region.

IMPLEMENTATION     The Performance Standards and Minimum Service Levels will be
CRITERIA:          implemented and effective as of the Commencement Date subject to Clause 7.6.3 of this Schedule.

                                  PERFORMANCE STANDARD AND
   SERVICE CRITERIA              MINIMUM SERVICE LEVEL (MSL)                    MEASUREMENT METHOD
   ----------------       ----------------------------------------   ---------------------------------------
Systems to be available   MSL for an outage occurrence is ten (10)   The Availability of the Region is to be
at all times excluding    minutes or less Unavailability per event   defined as the regions being online and
Scheduled Downtime.       within the Measurement Period.             responsive to Authorised Users with
                                                                     access to current and up-to-date
                          A Service Credit is due if an outage       information.
                          occurrence exceeds ten (10) minutes of
                          Unavailability in any Measurement Period.  The tool used to measure and report
                                                                     Availability is to be agreed by the
                          The target Performance Standard shall be   parties.
                          one hundred percent (100%) Availability
                          excluding Scheduled Downtime.              The measurement is Base2000 Cardholder
                                                                     System Availability in minutes and the
                                                                     number of outage occurrences.

----------
(2)  All times referred to herein are in local time New Zealand.

                                  Chart C-3(3)

              Base 2000 Collections System Availability - Australia

SERVICE            Maintain Host System Availability of the on-line Base 2000
DESCRIPTION:       Collections system environment during the Service Periods set forth in this Chart C-3 for the regions listed in Chart C-9.
                   An Authorized User must be able to obtain current up-to-date information from Files provided by Applications through the
                   Authorized Users normal process. IBM shall provide to Certegy reports detailing IBM's performance against Performance
                   Standards and Minimum Service Levels on a monthly calendar period basis.

SERVICE PERIODS:   The Service Period is considered to be all times other than the Schedule Downtime.

ENVIRONMENT        Base 2000 Cardholder system Availability Performance Standard
DESCRIPTION:       and Minimum Service Level (MSL) attainment shall be reported by individual regions as described in Service Credit Table
                   C-3. The associated on-line system tools shall be operational during Base2000 Collections System Service Periods. Any
                   downtime (excluding Scheduled Downtime) of a region for more than ten (10) minutes constitutes Unavailability.

SERVICE CREDITS:   Should IBM fail to meet the agreed MSL, Certegy will receive
                   Service Credits that will be based on the duration and
                   frequency of individual outages on a monthly calendar basis as defined in the Service Credit Table C-3.

                   The Service Credit amount is a percentage of the Monthly
                   Mainframe Charges.

REPORTS:           Daily and weekly outage by region.

IMPLEMENTATION     The Performance Standards and Minimum Service Levels will be
CRITERIA:          implemented and effective as of the Commencement Date subject to Clause 7.6.3 of this Schedule.

                                  PERFORMANCE STANDARD AND
   SERVICE CRITERIA              MINIMUM SERVICE LEVEL (MSL)                    MEASUREMENT METHOD
   ----------------       ----------------------------------------   ---------------------------------------
Systems to be available   MSL for an outage occurrence is ten (10)   The Availability of the Region is to be
at all times excluding    minutes or less Unavailability per event   defined as the regions being online and
Scheduled Downtime.       within the Measurement Period.             responsive to Authorised Users with
                                                                     access to current and up-to-date
                          A Service Credit is due if an outage       information.
                          occurrence exceeds ten (10) minutes of
                          Unavailability in any Measurement Period.  The tool used to measure and report
                                                                     Availability is to be agreed by the
                          The target Performance Standard shall be   parties.
                          one hundred percent (100%) Availability
                          excluding Scheduled Downtime.              The measurement is Base2000 Collections
                                                                     System Availability in minutes and the
                                                                     number of outage occurrences.

----------
(3)  All times referred to herein are in local time Melbourne, Australia.

                                  Chart C-4(4)

             Base 2000 Collections System Availability - New Zealand

SERVICE            Maintain Host System Availability of the on-line Base 2000
DESCRIPTION:       Collections system environment during the Service Periods set forth in this Chart C-4 for the regions listed in Chart C-9.
                   An Authorized User must be able to obtain current up-to-date information from Files provided by Applications through the
                   Authorized Users normal process. IBM shall provide to Certegy reports detailing IBM's performance against Performance
                   Standards and Minimum Service Levels on a monthly calendar period basis.

SERVICE PERIODS:   The Service Period is considered to be all times other than the Schedule Downtime.

ENVIRONMENT        Base 2000 Cardholder system Availability Performance Standard
DESCRIPTION:       and Minimum Service Level (MSL) attainment shall be reported by individual regions as described in Service Credit Table
                   C-4. The associated on-line system tools shall be operational during Base2000 Collections System Service Periods. Any
                   downtime (excluding Scheduled Downtime) of a region for more than ten (10) minutes constitutes Unavailability.

SERVICE CREDITS:   Should IBM fail to meet the agreed MSL, Certegy will receive
                   Service Credits that will be based on the duration and
                   frequency of individual outages on a monthly calendar basis as defined in the Service Credit Table C-4.

                   The Service Credit amount is a percentage of the Monthly
                   Mainframe Charges.

REPORTS:           Daily and weekly outage by region.

IMPLEMENTATION     The Performance Standards and Minimum Service Levels will be
CRITERIA:          implemented and effective as of the Commencement Date subject to Clause 7.6.3 of this Schedule.

                                  PERFORMANCE STANDARD AND
   SERVICE CRITERIA              MINIMUM SERVICE LEVEL (MSL)                    MEASUREMENT METHOD
   ----------------       ----------------------------------------   ---------------------------------------
Systems to be available   MSL for an outage occurrence is ten (10)   The Availability of the Region is to be
at all times excluding    minutes or less Unavailability per event   defined as the regions being online and
Scheduled Downtime.       within the Measurement Period.             responsive to Authorised Users with
                                                                     access to current and up-to-date
                          A Service Credit is due if an outage       information.
                          occurrence exceeds ten (10) minutes of
                          Unavailability in any Measurement Period.  The tool used to measure and report
                                                                     Availability is to be agreed by the
                          The target Performance Standard shall be   parties.
                          one hundred percent (100%) Availability
                          excluding Scheduled Downtime.              The measurement is Base2000 Collections
                                                                     System Availability in minutes and the
                                                                     number of outage occurrences.

----------
(4)  All times referred to herein are in local time New Zealand.

                                  Chart C-5(5)

            Base 2000 Authorizations System Availability - Australia

SERVICE            Maintain Host System Availability of the on-line Base 2000
DESCRIPTION:       Cardholder system environment during the Service Periods set forth in this Chart C-5 for the regions listed in Chart C-9.
                   An Authorized User must be able to obtain current up-to-date information from Files provided by Applications through the
                   Authorized Users normal process. IBM shall provide to Certegy reports detailing IBM's performance against Performance
                   Standards and Minimum Service Levels on a monthly calendar period basis.

SERVICE PERIODS:   The Service Period is considered to be all times other than the Schedule Downtime.

ENVIRONMENT        Base 2000 Cardholder system Availability Performance Standard
DESCRIPTION:       and Minimum Service Level (MSL) attainment shall be reported by individual regions as described in Service Credit Table
                   C-5. The associated on-line system tools shall be operational during Base2000 Authorization System Service Periods. Any
                   downtime (excluding Scheduled Downtime) of a region for more than ten (10) minutes constitutes Unavailability.

SERVICE CREDITS:   Should IBM fail to meet the agreed MSL, Certegy will receive
                   Service Credits that will be based on the duration and
                   frequency of individual outages on a monthly calendar basis as defined in the Service Credit Table C-5.

                   The Service Credit amount is a percentage of the Monthly
                   Mainframe Charges.

REPORTS:           Daily and weekly outage by region.

IMPLEMENTATION     The Performance Standards and Minimum Service Levels will be
CRITERIA:          implemented and effective as of the Commencement Date subject to Clause 7.6.3 of this Schedule.

                                  PERFORMANCE STANDARD AND
   SERVICE CRITERIA              MINIMUM SERVICE LEVEL (MSL)                    MEASUREMENT METHOD
   ----------------       ----------------------------------------   ---------------------------------------
Systems to be available   MSL for an outage occurrence is ten (10)   The Availability of the Region is to be
at all times excluding    minutes or less Unavailability per event   defined as the regions being online and
Scheduled Downtime.       within the Measurement Period.             responsive to Authorised Users with
                                                                     access to current and up-to-date
                          A Service Credit is due if an outage       information.
                          occurrence exceeds ten (10) minutes of
                          Unavailability in any Measurement Period   The tool used to measure and report
                                                                     Availability is to be agreed by the
                          The target Performance Standard shall be   parties.
                          one hundred percent (100%) Availability
                          excluding Scheduled Downtime.              The measurement is Base2000
                                                                     Authorization System Availability in
                                                                     minutes and the number of outage
                                                                     occurrences.

----------
(5)  All times referred to herein are in local Melbourne time

                                  Chart C-6(6)

           Base 2000 Authorizations System Availability - New Zealand

SERVICE            Maintain Host System Availability of the on-line Base 2000
DESCRIPTION:       Cardholder system environment during the Service Periods set forth in this Chart C-6 for the regions listed in Chart C-9.
                   An Authorized User must be able to obtain current up-to-date information from Files provided by Applications through the
                   Authorized Users normal process. IBM shall provide to Certegy reports detailing IBM's performance against Performance
                   Standards and Minimum Service Levels on a monthly calendar period basis.

SERVICE PERIODS:   The Service Period is considered to be all times other than the Schedule Downtime.

ENVIRONMENT        Base 2000 Cardholder system Availability Performance Standard
DESCRIPTION:       and Minimum Service Level (MSL) attainment shall be reported by individual regions as described in Service Credit Table
                   C-6. The associated on-line system tools shall be operational during Base2000 Authorization System Service Periods. Any
                   downtime (excluding Scheduled Downtime) of a region for more than ten (10) minutes constitutes Unavailability.

SERVICE CREDITS:   Should IBM fail to meet the agreed MSL, Certegy will receive
                   Service Credits that will be based on the duration and
                   frequency of individual outages on a monthly calendar basis as defined in the Service Credit Table C-6.

                   The Service Credit amount is a percentage of the Monthly
                   Mainframe Charges.

REPORTS:           Daily and weekly outage by region.

IMPLEMENTATION     The Performance Standards and Minimum Service Levels will be
CRITERIA:          implemented and effective as of the Commencement Date subject to Clause 7.6.3 of this Schedule.

                                  PERFORMANCE STANDARD AND
   SERVICE CRITERIA              MINIMUM SERVICE LEVEL (MSL)                    MEASUREMENT METHOD
   ----------------       ----------------------------------------   ---------------------------------------
Systems to be available   MSL for an outage occurrence is ten (10)   The Availability of the Region is to be
at all times excluding    minutes or less Unavailability per event   defined as the regions being online and
Scheduled Downtime.       within the Measurement Period.             responsive to Authorised Users with
                                                                     access to current and up-to-date
                          A Service Credit is due if an outage       information.
                          occurrence exceeds ten (10) minutes of
                          Unavailability in any Measurement Period.  The tool used to measure and report
                                                                     Availability is to be agreed by the
                          The target Performance Standard shall be   parties.
                          one hundred percent (100%) Availability
                          excluding Scheduled Downtime.              The measurement is Base2000
                                                                     Authorization System Availability in
                                                                     minutes and the number of outage
                                                                     occurrences.

                                  Chart C-7(7)

                               Help Desk Services

----------
(6)  All times referred to herein are in local time New Zealand

(7)  All times referred to herein are in local Melbourne time

SERVICE            The Help Desk service description is as follows:
DESCRIPTION:

                 MINIMUM SERVICE
   ACTIVITY           LEVELS                            SERVICE GOAL DESCRIPTION
   --------     ----------------   -------------------------------------------------------------------
Average Speed   90% of the time.   Help desk calls will be answered by an IBM representative within
Answered                           an average of ninety seconds. Performance will be measured monthly.

SERVICE PERIODS:   The Service Period is considered to be all times other than the Schedule Downtime.

SERVICE            "Level" is defined as support unit that has ownership of a
ENVIRONMENT:       particular problem. Level 1 is Help Desk

SERVICE CREDITS:   Service credit table C-7.

REPORTS: IBM will provide reports on a daily, monthly and quarterly basis.

IMPLEMENTATION     The Performance Standards and Minimum Service Levels will be
CRITERIA:          implemented and effective as of the Commencement Date subject to Clause 7.6.3 of this Schedule.

                            PERFORMANCE STANDARD AND
    SERVICE CRITERIA       MINIMUM SERVICE LEVEL (MSL)    MEASUREMENT METHOD
    ----------------      -----------------------------   ------------------
See Service Description   See service description above
above

                               Chart C-8 Part 1(8)

                 Base 2000 Critical Process Completion Schedule

SERVICE            The following are Critical Processes and agreed targets that
DESCRIPTION:       must be met in order to meet other requirements.

SERVICE PERIODS:   The Service Period is considered to be all times other than the Schedule Downtime.

CRITICAL           The critical processes are listed in Part 1 of Chart C-8. The
PROCESSES          critical processes for which the Minimum Service Level is
SCHEDULE OF        applicable are those with a defined priority in Part 1 having
DELIVERY           defined service delivery targets and a defined days of the week for which the MSL is applicable..

SERVICE CREDITS:   Should IBM fail to meet the agreed MSL, Certegy will receive
                   Service Credits that will be based on the fact that a Service
                   Level was missed based on the Priority Levels as defined in the Service Credit Tables C-8 and C-9. The Service Credit
                   amount is a percentage of the Monthly Mainframe Charges.

REPORTS: IBM will provide reports on a daily, monthly and quarterly basis.

IMPLEMENTATION     The Performance Standards and Minimum Service Levels will be
CRITERIA:          implemented and effective as of the Commencement Date subject to Clause 7.6.3 of this Schedule.

                                  PERFORMANCE STANDARD AND
   SERVICE CRITERIA              MINIMUM SERVICE LEVEL (MSL)                    MEASUREMENT METHOD
   ----------------       ----------------------------------------   ---------------------------------------
The hours described in    There is no MSL.                           Mainframe reporting can identify
Part 2 for the timely     If a Service Level is missed for           delivery completion times. Until such
completion of the         nondelivery of Critical Processes during   time that the reporting is automated for
Critical Processes        the Measurement Period then a Service      all Critical Processes, manual tracking
within the stated time    Credit is due.                             will be utilized.
frames.
                                                                     The measurement is based on missing the
                                                                     specific Service Level and the number of
                                                                     occurrences the Service Level was missed
                                                                     during a calendar month.

----------
(8)  All times referred to herein are reported within the parts of this table

                                Chart 8 Part 2(9)

                      CRITICAL SYSTEM PROCESSES Priority 1

                      Base 2000 Australia and New Zealand

                                                           Target Service
        Description             Service Requirement             Level          Days Per Week     Priority
        -----------          -------------------------   ------------------   ----------------   --------
1.0 TRANSACTION/ENQUIRY      2.5 SECONDS RESPONSE        100% OF USER         SUNDAY-SATURDAY        1
RESPONSE TIME FROM TO/FROM   TIME MEASURED FROM          INITIATED
AUSTRALIA CONNEX SYSTEM      CERTEGY SUPPLIED ROUTER     TRANSACTIONS
                             AT NAB PRODUCTION SITE,     AUSTRALIA MARKET
                             TO MAINFRAME
                             APPLICATION AND BACK TO
                             CERTEGY SUPPLIED ROUTER
                             AT NAB PRODUCTION SITE.

2.0 TRANSACTION/ENQUIRY      2.5 SECONDS RESPONSE        100% OF USER         SUNDAY-SATURDAY       1
RESPONSE TIME FROM TO/FROM   TIME- MEASURED FROM         INITIATED
NEW ZEALAND CONNEX SYSTEM    CERTEGY SUPPLIED ROUTER     TRANSACTIONS NEW
                             AT NAB PRODUCTION SITE      ZEALAND MARKET
                             TO MAINFRAME
                             APPLICATION AND BACK TO
                             CERTEGY SUPPLIED ROUTER
                             AT NAB PRODUCTION SITE.

3.0 STATEMENT PRODUCTION     FILE AVAILABLE FOR          95% of the           MONDAY-SATURDAY
FILES                        DISPATCH TO NAB             Business Days the
                             PRODUCTION SITE AFTER       file will be
                             ACCOUNT CYCLING             available for
                             MEASURED UPON               transmission by
                             COMPLETION OF STATEMENT     the times referred
                             CREATION JOBS.              to as the
                                                         processing
                             0500LOCAL                   requirement on the                         2
                             TIME-AUSTRALIA MARKET       1st Business Day
                                                         following
                             0400)LOCAL TIME -NEW        scheduled cycle                            2
                             ZEALAND MARKET              start day.

----------
(9)  All times referred to herein are in local Melbourne time cycle start day.

                                                         100% OF THE
                                                         BUSINESS DAYS THE
                                                         FILE WILL BE
                                                         AVAILABLE FOR
                                                         TRANSMISSION BY
                                                         THE TIMES
                                                         REFERRED TO AS
                                                         THE PROCESSING
                                                         REQUIREMENT ON
                                                         THE 2ND BUSINESS
                                                         DAY FOLLOWING
                                                         SCHEDULED CYCLE
                                                         START DAY.

4.0 POSTING SCHEME           TRANSACTIONS RECEIVED IN    97% of files in      MONDAY-FRIDAY
TRANSACTIONS.                THE AGREED UPON WINDOW      that Business
                             WILL BE PROCESSED WITHIN    Day's cycle.
                             NIGHTLY BATCH, MEASURED
                             UPON COMPLETION OF          Each individual
                             POSTING JOBS.               file will be
                                                         included in that
                             AUSTRALIA MARKET            Business Day's                             1
                                                         cycle not less
                             NEW ZEALAND MARKET          than 95% of                                1
                                                         Business Days
                                                         100% by next
                                                         Business Day.

5.0 PAYMENTS TRANSACTIONS    TRANSACTIONS RECEIVED IN    100%                 MONDAY-FRIDAY
                             THE AGREED UPON WINDOW
                             WILL BE PROCESSED WITHIN
                             NIGHTLY BATCH CYCLE
                             MEASURED UPON COMPLETION
                             OF POSTING JOBS TO POST
                             PAYMENTS.

                             AUSTRALIA MARKET                                                       1

                             NEW ZEALAND MARKET                                                     1

6.0 DAILY CARD EMBOSSING     FILE AVAILABLE FOR          95% OF THE           MONDAY-FRIDAY
FILES                        DISPATCH TO NAB             BUSINESS DAYS

NEW AND REPLACEMENT          PRODUCTION SITE.            FILE AVAILABLE FOR
CARDS                        MEASURED BASED ON           TRANSMISSION 1st
                             COMPLETION OF JOB           BUSINESS DAY
                             DURING NIGHTLY BATCH        FOLLOWING
                             TO CREATE EMBOSSING         SCHEDULED CYCLE                            1
                             FILE                        START DAY

                             0400 LOCAL TIME-            100% OF THE                                1
                             AUSTRALIA MARKET            BUSINESS DAYS
                                                         THE FILE WILL BE
                                                         TRANSMITTED THE
                             0500 LOCAL TIME -NEW        2ND BUSINESS DAY
                             ZEALAND MARKET              FOLLOWING
                                                         SCHEDULED START
                                                         DAY

7.0 MONTHLY                  FILE AVAILABLE FOR          FILE TO BE ON        AUS MARKET-
EMBOSSING FILES-             DISPATCH TO NAB             SCHEDULE 100%        MORNING OF 1st
RENEWALS                     PRODUCTION SITE             OF RECORDED DAYS     SUNDAY FOLLOWING
                             MEASURED BASED ON           WITHIN THE           THE 15TH OF EACH
                             COMPLETION OF JOB           MONTH                MONTH
                             DURING NIGHTLY BATCH
                             TO CREATE EMBOSSING
                             FILE.                                            NZ MARKET- ON
                                                                              MORNING OF 4TH
                             0700 LOCAL TIME-                                 SATURDAY OF EACH      1
                             AUSTRALIA MARKET                                 MONTH

                             0600 LOCAL TIME                                                        1
                             NEW ZEALAND MARKET

8.0 DAILY REPORTS            ALL REPORTS                                      MONDAY-
                             TRANSMITTED TO NAB                               SATURDAY
                             PRODUCTION DATA
                             CENTER DEPENDING ON
                             START OF NIGHTLY BATCH      95% of the                                 2
                                                         Business Days
                             0700 LOCAL TIME-AUS         the reports will
                             MARKET                      be transmitted

                             0500 LOCAL TIME-NZ MARKET   the 1st Business                           2
                                                         Day following
                                                         scheduled cycle
                                                         start day.

                                                         100% OF THE
                                                         BUSINESS DAYS THE
                                                         REPORTS WILL BE
                                                         TRANSMITTED BY
                                                         11:00 THE 1ST
                                                         BUSINESS DAY
                                                         FOLLOWING
                                                         SCHEDULED CYCLE
                                                         START DAY.

9.0 HOT CARD FILES           0430 LOCAL                  FILE TO BE ON        MONDAY-FRIDAY         1
                             TIME-AUSTRALIA MARKET       SCHEDULE 100% OF
                                                         RECORDED DAYS
                             0700-NEW ZEALAND MARKET     WITHIN THE MONTH
                             DAILY FILE TRANSMITTED                                                 1
                             TO NAB PRODUCTION.
                             MEASURED BY COMPLETION
                             OF BATCH JOB THAT
                             CREATES HOT CARD FILE IN
                             NIGHTLY BATCH

10.0 CYCLED ACCOUNT          GATEWAY FILE AVAILABLE      FILE TO BE ON        MONDAY-FRIDAY
STATEMENT RECORD             FOR DISPATCH TO NAB         SCHEDULE 100% OF
                             PRODUCTION. MEASURED BY     RECORDED DAYS
                             COMPLETION OF BATCH JOB     WITHIN THE MONTH
                             THAT CREATES CYCLE
                             ACCOUNT STATEMENT FILE
                             IN NIGHTLY BATCH
                             PROCESSES.

                             04:45 AUSTRALIA MARKET                                                 1

                             24:00 NEW ZEALAND MARKET                                               1

11.0 FILE TRANSFER TO TMZ    FILE TRANSMITTED 10 TMZ     FILE TO BE ON        SUNDAY-SATURDAY       2
(NEW ZEALAND ONLY)           FIVE HOURS POST BATCH.      SCHEDULE 100% OF
                             MEASURED BY COMPLETION      RECORDED DAYS
                             OF BATCH JOB THAT           WITHIN THE MONTH
                             CREATES TMZ FILE IN
                             NIGHTLY BATCH PROCESSES.

                             5 HOURS AFTER BATCH
                             COMPLETES

                             NEW ZEALAND MARKET

12.0 TRANSACTION ADDENDUM    GATEWAY FILE AVAILABLE      FILE TO BE ON        SUNDAY-SATURDAY
DATA                         FOR DISPATCH TO NAB         SCHEDULE 100% OF
                             PRODUCTION. MEASURED BY     RECORDED DAYS
                             COMPLETION OF BATCH JOB     WITHIN THE MONTH
                             THAT CREATES THE
                             TRANSACTION ADDENDUM
                             FILE IN NIGHTLY BATCH
                             PROCESSES.

                             04:30 AUSTRALIA MARKET                                                 1

                             04:30 NEW ZEALAND MARKET                                               1

13.0 OVERNIGHT BATCH         0700 AUSTRALIA MARKET       95%                  SUNDAY-SATURDAY       1
COMPLETE

                             0700 NEW ZEALAND            95%                                        1
                             MARKET

                             1100 AUSTRALIA MARKET       100%                                       1

                             1100 NEW ZEALAND MARKET     100%                                       1

14.0 STATEMENTS ONLINE       AVAILABLE FOR ONLINE        99.5% DURING THE     SUNDAY-SATURDAY
ACCESS                       QUERY 07:30 TO 23:00        MONTH

                             AUSTRALIA MARKET                                                       A

                             NEW ZEALAND                                                            A

15.0 TRANSACTION/ENQUIRY     AVERAGE 0.2 SECONDS         95% OF USER          SUNDAY-SATURDAY
RESPONSE TIMES-THE           INTERNAL HOST RESPONSE      INITIATED ON-LINE
NATIONAL VDU TERMINALS       TIME NOT END TO END         TRANSACTIONS
                             RESPONSE TIME

                             AUSTRALIA MARKET                                                       A

                             NEW ZEALAND MARKET                                                     A

16.0 STATEMENTS-ONLINE       AVERAGE 0.2 SECONDS         98% OF RESPONSES     SUNDAY-SATURDAY
ACCESS RESPONSE TIME         INTERNAL HOST RESPONSE      PER MONTH
                             TIME NOT END TO END
                             RESPONSE TIME

                             AUSTRALIA MARKET                                                       A

                             NEW ZEALAND MARKET                                                     A

17.0 ABILITY TO              IMPLEMENTATION OF           99%                  SUNDAY-SATURDAY
ADD/CHANGE APPLICATION       ACCEPTED BUSINESS
PARAMETERS                   PARAMETER CHANGES TO
                             AGREED SCHEDULES

                             AUSTRALIA MARKET                                                       2

                             NEW ZEALAND MARKET                                                     2

18.0 ABILITY TO ADD          ONLINE ACCESS TO ADD        99%                  SUNDAY-SATURDAY
STATEMENT MESSAGES           STATEMENT MESSAGES

                             AUSTRALIA MARKET                                                       A

                             NEW ZEALAND MARKET                                                     A

19.0 MONTHLY REPORTING       ALL MONTHLY REPORT          100%                 SUNDAY-SATURDAY       A
                             FILES TRANSMITTED TO
                             NAB PRODUCTION DATA
                             CENTER AND READY TO BE                                                 A
                             PRINTED BY 12:00 ON THE
                             FIRST BUSINESS DAY
                             AFTER THE REPORTS ARE
                             SCHEDULED TO RUN

                             AUSTRALIA MARKET                                                       A

                             NEW ZEALAND MARKET                                                     A

20.0 DIRECT DEBITS TO BE     FILE TO BE DELIVERED BY     100%                 SUNDAY-SATURDAY       2
PROCESSED BY CAMS            24:00 FOLLOWING
                             PROCESSING DAY FOR CAMS
                             AUSTRALIA MARKET

21.0 TRANSACTION DATA        TODAY'S MONETARY DATA       100%                 SUNDAY-SATURDAY
                             PRODUCES A GATEWAY
                             FILE. REQUIRED BY 04:30

                             AUSTRALIA MARKET                                                       1

                             NEW ZEALAND MARKET                                                     1

                                     Chart 9

                        Critical Applications and Systems

Description   Service Requirement   Relevant Chart
-----------   -------------------   --------------
NAME          DESCRIPTION           CHART 1
NAME 2        DESCRIPTION           CHART 2
              ETC

                            Service Credit Table C-1

              Base 2000 Cardholder System Availability - Australia

                                                                        SERVICE CREDIT
DAILY OUTAGES DURING                   SERVICE CREDIT                     4 OR MORE
MEASUREMENT PERIOD                  PER 1-3 OCCURRENCES                  OCCURRENCES
-----------------------   ---------------------------------------   ---------------------
Each Additional 30 Min.   2.0% of Monthly Mainframe Charges times   One and a half
                          0.75                                      times the 1 to 3
                                                                    occurrence amount

>150 Min. to 180 Min.     6.0% of Monthly Mainframe Charges times   One and a half
                          0.75                                      times the 1 to 3
                                                                    occurrence amount

>120 Min. to 150 Min.     3.0% of Monthly Mainframe Charges times   One and a half
                          0.75                                      times the 1 to 3
                                                                    occurrence amount

>90 Min. to 120 Min.      2.0% of Monthly Mainframe Charges times   One and a half
                          0.75                                      times the 1 to 3
                                                                    occurrence amount

>60 Min. to 90 Min.       1.75% of Monthly Mainframe Charges        One and a half
                          times 0.75                                times the 1 to 3
                                                                    occurrence amount

>30 Min. to 60 Min.       0.75% of Monthly Mainframe Charges        One and a half
                          times 0.75                                times the 1 to 3
                                                                    occurrence amount

>10 to 30 Min.            0.5% of Monthly Mainframe Charges times   One and a half
                          0.75                                      times the 1 to 3
                                                                    occurrence amount
0 to l0 Min (MSL)         0

Occurrences in a          1 to 3 - per each occurrence              4 & above- per each
calendar month                                                      occurrence

                            Service Credit Table C-2

             Base 2000 Cardholder System Availability - New Zealand

                                                                        SERVICE CREDIT
DAILY OUTAGES DURING                   SERVICE CREDIT                     4 OR MORE
MEASUREMENT PERIOD                  PER 1-3 OCCURRENCES                  OCCURRENCES
-----------------------   ---------------------------------------   ---------------------
Each Additional 30 Min.   2.0% of Monthly Mainframe Charges times   One and a half
                          0.25                                      times the 1 to 3
                                                                    occurrence amount

>150 Min. to 180 Min.     6.0% of Monthly Mainframe Charges times   One and a half
                          0.25                                      times the 1 to 3
                                                                    occurrence amount

>120 Min. to 150 Min.     3.0% of Monthly Mainframe Charges times   One and a half
                          0.25                                      times the 1 to 3
                                                                    occurrence amount

>90 Min. to 120  Min.     2.0% of Monthly Mainframe Charges times   One and a half
                          0.25                                      times the 1 to 3
                                                                    occurrence amount

>60 Min. to 90 Min.       1.75% of Monthly Mainframe Charges        One and a half
                          times 0.25                                times the 1 to 3
                                                                    occurrence amount

>30 Min. to 60 Min.       0.75% of Monthly Mainframe Charges        One and a half
                          times 0.25                                times the 1 to 3
                                                                    occurrence amount

>10 to 30 Min.            0.5% of Monthly Mainframe Charges times   One and a half
                          0.25                                      times the 1 to 3
                                                                    occurrence amount

0 to 10 Min (MSL)         0

Occurrences in a          1 to 3 -- per each occurrence             4 & above- per each
calendar month                                                      occurrence

                            Service Credit Table C-3

             Base 2000 Collections System Availability - Australia

                                                                        SERVICE CREDIT
DAILY OUTAGES DURING                   SERVICE CREDIT                     4 OR MORE
MEASUREMENT PERIOD                  PER 1-3 OCCURRENCES                  OCCURRENCES
-----------------------   ---------------------------------------   ---------------------
Each Additional 30 Min.   2.0% of Monthly Mainframe Charges times   One and a half times
                          0.75                                      the 1 to 3 occurrence
                                                                    amount

>150 Min. to 180 Min.     6.0% of Monthly Mainframe Charges times   One and a half times
                          0.75                                      the 1 to 3 occurrence
                                                                    amount

>120 Min. to 150 Min.     3.0% of Monthly Mainframe Charges times   One and a half times
                          0.75                                      the 1 to 3 occurrence
                                                                    amount

>90 Min. to 120 Min.      2.0% of Monthly Mainframe Charges times   One and a half times
                          0.75                                      the 1 to 3 occurrence
                                                                    amount

>60 Min. to 90 Min.       1.75% of Monthly Mainframe Charges        One and a half times
                          times 0.75                                the 1 to 3 occurrence
                                                                    amount

>30 Min. to 60 Min.       0.75% of Monthly Mainframe Charges        One and a half times
                          times 0.75                                the 1 to 3 occurrence
                                                                    amount

>10 to 30 Min.            0.5% of Monthly Mainframe Charges times   One and a half times
                          0.75                                      the 1 to 3 occurrence
                                                                    amount

0 to 10 Min (MSL)         0

Occurrences in a          1 to 3 - per each occurrence              4 & above- per each
calendar month                                                      occurrence

                            Service Credit Table C-4

            Base 2000 Collections System Availability - New Zealand

                                                                        SERVICE CREDIT
DAILY OUTAGES DURING                   SERVICE CREDIT                     4 OR MORE
MEASUREMENT PERIOD                  PER 1-3 OCCURRENCES                  OCCURRENCES
-----------------------   ---------------------------------------   ---------------------
Each Additional 30 Min.   2.0% of Monthly Mainframe Charges times   One and a half times
                          0.25                                      the 1 to 3 occurrence
                                                                    amount

>150 Min. to 180 Min.     6.0% of Monthly Mainframe Charges times   One and a half times
                          0.25                                      the 1 to 3 occurrence
                                                                    amount

>120 Min. to 150 Min.     3.0% of Monthly Mainframe Charges times   One and a half times
                          0.25                                      the 1 to 3 occurrence
                                                                    amount

>90 Min. to 120 Min.      2.0% of Monthly Mainframe Charges times   One and a half times
                          0.25                                      the 1 to 3 occurrence
                                                                    amount

>60 Min. to 90 Min.       1.75% of Monthly Mainframe Charges        One and a half times
                          times 0.25                                the 1 to 3 occurrence
                                                                    amount

>30 Min. to 60 Min.       0.75% of Monthly Mainframe Charges        One and a half times
                          times 0.25                                the 1 to 3 occurrence
                                                                    amount

>10 to 30 Min.            0.5% of Monthly Mainframe Charges times   One and a half times
                          0.25                                      the 1 to 3 occurrence
                                                                    amount

0 to 10 Min (MSL)         0

Occurrences in a          1 to 3 - per each occurrence              4 & above- per each
calendar month                                                      occurrence

                            Service Credit Table C-5

            Base 2000 Authorization System Availability - Australia

DAILY OUTAGES DURING                   SERVICE CREDITS                 SERVICE CREDITS
MEASUREMENT PERIOD                  PER 1-3 OCCURRENCES               PER 4+ OCCURRENCES
-----------------------   ---------------------------------------   ---------------------
Each additional 30        0.5% of Monthly Mainframe Charges times   One and a half times
                          0.75                                      the 1 to 3 occurrence
                                                                    amount

>30-60                    2.5% of Monthly Mainframe Charges times   One and a half times
                          0.75                                      the 1 to 3 occurrence
                                                                    amount

>20-30                    1.75% of Monthly Mainframe Charges        One and a half times
                          times 0.75                                the 1 to 3 occurrence
                                                                    amount

>10 to 20              0.5% of Monthly Mainframe Charges times 0.75    One and a half times
                                                                       the 1 to 3
                                                                       occurrence amount
<10 minutes (MSL)      0
Occurrences in a       1 to 3 - per each occurrence                    4 & above- per each
calendar month                                                         occurrence

                            SERVICE CREDIT TABLE C-6

            BASE 2000 AUTHORIZATION SYSTEM AVAILABILITY - NEW ZEALAND

DAILY OUTAGES DURING                  SERVICE CREDITS                     SERVICE CREDITS
MEASUREMENT PERIOD                  PER 1-3 OCCURRENCES                 PER 4+ OCCURRENCES
--------------------   ---------------------------------------------   --------------------
Each additional 30     0.5% of Monthly Mainframe Charges times 0.25    One and a half times
                                                                       the 1 to 3
                                                                       occurrence amount
>30-60                 2.5% of Monthly Mainframe Charges times 0.25    One and a half times
                                                                       the 1 to 3
                                                                       occurrence amount
>20-30                 1.75% of Monthly Mainframe Charges times 0.25   One and a half times
                                                                       the 1 to 3
                                                                       occurrence amount
>10 to 20              0.5% of Monthly Mainframe Charges times 0.25    One and a half times
                                                                       the l to 3
                                                                       occurrence amount
<10 minutes (MSL)      0
Occurrences in a       1 to 3 - per each occurrence                    4 & above- per each occurrence
calendar month

                            SERVICE CREDIT TABLE C-7

                                HELPDESK SERVICES

Mean time to answer   No service credit is applicable for this service

                            SERVICE CREDIT TABLE C-8

            BASE 2000 CRITICAL PROCESSES COMPLETION SCHEDULE AUSTRALIA

                              SERVICE CREDIT APPLICABLE                SERVICE CREDIT
PRIORITY MISSED                  PER 1-3 OCCURRENCES                 PER 4+ OCCURRENCES
---------------     --------------------------------------------   ---------------------
Priority 1 Missed   1.5% of Monthly Mainframe Charges times 0.75   One and a half times
                                                                   the 1 to 3
                                                                   occurrence amount
Priority 2 Missed   1.0% of Monthly Mainframe Charges times 0.75   One and a half times
                                                                   the 1 to 3
                                                                   occurrence amount
Priority 3 Missed   0.8% of Monthly Mainframe Charges times 0.75   One and a half times
                                                                   the 1 to 3
                                                                   occurrence amount
Occurrences in a    1 to 3 -per each occurrence                    4 & above- per each
calendar month                                                     occurrence

                            SERVICE CREDIT TABLE C-9

           BASE 2000 CRITICAL PROCESSES COMPLETION SCHEDULE NEW ZEALAND

                              SERVICE CREDIT APPLICABLE                SERVICE CREDIT
PRIORITY MISSED                  PER 1-3 OCCURRENCES                 PER 4+ OCCURRENCES
---------------     --------------------------------------------   ---------------------
Priority 1 Missed   1.5% of Monthly Mainframe Charges times 0.25   One and a half times
                                                                   the 1 to 3
                                                                   occurrence amount
Priority 2 Missed   1.0% of Monthly Mainframe Charges times 0.25   One and a half times
                                                                   the 1 to 3
                                                                   occurrence amount
Priority 3 Missed   0.8% of Monthly Mainframe Charges times 0.25   One and a half times
                                                                   the 1 to 3
                                                                   occurrence amount
Occurrences in a    1 to 3 -per each occurrence                    4 & above- per each
calendar month                                                     occurrence

                                  Schedule S of

                           Transaction Document #01-01

                                  Network Tower

       Performance Standards, Minimum Service levels, and Service Credits

1.0 INTRODUCTION

1.1 IBM and Certegy have developed detailed Performance Standards and Minimum Service Levels that will adequately measure and track the performance of Services provided by IBM.

1.2 This Schedule S describes:

1.2.1. The Performance Standards and Minimum Service Levels for the defined Services which IBM is required to meet during the term of the Transaction Document. Such Performance Standards and Minimum Service Levels are set forth in Charts C-1 through C-3 of Exhibit C-1 to this Schedule S; the effective date for each of the attendant Service Credits is identified in the attached Charts in the section titled "Implementation Criteria";

1.2.2. Service Credits as applicable in accordance with Section 9.9 of the Master Agreement, should IBM fail to meet the Minimum Service Levels as set forth in this Schedule; and

1.2.3. Certain Certegy responsibilities.

2.0 DEFINITIONS

     2.1 "ACTUAL UPTIME" means, out of the Service Periods, the aggregate number of hours in any calendar month during which the Host System and/or each defined Application is actually available for use by Authorized Users.

     2.2 "APPLICATION" means individual subsystems or environments comprising the Applications Software.

     2.3 "AVAILABILITY" means Actual Uptime plus Excusable Downtime divided by Scheduled Uptime. For purposes of determining whether IBM's performance meets any Performance Standard and Minimum Service Level, Availability will be measured based on a monthly average during each calendar month of the term of this Transaction Document, to be calculated once monthly within ten (10) business days following the end of each calendar month.

     2.4 "EXCUSABLE DOWNTIME" means, out of the Scheduled Uptime, the aggregate number of hours in any calendar month during which the Host System and/or each defined Critical Business Application System as defined in Schedule G Mainframe Attachment 2 is down due to action or inaction by Certegy or due to a Force Majeure Event, which failure is not attributable to IBM's failure to exercise due care including, without limitation, failure to provide proper preventive or remedial maintenance.

     2.5  "HOST SYSTEM" means Machines and related Systems Software.

     2.6 "MEASUREMENT PERIOD" means the time intervals for monitoring, evaluating and calculating IBM's performance against the Performance Standards and Minimum Service Levels and the Service Credits, if any.

     2.7 "MINIMUM SERVICE LEVEL" or "MSL" means the level of performance set forth in Charts C-l through C-3 of Exhibit C-l.

     2.8 "RESPONSE TIME" means the time taken to initiate the procedures and tasks outlined in the Procedures Manual for System and Network problems.

     2.9 "RESOLUTION TIME" means the time taken to complete the procedures and tasks outlined in the Procedures Manual for System and Network problems.

     2.10 "SCHEDULED DOWNTIME" means, out of the Service Periods, the aggregate number of hours in any calendar month during which the Host System and/or each defined Critical Business Application System is scheduled to be unavailable for use by Authorized Users due to such things as preventive maintenance, system upgrades, etc. The Parties must mutually agree on Scheduled Downtime.

     2.11 "SERVICE PERIODS" means the days of the week and hours per day that the Host System and/or each defined Critical Business Application System is scheduled to be available for use by Authorized Users as set forth in Exhibit C-l, subject to adjustment for mutually agreed upon Scheduled Downtime.

     2.12 "SCHEDULED UPTIME" means of the Service Periods, the aggregate number of hours in any calendar month during which the Host System and/or each defined Critical Business Application System is scheduled to be available for use by Authorized Users.

     2.13 "UNAVAILABILITY" means actual downtime less Scheduled Downtime divided by Scheduled Uptime. For purposes of determining whether IBM's performance meets any Performance Standard and Minimum Service Level, Unavailability will be measured based on a monthly average during each calendar month of the term of the Transaction Document, to be calculated once monthly within ten (10) business days following the end of each calendar month.

All capitalized terms used and not defined in this Schedule S shall have the same meanings given them elsewhere in the Agreement.

3.0 REPORTING

3.1 By the tenth (10th) business day of each calendar month during the term of the Transaction Document, IBM will submit to Certegy a report or set of reports assessing IBM's performance against the Performance Standards and the Minimum Service Levels during the previous calendar month and detailing IBM's performance in those categories identified on Charts C-l through C-3. IBM will also be responsible for promptly investigating and correcting failures including failures to meet such Performance Standards and Minimum Service Levels by:

     3.1.1. initiating problem investigations to identify root causes of failures;

     3.1.2. promptly reporting problems to Certegy that reasonably could be expected to have a material adverse effect on Certegy or its Authorized Users operations; and

     3.1.3. making written recommendations to Certegy for improvement in procedures.

3.2 In addition to any Service Credits required by the Agreement and Section 8 hereof, IBM with Certegy's assistance shall diligently identify root causes, correct problems and minimise recurrences of missed Performance Standards and Minimum Service Levels for which it is responsible. IBM will provide Certegy with a report describing the results of its root cause analysis and other facts relating to IBM's failure to attain MSLs. Certegy will use commercially reasonable efforts to correct and minimize the recurrence of problems for which Certegy is responsible and which prevent IBM from meeting the Performance Standards and Minimum Service Levels.

4.0 PERIODIC REVIEWS

4.1 Performance Standards and Minimum Service Levels will be reviewed and adjusted, if applicable, by the IPT. Any such changes will be implemented through the Change Control Process. The Parties intend that the Performance Standards and Minimum Service Levels will not be less favorable to the Certegy Group during the term of the Transaction Document to which they are applicable than they are at the initiation of the Services pursuant to such Transaction Document, and will be improved over time. Any adjustments to applicable Performance Standards and Minimum Service Levels will be based upon:

     4.1.1 Technology changes to the environment.

     4.1.2 Certegy or its Authorized Users' business change.

4.2 Otherwise, the Performance Standards and Minimum Service Levels will remain the same.

5.0 BENCHMARKS

5.1 Should a change to any of the factors listed in Section 4.0 influence or determine the attainment of a Performance Standard and Minimum Service Level (e.g., software or hardware changes), IBM and Certegy may create mutually agreed upon parameters against which a benchmark will be taken both prior to and subsequent to such change in order that the affected Performance Standard and Minimum Service Level can be adjusted on a mutually agreeable basis accordingly.

5.2 IBM may not be obligated for Service Credits during the benchmarking period to the extent that such change prohibits IBM from meeting such Minimum Service Levels.

6.0 PERFORMANCE STANDARD AND MINIMUM SERVICE LEVEL IMPACT

6.1 For any calendar month for which, based on capacity planning activities utilizing Certegy business projections and IBM's historical trend analysis, IBM has provided written performance recommendations to Certegy to allow for continued Performance Standard and Minimum Service Level attainment with lead time reasonably sufficient for Certegy to verify and implement such recommendations, and these recommendations are valid but declined by Certegy or Certegy does not respond to IBM's recommendations, then IBM will be relieved of its Network related Performance Standard and Minimum Service Level obligations for any calendar month for the environments for which recommendations were made and the capacity was exceeded, to the extent that the root cause analysis of such Performance Standard and/or Minimum Service Level failure demonstrates that the root cause was Certegy's refusal to accept and implement such recommendations. Further, IBM shall be relieved of its performance obligations under the Performance Standards and Minimum Service Levels for any calendar month should the root cause analysis demonstrate that IBM's failure to satisfy such Performance Standard or Minimum Service Level was due to the fact that the limited Network capacity resources estimated by Certegy and provided by IBM were not sufficient to perform the Services.

7.0 PERFORMANCE STANDARD AND MINIMUM SERVICE LEVEL CRITERIA

7.1 Changes to the Performance Standards, Minimum Service Levels and/or Service Periods must be made in writing and approved by the IPT.

8.0 SERVICE CREDITS

8.1 In accordance with Section 3.2 of the Master Agreement, should IBM fail to achieve the Minimum Service Levels as set forth in Exhibit C-l, IBM will pay Service Credit(s) to Certegy. IBM will be relieved of responsibility in accordance with this Schedule S for any Minimum Service Level(s) and any associated Service Credits to the extent affected by the items described below where IBM's failure to meet the Minimum Service Level(s) is due to:

8.1.1. problems resulting from the capacity being provided by IBM being in accordance with the levels requested by Certegy's, being demonstrated through root-cause analysis to be insufficient to allow completion of the scheduled application within the required Minimum Service Level for that application;

8.1.2. problems determined to be caused by the actions or inaction of Certegy's personnel;

8.1.3. changes made to the environment by Certegy directly or by IBM personnel in response to a request form duly authorised Certegy personnel through the recognised work order or Change Control Process;

8.1.4 Certegy's change in prioritisation of available resources;

8.1.5. Certegy's failure to perform Certegy's obligations as set forth in the Master Agreement and the Schedules to the extent such failure affects IBM's ability to perform the Services at the specified Minimum Service Levels (e.g., provision of adequate system capacity to provide the Minimum Service Level commitments, environmental factors/facilities, Certegy procedural errors);

8.1.6. performance or non-performance by Certegy's third party vendors and suppliers;

8.1.7. circumstances that constitute a Force Majeure Event as specified in
Section 17.3 of the Master Agreement.

8.1.8. Failure of the services provided by the carrier, in terms of network service delivery where such failure is not due to an action or inaction by IBM;

8.1.9. problems resulting from the application being provided by Certegy being demonstrated through root-cause analysis to be insufficient to allow completion or overall throughput of the scheduled application to allow achievement of the required Minimum Service Level for that application; or

8.1.10. the Minimum Service Levels have not been demonstrated to be deliverable within the production service within a ninety (90) day benchmarking period as defined in Section 7.6.1 of Schedule S - Mainframe Tower in which the application is operational within the production environment and subject to the full transaction loads of the application service.

8.2 The applicable Service Credits shall be determined or calculated as follows:

8.2.1. For failure to meet the Minimum Service Level in any of the defined Service categories, the Service Credit will be determined as set forth in Exhibit C-1.

8.2.2. In no event will IBM be liable for more than twenty percent (20%) of the network support fee, excluding the carrier costs, billed to Certegy for the Services for that month.

                                  Exhibit C-l

                Performance Standards and Minimum Service Levels

CHART C-1: AUTHORIZED USER PROBLEM SEVERITY LEVELS

SEVERITY     DESCRIPTION
----------   -------------------------------------------------------------------
Severity 1   CRITICAL - The service, product or Network is unusable. The
             Authorized User is completely out of service and unable to do any productive work and/or the Network, system or product desired is not available.

Severity 2   MAJOR - Authorized Users can connect to the Network but normal services and/or functions are either interrupted or severely degraded. The Authorized User may perform work but not at expected levels of performance and productivity.

Severity 3   MINOR - A problem exists in the Network but has not resulted in significant interruption or degradation to Authorized Users.

          For Severity 1 and Severity 2 problems, IBM will ensure it, will respond immediately to address the problem and work continuously to resolve the problem to the mutual satisfaction of Certegy's, its Authorized Users, the network suppliers and IBM. If Certegy resources are required for testing, Certegy will ensure that these resources are available.

CHART C-2: RESOLUTION TIME TARGETS

SEVERITY   SOLUTION OR BYPASS TARGETS
--------   ---------------------------------------------------------
    1      99% within 1 Hour, 100% within 2 Hours of notification
    2      99% within 2 Hours, 100% within 4 Hours of notification
    3      95% within 12 Hours, 100% within 48 hours of notification

CHART C-2: NETWORK PERFORMANCE TARGETS

NETWORK RELIABILITY                                    PACKET DELIVERY OBJECTIVE
-------------------                                    -------------------------
Sustained Information Rate delivery within Australia             99.9%

NETWORK SITE AVAILABILITY   OBJECTIVE
-------------------------   ---------
Standard without backup       99.0%

CHART C-3: NETWORK PROBLEM MANAGEMENT TARGETS

SEVERITY   FIRST REACTION       UPDATE FREQUENCY
--------   ------------------   ----------------
    1      99% within .5 Hour   Every 1 Hour
    2      99% within 1 Hour    Every 2 Hours
    3      95% within 2Hours    Daily

     - The First Reaction time is defined as: "The elapsed time from the initial problem reporting until IBM takes some kind of remedial action (and updates the problem record with the action and notifies Certegy). This is usually the time spent in first level problem determination".

     - The Update Frequency is defined as: "The maximum time allowed before a status update must be made to a problem. Note: update frequency is a guideline that should be met UNLESS another agreement is reached between the IBM and Certegy. For example, if IBM requires a log that is needed for part of the problem resolution process, but the log will not be available until the next morning, there is no need for further updates before that time."

                            Service Credit Table C-1

         Network Availability and Response Time Based on Severity Level

                          SERVICE CREDIT APPLICABLE             SERVICE CREDIT
SEVERITY LEVEL MISSED        PER 1-3 OCCURRENCES              PER 4+ OCCURRENCES
---------------------   ----------------------------   -------------------------------
Severity 1 Missed       6.0% of Network Support Fee    One and a half times the 1 to 3
                                                       occurrence amount
Severity 2 Missed       4.0% of Network Support Fee    One and a half times the 1 to 3
                                                       occurrence amount
Severity 3 Missed       2.0% of Network Support Fee    One and a half times the 1 to 3
                                                       occurrence amount
Occurrences in a        1 to 3 -per each occurrence    4 & above- per each occurrence
calendar month

                                  Schedule T of

                           Transaction Document #01-01

               Certegy Provided Office Furnishing and Facilities

1. Certegy undertakes solely to provide the accommodation and associated services specified in Table 1 to the identified and agreed IBM staff. The staff to be located at the Certegy location are listed by position in table 1, which will be updated and maintained through the term of this Transaction Document.

2. The services to be provided to the staff are taken to be the services that would be typically provided as part of a serviced office environment in substantially the same manner and environment provided to Certegy staff and shall include desk, telephone service, access to a LAN providing a gateway to the IBM network and normal amenities including LAN printing and photocopy facilities.

3. Car park services or allocations are not expected to be provided to the IBM staff as part of this service unless otherwise agreed on a case by case basis.

4. The office accommodation and associated services are to be provided to IBM free of charge.

5. It is expected that the IBM staff will be engaged in work directly related to the support of the Certegy services agreement whilst located at the Certegy location

6. It is expected that in some cases IBM staff will be able to share office services.

7. The office accommodation will be smoke-free, provide accessibility for people with walking difficulties and be compliant with accepted occupational health and safety standards.

8. The office environment is to be secure or to provide secure storage, at a level that a key or security pass is required for access.

9. The office environment is to be accessible on a seven (7) day a week twenty-four (24) hour a day basis as required to meet the service requirements of Certegy.

10. If IBM elects to add staff from time to time in addition to the equivalent number of staff in Table 1 to this Schedule, any cost associated with acquiring/installing cubicles or office furnishings, wiring, telephone, chairs, copiers or fax machines will be the responsibility of IBM and will be dependent on space availability and prior approval of Certegy.

11. The staff listed in table 1 may be changed at any time during the term of this Transaction Document upon agreement of Certegy and IBM.

Table 1: Office accommodation to be provided for IBM by Certegy

POSITION                     OFFICE   DESK   PHONE   LAN ACCESS
--------                     ------   ----   -----   ----------
1 x Project Executive          Yes     Yes    Yes        Yes
1 x Project Office Manager     No      Yes    Yes        Yes
1 x MVS SDM                    No      Yes    Yes        Yes
1 x Drop desk                  No      Yes    Yes        Yes

                                   Schedule U

                           Transaction Document 01-01

                                  Bill of Sale

IBM Bill of Sale

INTERNATIONAL BUSINESS MACHINES CORPORATION, having offices at Route 100, Somers, New York 10589 ("Seller"), for consideration of one dollar ($1.00) the receipt of which is hereby acknowledged, paid by _________, a corporation having a place of business at _________, _____, ______ ___ ("Purchaser"), by this Bill of Sale does sell, transfer, grant and convey to Purchaser, its successors and assigns, all of Seller's right, title and interest in and to the equipment, goods and other assets (all of the foregoing being hereinafter collectively referred to as the "Property"), made and effective as of __________ __, 200_. Seller warrants that it has clear title to the Property free of any liens and encumbrances.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale as of the ___ day of _________, 200_.

INTERNATIONAL BUSINESS MACHINES CORPORATION


By
   -----------------------------------
   Authorized Signature


--------------------------------------
Name (Type or Print) Date

Certegy Inc. Bill of Sale

Certegy Inc., a corporation having a place of business at ______________, _______, ______ ____ ("Seller"), for consideration of __________________
($_______) the receipt of which is hereby acknowledged, paid by a division of International Business Machines Corporation, having its headquarters at Route 100, Somers, New York 10589 ("Purchaser"), by this Bill of Sale does sell, transfer, grant and convey to Purchaser, its successors and assigns, all of Seller's right, title and interest in and to the equipment, goods and other assets (all of the foregoing being hereinafter collectively referred to as the "Property"), made and effective as of ____________ __, 200_. Seller warrants that it has clear title to the Property free of any liens and encumbrances.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale as of the ___ day of __________, 200_.

CERTEGY INC.

By
   ------------------------------------
   Authorized Signature


---------------------------------------
Name (Type or Print) Date

                                  Schedule V of

                           Transaction Document #01-01

                                  Key Positions

This Schedule lists the Key Positions pursuant to the Master Agreement and this Transaction Document. The list of Key Positions will be updated as agreed through the term of this Transaction Document.

STAFF POSITION         NAME
--------------      ----------
Project Executive   Jim Kilsby


                                        1